                           [SEASONS SELECT II LOGO]
                                   PROSPECTUS

                                  MAY 1, 2018
              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                              issued by Depositor

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                               in connection with

                         VARIABLE ANNUITY ACCOUNT FIVE

This variable annuity has several investment choices -- Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed below. The Premier Portfolios identified below are part of one of the following Trusts: SunAmerica Series Trust, Fidelity(R) Variable Insurance Products, and T. Rowe Price Equity Series, Inc. The Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies identified below are part of the Seasons Series Trust.

This contract is no longer available for purchase by new contract Owners.


PREMIER PORTFOLIOS
                                                 MANAGED BY:
  FIDELITY VIP CONTRAFUND(R) PORTFOLIO           Fidelity Management and Research Company
  FIDELITY VIP EQUITY-INCOME PORTFOLIO           Fidelity Management and Research Company
  FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO   Fidelity Management and Research Company
  FIDELITY VIP MID CAP PORTFOLIO                 Fidelity Management and Research Company
  FIDELITY VIP OVERSEAS PORTFOLIO                Fidelity Management and Research Company
  SA AMERICAN(R) FUNDS GLOBAL GROWTH PORTFOLIO   Capital Research and Management Company(1)
  SA AMERICAN(R) FUNDS GROWTH PORTFOLIO          Capital Research and Management Company(1)
  SA AMERICAN(R) FUNDS GROWTH-INCOME PORTFOLIO   Capital Research and Management Company(1)
  SA VCP DYNAMIC ALLOCATION PORTFOLIO            SunAmerica Asset Management, LLC ("SAAMCo") and
                                                 AllianceBernstein L.P.
  SA VCP DYNAMIC STRATEGY PORTFOLIO              SAAMCo and AllianceBernstein L.P.
  T. ROWE PRICE BLUE CHIP GROWTH II PORTFOLIO    T. Rowe Price Associates, Inc. ("T. Rowe Price")
  T. ROWE PRICE EQUITY INCOME II PORTFOLIO       T. Rowe Price



SELECT PORTFOLIOS
                                                        MULTI-MANAGED BY:
  SA DFA ULTRA SHORT BOND PORTFOLIO                     Dimensional Fund Advisors LP
  SA MULTI-MANAGED DIVERSIFIED FIXED INCOME PORTFOLIO   Wellington Management Company LLP ("Wellington") and
                                                        PineBridge Investments LLC
  SA MULTI-MANAGED INTERNATIONAL EQUITY PORTFOLIO       Schroder Investment Management North America Inc., T. Rowe
                                                        Price and SAAMCo
  SA MULTI-MANAGED LARGE CAP GROWTH PORTFOLIO           Goldman Sachs Asset Management, L.P., Janus Capital
                                                        Management, LLC ("Janus") and SAAMCo
  SA MULTI-MANAGED LARGE CAP VALUE PORTFOLIO            American Century Investment Management Inc., Wellington and
                                                        SAAMCo
  SA MULTI-MANAGED MID CAP GROWTH PORTFOLIO             T. Rowe Price, Wellington and SAAMCo
  SA MULTI-MANAGED MID CAP VALUE PORTFOLIO              T. Rowe Price, Massachusetts Financial Services Company and
                                                        SAAMCo
  SA MULTI-MANAGED SMALL CAP PORTFOLIO                  PNC Capital Advisors, LLC, J.P. Morgan Investment
                                                        Management Inc. and SAAMCo
  SA WELLINGTON REAL RETURN PORTFOLIO                   Wellington



FOCUSED PORTFOLIOS
                                         MANAGED BY:
  SA COLUMBIA FOCUSED GROWTH PORTFOLIO   Columbia Management Investment Advisers, LLC
  SA COLUMBIA FOCUSED VALUE PORTFOLIO    Columbia Management Investment Advisers, LLC



MANAGED ALLOCATION PORTFOLIOS
                                            MANAGED BY:
  SA ALLOCATION BALANCED PORTFOLIO          SAAMCo
  SA ALLOCATION GROWTH PORTFOLIO            SAAMCo
  SA ALLOCATION MODERATE PORTFOLIO          SAAMCo
  SA ALLOCATION MODERATE GROWTH PORTFOLIO   SAAMCo




SEASONS STRATEGIES(2)
                                 MULTI-MANAGED BY:
                                 JPMorgan, Janus, Lord Abbett, Putnam Investment Management,
                                 LLC ("Putnam"), T. Rowe Price, PineBridge and Wellington
  BALANCED GROWTH STRATEGY       (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Income/Equity Portfolio)
  CONSERVATIVE GROWTH STRATEGY   (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Income Portfolio)
  GROWTH STRATEGY                (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Growth Portfolio)
  MODERATE GROWTH STRATEGY       (which invests in SA T. Rowe Price Growth Stock Portfolio, SA
                                 Putnam Asset Allocation Diversified Growth Portfolio and SA
                                 Multi-Managed Moderate Growth Portfolio)

1 Capital Research and Management Company manages the corresponding Master Fund
  (defined in GLOSSARY below) in which the Underlying Fund (Feeder Fund) invests. The investment adviser of the Feeder Fund is SAAMCo.

2 Seasons Strategies are Variable Portfolios comprised of certain Underlying
  Funds of the Seasons Series Trust. Each Seasons Strategy is multi-managed by a group of managers identified above.

This variable annuity provides an optional Payment Enhancement feature. If you elect this feature, in exchange for Payment Enhancements credited to your contract, your withdrawal charge schedule will be longer and greater than if you chose not to elect this feature. These withdrawal charges may more than offset the value of any Payment Enhancement.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.

IF YOU ARE CONSIDERING FUNDING A TAX-QUALIFIED RETIREMENT PLAN (E.G., IRAS, 401K OR 403B PLANS) WITH AN ANNUITY, YOU SHOULD KNOW THAT AN ANNUITY DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRAL TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE TAX-QUALIFIED PLAN ITSELF. YOU SHOULD FULLY DISCUSS THIS DECISION WITH YOUR FINANCIAL REPRESENTATIVE.

To learn more about the annuity offered in this prospectus, you can obtain a copy of the Statement of Additional Information ("SAI") dated May 1, 2018. The SAI has been filed with the United States Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. For a free copy of the SAI, call us at (800) 445-7862 or write to us at our Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570.

In addition, the SEC maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by the Company.

VARIABLE ANNUITIES INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND ARE NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THEY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Effective October 9, 2017, the following Underlying Funds of the SunAmerica Series Trust ("SAST") and Seasons Series Trust ("SST") have been renamed as indicated below.


FORMER UNDERLYING FUNDS: (before October 9, 2017)   CURRENT UNDERLYING FUNDS:
  Allocation Balanced Portfolio                     SA Allocation Balanced Portfolio
  Allocation Growth Portfolio                       SA Allocation Growth Portfolio
  Allocation Moderate Portfolio                     SA Allocation Moderate Portfolio
  Allocation Moderate Growth Portfolio              SA Allocation Moderate Growth Portfolio
  American Funds Global Growth SAST Portfolio       SA American Funds(R) Global Growth Portfolio
  American Funds Growth SAST Portfolio              SA American Funds(R) Growth Portfolio
  American Funds Growth-Income SAST Portfolio       SA American Funds(R) Growth-Income Portfolio
  Ultra Short Bond Portfolio                        SA DFA Ultra Short Bond Portfolio
  Diversified Fixed Income Portfolio                SA Multi-Managed Diversified Fixed Income Portfolio
  International Equity Portfolio                    SA Multi-Managed International Equity Portfolio
  Large Cap Growth Portfolio                        SA Multi-Managed Large Cap Growth Portfolio
  Large Cap Value Portfolio                         SA Multi-Managed Large Cap Value Portfolio
  Mid Cap Growth Portfolio                          SA Multi-Managed Mid Cap Growth Portfolio
  Mid Cap Value Portfolio                           SA Multi-Managed Mid Cap Value Portfolio
  Small Cap Portfolio                               SA Multi-Managed Small Cap Portfolio
  SunAmerica Dynamic Allocation Portfolio           SA VCP Dynamic Allocation Portfolio
  SunAmerica Dynamic Strategy Portfolio             SA VCP Dynamic Strategy Portfolio
  Real Return Portfolio                             SA Wellington Real Return Portfolio


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                               TABLE OF CONTENTS
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
GLOSSARY........................................................   3
HIGHLIGHTS......................................................   4
FEE TABLE.......................................................   6
   Maximum Owner Transaction Expenses...........................   6
   Contract Maintenance Fee.....................................   6
   Separate Account Charges.....................................   6
   Additional Optional Feature Fees.............................   6
      Optional MarketLock Income Plus Fee.......................   6
      Optional MarketLock For Life Plus Fee.....................   6
      Optional MarketLock For Life Fee..........................   6
      Optional MarketLock Fee...................................   6
      Optional MarketLock For Two Fee...........................   6
      Optional Seasons Income Rewards Fee.......................   6
      Optional Seasons Promise Fee..............................   6
      Optional Income Protector Fee.............................   6
   Total Annual Portfolio Operating Expenses....................   6
MAXIMUM AND MINIMUM EXPENSE EXAMPLES............................   8
THE SEASONS SELECTII VARIABLE ANNUITY...........................   9
PURCHASING A SEASONS SELECTII VARIABLE ANNUITY..................   9
   Allocation of Purchase Payments..............................  10
   Seasons Rewards Program......................................  11
   Accumulation Units...........................................  12
   Free Look....................................................  13
   Exchange Offers..............................................  13
   Important Information for Military Servicemembers............  13
INVESTMENT OPTIONS..............................................  13
      Fidelity(R) Variable Insurance Products...................  14
      T. Rowe Price Equity Series, Inc..........................  14
      Seasons Series Trust......................................  14
      SunAmerica Series Trust...................................  14
   Premier Portfolios...........................................  15
   Select Portfolios............................................  15
   Focused Portfolios...........................................  15
   Managed Allocation Portfolios................................  15
   Seasons Strategies...........................................  16
   Investment Options...........................................  18
   Substitution, Addition or Deletion of Variable Portfolios....  19
   Fixed Accounts...............................................  19
   Dollar Cost Averaging Fixed Accounts.........................  20
   Dollar Cost Averaging Program................................  20
   Automatic Asset Rebalancing Program..........................  21
   Transfers During the Accumulation Phase......................  21
   Short-Term Trading Policies..................................  22
   Transfers During the Income Phase............................  24
   Return Plus Program..........................................  24
   Voting Rights................................................  24
ACCESS TO YOUR MONEY............................................  24
   Penalty Free Withdrawal Amount...............................  24
   Systematic Withdrawal Program................................  26
   Nursing Home Waiver..........................................  27
OPTIONAL LIVING BENEFITS........................................  27
   MarketLock Income Plus and MarketLock For Life Plus..........  27
   MarketLock For Life..........................................  35
   Additional Information About MarketLock Income Plus,
     MarketLock For Life Plus and MarketLock For Life...........  40
   MarketLock and MarketLock For Two............................  42
   Seasons Income Rewards.......................................  47
   Seasons Promise..............................................  50
   Income Protector.............................................  51
MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION
  PARAMETERS....................................................  52
MARKETLOCK FOR LIFE PLUS +6% AND +7% EXTENSION
  PARAMETERS....................................................  53
DEATH BENEFITS..................................................  54
   Beneficiary Continuation Programs............................  56
   Death Benefit Defined Terms..................................  57
   Standard Death Benefit.......................................  57
   Optional Combination HV & Roll-Up Death Benefit..............  58
   Optional Maximum Anniversary Value Death Benefit.............  58
   Optional Purchase Payment Accumulation Death Benefit.........  59
   Optional EstatePlus Benefit..................................  59
   Spousal Continuation.........................................  60
EXPENSES........................................................  61
   Separate Account Charges.....................................  61
   Withdrawal Charges...........................................  61
   Underlying Fund Expenses.....................................  62
   Contract Maintenance Fee.....................................  62
   Transfer Fee.................................................  62
   Optional Living Benefits Fees................................  63
   Optional Combination HV & Roll-Up Death Benefit Fee..........  63
   Optional Enhanced Death Benefit Fee..........................  63
   Optional EstatePlus Fee......................................  63
   Premium Tax..................................................  63
   Income Taxes.................................................  63
   Reduction or Elimination of Fees, Expenses and Additional
     Amounts Credited...........................................  63
PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE
  CONTRACT......................................................  63
ANNUITY INCOME OPTIONS..........................................  65
   The Income Phase.............................................  65
   Annuity Income Options.......................................  65
   Fixed or Variable Annuity Income Payments....................  66
   Annuity Income Payments......................................  66
   Deferment of Payments........................................  66
TAXES...........................................................  67
   Annuity Contracts in General.................................  67
   Tax Treatment of Purchase Payments...........................  67
   Tax Treatment of Distributions...............................  67
   Required Minimum Distributions...............................  69
   Tax Treatment of Death Benefits..............................  70
   Tax Treatment of Optional Living Benefits....................  70
   Contracts Owned by a Trust or Corporation....................  70
   Withholding..................................................  70
   Gifts, Pledges and/or Assignments of a Contract..............  71
   Diversification and Investor Control.........................  71
   Our Taxes....................................................  72
OTHER INFORMATION...............................................  72
   The Distributor..............................................  72
   The Company..................................................  72
   The Separate Account.........................................  73
   The General Account..........................................  73
   Financial Statements.........................................  73
   Administration...............................................  74
   Legal Proceedings............................................  74
   Registration Statements......................................  74
CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.................  75
APPENDIX A - CONDENSED FINANCIAL INFORMATION.................... A-1
APPENDIX B - MARKETLOCK INCOME PLUS,
  MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR
  LIFE EXTENSION PARAMETERS..................................... B-1
APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL
  CONTINUATION.................................................. C-1
APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR
  VARIABILITY................................................... D-1
APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED
  PRIOR TO DECEMBER 29, 2006.................................... E-1
APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR
  CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017.................... F-1


                                       2

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                                    GLOSSARY
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We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT - The person on whose life we base annuity income payments after you begin the Income Phase.

ANNUITY DATE - The date you select on which annuity income payments begin.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other's primary Beneficiary.

COMPANY - Refers to American General Life Insurance Company ("AGL"). The term "we," "us" and "our" are also used to identify the issuing Company.

CONTINUATION CONTRIBUTION - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.

CONTINUING SPOUSE - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.

FEEDER FUNDS - Each of the following Feeder Funds invests exclusively in shares of a corresponding Master Fund: SA American Funds(R) Global Growth, SA American Funds(R) Growth, and SA American Funds(R) Growth-Income Variable Portfolios.

FIXED ACCOUNT - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.

FUND-OF-FUNDS - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds. Each Managed Allocation Portfolio is structured as a Fund-of-Funds, investing its assets in a combination of Variable Portfolios.

GENERAL ACCOUNT - The Company's account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios.

GOOD ORDER - Fully and accurately completed forms, which are valid, including any necessary supplementary documentation, applicable to any given transaction or request received by us.

INCOME PHASE - The period upon annuitization during which we make annuity income payments to you.

INSURABLE INTEREST - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.

LATEST ANNUITY DATE - The first NYSE business day of the month following your 95th birthday or tenth contract anniversary, whichever is later.

MARKET CLOSE - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.

MASTER FUNDS - Funds of the American Funds Insurance Series in which the Feeder Funds invest.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").


NYSE - New York Stock Exchange.

OWNER - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term "you" or "your" are also used to identify the Owner.

PAYMENT ENHANCEMENT(S) - The amount(s) allocated to your contract by us under the Seasons Rewards Program. Payment Enhancements are calculated as a percentage of your Purchase Payments and are considered earnings.

PURCHASE PAYMENTS - The money you give us to buy and invest in the contract.


PURCHASE PAYMENTS LIMIT - $1,500,000.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.

SEPARATE ACCOUNT - A segregated asset account maintained by the Company separately from the Company's General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.

TRUSTS - Collectively refers to the Fidelity(R) Variable Insurance Products Trust, Seasons Series Trust, SunAmerica Series Trust and T. Rowe Price Equity Series, Inc.

UNDERLYING FUNDS - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.

VARIABLE PORTFOLIO(S) - Refers to the Premier Portfolios, Select Portfolios, Focused Portfolios, Managed Allocation Portfolios and/or Seasons Strategies. The Variable Portfolios, which are subaccounts of the Separate Account, invest in the Underlying Funds of the Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products Trust and T. Rowe Price Equity Series, Inc.


                                       3

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                                   HIGHLIGHTS
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The Seasons SelectII Variable Annuity is a contract between you and the
Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a contract. Purchase Payments may be invested in a variety of Variable Portfolios and Fixed Accounts, if available. Like all deferred annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. The Income Phase begins when you start receiving annuity income payments from your annuity to help provide for your retirement.

This variable annuity contract may provide you with Payment Enhancements that are invested in your contract as earnings.

FREE LOOK: You may cancel your contract within 10 days after receiving it (or whatever longer period is required in your state), and not be charged a withdrawal charge. You will receive whatever your contract is worth on the day that we receive your request minus any applicable Payment Enhancement, if you elected Seasons Rewards. The contract value refunded may be more or less than your original Purchase Payments. However, you receive any gain and we bear any loss on any applicable Payment Enhancement. If your contract was issued as an IRA or if required by certain states, we will return the greater of your original Purchase Payment(s) or the contract value minus any applicable Payment Enhancements. We will return your original Purchase Payments if required by law. PLEASE SEE PURCHASING A SEASONS SELECTII VARIABLE ANNUITY AND FREE LOOK IN THE PROSPECTUS.

EXPENSES: There are fees and charges associated with the contract. Each year, we deduct a $35 contract maintenance fee from your contract, which is currently waived for contracts of $50,000 or more. We also deduct separate account charges, which equal 1.40% annually of the average daily value of your contract allocated to the Variable Portfolios. There are investment charges on amounts invested in the Variable Portfolios, including 12b-1 fees of up to 0.25% (0.15% if you purchased your contract prior to November 17, 2003). If you elect optional features available under the contract, we may charge additional fees for these features. A separate withdrawal charge schedule applies to each Purchase Payment. Your contract provides for a free withdrawal amount each year. The amount of the withdrawal charge declines over time. After a Purchase Payment has been in the contract for seven complete years or nine complete years if you elected the Seasons Rewards Program, withdrawal charges no longer apply to that Purchase Payment. PLEASE SEE FEE TABLE, PURCHASING A SEASONS SELECTII VARIABLE ANNUITY, FREE WITHDRAWAL AMOUNT AND EXPENSES IN THE PROSPECTUS.

ACCESS TO YOUR MONEY: You may withdraw money from your contract during the Accumulation Phase. If you make a withdrawal, earnings are deemed to be withdrawn first. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Annuity income payments received during the Income Phase are considered partly a return of your original investment. A 10% federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above under EXPENSES, a withdrawal charge may apply. PLEASE SEE ACCESS TO YOUR MONEY AND TAXES IN THE PROSPECTUS.

OPTIONAL LIVING BENEFITS: You may have elected one of the optional living benefits that were available under your contract for an additional fee. These living benefits were designed to protect a portion of your investment in the event your contract value declines due to unfavorable investment performance during the Accumulation Phase and before a death benefit is payable. These benefits can provide a guaranteed income stream during the Accumulation Phase that may last as long as you live.

You should consider the impact of Excess Withdrawals on the living benefit you elect. Withdrawals in excess of the allowable amount can have a detrimental impact on the guaranteed benefit. In addition, if an Excess Withdrawal reduces your contract value to zero, your contract will terminate and no further benefits are payable.

DEATH BENEFIT: A standard death benefit is available and in addition, an optional death benefit is available for an additional fee. These benefits are payable to your Beneficiaries in the event of your death during the Accumulation Phase. PLEASE SEE DEATH BENEFITS IN THE PROSPECTUS.

ANNUITY INCOME OPTIONS: When you switch to the Income Phase, you can choose to receive annuity income payments on a variable basis, fixed basis or a combination of both. You may also choose from five different annuity income options, including an option for annuity income that you cannot outlive. PLEASE SEE ANNUITY INCOME OPTIONS IN THE PROSPECTUS.

INQUIRIES: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.aig.com/annuities). PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS IN THE PROSPECTUS FOR THE ADDRESS TO WHICH YOU MUST SEND PURCHASE PAYMENTS.

ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.


                                       4

THE COMPANY OFFERS SEVERAL DIFFERENT VARIABLE ANNUITY CONTRACTS TO MEET THE DIVERSE NEEDS OF OUR INVESTORS. OUR CONTRACTS MAY PROVIDE DIFFERENT FEATURES, BENEFITS, PROGRAMS AND INVESTMENT OPTIONS OFFERED AT DIFFERENT FEES AND EXPENSES. WE ALSO OFFER CONTRACTS THAT DO NOT OFFER THE SEASONS REWARDS PROGRAM. ELECTING THE SEASONS REWARDS PROGRAM DOES NOT RESULT IN HIGHER SEPARATE ACCOUNT CHARGES. HOWEVER, A CONTRACT WITHOUT THE SEASONS REWARDS PROGRAM HAS A SHORTER AND LOWER SURRENDER CHARGE SCHEDULE. WHEN WORKING WITH YOUR FINANCIAL REPRESENTATIVE TO DETERMINE THE BEST PRODUCT TO MEET YOUR NEEDS, YOU SHOULD CONSIDER AMONG OTHER THINGS, WHETHER THE FEATURES OF THIS CONTRACT AND THE RELATED FEES PROVIDE THE MOST APPROPRIATE PACKAGE TO HELP YOU MEET YOUR RETIREMENT SAVINGS GOALS.

IF YOU WOULD LIKE INFORMATION REGARDING HOW MONEY IS SHARED AMONG OUR BUSINESS PARTNERS, INCLUDING BROKER-DEALERS THROUGH WHICH YOU MAY PURCHASE A VARIABLE ANNUITY AND FROM CERTAIN INVESTMENT ADVISORS OF THE UNDERLYING FUNDS, PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF INVESTING.


                                       5

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                                   FEE TABLE
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THE FOLLOWING INFORMATION DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY
WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE MAXIMUM OWNER TRANSACTION EXPENSES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT, OR TRANSFER CONTRACT VALUE BETWEEN INVESTMENT OPTIONS.


MAXIMUM OWNER TRANSACTION EXPENSES


MAXIMUM WITHDRAWAL CHARGES
(AS A PERCENTAGE OF EACH PURCHASE PAYMENT)(1)..... 9%

TRANSFER FEE

$25 per transfer after the first 15 transfers in any contract year.


PREMIUM TAX(2)........ 3.5%

THE FOLLOWING DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING UNDERLYING FUND EXPENSES WHICH ARE OUTLINED IN THE NEXT SECTION.


CONTRACT MAINTENANCE FEE(3)........ $35 per year

SEPARATE ACCOUNT CHARGES
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)


  Separate Account Fee(4)............................ 1.40%
  Optional Combination HV & Roll-Up Death Benefit
     Fee............................................. 0.65%
  Optional Enhanced Death Benefit Fee................ 0.15%
  Optional EstatePlus Fee(5)......................... 0.25%
                                                      ----
  MAXIMUM SEPARATE ACCOUNT ANNUAL EXPENSES(6)........ 2.05%
                                                      ====

ADDITIONAL OPTIONAL FEATURE FEES
You may have elected one of the following optional living benefits below, each of which are guaranteed minimum withdrawal benefits:


OPTIONAL MARKETLOCK INCOME PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      1.10%
  For Two Covered Persons.....      1.35%

OPTIONAL MARKETLOCK FOR LIFE PLUS FEE
(calculated as a percentage of the Income Base)(7)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.95%
  For Two Covered Persons.....      1.25%

OPTIONAL MARKETLOCK FOR LIFE FEE
(calculated as a percentage of the Income Base)(8)


NUMBER OF COVERED PERSONS       ANNUALIZED FEE
------------------------------ ---------------
  For One Covered Person......      0.70%
  For Two Covered Persons.....      0.95%

OPTIONAL MARKETLOCK FEE
(calculated as a percentage of the MAV Benefit Base)(9)


                                                    ANNUALIZED FEE
                                                   ---------------
  All years in which the feature is in effect.....      0.65%

OPTIONAL MARKETLOCK FOR TWO FEE
(calculated as a percentage of the MAV Benefit Base)(9)


ALL YEARS IN WHICH THE FEATURE IS IN EFFECT     ANNUALIZED FEE
---------------------------------------------- ---------------
  Prior to Any Withdrawal.....................      0.40%
  After the First Withdrawal..................      0.80%

OPTIONAL SEASONS INCOME REWARDS FEE
(calculated as a percentage of the Withdrawal Benefit Base)(10)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.65%
  8-10..........      0.45%
  11+...........      none

OPTIONAL SEASONS PROMISE FEE
(calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date)(11)


CONTRACT YEAR     ANNUALIZED FEE
---------------- ---------------
  0-7...........      0.50%
  8-10..........      0.25%
  11+...........      none



OPTIONAL INCOME PROTECTOR FEE
(calculated as a percentage of your Income
  Benefit Base)(12).......................... 0.10%

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
(AS OF DECEMBER 31, 2017)

THE FOLLOWING SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES (INCLUDING MASTER FUND AND FUND-OF-FUNDS EXPENSES, IF APPLICABLE) CHARGED BY THE UNDERLYING FUNDS OF THE TRUSTS BEFORE ANY WAIVERS OR REIMBURSEMENTS, THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING THE UNDERLYING FUNDS' EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH OF THE TRUSTS. PLEASE READ THEM CAREFULLY BEFORE INVESTING.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES     MINIMUM(13)   MAXIMUM(13)
-------------------------------------------- ------------- ------------
(expenses that are deducted from
Underlying Fund assets, including
management fees, other expenses and
12b-1 fees, if applicable)..................    0.66%         1.78%


                                       6

FOOTNOTES TO THE FEE TABLE:
 1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 or 9 years depending on whether you elected Seasons Rewards, as follows:


YEARS SINCE RECEIPT:..........   1    2    3    4    5    6    7    8    9   10+
  Without Seasons Rewards..... 7%   6%   6%   5%   4%   3%   2%   0%   0%    0%
  With Seasons Rewards........ 9%   8%   7%   6%   6%   5%   4%   3%   2%    0%

     Your contract provides for a free withdrawal amount each year. PLEASE SEE FREE WITHDRAWAL AMOUNT BELOW.

 2 If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Income Phase. Please see PREMIUM TAX and APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY.

 3 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more. PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX BELOW.

 4 If you do not elect any optional features, your total separate account annual expenses would be 1.40%. If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS BELOW.

 5 EstatePlus is an optional earnings enhancement death benefit. EstatePlus can only be elected if the optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit is also elected. This feature is not available on contracts issued in Washington.

 6 The Combination HV & Roll-Up death benefit is not available on contracts issued in Washington. You cannot elect the Combination HV & Roll-Up death benefit if you elect the Maximum Anniversary Value, Purchase Payment Accumulation and EstatePlus death benefits and/or a living benefit. Therefore, the Maximum Separate Account Annual Expenses of 2.05% reflects election of the Combination HV & Roll-Up death benefit only.

 7 MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between May 1, 2008 and April 30, 2009, the fee for MARKETLOCK INCOME PLUS is as follows: 0.95% for one covered person and 1.20% for two covered persons. For contracts issued prior to May 1, 2009, the fee for MARKETLOCK FOR LIFE PLUS +6% OPTION is as follows: 0.65% for one covered person and 0.90% for two covered persons and the fee for MARKETLOCK FOR LIFE PLUS +7% OPTION is as follows: 0.75% for one covered person and 1.00% for two covered persons. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 8 MarketLock For Life is an optional guaranteed minimum withdrawal benefit.
   The annual fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 9 MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits. The annual fee is calculated as a percentage of the MAV Benefit Base which determines the basis of the guaranteed benefit. The applicable annualized fee is deducted from your contract value at the end of the first quarter following the election and quarterly thereafter. For a complete description of how the MAV Benefit Base is calculated, please see OPTIONAL LIVING BENEFITS below.

 10 Seasons Income Rewards is an optional guaranteed minimum withdrawal benefit. The annual fee is calculated as a percentage of the Withdrawal Benefit Base which determines the basis for the guaranteed benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

 11 Seasons Promise is an optional guaranteed minimum accumulation benefit. The annualized fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows: 0.45% for Years 0-7, 0.15% for Years 8-10, no fee for Years 11+. For contracts issued between September 30, 2002 and February 7, 2003, the fee is as follows: 0.35% for Years 0-7, 0.10% for Years 8-10, no fee for Years 11+. For a complete description of how the fee is calculated, please see
   OPTIONAL LIVING BENEFITS below.

 12 Income Protector is an optional guaranteed minimum income benefit. The fee is deducted annually from your contract value. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFITS below.

 13 The maximum expense is for an American Funds SAST Master-Feeder Underlying
   Fund, as of its fiscal year ended December 31, 2017. SAAMCo has entered into a contractual agreement with SunAmerica Series Trust under which it will waive 0.70% of its advisory fee for such time as the Underlying Fund is operated as a Feeder Fund. The fee waiver will continue as long as the Underlying Fund is part of a Master-Feeder structure unless the Board of SunAmerica Series Trust approves a change in or elimination of the waiver. The minimum expense is for an Underlying Fund of Fidelity Variable Insurance Products Trust as of its fiscal year ended December 31, 2017.


                                       7

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      MAXIMUM AND MINIMUM EXPENSE EXAMPLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the contract maintenance fee if any, separate account annual expenses, available optional feature fees and Underlying Fund expenses. The purpose of the expense examples is to show you the various fees and expenses you would incur directly and indirectly by investing in this variable annuity contract. The expense examples represent both fees of the separate account as well as the maximum and minimum total annual Underlying Fund operating expenses.


EXAMPLE ASSUMPTIONS

The expense examples below assume that you invest $10,000 in the contract for the time periods indicated; that your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Fund as indicated in the examples. The expense examples also assume that no transfer fees were imposed. Premium taxes may apply in certain states; however, they are not reflected in the expense examples.

The Maximum Expense Examples reflect the highest possible combination of charges. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.




MAXIMUM EXPENSE EXAMPLES
(assuming separate account annual expenses of 1.80%, (including election of Seasons Rewards, the optional Maximum Anniversary Value death benefit and EstatePlus), the optional MarketLock Income Plus feature (1.35%) and investment in an Underlying Fund with total expenses of 1.78%)

(1)   If you surrender your contract at the end of the applicable time period:


   1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------   ---------   ---------   ---------
  $1,400      $2,200      $3,100      $5,000

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $500     $1,500      $2,500      $5,000


MINIMUM EXPENSE EXAMPLES
(assuming minimum separate account annual expenses of 1.40%, no election of optional features, and investment in an Underlying Fund with total expenses of 0.66%)




(1)   If you surrender your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $914     $1,261      $1,534      $2,441

(2) If you do not surrender or if you annuitize your contract at the end of the applicable time period:


 1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------   ---------   ---------   ---------
  $214     $661        $1,134      $2,441

ADDITIONAL EXPENSE EXAMPLE INFORMATION



1. We converted the contract maintenance fee to a percentage (0.05%). The actual impact of the contract maintenance fee may differ from this percentage and may be waived for contract values of $50,000 or more. ADDITIONAL INFORMATION ON THE UNDERLYING FUND FEES CAN BE FOUND IN THE TRUST PROSPECTUSES.

2. If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Examples assume that the Income Base, which is used to calculate the MarketLock Income Plus fee, equals contract value and that no withdrawals are taken during the stated period.

    In addition, depending on the state in which your contract was issued, your expenses may be lower.

3. Expense Examples with election of the Seasons Rewards program reflect the Seasons Rewards withdrawal charge schedule, but do not reflect any upfront Payment Enhancement.

4. If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. PLEASE SEE ANNUITY INCOME OPTIONS BELOW.

5. The Maximum Expense Examples do not reflect election of the Combination HV & Roll-Up Death Benefit which would result in 2.05% maximum separate account charges because this death benefit cannot be elected with any optional living benefit.


THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION APPEARS IN THE CONDENSED FINANCIAL INFORMATION APPENDIX OF THIS PROSPECTUS.


                                       8

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                     THE SEASONS SELECTII VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

YOU SHOULD FULLY DISCUSS ALL OF THE BENEFITS AND RISKS OF THIS VARIABLE ANNUITY WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO PURCHASE.
This variable annuity was developed to help you plan for your retirement. It has two phases:

     ACCUMULATION PHASE: In the Accumulation Phase, the variable annuity can help you build assets on a tax-deferred basis.

     INCOME PHASE: In the Income Phase, the variable annuity can provide you with guaranteed income through annuity income payments.

This variable annuity provides insurance features and benefits, which may be valuable to you:

     OPTIONAL LIVING BENEFIT: For a fee, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

     DEATH BENEFIT: If you die during the Accumulation Phase, the Company pays a death benefit to your Beneficiary.

     GUARANTEED INCOME: Once you begin the Income Phase, you receive a stream of annuity income payments for your lifetime, or another available period you select. Alternatively, you may elect an optional living benefit that is designed to help you create a guaranteed income stream that may last as long as you live.

     TAX DEFERRAL*: You do not pay taxes on your earnings from the contract until you withdraw them.
* If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401(k) or 403(b) plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified retirement plan itself. However, annuities do provide other insurance features and benefits, which may be valuable to you. You should fully discuss this decision with your financial representative.

The contract is called a "variable" annuity because it allows you to invest in Variable Portfolios. The amount of money you can accumulate in your contract depends on the investment option you choose:

     VARIABLE PORTFOLIOS: You may invest in Variable Portfolios which, like mutual funds, have different investment objectives and performance. You can gain or lose money if you invest in Variable Portfolios.

     FIXED ACCOUNTS: Fixed Accounts, if available, earn interest at a rate set and guaranteed by the Company.

For more information on available Variable Portfolio and Fixed Account investment options under this contract, PLEASE SEE INVESTMENT OPTIONS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         PURCHASING A SEASONS SELECTII

                                VARIABLE ANNUITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.


MAXIMUM ISSUE AGE

We will not issue a contract to anyone age 86 or older on the contract issue date.

NOTE: In general, we will not issue a Qualified contract to anyone who is AGE 70 1/2 OR OLDER, unless it is shown that the minimum distribution required by the IRS is being made. PLEASE SEE TAXES.


JOINT OWNERSHIP

A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.

The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.

We will not issue a Qualified contract with joint owners, in accordance with tax law.


Spouse

Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners ("Domestic Partners") qualify for treatment as, or are equal to spouses under state law.


Non-Spouse

In certain states, we may issue the contract to non-spousal joint owners. NON-SPOUSAL JOINT OWNERS AND DOMESTIC PARTNERS SHOULD CONSULT WITH THEIR TAX ADVISER AND/OR FINANCIAL REPRESENTATIVE AS, THEY MAY NOT BE ABLE TO FULLY BENEFIT FROM CERTAIN BENEFITS AND FEATURES OF THE CONTRACT SUCH AS THE OPTIONAL LIVING BENEFIT, IF APPLICABLE, AND SPOUSAL CONTINUATION OF THE DEATH BENEFIT.

PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR A LIST OF STATES THAT REQUIRE THAT BENEFITS AND FEATURES BE MADE TO DOMESTIC OR CIVIL UNION PARTNERS.


NON-NATURAL OWNERSHIP

A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.

At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:

     o     Estate planning,

                                       9



     o     Tax consequences, and

     o The propriety of this contract as an investment consistent with a non-natural Owner's organizational documentation.

FOR MORE INFORMATION ON NON-NATURAL OWNERSHIP, PLEASE SEE TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.


ASSIGNMENT OF THE CONTRACT/CHANGE OF OWNERSHIP

You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.

     o Your rights and those of any other person with rights under this contract will be subject to the assignment.

     o We are not responsible for the validity, tax or other legal consequences of any assignment.

     o An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.

We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.

PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS ON THE TAX CONSEQUENCES OF AN ASSIGNMENT. You should consult a qualified tax adviser before assigning the contract.


TERMINATION OF THE CONTRACT FOR MISSTATEMENT AND/OR FRAUD

The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.

If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR SPECIFIC INFORMATION.


ALLOCATION OF PURCHASE PAYMENTS

In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions at our Annuity Service Center.

An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.

MINIMUM INITIAL AND SUBSEQUENT PURCHASE PAYMENTS


                                                           MINIMUM
                              MINIMUM        MINIMUM      AUTOMATIC
                              INITIAL      SUBSEQUENT     SUBSEQUENT
                             PURCHASE       PURCHASE       PURCHASE
                            PAYMENT(1)       PAYMENT       PAYMENT
       Qualified(2)        $2,000         $500           $100
     Non-Qualified(2)      $5,000         $500           $100

(1) If you purchased your contract through certain broker-dealers, the minimum initial Purchase Payment may be higher than the amounts shown in this table.

(2) These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. FOR FURTHER EXPLANATION, PLEASE SEE TAXES.



PURCHASE PAYMENT RESTRICTIONS

We reserve the right to refuse any Purchase Payment. We will not accept subsequent Purchase Payments from contract Owners age 86 or older.

WE WILL NOT ACCEPT SUBSEQUENT PURCHASE PAYMENTS ON OR AFTER THE 5TH CONTRACT ANNIVERSARY IF YOU HAVE ELECTED AN OPTIONAL LIVING BENEFIT FEATURE. IF YOU SEND A SUBSEQUENT PURCHASE PAYMENT AFTER THE 5TH CONTRACT ANNIVERSARY, THE PURCHASE PAYMENT WILL NOT BE CONSIDERED TO BE RECEIVED BY US AND WE WILL RETURN THE PURCHASE PAYMENT. We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.

     o For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.

     o Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL and/or US Life to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.


SUBMISSION OF PURCHASE PAYMENTS

Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address will result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.


Regular Mail:

Purchase Payments submitted by check must be sent to the Annuity Service Center at the following address:

AMERICAN GENERAL LIFE INSURANCE COMPANY

Annuity Service Center
P.O. Box 100330
Pasadena, CA 91189-0330


Express Delivery:


Overnight deliveries of Purchase Payments can only be accepted at the following address:


                                       10




AMERICAN GENERAL LIFE INSURANCE COMPANY

Annuity Service Center
Building #6, Suite 120
2710 Media Center Drive
Los Angeles, CA 90065-1750


Electronic Transmission:


We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.


Agent of Company:

We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.

You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.


Automatic Payment Plan:

Once you have contributed at least the minimum initial Purchase Payment, you can establish an automatic payment plan that allows you to make subsequent Purchase Payments, if you have not elected a living benefit feature.


SEASONS REWARDS PROGRAM

If you were age 80 or younger at the time your contract was issued you may have elected to participate in this program at contract issue. We contribute an upfront Payment Enhancement and, if available, a deferred Payment Enhancement to your contract in conjunction with each Purchase Payment you invest during the life of your contract. If you elected to participate in this program, all Purchase Payments are subject to a nine year withdrawal charge schedule. PLEASE SEE EXPENSES BELOW. These withdrawal charges may offset the value of any Payment Enhancement, if you make an early withdrawal. Amounts we contribute to your contract under this program are considered earnings and are allocated to your contract as described below. There may be scenarios in which due to negative market conditions and your inability to remain invested over the long-term, a contract with the Seasons Rewards program may not perform as well as the contract without the program.

Purchase Payments may not be invested in dollar cost averaging Fixed Accounts if you participate in the Seasons Rewards program. However, you may use other Fixed Account options, if available, for dollar cost averaging. PLEASE SEE DOLLAR COST AVERAGING PROGRAM BELOW.


SEASONS REWARDS ENHANCEMENT LEVELS

Each enhancement level is a range of dollar amounts, which may correspond to different enhancement rates and dates. The enhancement level applicable to your initial Purchase Payment is determined by the amount of that initial Purchase Payment. With respect to any subsequent Purchase Payments we determine your enhancement level by adding your contract value on the date we receive each subsequent Purchase Payment to the amount of the subsequent Purchase Payment. Enhancement levels may change from time to time, at our sole discretion.


UPFRONT PAYMENT ENHANCEMENT

An upfront Payment Enhancement is an amount we add to your contract on the day we receive a Purchase Payment. We calculate an upfront Payment Enhancement amount as a percentage of each Purchase Payment. We refer to this percentage amount as the upfront Payment Enhancement Rate. We periodically review and establish the upfront Payment Enhancement Rate, which may increase or decrease at any time, but will never be less than 2%. The applicable upfront Payment Enhancement Rate is the rate in effect for the applicable enhancement level at the time we receive each Purchase Payment under your contract. The upfront Payment Enhancement amounts are allocated among Variable Portfolios and available Fixed Accounts according to the current allocation instructions on file when we receive each Purchase Payment.


DEFERRED PAYMENT ENHANCEMENT

A deferred Payment Enhancement is an amount we may add to your contract on a stated future date (the "deferred Payment Enhancement date"). We calculate a deferred Payment Enhancement amount, if applicable, as a percentage of each Purchase Payments received at the time we receive the Purchase Payment. We refer to this percentage amount as the deferred Payment Enhancement Rate. We periodically review and establish the deferred Payment Enhancement Rates and deferred Payment Enhancement dates. The deferred Payment Enhancement Rate being offered may increase, decrease or be eliminated by us at any time. The deferred Payment Enhancement date, if applicable, may change at any time. The applicable deferred Payment Enhancement date and deferred Payment Enhancement Rate are those which may be in effect for the applicable enhancement level at the time when we receive each Purchase Payment. Any applicable deferred Payment Enhancement, when credited, is allocated to a money market or similar portfolio.

If you withdraw any portion of a Purchase Payment, to which a deferred Payment Enhancement applies, prior to the deferred Payment Enhancement date, we reduce the amount


                                       11



of the corresponding deferred Payment Enhancement in the same proportion that your withdrawal (and any fees and charges associated with such withdrawals) reduces that Purchase Payment. For purposes of determining the deferred Payment Enhancement, withdrawals are assumed to be taken from earnings first, then from Purchase Payments, on a first-in-first-out basis.

We will not allocate any applicable deferred Payment Enhancement, if any, to your contract if the following circumstances occur prior to the deferred Payment Enhancement date:

     o     You surrender your contract;

     o     A death benefit is paid on your contract;

     o     You switch to the Income Phase of your contract; or

     o     You fully withdraw the corresponding Purchase Payment.


90 DAY WINDOW

As of the 90th day after your contract was issued, we will total your Purchase Payments made over those 90 days, without considering any investment gain or loss in contract value on those Purchase Payments. If your total Purchase Payments bring you to an enhancement level which, as of the date we issued your contract, would have provided for a higher upfront and/or deferred Payment Enhancement rate on each Purchase Payment, you will get the benefit of the enhancement rate(s) that were applicable to that higher enhancement level at the time your contract was issued ("Look Back Adjustment"). We will add any applicable upfront Look Back Adjustment to your contract on the 90th day following the date of contract issue. We will send you a confirmation indicating any applicable upfront and/or deferred Look Back Adjustment, on or about the 90th day following the date of contract issuance. We will allocate any applicable upfront Look Back Adjustment according to your then current allocation instructions on file for subsequent Purchase Payments at the time we make the contribution and if applicable, to a money market or similar portfolio, for a deferred Look Back Adjustment.


CURRENT ENHANCEMENT LEVELS

The Enhancement Levels, Upfront Payment Enhancement Rate, Deferred Payment Enhancement Rate and Deferred Payment Enhancement date applicable to all Purchase Payments as of the date of this prospectus are:


                        UPFRONT PAYMENT     DEFERRED PAYMENT
ENHANCEMENT LEVEL      ENHANCEMENT RATE     ENHANCEMENT RATE
 Under $500,000              4%                   0%
 $500,000 - more             5%                   0%

We are currently not offering a Deferred Payment Enhancement Rate.

We reserve the right to modify, suspend or terminate the Seasons Rewards program at any time for existing contracts and for subsequent Purchase Payments.


ACCUMULATION UNITS

We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.

The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. PLEASE SEE ALLOCATION OF PURCHASE PAYMENTS.

The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the next NYSE business day by a factor for the current NYSE business day.

The factor is determined by:

     1. dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and

     2.   multiplying it by one minus all applicable daily asset based charges.

We determine the number of Accumulation Units credited to your contract by adding the Purchase Payment and Payment Enhancement, if applicable, and dividing that amount, by the Accumulation Unit value for the specific Variable Portfolio.


     EXAMPLE (CONTRACTS WITHOUT SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.


     EXAMPLE (CONTRACTS WITH SEASONS REWARDS):

     We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. If the Payment Enhancement is 2% of your Purchase Payment, we would add a Payment Enhancement of $500 to your contract. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,500 by $11.10 and credit your contract on Wednesday with 2,297.2973 Accumulation Units for Variable Portfolio A.


                                       12



Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.


FREE LOOK

You may cancel your contract within ten days after receiving it. Your state may require a longer free look period. We call this a "free look." Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.

If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center minus the Free Look Payment Enhancement Deduction, if applicable. If you elect the Seasons Rewards feature, the Free Look Payment Enhancement Deduction is equal to the lesser of (1) the value of any Payment Enhancement(s) on the day we receive your free look request; or (2) the Payment Enhancement amount(s), if any, which we allocated to your contract. Thus, you receive any gain and we bear any loss on any Payment Enhancement(s) if you decide to cancel your contract during the free look period. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.

If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to put your money and the Payment Enhancement, if you elected the Seasons Rewards feature, in a money market or similar portfolio during the free look period and will allocate your money and the Payment Enhancement according to your instructions at the end of the applicable free look period.


EXCHANGE OFFERS

From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

IMPORTANT INFORMATION FOR MILITARY SERVICEMEMBERS

If you are an active duty full-time servicemember, and are considering the purchase of this contract, please read the following important information before investing.

     o Subsidized life insurance is available to members of the Armed Forces from the Federal Government under the Servicemembers' Group Life Insurance program (also referred to as "SGLI").

           More details may be obtained on-line at the following website: www.insurance.va.gov.

     o This contract is not offered or provided by the Federal Government and the Federal Government has in no way sanctioned, recommended, or encouraged the sale of this contract.

     o No entity has received any referral fee or incentive compensation in connection with the offer or sale of this contract, unless that entity has a selling agreement with the Company.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You may allocate purchase payments using one or a combination of the investment options and fixed accounts, as may be available under your contract:

     o     Variable Portfolios

     o     Fixed Accounts

     o     Dollar Cost Averaging Fixed Account

     o     Secure Value Account (optional living benefit only)

The Variable Portfolios offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment adviser's or subadviser's reputation and tenure, brand recognition, performance and the capability and qualification of each investment firm. Another factor we may consider is whether the Underlying Fund or its service providers (i.e., the investment adviser and/or subadviser(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund's service providers have affiliates that can provide marketing and distribution support for sales of the contract. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

We review the Variable Portfolios periodically and may make changes if we determine that a Variable Portfolio no longer satisfies one or more of the selection criteria and/or if the Variable Portfolio has not attracted significant allocations from contract Owners.

From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will


                                       13



make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio's prior name.

You are responsible for allocating Purchase Payments to the Variable Portfolios as is appropriate for your own individual circumstances, investment goals, financial situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit your needs. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolios you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund's prospectus, statement of additional information and annual and semi-annual reports.

The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company and other affiliated and unaffiliated insurance companies. Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

We do not provide investment advice, nor do we recommend or endorse any particular Variable Portfolio. The Variable Portfolios along with their respective advisers are listed below.


     FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES

     The following Variable Portfolios are part of the Fidelity Variable Insurance Products: Fidelity VIP Equity-Income, Fidelity VIP
     Contrafund(R), Fidelity VIP Mid Cap, Fidelity VIP Overseas and Fidelity VIP Investment Grade Bond. Fidelity Management and Research Company is the investment adviser for these funds.


     T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES

     The following Variable Portfolios are part of the T. Rowe Price Equity Series, Inc. Trust: T. Rowe Price Blue Chip Growth II and T. Rowe Price Equity Income II. T. Rowe Price Associates, Inc. is the investment adviser for this Trust.


     SAAMCO MANAGED TRUSTS

     We offer Underlying Funds of the Seasons Series Trust and SunAmerica Series Trust (the "SAAMCo Managed Trusts") at least in part because they are managed by SunAmerica Asset Management, LLC ("SAAMCo" or the "Adviser"), an affiliate of the Company. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.

     SEASONS SERIES TRUST -- CLASS 3 SHARES

     The Focused Portfolios, Managed Allocation Portfolios and Seasons Strategies listed below are part of Seasons Series Trust. The Select Portfolios listed below, with the exception of the Ultra Short Bond Portfolio, are also part of Seasons Series Trust. SAAMCo manages this Trust and engages subadvisers to provide investment advice for certain of the Underlying Funds.

     Special note should be taken of the similarities and differences between the Managed Allocation Portfolios and the Seasons Strategies, described in detail below. Each alternative reflects an allocation model. The Managed Allocation Portfolios differ from the Seasons Strategies in the following respects. The Managed Allocation Portfolios are Fund-of-Funds; a professional manager actively manages the Managed Allocation Portfolios' investments in certain Underlying Funds of the Seasons Series Trust. The Seasons Strategies are not Fund-of-Funds and are limited to investment in the specified funds of the Seasons Series Trust with a pre-determined target asset allocation mix that does not change over the life of the contract. Thus, the Managed Allocation Portfolios are responsive to changing market conditions, and current judgments of professional management, while the Seasons Strategies assume that the pre-determined asset allocation mix will continue to be consistent with its risk objective. Please read the descriptions of each alternative carefully for more details.

     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of Seasons Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.

     If you purchased your contract prior to November 17, 2003, Class 2 Shares of certain Underlying Funds of SunAmerica Series Trust were offered in your contract. PLEASE SEE APPENDIX A BELOW FOR DETAILS.


     SUNAMERICA SERIES TRUST -- CLASS 3 SHARES


            SA DFA ULTRA SHORT BOND PORTFOLIO

            SAAMCo is the investment advisor of the SA DFA Ultra Short Bond Portfolio.


            MASTER-FEEDER FUNDS

            The following Variable Portfolios are part of SunAmerica Series
            Trust: SA American Funds Global Growth, SA American Funds Growth and SA American Funds Growth-Income. These Underlying Funds have a Master-Feeder structure. Capital Research and Management Company is the investment advisor of the Master Funds in which the Feeder Funds invest. SAAMCo manages the Feeder Funds.


                                       14



            All of the Feeder Fund assets are invested in a corresponding Master Fund of American Funds Insurance Series ("AFIS"), which invests directly in individual securities.

            If a Feeder Fund withdraws its assets from a Master Fund and the Board of the Feeder Fund approved SAAMCo as investment advisor to the Feeder Fund, SAAMCo would be fully compensated for its portfolio management services. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION for more discussion of the Master-Feeder structure.


            SA VCP DYNAMIC ALLOCATION PORTFOLIO AND SA
            VCP DYNAMIC STRATEGY PORTFOLIO

            SAST also offers the SA VCP Dynamic Allocation Portfolio (the "Dynamic Allocation Portfolio") and the SA VCP Dynamic Strategy Portfolio ("Dynamic Strategy Portfolio"). SAAMCo is the investment advisor of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. AllianceBernstein L.P. is the subadvisor (the "Subadvisor") of a component of each of the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio. The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each invest part of their assets as a Fund-of-Funds that in turn invest in Underlying Funds of the SAAMCo Managed Trusts.

            The Dynamic Allocation Portfolio and Dynamic Strategy Portfolio each have a managed volatility strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the contract. In addition, the Dynamic Allocation Portfolio and Dynamic Strategy Portfolio may enable the Company to more efficiently manage its financial risks associated with guarantees like the living and death benefits, due in part to a formula developed by the Company and provided by SAAMCo to the Subadvisor. The formula used by the Subadvisor may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the investment advisor and the Portfolio's Board of Trustees, including a majority of the Independent Trustees. PLEASE SEE THE SUNAMERICA SERIES TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.


PREMIER PORTFOLIOS

The Premier Portfolios reflect the investment expertise of one or more investment managers and offer a broad range of investment categories.

SELECT PORTFOLIOS

The Select Portfolios each have a distinct investment objective, utilizing a disciplined investing style to achieve its objective. Each Select Portfolio, with the exception of the SA DFA Ultra Short Bond Portfolio, invests in an Underlying Fund of the Seasons Series Trust. Except for the SA DFA Ultra Short Bond and the SA Wellington Real Return Portfolio, each Select Portfolio is managed by multiple managers. One component of each Select Portfolio, with the exception of the SA Wellington Real Return Portfolio, invests in a passively managed component that tracks a particular target index or subset of an index. The passively managed component of each Select Portfolio is intended to balance some of the risks associated with an actively traded portfolio. Please see the Seasons Series Trust prospectus for additional information regarding the management of the Select Portfolios.


FOCUSED PORTFOLIOS

Each Focused Portfolio offers you a manager who advises a separate portion of the Focused Portfolio. The manager actively selects a limited number of stocks that represent its best stock selection. This approach to investing results in a more concentrated portfolio, which will be less diversified than other Variable Portfolios, and may be subject to greater market risks.


MANAGED ALLOCATION PORTFOLIOS

Each Managed Allocation Portfolio has a different investment goal and is structured as a Fund-of-Funds, investing its assets in a combination of the Select Portfolios and the Focused Portfolios. A Fund-of-Funds generally offers investors an efficient means of diversification among a number of mutual funds while obtaining professional management in determining which funds to select, how much of their assets to commit to each fund, and when to make that selection.

Each Managed Allocation Portfolio is managed by SunAmerica Asset Management, LLC ("SAAMCo"). SAAMCo creates a target allocation annually for each Managed Allocation Portfolio. The target allocation will reflect the percentage in which a Managed Allocation Portfolio should invest in its Underlying Funds. Due to market movements, portfolio management decisions or cash flow considerations, SAAMCo may determine that a Managed Allocation Portfolio's investments in its Underlying Funds require adjustments in order to meet its target allocation. Generally, SAAMCo will manage the investments among the Underlying Funds for each Managed Allocation Portfolio to match its target allocation and to rebalance assets back to the target allocation, as it deems necessary.

This approach allows the Managed Allocation Portfolios to offer professional asset management on two levels: 1) the fund management of each underlying Select and Focused Portfolio; and 2) the overlay portfolio management provided by SAAMCo.


                                       15



The four Managed Allocation Portfolios' objectives and investment strategies are:


MANAGED
ALLOCATION
PORTFOLIOS      OBJECTIVE             INVESTMENT STRATEGY
 SA             Long-term capital     Invests primarily in
 Allocation     appreciation          equity-based portfolios.
 Growth                               Designed to provide higher
                                      growth potential, while
                                      maintaining risk at a
                                      reasonable level.
 SA             Long-term capital     Focuses on equity investing to
 Allocation     appreciation          help maximize growth
 Moderate                             potential, but also invests a
 Growth                               portion of its assets in the
                                      bond market for income.
 SA             Long-term capital     Combines equity investing with
 Allocation     appreciation and      increased exposure to fixed
 Moderate       moderate current      income investing. Designed for
                income                investors who want growth,
                                      but who are also seeking a
                                      moderate level of income.
 SA             Long-term capital     Offers the greatest exposure
 Allocation     appreciation and      to fixed income. Designed for
 Balanced       income                investors who need greater
                                      balance of growth potential
                                      and current income.

If you invest in a Managed Allocation Portfolio, you pay the expenses of the Managed Allocation Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Funds in which the Managed Allocation Portfolio invests. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure.


SEASONS STRATEGIES

Each Seasons Strategy has a different investment objective and is a Variable Portfolio of the Separate Account that invests in three Underlying Funds of Seasons Series Trust. The allocation of money among these Underlying Funds varies depending on the objective of the Seasons Strategy. The Seasons Strategies are designed utilizing an asset allocation approach to meet your investment needs over time, considering factors such as your age, goals and risk tolerance. However, each Seasons Strategy is designed to achieve different levels of growth over time.

The three Underlying Funds in which a Seasons Strategy can invest are detailed in the pie chart on the following page. The Underlying Funds comprising the Seasons Strategies may only be purchased by the Seasons Strategies.

The Seasons Strategies use an investment approach based on asset allocation. This approach is achieved by each Seasons Strategy investing in distinct percentages in three specific Underlying Funds. In turn, the Underlying Funds invest in a combination of domestic and international stocks, bonds and cash. The goal for each Seasons Strategy is to have a specified asset mix of stocks, bonds and cash in accordance with the specified objective of the Seasons Strategy and relative to the Underlying Funds in which the Seasons Strategy invests. The stated target asset allocation percentages and the mix of Underlying Funds comprising each Seasons Strategy do not change for the life of the contract. Please see the Seasons Series Trust prospectus which describes in detail the Underlying Funds that comprise each Seasons Strategy.


SEASONS STRATEGY REBALANCING

Each quarter a rebalancing occurs among the Underlying Funds of the Season Strategies to realign each Seasons Strategy with its distinct percentage investment detailed below. This rebalancing is designed to help maintain the asset allocation mix for each Seasons Strategy. The pie charts on the following page demonstrate the asset allocation mix for each Seasons Strategy and the percentage allocation of each Underlying Fund in which the Seasons Strategy invests.

Before the end of each quarter (or as close to such date as is administratively practicable), your money will be allocated among the various Underlying Funds according to the percentages set forth on the next page. Additionally, within each Multi-Managed Portfolio, as identified below, your investment will be rebalanced among the various components. Rebalancing a Seasons Strategy may involve shifting a portion of assets out of Underlying Funds with higher returns into Underlying Funds with relatively lower returns.



                                       16

                                GROWTH STRATEGY
     GOAL: Long-term growth of capital, allocating its assets primarily to stocks. This Seasons Strategy may be best suited for those with longer periods to invest.


            Target Asset Allocation:
     Stocks 80%            Bonds 15%     Cash 5%


 [seasons-select_pie1]

                            BALANCED GROWTH STRATEGY
     GOAL: Focuses on conservation of principal by investing in a more balanced weighting of stocks and bonds, with a secondary objective of seeking a high total return. This Seasons Strategy may be best suited for those approaching retirement and with less tolerance for investment risk.


            Target Asset Allocation:
     Stocks 55%            Bonds 40%     Cash 5%


 [seasons-select_pie3]


                            MODERATE GROWTH STRATEGY
     GOAL: Growth of capital through investments in equities, with a secondary objective of conservation of principal by allocating more of its assets to bonds than the Growth Strategy. This Seasons Strategy may be best suited for those nearing retirement years but still earning income.


            Target Asset Allocation:
     Stocks 70%            Bonds 25%     Cash 5%


 [seasons-select_pie2]

                          CONSERVATIVE GROWTH STRATEGY
     GOAL: Capital preservation while maintaining some potential for growth over the long term. This Seasons Strategy may be best suited for those with lower investment risk tolerance.


            Target Asset Allocation:
     Stocks 42%            Bonds 53%     Cash 5%


 [seasons-select_pie4]


                                       17

INVESTMENT OPTIONS

Each Variable Portfolio and its respective managers are:


PREMIER PORTFOLIOS                          MANAGED BY:
FIDELITY VIP CONTRAFUND(R)*                 Fidelity Management and Research Company
FIDELITY VIP EQUITY-INCOME                  Fidelity Management and Research Company
FIDELITY VIP INVESTMENT GRADE BOND          Fidelity Management and Research Company
FIDELITY VIP MID CAP                        Fidelity Management and Research Company
FIDELITY VIP OVERSEAS                       Fidelity Management and Research Company
SA AMERICAN FUNDS(R) GLOBAL GROWTH          Capital Research and Management Company
SA AMERICAN FUNDS(R) GROWTH                 Capital Research and Management Company
SA AMERICAN FUNDS(R) GROWTH-INCOME          Capital Research and Management Company
SA VCP DYNAMIC ALLOCATION PORTFOLIO         SunAmerica Asset Management, LLC ("SAAMCo") and AllianceBernstein L.P.
SA VCP DYNAMIC STRATEGY PORTFOLIO           SAAMCo and AllianceBernstein L.P.
T. ROWE PRICE BLUE CHIP GROWTH II           T. Rowe Price Associates, Inc. ("T. Rowe Price")
T. ROWE PRICE EQUITY INCOME II              T. Rowe Price
SELECT PORTFOLIOS                           MULTI-MANAGED BY:
SA MULTI-MANAGED LARGE CAP GROWTH           Goldman Sachs Asset Management, L.P., Janus Capital Management ("Janus"), LLC and
                                            SAAMCo
SA MULTI-MANAGED LARGE CAP VALUE            American Century Investment Management Inc., Wellington Management Company LLP
                                            and SAAMCo
SA MULTI-MANAGED MID CAP GROWTH             T. Rowe Price, Wellington and SAAMCo
SA MULTI-MANAGED MID CAP VALUE              T. Rowe Price, Massachusetts Financial Services Company and SAAMCo
SA MULTI-MANAGED SMALL CAP                  PNC Capital Advisors, LLC, J.P. Morgan Investment Management Inc. and SAAMCo
SA MULTI-MANAGED INTERNATIONAL EQUITY       Schroder Investment Management North America Inc., T. Rowe Price and SAAMCo
SA MULTI-MANAGED DIVERSIFIED FIXED INCOME   Wellington and PineBridge
SA WELLINGTON REAL RETURN                   Wellington
SA DFA ULTRA SHORT BOND                     Dimensional Fund Advisors LP
FOCUSED PORTFOLIOS                          MULTI-MANAGED BY:
SA COLUMBIA FOCUSED GROWTH                  Columbia Management Investment Advisers, LLC
SA COLUMBIA FOCUSED VALUE                   Columbia Management Investment Advisers, LLC
MANAGED ALLOCATION PORTFOLIOS               MANAGED BY:
SA ALLOCATION GROWTH                        SAAMCo
SA ALLOCATION MODERATE GROWTH               SAAMCo
SA ALLOCATION MODERATE                      SAAMCo
SA ALLOCATION BALANCED                      SAAMCo
SEASONS STRATEGIES                          MULTI-MANAGED BY:
                                            JPMorgan, Janus, Lord Abbett, Putnam Investment Management, LLC ("Putnam"),
                                            T. Rowe Price, PineBridge and Wellington
GROWTH STRATEGY                             (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Growth Portfolio)
MODERATE GROWTH STRATEGY                    (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Moderate Growth Portfolio)
BALANCED GROWTH STRATEGY                    (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Income/Equity Portfolio)
CONSERVATIVE GROWTH STRATEGY                (which invests in SA T. Rowe Price Growth Stock Portfolio, SA Putnam Asset Allocation
                                            Diversified Growth Portfolio and SA Multi-Managed Income Portfolio)


* Fidelity VIP Contrafund is an equity fund seeking long-term capital appreciation.

YOU SHOULD READ THE PROSPECTUSES FOR THE TRUSTS CAREFULLY. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE UNDERLYING FUNDS, INCLUDING EACH UNDERLYING FUND'S INVESTMENT OBJECTIVE AND RISK FACTORS. YOU MAY OBTAIN A COPY OF THESE PROSPECTUSES FOR THE TRUSTS BY CALLING OUR ANNUITY SERVICE CENTER AT
(800) 445-7862 OR BY VISITING OUR WEBSITE AT
AIG.ONLINEPROSPECTUS.NET/AIG/PRODUCTDOCUMENTS. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE UNDERLYING FUNDS (INCLUDING A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION) BY ACCESSING THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


                                       18



EFFECTIVE FEBRUARY 6, 2017, THE STRATEGIC ALLOCATION PROGRAM IS NO LONGER OFFERED. If you are currently invested in a Strategic Allocation, please see the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX for more information.


SUBSTITUTION, ADDITION OR DELETION OF VARIABLE PORTFOLIOS
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.


FIXED ACCOUNTS

Your contract may offer a Fixed Account for a guaranteed period. Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options (as described below), we will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.

Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. PLEASE SEE GENERAL ACCOUNT BELOW.

Minimum Guaranteed Interest Rate

We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.

Interest Rate Categories

There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:

     o Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.

     o Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.

     o Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.

Transfers/Withdrawals from Fixed Accounts

There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. WE DO NOT CONTACT YOU. IF YOU DO NOT CONTACT US, YOUR MONEY WILL REMAIN IN THE SAME FIXED ACCOUNT WHERE IT WILL EARN INTEREST AT THE RENEWAL RATE THEN IN EFFECT FOR THAT FIXED ACCOUNT.

We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.

Check with your financial representative about the current availability of this service.

Fixed Account Restrictions

At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.


                                       19



DOLLAR COST AVERAGING FIXED ACCOUNTS

Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging ("DCA") Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:

  DCA FIXED ACCOUNT      MINIMUM PURCHASE PAYMENT
        6-Month         $  600
        12-Month        $1,200
         2-Year         $2,400

     o The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as "source" accounts exclusively to facilitate the DCA Program for a specified time period.

     o You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. PLEASE SEE DOLLAR COST AVERAGING PROGRAM below for more information.

     o Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.

Purchase Payments may not be invested in DCA Fixed Accounts if you elect the Seasons Rewards program.

DCA Interest Rate Crediting

DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.


DOLLAR COST AVERAGING PROGRAM

Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account ("source account") to any available investment options ("target account").

The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

Example of DCA Program

Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:


 MONTH     ACCUMULATION UNIT VALUE     UNITS PURCHASED
   1                $ 7.50                   100
   2                $ 5.00                   150
   3                $10.00                    75
   4                $ 7.50                   100
   5                $ 5.00                   150
   6                $ 7.50                   100

You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.

DCA Program Guidelines

     o     Fixed Accounts are not available as target accounts for the DCA
           Program.

     o     Transfers occur on a monthly periodic schedule.

     o The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.

     o Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.

Allocation of Subsequent Purchase Payments to DCA Program

If you have not elected an optional living benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). PLEASE SEE DOLLAR COST AVERAGING FIXED ACCOUNTS ABOVE for more information.

Termination of DCA Program

You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.


                                       20



Upon notification of your death, we will terminate the DCA Program unless your Beneficiary instructs us otherwise and we will transfer the remaining money according to the current allocation instructions on file.


AUTOMATIC ASSET REBALANCING PROGRAM

Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.

Under the Automatic Asset Rebalancing Program:

     o You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.

     o At your request, rebalancing occurs on a quarterly, semiannual or annual basis.

     o Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

Changes to Rebalancing Instructions

If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided ("Default Rebalancing Instructions"). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center.

Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program unless your Beneficiary instructs us otherwise.

Mandatory Rebalancing with Election of a Living Benefit

If you elect an optional living benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

Automatic asset rebalancing will continue if it is a requirement of an optional living benefit that remains in effect pursuant to your Spousal Beneficiary's election of Spousal Continuation.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE AUTOMATIC ASSET REBALANCING PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU 30 DAYS PRIOR TO EXERCISING THAT RIGHT. IN THE EVENT OF MODIFICATION, WE WILL ADMINISTER THE PROGRAM ACCORDING TO THE PARAMETERS OF THE MODIFICATION. IN THE EVENT OF SUSPENSION OR TERMINATION OF THE PROGRAM, WE WILL NO LONGER ADMINISTER THE PROGRAM AND YOUR INVESTMENTS WILL NO LONGER BE REBALANCED.


TRANSFERS DURING THE ACCUMULATION PHASE

Subject to the Company's rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.

     o Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.

     o     You must transfer at least $100 per transfer.

     o If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.

Submitting Transfer Instructions

Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. PLEASE SEE SHORT-TERM TRADING POLICIES below for more information.

TELEPHONE:


(800) 445-7862

INTERNET:
www.aig.com/annuities

UNITED STATES POSTAL SERVICE (FIRST-CLASS MAIL):
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570

FACSIMILE:
(818) 615-1543

Telephone/Internet Authorization

We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

If your contract was issued in the state of New York, we may accept transfers by telephone if you complete and send the Telephone Transfer Agreement form to our Annuity Service Center at the above address.

Transfer Fees

There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.


                                       21



PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC FEES.

Accepting Transfer Requests

We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer's, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE TELEPHONE, FAX AND/OR INTERNET TRANSFER PRIVILEGES AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THE RIGHT OF SUSPENSION.

Pricing Transfer Requests

Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.


SHORT-TERM TRADING POLICIES

This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product ("Short-Term Trading") and we discourage Short-Term Trading as more fully described below.

Risks of Short-Term Trading

Short-Term Trading may create risks that may result in adverse effects on investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as "arbitrage"; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.

We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.


STANDARD U.S. MAIL POLICY

Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period ("12-Month Rolling Period") triggers the Standard U.S. Mail Policy.

Transfer Requests under the U.S. Mail Policy

     o While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.

     o Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.

     o All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.

     o Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.

     o We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. SEE OMNIBUS GROUP CONTRACTS below for more information.

Example

For example, if you made a transfer on August 17, 2018 and within the previous twelve months (from August 18, 2017 forward) you made 15 transfers including the August 17th transfer, then all transfers made for twelve months after August 17, 2018 must be submitted by U.S. Mail (from August 18, 2018 through August 17, 2019).


ACCELERATED U.S. MAIL POLICY

We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.


ADDITIONAL SHORT-TERM TRADING RESTRICTIONS

To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:

     1. impose further limits on the size, manner, number and/or frequency of transfers you can make;

     2.   impose minimum holding periods;

     3.   reject any Purchase Payment or transfer request;

     4.   terminate your transfer privileges; and/or

     5.   request that you surrender your contract.

WE WILL NOTIFY YOU IN WRITING IF YOUR TRANSFER PRIVILEGES ARE MODIFIED, SUSPENDED OR TERMINATED. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.


                                       22



Enforcement Determination Factors

Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:

     o     the number of transfers made in a defined period;

     o     the dollar amount of the transfer;

     o the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;

     o the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;

     o whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;

     o the history of transfer activity in the contract or in other contracts we may offer; and/or

     o other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.

Applicability to Third Party Trading Services

The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Deterrence Limitations

Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.

Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.

You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.


OMNIBUS GROUP CONTRACTS

Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.

WE RESERVE THE RIGHT TO MODIFY THE POLICIES AND PROCEDURES DESCRIBED IN THE TRANSFERS DURING THE ACCUMULATION PHASE SECTION AT ANY TIME. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.


UNDERLYING FUNDS' SHORT-TERM TRADING POLICIES

Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.

     o We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund's Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.

     o We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.

We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Processing Omnibus Orders

Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund's policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.


                                       23



Required Information Sharing

Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.


TRANSFERS DURING THE INCOME PHASE

During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.

You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.


RETURN PLUS PROGRAM

The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.


     EXAMPLE OF RETURN PLUS PROGRAM:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE RETURN PLUS PROGRAM AT ANY TIME.


VOTING RIGHTS

The Company is the legal owner of the Trusts' shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You can access money in your contract in one of the following ways:

     o     Partial Withdrawal,

     o     Systematic Withdrawal,

     o     Total Withdrawal (also known as surrender), or

     o     Annuity Income Payment (during Income Phase).

Withdrawals made prior to age 59 1/2 may result in a 10% IRS penalty tax. PLEASE SEE TAXES. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. PLEASE SEE TAXES.


MINIMUM WITHDRAWAL AMOUNT AND MINIMUM CONTRACT VALUE

                             MINIMUM        MINIMUM
                           WITHDRAWAL       CONTRACT
                             AMOUNT         VALUE(1)
 Partial Withdrawal       $1,000         $500(2)
 Systematic Withdrawal    $  100         $500(2)

(1) The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.

(2)   The total contract value must be at least $500 after a withdrawal.

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract's remaining value to you.


PENALTY FREE WITHDRAWAL AMOUNT

Your contract provides for a penalty free withdrawal amount each contract year during the applicable withdrawal period. The penalty free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The free withdrawal amount does not reduce the basis used to calculate future annual penalty free withdrawals and withdrawal charges.

To determine your penalty free withdrawal amount and your withdrawal charge, we refer to two special terms: "penalty-free earnings" and "total invested amount."

Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:

     o Penalty free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and


                                       24



     o Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

If you elected an optional living benefit that offers Maximum Annual Withdrawal Amounts, below describes your annual penalty free withdrawal amount:

DURING THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY FREE WITHDRAWAL AMOUNT IS THE GREATEST OF:

     (1)    Your penalty-free earnings; or

     (2) If you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount; or

     (3) the Maximum Annual Withdrawal Amount allowed under the living benefit you elected.

AFTER THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY FREE WITHDRAWAL AMOUNT IS THE GREATEST OF:

     (1)    your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge; or

     (3) the Maximum Annual Withdrawal amount allowed under the living benefit you elected.

If, in any contract year, you choose to take less than the full penalty free withdrawal amount, then you may not carry over the unused amount as an additional penalty free withdrawal in subsequent years.

If you do not elect an optional living benefit that offers Maximum Annual Withdrawal Amounts, the provisions below describe your annual penalty free withdrawal amount.

DURING THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY FREE WITHDRAWAL AMOUNT IS THE GREATER OF:

     (1)    your penalty-free earnings; or

     (2) if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount

AFTER THE FIRST CONTRACT YEAR, YOUR MAXIMUM ANNUAL PENALTY FREE WITHDRAWAL AMOUNT IS THE GREATER OF:

     (1)    your penalty-free earnings; or

     (2) 10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge

If, in any contract year, you choose to take less than the full penalty free withdrawal amount, then you may not carry over the unused amount as an additional penalty free withdrawal in subsequent years.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement. PLEASE SEE SEASONS REWARDS PROGRAM ABOVE.

Penalty Free Withdrawal Amount and the Living Benefit

If you elect a living benefit and if you withdraw an amount that is under the 10% penalty free withdrawal amount as described above, but exceed the Maximum Annual Withdrawal Amount, it will be treated as an Excess Withdrawal for purposes of calculating your Income Base, Income Credit Base, if applicable, and future income payments under the living benefit even though you are not assessed a withdrawal charge. PLEASE SEE OPTIONAL LIVING BENEFITS BELOW.

If the portion of any withdrawal taken under a living benefit is over the 10% penalty free withdrawal amount, it may also be subject to applicable withdrawal charges.

For example, if you elected a living benefit and your Maximum Annual Withdrawal Amount (MAWA) is $6,000 (assuming Maximum Annual Withdrawal Percentage of 6%, $100,000 Income Base and $100,000 Contract Value), your penalty free withdrawal amount would be $10,000. That means that the $6,000 MAWA for that contract year would not be assessed a withdrawal charge because it is within the penalty free withdrawal amount. You may also take up to an additional $4,000 that contract year as a penalty free withdrawal amount; however, this $4,000 would be considered an Excess Withdrawal under the living benefit which reduces the Income Base, the Income Credit Base if applicable, and future Maximum Annual Withdrawal Amounts.


ASSESSMENT OF WITHDRAWAL CHARGES

We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.

The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. PLEASE SEE WITHDRAWAL CHARGES AND EXPENSES.

When you make a partial withdrawal, we deduct it from penalty-free earnings first, any remaining penalty free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charges or higher withdrawal charges.

If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. IF YOU FULLY SURRENDER YOUR CONTRACT IN THE FUTURE WHILE WITHDRAWAL CHARGES ARE STILL APPLICABLE, YOU WILL NOT RECEIVE THE BENEFIT OF ANY PREVIOUSLY WITHDRAWN PENALTY FREE WITHDRAWALS OR ANY WITHDRAWALS SUBJECT TO MINIMUM DISTRIBUTION


                                       25



REQUIREMENTS UPON A FULL SURRENDER FOR THE PURPOSES OF CALCULATING THE WITHDRAWAL CHARGE. PLEASE SEE EXPENSES.

Calculating Withdrawal Charges

For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.

Example:

For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum penalty free withdrawal of $10,000. After that penalty free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:

A-(B x C)=D, where:

     A=  Your contract value at the time of your request for withdrawal
         ($90,000)

     B= The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

     C= The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 6% is the applicable percentage) [B x C=$6,000]

     D=  Your full contract value ($84,000) available for total withdrawal

Required Minimum Distributions

If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. PLEASE SEE TAXES FOR DETAILS REGARDING REQUIRED MINIMUM DISTRIBUTIONS.

Annuity Income Payments

Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. PLEASE SEE ANNUITY INCOME OPTIONS.


PROCESSING WITHDRAWAL REQUESTS

A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 business days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.


Annuity Service Center

P.O. Box 15570
Amarillo, TX 79105-5570

Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.

Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.

Partial, Systematic, and Required Minimum Distributions

Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.

If you surrender your contract, we may deduct any premium taxes, if applicable. PLEASE SEE EXPENSES.

Optional Living Benefit Withdrawals

Partial Withdrawals under an optional living benefit are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.


SYSTEMATIC WITHDRAWAL PROGRAM

During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.

Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty free withdrawal amount permitted each year.

If you elect a living benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program, you must request withdrawals on the appropriate living benefit enrollment form. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a living benefit is designed to provide withdrawal amounts within the Maximum Annual Withdrawal Amount. Any amounts taken above your Maximum Annual Withdrawal Amount while enrolled in the Systematic Withdrawal Program will reduce the amount of each remaining systematic withdrawal within the same contract year and may permanently reduce future guaranteed withdrawal amounts.


                                       26



Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SYSTEMATIC WITHDRAWAL PROGRAM AT ANY TIME AND WE WILL NOTIFY YOU PRIOR TO EXERCISING THAT RIGHT.


NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.

     o You cannot use this waiver during the first 90 days after your contract is issued.

     o The confinement period for which you seek the waiver must begin after you purchase your contract.

     o We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.

In order to use this waiver, you must submit the following documents to the Annuity Service Center:

     1)     a doctor's note recommending admittance to a nursing home;

     2)     an admittance form which shows the type of facility you entered;
            and

     3) the bill from the nursing home which shows that you met the 60 day confinement requirement.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            OPTIONAL LIVING BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

None of the living benefits described below are currently available for election.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date. You may not establish an automatic subsequent purchase payment plan with election of the living benefit, and any current payment plan has been terminated.


MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS
The MarketLock Income Plus living benefit may vary depending on when you purchased your contract, please see details below. The MarketLock For Life Plus living benefit may vary depending on the option you elected when you purchased your contract, please see details below.

MarketLock Income Plus and MarketLock For Life Plus are optional guaranteed minimum withdrawal features, available for an additional fee. The features are designed to help you create a guaranteed income stream that may last as long as you live, or as long as you or your spouse live, even if the entire value of your contract has been reduced to zero, provided withdrawals taken are within the parameters of the feature elected. These features may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may not need to rely on the feature as its value is dependent on your contract's performance, your withdrawal activity and your longevity.

MarketLock Income Plus and MarketLock For Life Plus offer guaranteed lifetime income plus the opportunity to lock in the greater of investment gains or an annual Income Credit (previously referred to as "Bonus").

These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or other tax-qualified plans. The features guarantee that only certain Purchase Payments received during the contract's first five years are included in the Income Base (previously referred to as "Benefit Base").

Please remember that all withdrawals, including withdrawals taken under these features, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under these features will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if withdrawals taken are in excess of the Maximum Annual Withdrawal Amount, as defined below. The sum of withdrawals in any contract year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge.

In addition, any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you must take required minimum distributions and want to ensure that these withdrawals are not considered Excess Withdrawals, as defined below, your distributions must be set up on the automated monthly minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.

These optional Living Benefits are designed for individuals and spouses. Thus, if a contract is owned by non-spousal joint Owners, Domestic Partners or Same-Sex Spouses who jointly own a contract and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. PLEASE SEE DEATH BENEFITS BELOW. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.

You may have elected MarketLock Income Plus or any of the MarketLock For Life Plus options and you may have chosen to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under the features as the "Covered Person(s)." If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect one of these features, Covered Persons must have met the age requirement. The age requirement varies depending on the type of contract you purchased, when the contract was issued(1) and the number of Covered Persons. The tables below provide the age requirements for the features.


                                       27



IF YOU ELECTED ONE COVERED PERSON(1):


                                 COVERED PERSON
                               MINIMUM     MAXIMUM
                                 AGE       AGE(2)
          One Owner              45          80
         Joint Owners
   (based on the age of the
         older Owner)            45          80

IF YOU ELECTED TWO COVERED PERSONS(1):


                            COVERED PERSON #1      COVERED PERSON #2
                           MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                             AGE        AGE(2)       AGE       AGE(2)
       NON-QUALIFIED:
       Joint Owners          45          80          45          85
       NON-QUALIFIED:
      One Owner with
   Spousal Beneficiary       45          80          45        N/A(3)
        QUALIFIED:
      One Owner with
   Spousal Beneficiary       45          80          45        N/A(3)

(1) If you elected MarketLock For Life Plus +6% and you purchased your contract prior to November 19, 2007, references to age 45 above are replaced with age 50 and references to age 80 above are replaced with age 75. References to age 85 remain unchanged.

(2) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(3) The age requirement is based solely on the single Owner for purposes of issuing the contract with the feature. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


How do MarketLock Income Plus and MarketLock For Life Plus work?

MarketLock Income Plus and MarketLock For Life Plus lock-in the greater of two values in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. Each consecutive one-year period starting from the Effective Date is considered a Benefit Year. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years if you elected MarketLock Income Plus, the first 5 years if you elected MarketLock For Life Plus on or after May 1, 2009 or the first 10 years if you elected MarketLock For Life Plus prior to May 1,
2009) following the Effective Date based on the greater of (1) the highest Anniversary Value, or (2) the Income Base increased by any available Income Credit, as defined below.

You may elect to extend the Income Base Evaluation Period and the Income Credit Period for additional periods. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" below.

Is there an additional guarantee if I delay taking withdrawals?

Yes, depending on which feature you elect and when you elected the feature, there is an additional guarantee if you delay taking withdrawals.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 and you do not take any withdrawals before the 12th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% of your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus +7% prior to May 1, 2009 and you do not take any withdrawals before the 10th Benefit Year anniversary following the Effective Date, the Income Base will be increased to equal at least 200% or your first Benefit Year's Eligible Purchase Payments ("Minimum Income Base"). You do not need to elect extensions of the Income Base Evaluation Period in order to be eligible to receive the Minimum Income Base.

What determines the maximum amount of withdrawals I can withdraw each year?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without reducing the Income Base and the Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the tables below and varies depending on the feature you elected and when your contract was issued.

ONE COVERED PERSON -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER
5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


   AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
     TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
       Prior to 65th birthday          4% of Income Base
      On or after 65th birthday        5% of Income Base

TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


 AGE OF THE YOUNGER COVERED PERSON OR
     SURVIVING COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL          WITHDRAWAL PERCENTAGE
         Prior to 65th birthday           4% of Income Base
          On or after 65th birthday      4.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK INCOME PLUS (CONTRACTS ISSUED BETWEEN 5/1/08 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


                                       28




   AGE OF THE COVERED PERSON AT          MAXIMUM ANNUAL
     TIME OF FIRST WITHDRAWAL         WITHDRAWAL PERCENTAGE
       Prior to 62nd birthday          4% of Income Base
      On or after 62nd birthday        5% of Income Base

ONE COVERED PERSON -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


     AGE OF THE COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL           WITHDRAWAL PERCENTAGE
    At least age 45 but prior to 65th
                birthday                   4% of Income Base
    At least age 65 but prior to 76th
                birthday                   5% of Income Base
          On or after 76th birthday        6% of Income Base

TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09)

If the feature is elected to cover two lives, the following is applicable:


 AGE OF THE YOUNGER COVERED PERSON AT        MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL           WITHDRAWAL PERCENTAGE
    At least age 45 but prior to 65th
                birthday                   4% of Income Base
    At least age 65 but prior to 76th
                birthday                  4.75% of Income Base
          On or after 76th birthday       5.75% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED BETWEEN 7/30/07 AND 4/30/09)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


      AGE OF THE COVERED PERSON AT             MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL            WITHDRAWAL PERCENTAGE
           Prior to the 60th birthday        4% of Income Base
  At least age 60 but prior to the 76th
                 birthday                    5% of Income Base
        On or after the 76th birthday        6% of Income Base

ONE OR TWO COVERED PERSONS -- MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED PRIOR TO 7/30/07)

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner. If there are two Covered Persons, the age at the time of the first withdrawal is based on the age of the younger of the two Covered Persons.


      AGE OF THE COVERED PERSON AT             MAXIMUM ANNUAL
        TIME OF FIRST WITHDRAWAL            WITHDRAWAL PERCENTAGE
           Prior to the 65th birthday        4% of Income Base
  At least age 65 but prior to the 76th
                 birthday                    5% of Income Base
        On or after the 76th birthday        6% of Income Base

As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

Are there investment requirements if I elect MarketLock Income Plus or MarketLock For Life Plus?

Yes, as long as you have not elected to cancel the feature, you must comply with investment requirements by allocating your investments as outlined below. You may also use a DCA Fixed Account to comply with investment requirements by setting up your DCA target allocations in accordance with the investment requirements outlined below. The DCA Fixed Accounts are not available if you elect the Seasons Rewards Program.

MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS +7% OPTION

Allocate 100% of your investments to one of the following:

           o   SA DFA Ultra Short Bond Portfolio

           o   SA Allocation Balanced Portfolio

           o   SA Allocation Moderate Portfolio

           o   SA Allocation Moderate Growth Portfolio

           o   Allocation 1

           o   Allocation 2

           o   Allocation 3

           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available


                                       29



MARKETLOCK FOR LIFE PLUS (CONTRACTS ISSUED ON OR AFTER 5/1/09) AND MARKETLOCK FOR LIFE PLUS +6% OPTION (CONTRACTS ISSUED PRIOR TO 5/1/09)

     (1)    Allocate 100% of your investments to one of the following:

           o   SA DFA Ultra Short Bond Portfolio

           o   SA Managed Allocation Balanced Portfolio

           o   SA Managed Allocation Moderate Portfolio

           o   SA Managed Allocation Moderate Growth Portfolio

           o   Allocation 1

           o   Allocation 2

           o   Allocation 3

           o   6-month, 1-year or 2-year DCA Fixed Accounts, if available

     (2) Allocate your investments in accordance with the requirements outlined in the table below:




   INVESTMENT         INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT          AND/OR FIXED ACCOUNTS
 A. NON              Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED          Maximum        Fidelity VIP Investment Grade
                        100%         Bond
                                     SEASONS STRATEGIES
                                     Growth Strategy
                                     Moderate Growth Strategy
                                     Balanced Growth Strategy
                                     Conservative Growth Strategy
                                     SELECT PORTFOLIOS
                                     SA Multi-Managed Diversified
                                     Fixed Income
                                     SA Wellington Real Return
                                     SA DFA Ultra Short Bond
                                     MANAGED ALLOCATION PORTFOLIOS
                                     SA Allocation Moderate Growth
                                     SA Allocation Moderate
                                     SA Allocation Balanced
                                     DCA FIXED ACCOUNTS (if
                                     available)
                                     6-Month DCA
                                     1-Year DCA
                                     2-Year DCA
                                     FIXED ACCOUNTS
                                     1-Year Fixed (if available)


   INVESTMENT         INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT          AND/OR FIXED ACCOUNTS
 B. EQUITY           Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM           Maximum 15%      SA American Funds(R) Growth
                                     SA American Funds(R) Global
                                     Growth
                                     SA American Funds(R)
                                     Growth-Income
                                     Fidelity VIP Overseas
                                     Fidelity VIP Contrafund(R)
                                     Fidelity VIP Mid Cap
                                     Fidelity VIP Equity-Income
                                     T. Rowe Price Blue Chip Growth
                                     II
                                     T. Rowe Price Equity Income II
                                     SELECT PORTFOLIOS
                                     SA Multi-Managed Large Cap
                                     Growth Portfolio
                                     SA Multi-Managed Large Cap
                                     Value Portfolio
                                     SA Multi-Managed Mid Cap
                                     Growth Portfolio
                                     SA Multi-Managed Mid Cap
                                     Value Portfolio
                                     SA Multi-Managed Small Cap
                                     Portfolio
                                     SA Multi-Managed International
                                     Equity Portfolio
                                     FOCUSED PORTFOLIOS
                                     SA Columbia Focused Growth
                                     Portfolio
                                     SA Columbia Focused Value
                                     Portfolio
 C. FULLY          No Investment     MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED          Allowed        SA Allocation Growth Portfolio

If we offer additional allocations that comply with investment requirements in the future we will give you the opportunity to allocate your investments accordingly.

Your allocation instructions accompanying any Purchase Payment as well as target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your subsequent Purchase Payment(s) to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these restrictions. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature. In addition to quarterly rebalancing, we will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any of the following transactions:

     o     any transfer or reallocation you initiate; or

     o     any withdrawal you initiate.

Automatic transfers and/or systematic withdrawals will not result in rebalancing. If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a


                                       30



transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios resulting from your transfer and/or 1-year Fixed Account, if available ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent that Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations promptly.

How are the components for MarketLock Income Plus and MarketLock For Life Plus calculated?

FIRST, we determine the Eligible Purchase Payments, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and/or spousal continuation contributions, if applicable are included in the calculation of Anniversary Values, as defined below. Total Eligible Purchase Payments are limited to $1,500,000 without our prior Company approval.

SECOND, we consider the INCOME CREDIT PERIOD and the INCOME BASE EVALUATION PERIOD. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Base Evaluation Period is the period of time over which we consider Anniversary Values and if applicable and greater, the Income Base plus the Income Credit during the Income Credit Period. The initial Income Credit Period and the initial Income Base Evaluation Period begin on the Effective Date and end 5 years later if you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009 (10 years later if you elected MarketLock For Life Plus prior to May 1, 2009). Please see "Can I extend the Income Base Evaluation Period and Income Credit Period?" below.

THIRD, we determine THE ANNIVERSARY VALUE which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Base is the contract value on the Effective Date. The Income Base is increased by each subsequent Eligible Purchase Payment, less proportionate adjustments for Excess Withdrawals, as defined below. On each Benefit Year anniversary, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE IN INCREASED?" and "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS?" below.

FIFTH, we determine the INCOME CREDIT BASE which is used solely as a basis for calculating the Income Credit during an Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. If the feature is elected after contract issue, the initial Income Credit Base is the contract value on the Effective Date. The Income Credit Base is increased by each subsequent Eligible Purchase Payment less proportionate adjustments for Excess Withdrawals, as defined below. Please see "HOW CAN THE INCOME BASE AND INCOME CREDIT BASE BE INCREASED?" below.

SIXTH, we determine the INCOME CREDIT which varies by feature as outlined in the table below and is an amount equal to a percentage ("Income Credit Percentage") of the Income Credit Base, on each Benefit Year anniversary. If you elected MarketLock Income Plus and you take withdrawals in a Benefit Year that are less than or equal to the Maximum Annual Withdrawal Amount, the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Income Base, prior to determining the Income Base for the next Benefit Year. If you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit is equal to zero. If you elected MarketLock For Life Plus, the Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year.


                                       31




          FEATURE                    INCOME CREDIT PERCENTAGE
     MarketLock Income        6% (reduced for withdrawals up to the
           Plus                 Maximum Annual Withdrawal Amount)
 (contracts issued on or
       after 5/1/09)
     MarketLock Income        7% (reduced for withdrawals up to the
           Plus                 Maximum Annual Withdrawal Amount)
    (contracts issued
  between 5/1/08 and
        4/30/09)
    MarketLock For Life          6% (0% in years withdrawals are
  Plus (contracts issued                      taken)
    on or after 5/1/09)
    MarketLock For Life          7% (0% in years withdrawals are
       Plus +7% Option                        taken)
    MarketLock For Life          6% (0% in years withdrawals are
        +6% Option                            taken)

SEVENTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base and Income Credit Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value or any available Income Credit.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b) is the current Income Base, increased by the Income Credit, if any; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

On each Benefit Year anniversary during the Income Credit Period, we determine the amount to which the Income Credit Base and/or the Income Base could increase. The components used to determine this amount are:

    (a)        the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        the current Income Base plus the Income Credit.

If (a) is greater than or equal to (b), the Income Credit Base and the Income Base are increased to the current Anniversary Value. If (b) is greater than
(a), the Income Base is increased by the Income Credit and the Income Credit Base remains unchanged.

INCREASES TO YOUR INCOME BASE AND INCOME CREDIT BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AND INCOME CREDIT BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE AND INCOME CREDIT BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.

The Income Base and Income Credit Base are increased each time subsequent Eligible Purchase Payments are made. The Income Credit Base also increases when the Income Base is increased as a result of a maximum Anniversary Value being achieved that is greater than both the current Income Base and all previous maximum Anniversary Values. The Income Credit Base is decreased each time an Excess Withdrawal is taken, in the same proportion by which the contract value is reduced by the Excess Withdrawal. The Income Base and Income Credit Base are not used in the calculation of the contract value or any other benefits under the contract.

The Income Base and Income Credit Base are adjusted each time an Excess Withdrawal is taken. Other than adjustments made for Excess Withdrawals, the Income Base and Income Credit Base can only be adjusted upwards, and subsequent lower Anniversary Values during the Income Base Evaluation Period will not result in a lower Income Base or lower Income Credit Base.

If you elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Income Base can also be increased to at least the Minimum Income Base on the 12th Benefit Year anniversary PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 12th Benefit Year anniversary is the greater of
(a) and (b), where:

    (a) is the current Income Base, or if the First and Subsequent Extensions were elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b)        is the Minimum Income Base.

If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% Option prior to May 1, 2009, the Income Base, and if applicable, the Income Credit Base, can also be increased to at least the Minimum Income Base on the 10th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY. If you are eligible for the Minimum Income Base, the Income Base on the 10th Benefit Year anniversary is the greatest of (a), (b) and (c), where:

    (a) is the current Income Base, or if extension was elected, the Income Base calculated based on the maximum Anniversary Value; and

    (b) is the current Income Base plus the Income Credit, if applicable; and


                                       32



    (c)        is the Minimum Income Base.

On your 10th Benefit Year anniversary, if you are eligible for the Minimum Income Base and for MarketLock Income Plus only, if the First Extension is elected, the Income Credit Base is the greatest of (a), (b) and (c), where:

    (a)        is the Income Base calculated based on the maximum Anniversary
               Value; and

    (b)        is the current Income Credit Base; and

    (c)        is the Minimum Income Base.

How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?

INCREASES IN THE INCOME BASE
In any Benefit Year where Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.

DECREASES IN THE INCOME BASE
Excess Withdrawals reduce Your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see "What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?" below. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previously calculated Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Income Base in that Benefit Year.

What are the effects of withdrawals on MarketLock Income Plus and MarketLock For Life Plus?

The Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary (10th Benefit Year anniversary if you elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009), your Income Base, and if applicable, the Income Credit Base, is not eligible to be increased to the Minimum Income Base.

You may take withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount which will not reduce the Income Base or Income Credit Base, if applicable. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in any given year.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature. In addition, if you have elected MarketLock For Life Plus and you plan to take withdrawals in any year during the Income Credit Period, an Income Credit will not be added to your Income Base on that contract anniversary.

The impact of withdrawals and the effect on certain components of MarketLock Income Plus and MarketLock For Life Plus are further explained below:

     INCOME BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal. Since Excess Withdrawals reduce the Income Credit Base, it will result in the reduction of the amount of the Income Credit available in subsequent Benefit Years during the Income Credit Period.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK INCOME PLUS AND MARKETLOCK FOR LIFE PLUS CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Please remember that all withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may reduce other benefits under the contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount and the free withdrawal amount.


                                       33



What are the fees for MarketLock Income Plus and MarketLock For Life Plus?

The fee for each feature depends on whether you elect to cover one life or two lives and when you purchased your contract, as follows:


                                                 ANNUALIZED FEE
                                  NUMBER OF     (CALCULATED AS A
                                   COVERED      PERCENTAGE OF THE
            FEATURE                PERSONS        INCOME BASE)
 MarketLock Income Plus
   (contracts issued on or           One             1.10%
   after 5/1/09)                     Two             1.35%
 MarketLock Income Plus
   (contracts issued between         One             0.95%
   5/1/08 and 4/30/09)               Two             1.20%
 MarketLock For Life Plus
   (contracts issued on or           One             0.95%
   after 5/1/09)                     Two             1.25%
 MarketLock For Life Plus 7%         One             0.75%
   Option                            Two             1.00%
 MarketLock For Life Plus 6%         One             0.65%
   Option                            Two             0.90%

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the feature. Once you elect a feature, you will be assessed a non-refundable fee regardless of whether or not you take any withdrawals and/or receive any lifetime annuity income payments under the feature.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, addition of an Income Credit, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the full quarterly fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in that contract quarter.

Can I extend the Income Base Evaluation Period and Income Credit Period?

MARKETLOCK INCOME PLUS
Yes, after the initial Income Base Evaluation Period and initial Income Credit Period you may elect to extend both the Income Base Evaluation Period and Income Credit Period for two additional 5 year periods (one additional 5 year period if you elected MarketLock Income Plus on or after May 1, 2009), as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension and Second Extension").

After election of the First Extension and Second Extension, if applicable, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If your contract was issued on or after May 1, 2009 and you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period and prior to the end of each Evaluation Period, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension and the Second Extension, if applicable, Subsequent Extensions are no longer available for election and the Income Base and Income Credit Base, if applicable, will not be adjusted for higher Anniversary Values or Income Credits on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary (10th Benefit Year anniversary if elected on or before May 1, 2009), your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

MARKETLOCK FOR LIFE PLUS
Depending on when your contract was issued, you may be able to extend the initial Income Base Evaluation Period and the initial Income Credit Period.

IF YOUR CONTRACT WAS ISSUED PRIOR TO APRIL 30, 2009, there is an option to extend only the Income Base Evaluation Period as long as the feature is in effect and the age of the Covered Person or younger of two Covered Persons is age 85 or younger at the time of extension. If you elect to extend the Income Base Evaluation Period, the Income Base can continue to be adjusted upward as described above on each anniversary during the new Income Base Evaluation


                                       34



Period which is a period of 5 years. However, you may not elect to extend the Income Credit period beyond the initial 10 years.

Prior to the end of the initial Income Base Evaluation Period and prior to the end of each evaluation period you elect to extend, we will notify you of the terms of the next extension in writing. We will provide you with an extension election form prior to the end of each evaluation period you extend. If you elect to extend the evaluation period(s), you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature.

If you do not contact us at the end of each Income Base Evaluation Period to extend the Income Base Evaluation Period, an extension will no longer be available and the Income Base will not be adjusted for higher Anniversary Values on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future.

IF YOUR CONTRACT WAS ISSUED ON OR AFTER MAY 1, 2009, you may elect to extend both the Income Base Evaluation Period and Income Credit Period for an additional 5 year period after the end of the initial Income Base Evaluation Period and initial Income Credit Period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend only the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of the initial Income Base Evaluation Period and initial Income Credit Period, and prior to the end of each Income Base Evaluation Period you elect to extend thereafter, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 60 days prior to the end of each evaluation period. If you elect to extend the evaluation period, you must complete the election form and return it to us or advise us as to your intent to extend in a method acceptable to us no later than the end of the current evaluation period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are not available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. If you have not taken any withdrawals prior to the 12th Benefit Year anniversary, your Income Base will be eligible to be increased to the Minimum Income Base even if you have not elected the First Extension.

PLEASE SEE ADDITIONAL INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION REGARDING THESE LIVING BENEFITS.


MARKETLOCK FOR LIFE

When and how may I elect MarketLock For Life?
You may have elected MarketLock For Life at the time of contract issue (the "Effective Date"). You cannot elect this feature if you elected any other optional living benefit. You may have elected to have the feature cover only your life or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under MarketLock For Life as the "Covered Person(s)." There are age parameters applicable to this feature which determine whether you could have elected the feature and who could have qualified as a Covered Person. If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitants. The tables below provide the age requirement for electing this feature depending on the type of contract you purchased and the number of Covered Persons.

IF YOU ELECTED ONE COVERED PERSON:


                                 COVERED PERSON
                               MINIMUM     MAXIMUM
                                 AGE       AGE(1)
          One Owner              45          80
         Joint Owners
   (based on the age of the
         older Owner)            45          80

                                       35



IF YOU ELECTED TWO COVERED PERSONS:


                            COVERED PERSON #1      COVERED PERSON #2
                           MINIMUM     MAXIMUM     MINIMUM     MAXIMUM
                             AGE        AGE(1)       AGE       AGE(1)
       NON-QUALIFIED:
       Joint Owners          45          80          45          85
       NON-QUALIFIED:
      One Owner with
   Spousal Beneficiary       45          80          45        N/A(2)
        QUALIFIED:
      One Owner with
   Spousal Beneficiary       45          80          45        N/A(2)

(1) The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirement for those features in order to elect them.

(2) Not applicable because feature availability is based on the younger Covered Person. The spousal Beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.


How does MarketLock For Life work?

MarketLock For Life locks in the highest contract anniversary value in determining the Income Base. The Income Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which may be taken in a series of withdrawals. A new Income Base is automatically locked in on each Benefit Year anniversary during the Income Base Evaluation Period (initially, the first 5 years) following the Effective Date.

You may elect to extend the Income Base Evaluation Period for additional periods. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

What determines the Maximum Annual Withdrawal Percentage?

The Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage is determined by the age of the Covered Person(s) at the time of the first withdrawal as shown in the table below.

ONE COVERED PERSON

If the feature is elected to cover one life but the contract is jointly owned, then the Covered Person must be the older Owner and the following is applicable:


     AGE OF THE COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL           WITHDRAWAL PERCENTAGE
    At least age 45 but prior to 65th
                birthday                   4% of Income Base
    At least age 65 but prior to 76th
                birthday                   5% of Income Base
          On or after 76th birthday        6% of Income Base

TWO COVERED PERSONS

If the feature is elected to cover two lives, the following is applicable:


 AGE OF THE YOUNGER COVERED PERSON OR
      SURVIVING COVERED PERSON AT            MAXIMUM ANNUAL
       TIME OF FIRST WITHDRAWAL           WITHDRAWAL PERCENTAGE
    At least age 45 but prior to 65th
                birthday                   4% of Income Base
    At least age 65 but prior to 76th
                birthday                  4.75% of Income Base
          On or after 76th birthday       5.75% of Income Base

As the original Owner, or Continuing Spouse (with a joint life feature) electing to treat the annuity contract as their own, of a Qualified plan under this annuity contract, if you are taking required minimum distributions ("RMD") from this contract, and the amount of the RMD (based only on this contract and using the uniform lifetime table) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal (defined below). Any portion of a withdrawal in a Benefit Year that is more than the greater of both the Maximum Annual Withdrawal Amount and the RMD amount (as clarified above) will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. PLEASE SEE "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK FOR LIFE?" BELOW.


                                       36



Are there investment requirements if I elect MarketLock For Life?

As long as you have not elected to cancel the feature, we require that you allocate your investments in accordance with the investment requirements listed below.


INVESTMENT REQUIREMENTS

You may comply with investment requirements by allocating your investments in accordance with the requirements outlined in either (1) or (2).

     (1)    Allocate 100% of your investments to one of the following:

            o 6-month, 1-Year or 2-Year DCA Fixed Accounts, if available

            o Allocation 1*

            o Allocation 2*

            o Allocation 3*

            o SA Allocation Balanced

            o SA Allocation Moderate Growth

            o SA Allocation Moderate

            o SA DFA Ultra Short Bond
* Please see the allocations for the formerly available Strategic Allocation Program in the STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017 APPENDIX.

     (2) Allocate your investments in accordance with the requirements outlined in the table below:




   INVESTMENT         INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT          AND/OR FIXED ACCOUNTS
 A. NON              Minimum 0%      PREMIER PORTFOLIOS
  RESTRICTED          Maximum        Fidelity VIP Investment Grade
                        100%         Bond
                                     SEASONS STRATEGIES
                                     Balanced Growth Strategy
                                     Conservative Growth Strategy
                                     Growth Strategy
                                     Moderate Growth Strategy
                                     SELECT PORTFOLIOS
                                     SA DFA Ultra Short Bond
                                     SA Multi-Managed Diversified
                                     Fixed Income
                                     SA Wellington Real Return
                                     MANAGED ALLOCATION PORTFOLIOS
                                     SA Allocation Balanced
                                     SA Allocation Moderate
                                     SA Allocation Moderate Growth
                                     DCA FIXED ACCOUNTS (IF
                                     AVAILABLE)
                                     6-Month DCA
                                     1-Year DCA
                                     2-Year DCA
                                     FIXED ACCOUNTS
                                     1-Year Fixed (if available)


   INVESTMENT         INVESTMENT           VARIABLE PORTFOLIOS
      GROUP          REQUIREMENT          AND/OR FIXED ACCOUNTS
 B. EQUITY           Minimum 0%      PREMIER PORTFOLIOS
  MAXIMUM           Maximum 15%      Fidelity VIP Contrafund
                                     Fidelity VIP Equity-Income
                                     Fidelity VIP Mid Cap
                                     Fidelity VIP Overseas
                                     SA American Funds Global
                                     Growth
                                     SA American Funds Growth
                                     SA American Funds
                                     Growth-Income
                                     T. Rowe Price Blue Chip Growth
                                     II
                                     T. Rowe Price Equity Income II
                                     SELECT PORTFOLIOS
                                     SA Multi-Managed International
                                     Equity
                                     SA Multi-Managed Large Cap
                                     Growth
                                     SA Multi-Managed Large Cap
                                     Value
                                     SA Multi-Managed Mid Cap
                                     Growth
                                     SA Multi-Managed Mid Cap
                                     Value
                                     SA Multi-Managed Small Cap
                                     FOCUSED PORTFOLIOS
                                     SA Columbia Focused Growth
                                     SA Columbia Focused Value
 C. FULLY          No Investment     MANAGED ALLOCATION PORTFOLIOS
  RESTRICTED          Allowed        SA Allocation Growth

Your allocation instructions accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, described above, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract's allocations going outside these requirements. Quarterly rebalancing will ensure that your allocations will continue to comply with the investment requirements for this feature.

We will initiate rebalancing in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file, after any transfer you initiate, or any withdrawal you initiate. Because automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs, if you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make a transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or 1-year Fixed Account, if available, resulting from


                                       37



your transfer ("Default Rebalancing Instructions"). If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.

The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit market volatility. As a result, you may have better or worse investment returns by allocating your investments more aggressively. We reserve the right to change the investment requirements at any time for prospectively issued contracts. We may also revise the investment requirements for any existing contract to the extent Variable Portfolios and/or Fixed Accounts are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations.

How are the components for MarketLock for Life calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include:

     1.   100% of Purchase Payments received during the first contract year;
          and

     2. Purchase Payments received in each of contract years 2-5, capped in each year at an amount equal to 100% of the Purchase Payments received in year 1. This means that if you made a $100,000 Purchase Payment in year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $100,000 contributed in each of contract years 2-5 for a grand total maximum of $500,000 of Eligible Purchase Payments.

Any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 5th contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements, if applicable, and spousal continuation contributions, if applicable; however, Payment Enhancements, if applicable, and continuation contributions, if applicable are included in the calculation of Anniversary Value, as defined below. Please SEE SPOUSAL CONTINUATION BELOW. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

SECOND, we consider the INCOME BASE EVALUATION PERIOD. The Income Base Evaluation Period is the period of time over which we will consider Anniversary Values. The Income Base Evaluation Period begins on the Effective Date and ends 5 years later. At the end of the Income Base Evaluation Period, you may contact us to extend the Income Base Evaluation Period. PLEASE SEE "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD BEYOND 5 YEARS?" BELOW.

THIRD, we determine the Anniversary Value which equals your contract value on any contract anniversary during the Income Base Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the INCOME BASE which initially is equal to the first Eligible Purchase Payment. Each year following the Effective Date is a Benefit Year. Only on each Benefit Year anniversary do we determine if the Income Base should be increased based on cumulative Eligible Purchase Payments or the highest Anniversary Value. The calculation and components of this determination are detailed below.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year following the Effective Date without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage shown in the tables above.

FINALLY, we determine the EXCESS WITHDRAWALS which are withdrawals in excess of the Maximum Annual Withdrawal Amount. We define Excess Withdrawals as any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount, including but not limited to any withdrawal in a contract year taken after the Maximum Annual Withdrawal Amount has been withdrawn.

How can the Income Base be increased?

On each Benefit Year anniversary during an Income Base Evaluation Period, we determine if the Income Base should be increased based on the maximum Anniversary Value.

Maximum Anniversary Value equals the highest Anniversary Value on any Benefit Year anniversary occurring during an Income Base Evaluation Period. On each Benefit Year anniversary during an Income Base Evaluation Period, the Income Base is automatically increased to the Anniversary Value when the Anniversary Value is greater than (a), (b), and (c), where:

    (a)        is the cumulative Eligible Purchase Payments; and

    (b)        is the current Income Base; and

    (c) is all previous Anniversary Values during any Income Base Evaluation Period.

INCREASES TO YOUR INCOME BASE OCCUR ON BENEFIT YEAR ANNIVERSARIES AS DESCRIBED ABOVE. HOWEVER, ELIGIBLE PURCHASE PAYMENTS CAN INCREASE YOUR INCOME BASE AT THE TIME THEY ARE RECEIVED. YOUR INCOME BASE WILL NOT INCREASE EVEN IF YOUR CONTRACT VALUE ON DAYS OTHER THAN THE DAYS IN WHICH WE CONSIDER THE HIGHEST ANNIVERSARY VALUE WAS HIGHER.


                                       38



What is the fee for MarketLock For Life?

The fee for MarketLock For Life depends on whether you elect to cover one life or two lives. The fee is as follows:


                                       ANNUALIZED FEE
                                      (CALCULATED AS A
     ALL YEARS IN WHICH THE              PERCENTAGE
      FEATURE IS IN EFFECT          OF THE INCOME BASE)
      For One Covered Person       0.70% of Income Base
      For Two Covered Persons      0.95% of Income Base

The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following the Effective Date and ending upon termination of the Benefit.

An increase in the Income Base due to an adjustment to a higher Anniversary Value, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee of the feature may change at the time of extension and may be different than when you initially elected the feature.

If your contract value falls to zero before the feature has been terminated, fees will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract before the end of a contract quarter. If the feature is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee if you surrender your contract before the end of a contract quarter. The pro-rata charge is calculated by multiplying the prior fee by the number of days between the date the fee was last assessed and the date of surrender divided by the number of days in a contract quarter.

What are the effects of withdrawals on MarketLock For Life?

The Maximum Annual Withdrawal Amount and the Income Base may change over time as a result of the timing and amount of withdrawals.

Withdrawals during a contract year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any contract year, you may not carry over the unused amount into subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.

You should not elect this feature if you plan to take Excess Withdrawals since those withdrawals may significantly reduce or eliminate the value of the feature.

The impact of withdrawals and the effect on each component of MarketLock For Life are further explained below:

     INCOME BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals.

     For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any contract year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK FOR LIFE CALCULATED?").

If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount will be available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

All withdrawals, including withdrawals taken under this feature, reduce your contract value and your death benefit and may impact other provisions of your contract. In addition, withdrawals under this feature will reduce the free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. PLEASE SEE ACCESS TO YOUR MONEY ABOVE AND EXPENSES BELOW.

Can I extend the Income Base Evaluation Period beyond 5 years?

After the initial Income Base Evaluation Period, you may elect to extend the Income Base Evaluation Period for an additional 5 year period, as long as you have not elected to cancel the feature, and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of extension ("First Extension").

After election of the First Extension, as long as you have not elected to cancel the feature and the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of the next extension, you may elect to extend the Income Base Evaluation Period for additional 5 year periods ("Subsequent Extensions").

If you have already elected the First Extension and you are at least age 86 but younger than 90, you may elect a Subsequent Extension with the final evaluation occurring prior to your 91st birthday. As a result, your final extension will be for a period of less than 5 years ("Reduced Evaluation Period").

Prior to the end of each Income Base Evaluation Period you elect to extend, we will inform you of the terms of the next extension in writing. We will provide you with an extension election form at least 30 days prior to the end of each Income Base Evaluation Period. If you elect to extend the feature, you must complete the election form and return it


                                       39



to us or advise us as to your intent to extend in a method acceptable to us no later than 30 days after the end of the current Income Base Evaluation Period.

The fee and investment requirements of the feature may change at the time of extension and may be different than when you initially elected the feature. We guarantee that the current fee as reflected in the Fee Table above, will not increase by more than 0.25% at the time of First Extension.

If you do not elect the First Extension, Subsequent Extensions are no longer available for election and the Income Base will not be adjusted for higher Anniversary Values on subsequent Benefit Year anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last Income Base Evaluation Period. The Income Base is subject to adjustments for Excess Withdrawals. You will continue to pay the fee at the rate that was in effect during the last Income Base Evaluation Period and you will not be permitted to extend the Income Base Evaluation Period in the future. We also reserve the right to modify MarketLock For Life at the time of extension for existing contracts as indicated above.

PLEASE SEE ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE BELOW FOR MORE INFORMATION THESE LIVING BENEFITS.


ADDITIONAL INFORMATION ABOUT MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE
The following provides additional information applicable to these optional living benefits ("Living Benefit(s)").

What happens if the contract value is reduced to zero?

All withdrawals from the contract, including withdrawals under this feature, will reduce your contract value. Unfavorable investment experience may also reduce your contract value. If the contract value is reduced to zero but the Income Base is greater than zero, we will continue to pay guaranteed payments under the terms of the Living Benefit over the lifetime of the Covered Person(s); however, the Income Base is no longer eligible to be increased.

However, if at any time an Excess Withdrawal reduces your contract value to zero, no further benefits will remain under the Living Benefit and your contract along with the Living Benefit will terminate. For MarketLock Income Plus and MarketLock For Life Plus, an Income Credit is not available if the contract value is reduced to zero, even if a Living Benefit remains payable.

If the contract value is reduced to zero, the contract's other benefits will be terminated. You may no longer make subsequent Purchase Payments or transfers, and no death benefit or future annuity income payments are available. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero and eliminate any other benefits of the contract.

When the contract value equals zero but a benefit remains payable, to receive any remaining Living Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     2.   Any option mutually agreeable between you and us.

If you do not select an option above, the remaining Living Benefit will be paid as the current Maximum Annual Withdrawal Amount based on the Maximum Annual Withdrawal Percentage applicable to the Living Benefit divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Any amounts that we may pay under the Living Benefit in excess of your contract value are subject to the Company's financial strength and claims-paying ability.

What happens to my Living Benefit upon a spousal continuation?

If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal Beneficiary may elect to:

     1. Make a death claim if the contract value is greater than zero which terminates the Living Benefit and the contract; or

     2. Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.

If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

     1. Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or

     2. Continue the contract with the Living Benefit and its corresponding fee.

The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken.

If spousal continuation occurs during the Income Base Evaluation Period and/or Income Credit Period, if applicable, the Continuing Spouse will continue to receive any increases to the Income Base during the remaining Income Base Evaluation Period and/or Income Credit Period, if applicable.

If you have elected MarketLock Income Plus or MarketLock For Life Plus on or after May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 12 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"


                                       40



If you have elected MarketLock Income Plus or MarketLock For Life Plus +7% option prior to May 1, 2009, the Continuing Spouse is eligible to receive the Minimum Income Base if no withdrawals have been taken during the first 10 Benefit Years following the Effective Date. Please see "IS THERE AN ADDITIONAL GUARANTEE IF I DELAY TAKING WITHDRAWALS?"

For all Living Benefits, the Continuing Spouse will be eligible to elect to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, upon the expiration of the applicable period. Please see "CAN I EXTEND THE INCOME BASE EVALUATION PERIOD AND INCOME CREDIT PERIOD?" above.

Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?

No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.

What happens to my Living Benefit upon the Latest Annuity Date?

If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

     3.   Any option mutually agreeable between you and us.

If you do not elect an option listed above, on the Latest Annuity Date, we may annuitize the contract value in accordance with Annuity Income Option 3, as described in ANNUITY INCOME OPTIONS below. At that point, the Accumulation Phase of your contract ends and the Income Phase begins.

Can I elect to cancel my Living Benefit?

The Living Benefit may be cancelled by you on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary. Once you elect to cancel the Living Benefit, you will no longer be charged a fee after the cancellation is effective and the guarantees under the Living Benefit are terminated. In addition, the investment requirements for Living Benefit will no longer apply to your contract. You may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and you may not re-elect or reinstate the Living Benefit after cancellation.

If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on the 5th Benefit Year anniversary, the 10th Benefit Year anniversary, or any Benefit Year anniversary after the 10th Benefit Year anniversary following the death of the first Covered Person. Once the surviving Covered Person elects to cancel the feature, the fee will no longer be charged and the guarantees under the Living Benefit will be terminated. In addition, the investment requirements for the Living Benefit will no longer apply to the contract. The surviving Covered Person may not extend the Income Base Evaluation Period or Income Credit Period, if applicable, and may no longer re-elect or reinstate the Living Benefit after cancellation.

Are there circumstances under which my Living Benefit will automatically terminate?

The Living Benefit automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Termination or surrender of the contract; or

     3.   A death benefit is paid and the contract is terminated; or

     4.   Excess Withdrawals reduce the contract value to zero; or

     5. Death of the Covered Person, if only one is elected; or, if two are elected, death of the surviving Covered Person; or

     6. A change that removes all Covered Persons from the contract except as noted below and under "ARE THERE CIRCUMSTANCES UNDER WHICH GUARANTEED WITHDRAWALS FOR TWO COVERED PERSONS, IF ELECTED, TERMINATE FOR ONE OF THE COVERED PERSONS?"

If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.

Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?

Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered
Person:

     1. One of the two Covered Persons is removed from the contract, due to reasons other than death; or

     2. The original spousal joint Owners or spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.

Under these circumstances, the fee for the Living Benefit based on two Covered Persons remains unchanged and the guaranteed withdrawals are payable for the remaining Covered Person only. However, the remaining Covered Person may choose to terminate the feature as described under "CAN I ELECT TO CANCEL MY LIVING BENEFIT FEATURE?" above.

WE ALSO RESERVE THE RIGHT TO MODIFY THE LIVING BENEFITS AT THE TIME OF EXTENSION FOR EXISTING CONTRACTS AS INDICATED ABOVE.


                                       41



MARKETLOCK AND MARKETLOCK FOR TWO

MarketLock and MarketLock For Two are optional guaranteed minimum withdrawal benefits that guarantee an income stream based on Purchase Payments made during the first two contract years and only guarantee lifetime withdrawals in the manner described below. These features may not be appropriate if you plan to make ongoing Purchase Payments, such as with contributory IRA's or tax-qualified plans.

WITHDRAWALS UNDER THE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF CALCULATING TAXABLE INCOME, DEDUCTING APPLICABLE WITHDRAWAL CHARGES, AND REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you take required minimum distributions and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.


MARKETLOCK
For contracts issued prior to May 1, 2006, MarketLock guarantees annual withdrawals based on the Maximum Anniversary Value (MAV) during the first 10 years of the contract. In addition, for contracts issued on or after May 1, 2006, if the Owner begins withdrawals after age 65, the withdrawal amount is guaranteed to last for life.


MARKETLOCK SUMMARY TABLE:


                              MAXIMUM
                               ANNUAL          INITIAL          MAXIMUM
                             WITHDRAWAL        MINIMUM          ANNUAL
                            PERCENTAGE*      WITHDRAWAL       WITHDRAWAL
                               PRIOR        PERIOD PRIOR     PERCENTAGE IF
      TIME OF FIRST            TO ANY          TO ANY        EXTENSION IS
       WITHDRAWAL            EXTENSION        EXTENSION         ELECTED
 Before 5th Benefit             5%           20 years             5%
   Year anniversary
 On or after 5th                7%          14.28 years           7%
   Benefit Year
   anniversary
 On or after 10th              10%           10 years             7%
   Benefit Year
   anniversary
 On or after 20th              10%           10 years            10%
   Benefit Year
   anniversary
 On or after the older          5%          Life of the           5%
   contract Owner's                            older
   65th birthday**                           contract
                                               Owner

* For the purposes of complying with the Maximum Annual Withdrawal Percentage, the amount of the withdrawal would include any charges applicable to the withdrawal. If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract only is greater than the Maximum Annual Withdrawal Amount, that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of the RMD withdrawal that is based on amounts greater than this contract alone will be considered an Excess Withdrawal. This will result in cancellation of the lifetime withdrawals and may further reduce your Maximum Annual Withdrawal Amount, MAV Benefit Base, and remaining Minimum Withdrawal Period. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals under the feature, your distributions must be set up on the Systematic Withdrawal Program administered by our Annuity Service Center. If you are purchasing this contract by transferring from another IRA and plan to immediately utilize this feature to satisfy RMD, you should take the current year required withdrawal prior to moving your money to this contract since we can only provide one RMD withdrawal per contract year (which may cross over two tax years). Further, if the RMD basis for this tax year was calculated by the investment company from which you are transferring your investment and it is greater than the amount transferred to this contract, we cannot systematically calculate and support the RMD basis. Therefore, you should take the RMD before transferring your investment. Please see "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" below.

** For contracts issued on or after May 1, 2006, lifetime withdrawals are available provided that as your first withdrawal is taken on or after age 65 and withdrawals do not exceed the 5% Maximum Annual Withdrawal Percentage indicated above. If withdrawals exceed the 5% Maximum Annual Withdrawal Percentage in any Benefit Year (other than for RMD amounts for this contract that are greater than the Maximum Annual Withdrawal Amount), lifetime withdrawals are no longer available. Instead, available withdrawals are automatically recalculated with respect to the Minimum Withdrawal Period and Maximum Annual Withdrawal Percentage listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.


MARKETLOCK FOR TWO SUMMARY TABLE:


                                          MAXIMUM ANNUAL
       AGE OF THE YOUNGER SPOUSE            WITHDRAWAL
      AT TIME OF FIRST WITHDRAWAL          PERCENTAGE*
    At least age 55 but prior to 63rd
                birthday                       4%
    At least age 63 but prior to 76th
                birthday                       5%
          On or after 76th birthday            6%

* If you are taking required minimum distributions ("RMD") from the contract, and the portion of the RMD amount based on this contract is greater than the Maximum Annual Withdrawal Amount (defined below), that portion of the withdrawal will not be treated as an Excess Withdrawal. Any portion of a RMD withdrawal that is based on amounts other than this contract will not be considered a RMD from this contract. Please see "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK AND MARKETLOCK FOR TWO?" below.


How are the components for MarketLock and MarketLock For Two calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date, adjusted for any withdrawals during that period. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. We will not accept subsequent Purchase Payments after the 2nd contract year. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable; however, Payment Enhancements and/or spousal continuation contributions are included in the calculation of Anniversary Values, as defined below. Eligible Purchase Payments are limited to $1.5 million without prior Company approval.


                                       42



SECOND, we consider the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

THIRD, we determine the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary during the MAV Evaluation Period minus any Ineligible Purchase Payments.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base equals the first Eligible Purchase Payment. Thereafter, the MAV Benefit Base is increased each time subsequent Eligible Purchase Payments are made, and adjusted each time any withdrawals (Excess Withdrawals for MarketLock For Two) of contract value are taken. On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals (Excess Withdrawals for MarketLock For Two), the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which represents the maximum amount that may be withdrawn each Benefit Year under the features and is an amount calculated by multiplying the current MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. The applicable Maximum Annual Withdrawal Percentage differs by feature as follows:

     MarketLock: The applicable Maximum Annual Withdrawal Percentage is determined based on the Benefit Year when you take your first withdrawal. Or, for contracts issued on or after May 1, 2006, the Maximum Annual Withdrawal Percentage is determined based on whether you are taking lifetime withdrawals.

     MarketLock For Two: The applicable Maximum Annual Withdrawal Percentage is determined based on the younger spouse's age when you take your first withdrawal.

If the MAV Benefit Base is increased to the current Anniversary Value, the Maximum Annual Withdrawal Amount is recalculated on that contract anniversary by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If the MAV Benefit Base is increased for Eligible Purchase Payments, the Maximum Annual Withdrawal Amount will be recalculated upon receipt of each Eligible Purchase Payment by multiplying the new MAV Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

FINALLY, for MarketLock only, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The initial Minimum Withdrawal Period is calculated when withdrawals under the Benefit begin and is recalculated when the MAV Benefit Base is adjusted to a higher Anniversary Value by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Periods will be reduced due to Excess Withdrawals.

Can I extend the MAV Evaluation Period beyond 10 years?

Yes, the MAV Evaluation Period may be extended as long as the Benefit is still in effect and the older Owner (younger spouse for MarketLock For Two) is age 85 or younger at the time extension is elected. We guarantee that you will be given the opportunity to extend the MAV Evaluation Period under these conditions for at least one additional evaluation period of 10 years. IN ORDER TO EXTEND THE MAV EVALUATION PERIOD, YOU MUST CONTACT US NO LATER THAN 30 DAYS AFTER THE END OF THE CURRENT MAV EVALUATION PERIOD. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Please see "HOW ARE THE COMPONENTS OF MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee (and Maximum Annual Withdrawal Percentage for MarketLock), will change to those in effect at the time you elect to extend, which may be different from the components when you initially elected the feature. We will notify you in writing of the terms of the extension at least 30 days prior to the end of the MAV Evaluation Period. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries. However, you can continue to take the Maximum Annual Withdrawal Amount in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals, (Excess Withdrawals for MarketLock For Two). You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

What are the fees for MarketLock and MarketLock For Two?

The annualized fee for MarketLock is calculated as 0.65% of the MAV Benefit Base for all years in which the feature is in effect. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

The annualized fee for MarketLock For Two for all years in which the feature is in effect, is calculated as 0.40% of the MAV Benefit Base prior to the first withdrawal being taken and 0.80% of the MAV Benefit Base after the first withdrawal is taken assessed at the end of the quarter in which the first withdrawal is taken. However, if you elect to extend the MAV Evaluation Period the fee may change at the time of the extension.


                                       43



An increase in the MAV Benefit Base due to an adjustment to a higher Anniversary Value or due to subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. The fee will be calculated and deducted quarterly from your contract value, starting on the first quarter following your contract issue date and ending upon termination of the Benefit. If your contract value and/or MAV Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. However, if the MAV Benefit Base is adjusted upwards at a later date because the current Anniversary Value is greater than both the current and any previous Anniversary Values, the calculation and deduction of the fee will resume. We will not assess the quarterly fee if you surrender or annuitize your contract before the end of a contract quarter.

What are the effects of withdrawals on MarketLock and MarketLock For Two?


MARKETLOCK
The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of the timing and amounts of withdrawals.

In addition, for contracts issued on or after May 1, 2006, if you elect to begin withdrawals prior to your 65th birthday (if jointly owned, prior to the 65th birthday of the older Owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after your 65th birthday (older Owner's 65th birthday if jointly owned) and wish to receive lifetime withdrawals, you must withdraw no more than the Maximum Annual Withdrawal Amount which is calculated as 5% of the MAV Benefit Base. Lifetime withdrawals do not change unless the MAV Benefit Base increases due to additional Eligible Purchase Payments or if the MAV Benefit Base is stepped-up on a contract anniversary. If the amount of withdrawals, at any time, exceeds 5% of the MAV Benefit Base in a Benefit Year, you will not receive lifetime withdrawals. However, you can continue to receive withdrawals over the Minimum Withdrawal Period in amounts up to the Maximum Annual Withdrawal Amount as described in the MarketLock Summary Table and under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?" above, based on when you took your first withdrawal and adjusted for withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base by the greater of: (a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the contract value prior to the Excess Withdrawal, as described below. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a proportionately greater reduction of the MAV Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

     MAV BENEFIT BASE: Withdrawals reduce the MAV Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal;

     (2)    Excess Withdrawals reduce the MAV Benefit Base as follows:

            If total withdrawals during the Benefit Year, including the current withdrawal, exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of:

            (a) is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the Excess Withdrawal, or;

            (b) is the MAV Benefit Base immediately prior to the withdrawal reduced in the same proportion by which the contract value is reduced by the amount of the Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount will not change for the next Benefit Year unless your MAV Benefit Base is adjusted upward. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. On that contract anniversary, the new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

     MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the table below.


  THE AMOUNT WITHDRAWN
    IN A BENEFIT YEAR       EFFECT ON MINIMUM WITHDRAWAL PERIOD
     Amounts up to the        New Minimum Withdrawal Period =
       Maximum Annual      the MAV Benefit Base (which includes
     Withdrawal Amount         a deduction for any previous
                           withdrawals), divided by the current
                             Maximum Annual Withdrawal Amount
   Amounts in excess of       New Minimum Withdrawal Period =
    the Maximum Annual      the Minimum Withdrawal Period as of
     Withdrawal Amount     the prior contract anniversary minus
                                         one year

                                       44



MARKETLOCK FOR TWO
Any withdrawals in a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount, do not reduce the MAV Benefit Base. We define Excess Withdrawals as either: 1) any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount; or 2) any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn. Excess Withdrawals will reduce the MAV Benefit Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Excess Withdrawals also result in a reduction to your Maximum Annual Withdrawal Amount because it is recalculated after each Excess Withdrawal by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. In addition, if in any year an Excess Withdrawal reduces the contract value to zero, MarketLock For Two is terminated and you will not continue to receive withdrawals over your and your spouse's lifetime. The impact of withdrawals and the effect on each component of MarketLock For Two are further explained below:

     MAV BENEFIT BASE: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is not reduced for those withdrawals. Excess Withdrawals as described above reduce the MAV Benefit Base as follows:

     For each Excess Withdrawal taken, the MAV Benefit Base is reduced in the same proportion by which the contract value is reduced by each Excess Withdrawal.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the MAV Benefit Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your MAV Benefit Base is adjusted upward (as described above under "HOW ARE THE COMPONENTS FOR MARKETLOCK AND MARKETLOCK FOR TWO CALCULATED?"). If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced MAV Benefit Base by the existing Maximum Annual Withdrawal Percentage. This newly recalculated Maximum Annual Withdrawal Amount will be available beginning on the next contract anniversary and may be lower than your previous Maximum Annual Withdrawal Amount.

What happens if my contract value is reduced to zero?


MARKETLOCK
If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. Further, for contracts issued on or after May 1, 2006, if you are eligible to take lifetime withdrawals, a Benefit is still payable even if the contract value and MAV Benefit Base both equal zero. However, the contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuitization payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

When the contract value equals zero, to receive any remaining Benefit, you must select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until either: (a) the time at which the Minimum Withdrawal Period equals zero, or (b) for contracts issued on or after May 1, 2006, if receiving lifetime withdrawals, the date of death of the older contract Owner; or

     2.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable over your lifetime and the lifetime of your spouse. However, if due to an Excess Withdrawal, your contract value is reduced to zero, no Benefit remains.

The contract's other benefits will be terminated once the contract value equals zero. You may not make subsequent Purchase Payments or transfers and no death benefit or future annuity payments are available. Therefore, during times of unfavorable investment performance, withdrawals taken under the benefit may reduce the contract value to zero eliminating any other benefits of the contract.

Except as described above, when the contract value equals zero, to receive any remaining benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis until the date of death of the surviving spouse.

What happens to MarketLock and MarketLock For Two upon a spousal continuation?


MARKETLOCK
A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, for contracts issued on or after May 1, 2006, lifetime withdrawals or the option to receive lifetime withdrawals will cease upon death of the older Owner. Excluding the lifetime option, a younger Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock Summary Table above based on when the first withdrawal was taken and adjusted for any withdrawals already taken. In the event of the death of the younger spouse, the older spousal Beneficiary may continue to receive lifetime withdrawals, if eligible, because they are based on the older Owner's life.


                                       45



If the contract Owner elected MarketLock and dies during the MAV Evaluation Period and the spousal Beneficiary continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any spousal continuation contribution is included in the calculation of the Anniversary Value. Additionally, the Continuing Spouse may extend the MAV Evaluation Period an additional period of 10 years provided that
(1) the original Owner did not previously extend the MAV Evaluation Period and
(2) the Continuing Spouse is age 85 or younger at the time they extend the MAV Evaluation Period. Payment Enhancements and spousal continuation contributions are not considered to be Eligible Purchase Payments. However, Payment Enhancements and spousal continuation contributions are included in the Anniversary Values for the purpose of determining the MAV Benefit Base during the MAV Evaluation Period.


MARKETLOCK FOR TWO
The components of the feature will not change as a result of a spousal continuation. A Continuing Spouse can elect to receive withdrawals in accordance with the provisions of the MarketLock For Two Summary Table above based on the age of the younger spouse when the first withdrawal was taken and based on the MAV Benefit Base at the time of spousal continuation. Alternatively, if contract value is greater than zero, a Continuing Spouse may make a death claim under the death provisions of the contract and terminate the contract and the MarketLock For Two feature.

If spousal continuation occurs during the MAV Evaluation Period, the Continuing Spouse will continue to receive any upward adjustments due to market gains to the MAV Benefit Base during the period and any spousal continuation contribution is included in the Anniversary Value. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. In addition, the Continuing Spouse will be eligible to extend the MAV Evaluation Period upon the expiration of the initial period. Please see "CAN I EXTEND THE MAV EVALUATION PERIOD BEYOND 10 YEARS?" above.

Can my non-spousal Beneficiary elect to receive any remaining withdrawals under MarketLock upon my death?

For contracts issued on or after May 1, 2006, upon the death of the older contract Owner, lifetime withdrawals will no longer be available.

If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Minimum Withdrawal Period remaining is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The other components of the feature will not change. However, the contract and its other benefits will be terminated.

Can a non-spousal Beneficiary elect to receive any remaining benefits under MarketLock For Two upon the death of the second spouse?

No. Upon the death of both spouses, if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death provisions of the contract, which terminates MarketLock For Two.

What happens to MarketLock and MarketLock For Two upon the Latest Annuity Date?

Upon election of any of the options described below, the Accumulation Phase of your contract ends and the Income Phase begins. Therefore, if electing Income Payments for the life of the Annuitant, upon death, no benefit remains and the contract and its features will terminate.


MARKETLOCK
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. For contracts issued on or after May 1, 2006, if eligible for lifetime withdrawals, even if the MAV Benefit Base equals zero, elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi- annual or annual frequency as selected by you, until your death; or

     3. Elect to receive your remaining MAV Benefit Base on the Latest Annuity Date paid over the Minimum Withdrawal Period with payments equal to the current Maximum Annual Withdrawal Amount. If withdrawals have not started, your Maximum Annual Withdrawal Amount and Minimum Withdrawal Period will be calculated based on the applicable Maximum Annual Withdrawal Percentage; or

     4.   Any option mutually agreeable between you and us.


MARKETLOCK FOR TWO
If there is remaining contract value and the MAV Benefit Base is greater than zero on the Latest Annuity Date, you must select one of the following:

     1.   Annuitize the contract value under the contract's annuity provisions;
          or

     2. Elect to receive the current Maximum Annual Withdrawal Amount on the Latest Annuity Date, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the surviving spouse, if eligible for lifetime withdrawals, even if the MAV Benefit Base is zero; or

     3.   Any option mutually agreeable between you and us.

Can MarketLock and MarketLock For Two be cancelled?

MarketLock and MarketLock For Two may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once the feature is cancelled, you will no longer be charged a fee and the


                                       46



guarantees under the Benefit are terminated. You may not re-elect the feature after cancellation.

Are there circumstances under which MarketLock and MarketLock For Two will automatically terminate?


MARKETLOCK
MarketLock automatically terminates upon the occurrence of one of the following:

     1. The Minimum Withdrawal Period has been reduced to zero unless, for contracts issued on or after May 1, 2006, conditions for lifetime withdrawals are met; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid.

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

For contracts issued on or after May 1, 2006, lifetime withdrawals will not be available in the event of:

     1.   An ownership change which results in a change of the older Owner;* or

     2.   Withdrawals prior to the 65th birthday of the older Owner; or

     3.   Death of the older Owner; or

     4.   A Spousal Continuation (upon the death of the older Owner); or

     5.   A withdrawal in excess of 5% of MAV Benefit Base.**
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural older Owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.

** If a required minimum distribution withdrawal for this contract exceeds the Maximum Annual Withdrawal Amount, the ability to receive lifetime withdrawals will not be terminated.


MARKETLOCK FOR TWO
MarketLock For Two automatically terminates upon the occurrence of one of the following:

     1.   Annuitization of the contract; or

     2.   Full surrender of the contract; or

     3. A death benefit is paid and the contract is not continued by the spouse; or

     4. Excess Withdrawals that reduce the contract value to zero which then reduces the MAV Benefit Base to zero; or

     5.   Death of surviving original spouse; or

     6. A change in ownership that involves the original Owner(s) except as noted below and under "Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?"*
* If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the annuitant(s) after the ownership change to prevent termination of MarketLock For Two. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural annuitant(s) in order to prevent termination of MarketLock For Two. Any ownership change is contingent upon prior review and approval by the Company.


Are there circumstances under which guaranteed withdrawals over the lifetime of your spouse are terminated?

Under any of the following circumstances, MarketLock For Two will provide a guarantee for your lifetime and not the lifetime of your spouse:

     1.   One of the two original Owners is removed from the contract; or

     2.   The original spousal Beneficiary is removed or replaced; or

     3. The original spousal joint Owner or spousal Beneficiary is removed or replaced upon divorce; or

     4. The original spousal joint Owners or spousal Beneficiary are no longer married at the time of death of the first spouse.

Under these circumstances, the original remaining Owner continues to pay the fee for MarketLock For Two and receives the Benefit for his/her lifetime only, or may choose to terminate the feature as described under "CAN MARKETLOCK AND MARKETLOCK FOR TWO BE CANCELLED?"


SEASONS INCOME REWARDS

Seasons Income Rewards is an optional guaranteed withdrawal benefit that guarantees an income stream based on all Purchase Payments made into your contract during the first 90 days after contract issue, with an opportunity for a Step-Up Amount, adjusted for withdrawals during that period (the "Benefit"). Seasons Income Rewards does not guarantee investment gains nor does it guarantee a withdrawal of any subsequent Purchase Payments made after the 90th day following the contract issue date. This feature does not guarantee lifetime income payments.

In order to determine the Benefit, we calculate each of the components as described below. The Benefit's components and value may vary depending on the option you chose. Options 1 and 2 are available on contracts issued on and after May 3, 2004. In addition, Option 3 is available on contracts issued on or after May 2, 2005. The earliest date you may begin taking withdrawals under the Benefit is the BENEFIT AVAILABILITY DATE. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.


                                       47



SEASONS INCOME REWARDS SUMMARY:


                                                                       MINIMUM
                                                                     WITHDRAWAL
                                                                     PERIOD* (IF
                                                                       MAXIMUM
                                                                       ANNUAL
                                                        MAXIMUM      WITHDRAWAL
                            BENEFIT                      ANNUAL        AMOUNT
             MAXIMUM     AVAILABILITY     STEP-UP      WITHDRAWAL       TAKEN
 OPTION   ELECTION AGE       DATE         AMOUNT     PERCENTAGE***   EACH YEAR)
    1      Age 80 or       3 years       10%* of        10% of        11 years
          younger on      following    Withdrawal     Withdrawal
              the         contract       Benefit     Benefit Base
           contract      issue date       Base
          issue date
    2      Age 80 or       5 years       20%* of        10% of        12 years
          younger on      following    Withdrawal     Withdrawal
              the         contract       Benefit     Benefit Base
           contract      issue date       Base
          issue date
    3      Age 70 or      10 years      50%** of        10% of        15 years
          younger on      following    Withdrawal     Withdrawal
              the         contract       Benefit     Benefit Base
           contract      issue date       Base
          issue date

* If you elect Option 1 or 2 and take a withdrawal prior to the Benefit Availability Date, you will not receive a Step-Up Amount. The Minimum Withdrawal Period for Options 1 and 2 will be 10 years if you do not receive a Step-Up Amount.

** If you elect Option 3 and take a withdrawal prior to the Benefit Availability Date, you will receive a reduced Step-Up Amount of 30% of the Withdrawal Benefit Base. The Minimum Withdrawal Period will be 13 years if you receive a reduced Step-Up Amount. For contracts issued prior to June 14, 2005, the Maximum Election Age is 80 or younger on the contract issue date.

*** For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period.


How are the components for Seasons Income Rewards calculated?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments made to the contract during the first 90 days after your contract issue date, adjusted for any withdrawals before the Benefit Availability Date in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal. The calculation of Eligible Purchase Payments does not include any Payment Enhancements and/or spousal continuation contributions, if applicable.

SECOND, we determine the WITHDRAWAL BENEFIT BASE. On the Benefit Availability Date, the Withdrawal Benefit Base equals the sum of all Eligible Purchase Payments.

THIRD, we determine the STEP-UP AMOUNT, if any, which is calculated as a specified percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base on the Benefit Availability Date. The Step-Up Amount is not considered a Purchase Payment and cannot be used in calculating any other benefits, such as death benefits, contract value or annuitization value.

FOURTH, we determine the STEPPED-UP BENEFIT BASE, which is the total amount available for withdrawal under the feature and is used to calculate the minimum time period over which you may take withdrawals under the Seasons Income Rewards feature. The Stepped-Up Benefit Base equals the Withdrawal Benefit Base plus the Step-Up Amount, if any.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is a stated percentage (listed in the Seasons Income Rewards Summary table above) of the Withdrawal Benefit Base and represents the maximum amount of withdrawals that are available under this feature each Benefit Year after the Benefit Availability Date.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the Seasons Income Rewards feature. The Minimum Withdrawal Period is calculated by dividing the Stepped-Up Benefit Base by the Maximum Annual Withdrawal Amount.

What is the fee for Seasons Income Rewards?

The annualized Seasons Income Rewards fee will be assessed as a percentage of the Withdrawal Benefit Base. The fee will be calculated and deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of a quarter.

The fee is as follows:


     CONTRACT YEAR        ANNUALIZED FEE
       0-7 years              0.65%
       8-10 years             0.45%
          11+                 None

What are the effects of withdrawals on Seasons Income Rewards?

Withdrawals after the Benefit Availability Date equal to or less than the Maximum Annual Withdrawal Amount generally reduce the Benefit by the amount of the withdrawal. Withdrawals in excess of the Maximum Annual Withdrawal Amount will reduce the Benefit in the same proportion that the contract value was reduced at the time of the withdrawal. This means if investment performance is down and contract value is reduced, withdrawals greater than the Maximum Annual Withdrawal Amount will result in a greater reduction of the Benefit. The impact of withdrawals and the effect on each component of Seasons Income Rewards are further explained through the calculations below:

     WITHDRAWAL BENEFIT BASE: Withdrawals prior to the Benefit Availability Date reduce the Withdrawal Benefit Base in the same proportion that the contract value was reduced at the time of the withdrawal. Withdrawals prior to the Benefit Availability Date also eliminate any Step-Up Amount for Options 1 and 2 and reduce the Step-Up Amount to 30% of the Withdrawal Benefit Base for Option 3. Withdrawals after the Benefit Availability Date will not reduce the Withdrawal Benefit Base until the sum of withdrawals after the Benefit


                                       48



     Availability Date exceeds the Step-Up Amount. Thereafter, any withdrawal or portion of a withdrawal will reduce the Withdrawal Benefit Base as follows:

     (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base will be reduced by the amount of the withdrawal, or

     (2) If the withdrawal causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the Withdrawal Benefit Base is reduced to the lesser of:

            (a) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

            (b) is the Withdrawal Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     STEPPED-UP BENEFIT BASE: Since withdrawals prior to the Benefit Availability Date eliminate any Step-Up Amount for Options 1 and 2, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base if you take withdrawals prior to the Benefit Availability Date. For Option 3, if you take withdrawals prior to the Benefit Availability Date, the Stepped-Up Benefit Base will be equal to the Withdrawal Benefit Base plus the reduced Step-Up Amount which will be 30% of the Withdrawal Benefit Base, adjusted for such withdrawals. If you do not take withdrawals prior to the Benefit Availability Date, you will receive the entire Step-Up Amount and the Stepped-Up Benefit Base will equal the Withdrawal Benefit Base plus the Step-Up Amount.

     After the Benefit Availability Date, any withdrawal that does not cause total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount will reduce the Stepped-Up Benefit Base by the amount of the withdrawal. After the Benefit Availability Date, any withdrawal that causes total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount (in that Benefit Year) reduces the Stepped-Up Benefit Base to the lesser of:

    (a) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

    (b) is the Stepped-Up Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal that is equal to the Maximum Annual Withdrawal Amount, and further reduced in the same proportion by which the contract value is reduced by the amount in excess of the maximum annual withdrawal amount.

     MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that Benefit Year, the Maximum Annual Withdrawal Amount does not change for the next Benefit Year. If total withdrawals in a Benefit Year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated at the start of the next Benefit Year. The new Maximum Annual Withdrawal Amount will equal the Stepped-Up Benefit Base on that Benefit Year anniversary divided by the Minimum Withdrawal Period on that Benefit Year anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amounts.

     MINIMUM WITHDRAWAL PERIOD: After each withdrawal, a new Minimum Withdrawal Period is calculated. If total withdrawals in a Benefit Year are less than or equal to the current Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Stepped-Up Benefit Base after the withdrawal, divided by the current Maximum Annual Withdrawal Amount.

     During any Benefit Year in which the sum of withdrawals exceeds the Maximum Annual Withdrawal Amount, the new Minimum Withdrawal Period equals the Minimum Withdrawal Period calculated at the end of the prior Benefit Year reduced by one year.

What happens if my contract value is reduced to zero with Seasons Income
Rewards?

If the contract value is zero but the Stepped-Up Benefit Base is greater than zero, a Benefit remains payable under the feature until the Stepped-Up Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following:

     1. The current Maximum Annual Withdrawal Amount, paid equally on a monthly, quarterly, semi-annual or annual frequency as selected by you until the Stepped-Up Benefit Base equals zero; or

     2.   Any option mutually agreeable between you and us.

If you do not select an option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

What happens to Seasons Income Rewards upon a spousal continuation?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. However, continuation contributions are not considered to be Eligible Purchase Payments.


                                       49



Can my non-spousal Beneficiary elect to receive any remaining withdrawals under Seasons Income Rewards upon my death?

If the contract value is greater than zero when the Owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates Seasons Income Rewards. If the contract value is zero when the Owner dies, meaning that no death benefit is payable, but the Stepped-Up Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change.

Can Seasons Income Rewards be cancelled?

Once you elect Seasons Income Rewards, you may not cancel the feature. However, there is no charge for Seasons Income Rewards after the 10th contract anniversary.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

     1.   The Stepped-Up Benefit Base is equal to zero; or

     2.   Annuitization of the contract; or

     3.   Full surrender of the contract; or

     4.   Death benefit is paid; or

     5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

     6. For contracts issued from May 3, 2004 through October 3, 2004, withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the Stepped-Up Benefit Base by 50% or more.

What happens to Seasons Income Rewards upon the Latest Annuity Date?

If your contract value and Stepped-Up Benefit Base are greater than zero, and you begin the Income Phase upon or before the Latest Annuity Date, you will not receive the benefit of any remaining guaranteed withdrawals under the feature. Your annuity income payments will be calculated using your contract value and the selected income option.

Withdrawals under this feature are treated like any other withdrawal for the purpose of reducing the contract value, free withdrawal amounts and all other benefits, features and conditions of your contract.

If you elect Seasons Income Rewards and need to take withdrawals or are required to take required minimum distributions ("RMD") under the Internal Revenue Code from your contract prior to the Benefit Availability Date, you should know that such withdrawals may negatively affect the value of the Benefit.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your withdrawals must be automated and will not be recalculated on an annual basis.

SEASONS PROMISE

Seasons Promise is an optional guaranteed minimum accumulation benefit. The feature provides a one-time adjustment ("Benefit") to your contract in the event that your contract value on the 10th contract anniversary ("Benefit Date") is less than the Purchase Payments made in the contract's first 90 days.

Generally, this feature and its corresponding charge cannot be cancelled or terminated prior to the Benefit Date. The feature terminates automatically following the Benefit Date. In addition, the feature will no longer be available and no Benefit will be paid if a death benefit is paid or if the contract is fully surrendered or annuitized before the Benefit Date.

The Benefit is equal to your Benefit Base, as defined below, minus your contract value on the Benefit Date. If the resulting amount is positive, you will receive a Benefit under the feature. If the resulting amount is negative, you will not receive a Benefit.

Your Benefit Base is equal to (a) minus (b) where:

    (a) is the Purchase Payments received on or after the contract issue date in the contract's first 90 days, and;

    (b) is an adjustment for all withdrawals and applicable fees and charges made subsequent to the contract issue date, in an amount proportionate to the amount by which the withdrawal decreased the contract value at the time of the withdrawal.

Payment Enhancements and spousal continuation contributions, if applicable, are not considered Purchase Payments and are not used in the calculation of the Benefit Base.

The annualized fee is calculated as a percentage of contract value minus Purchase Payments received after the 90th day since the contract issue date. The fee will be calculated and deducted from your contract value each quarter throughout the first 10 full contract years, beginning at the end of the first contract quarter following the contract issue date and up to the Benefit Date. Once the feature is terminated, the charge will no longer be deducted. We will also not assess the quarterly fee if you surrender or annuitize before the end of the quarter.

For contracts issued between May 3, 2004 and May 1, 2009, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.50%
      8-10            0.25%
      11+             none

For contracts issued between February 10, 2003 and April 30, 2004, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.45%
      8-10            0.15%
      11+             none

                                       50



For contracts issued between August 1, 2002 and February 7, 2003, the fee is as follows:


 CONTRACT YEAR    ANNUALIZED FEE
      0-7             0.35%
      8-10            0.10%
      11+             none

If your spouse chooses to continue this contract upon your death, this feature cannot be terminated and the fee will continue to be charged. The Benefit Date will not change as a result of a spousal continuation.

Seasons Promise only guarantees Purchase Payments made in the first 90 days after issue. If you plan to add subsequent Purchase Payments after the first 90 days, you should know that Seasons Promise will not protect those Purchase Payments.

Since Seasons Promise may not guarantee a return of all Purchase Payments, it is important to realize that subsequent Purchase Payments made into the contract may decrease the value of the Benefit. For example, if you are approaching the Benefit Date and your Benefit Base is greater than your contract value, and you then make a subsequent Purchase Payment that causes your contract value to be larger than your Benefit Base on your Benefit Date, you will not receive any Benefit even though you have paid for Seasons Promise throughout the first 10 full contract years.

We will allocate the Benefit, if any, on the Benefit Date to the SA DFA Ultra Short Bond Portfolio. Any Benefit paid is not considered a Purchase Payment for purposes of calculating other benefits or features of your contract. Other contract benefits based on earnings, will continue to define earnings as the difference between contract value and Purchase Payments adjusted for withdrawals. For information about how the Benefit is treated for income tax purposes, you should consult a qualified tax advisor for information concerning your particular circumstances.


INCOME PROTECTOR

Income Protector is an optional minimum income benefit, available for an additional charge and provides a future "safety net" which can offer you the ability to receive a guaranteed fixed minimum retirement income when you switch to the Income Phase. If you elect Income Protector, you can know the level of minimum income that will be available to you upon annuitization, regardless of fluctuating market conditions. Income Protector is available on contracts issued prior to May 3, 2004.

The minimum level of Income Protector benefit available is generally based upon the Purchase Payments remaining in your contract at the time you decide to begin taking income. If available and elected, a growth rate can provide increased levels of minimum guaranteed income.


HOW WE DETERMINE THE AMOUNT OF YOUR MINIMUM GUARANTEED INCOME

If you elect Income Protector, we base the amount of minimum income available to you upon a calculation we call the Income Benefit Base. Your Income Benefit Base is equal to your contract value on the date of election. Income Protector is effective on either the date of issue of the contract or at the contract anniversary following your election of Income Protector.

The Income Benefit Base is only a calculation. It does not represent a contract value, nor does it guarantee performance of the Variable Portfolios in which you invest.

Your Income Benefit Base increases if you make subsequent Purchase Payments and decreases if you withdraw money from your contract. The Income Benefit Base is equal to (a) plus (b) minus (c) where:

    (a) is equal to, for the first year of calculation, your initial Purchase Payment, or for each subsequent year of calculation, the Income Benefit Base on the prior contract anniversary, and;

    (b) is equal to the sum of all subsequent Purchase Payments made into the contract since the date of election, and;

    (c) is equal to all withdrawals and applicable fees and charges since the date of election, in an amount proportionate to the amount by which such withdrawals decreased your contract value.

In order to obtain the benefit of Income Protector, you may not begin the Income Phase for at least 9 years following election. You may not elect this feature if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


RE-SET OF YOUR INCOME PROTECTOR BENEFIT

You may also have the opportunity to "Re-Set" your Income Benefit Base. The Re-Set feature allows you to increase your Income Benefit Base to the amount of your contract value on your next contract anniversary. You can only Re-Set within the 30 days before your next contract anniversary. Upon a Re-Set, the waiting period before you can begin the Income Phase will start over. In addition, the Income Protector fee will be charged as a percentage of your Re-Set Income Benefit Base. You may not elect to Re-Set if the required waiting period before beginning the Income Phase would occur later than your Latest Annuity Date.


ELECTING TO RECEIVE INCOME PAYMENTS

You may elect to begin the Income Phase of your contract using the Income Protector Program ONLY within the 30 days after the 9th or later contract anniversary following the effective date of electing Income Protector or Re-Set, if applicable.

THE INCOME BENEFIT DATE is the contract anniversary date on which the Income Benefit is calculated and applied. This is the date as of which we calculate your Income Benefit Base to use in determining your guaranteed minimum income payments. To arrive at the minimum guaranteed income payments available to you, we apply the annuity rates stated in your Income Protector Endorsement for the income option you select to your final Income Benefit Base. You then choose if you would like to receive that income annually, quarterly or monthly for the time guaranteed


                                       51



under your selected annuity option. Your final Income Benefit Base is equal to
(a) minus (b) where:

    (a) is your Income Benefit Base as of your Income Benefit Date, and;

    (b) is any withdrawal charges calculated as if you fully surrender your contract as of the Income Benefit Date, and any applicable premium taxes.

The annuity income options available under this feature when using Income Protector to receive your guaranteed income payments are:

     o     Life Annuity with 10 Year Period Certain, or

     o     Joint and 100% Survivor Annuity with 20 Year Period Certain

At the time you elect to begin receiving annuity income payments, we will calculate your annual guaranteed income payments using both your final Income Benefit Base and your contract value. We will use the same income option for each calculation; however, the annuity factors used to calculate your guaranteed income payments under Income Protector will be different. You will receive whichever provides a greater stream of income. If you annuitize using Income Protector, your annuity income payments will be fixed in amount. You are not required to use Income Protector to receive income payments. However, we will not refund fees paid for Income Protector if you annuitize under the annuity provisions of your contract.

You may never need to rely upon the Income Protector, if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.


FEES ASSOCIATED WITH THE INCOME PROTECTOR PROGRAM

The fee is 0.10% of the Income Benefit Base. We deduct the annual fee from your contract value. If you elect Income Protector at issue, we begin deducting the annual fee on your first contract anniversary. If you elect the feature at some later date, we begin deducting the annual fee on the contract anniversary following the date of election. Upon a Re-Set, the fee will be charged based upon your Re-Set Income Benefit Base.

It is important to note that once you elect Income Protector, you may not cancel your election. We will deduct the charge from your contract value on every contract anniversary up to and including your Income Benefit Date. Additionally, we deduct the full annual fee from your contract value upon surrender.


NOTE TO QUALIFIED CONTRACT HOLDERS

Qualified contracts generally require that you select an annuity income option that does not exceed your life expectancy. That restriction, if it applies to you, may limit the benefit of Income Protector. To utilize Income Protector, you must take annuity income payments under one of the two annuity income options described above. If those annuity income options exceed your life expectancy, you may be prohibited from receiving your guaranteed income payments under the feature. If you own a Qualified contract to which this restriction applies and you elect Income Protector, you may pay for this feature and not be able to realize the benefit.

You should consult your tax advisor for information concerning your particular circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            MARKETLOCK AND MARKETLOCK FOR TWO EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between AUGUST 31, 2005 AND MAY 1, 2009 and you elected the MARKETLOCK living benefit or if you purchased a contract between JULY 10, 2006 AND APRIL 30, 2008 and you elected MARKETLOCK FOR TWO living benefit. As described in the prospectus, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock or MarketLock For Two living benefit you elected at the time of purchase, PLEASE SEE THE MARKETLOCK OR MARKETLOCK FOR TWO SECTION UNDER OPTIONAL LIVING BENEFITS IN THE PROSPECTUS.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

What is the fee if I elect the Extension?

If you elect the MARKETLOCK Extension, the fee for the living benefit will be increased by 0.25% as follows:


    CURRENT        ANNUALIZED FEE
 ANNUALIZED FEE    AFTER EXTENSION
      0.65%            0.90%

                                       52



If you elect the MARKETLOCK FOR TWO Extension, the fee for the living benefit will be increased by 0.25% as follows:


           CURRENT                   ANNUALIZED FEE
        ANNUALIZED FEE               AFTER EXTENSION
     0.40% prior to your 1st    0.65% prior to your 1st
          withdrawal                   withdrawal
     0.80% after your 1st         1.05% after your 1st
          withdrawal                   withdrawal

As a reminder, you also have the option to cancel your MarketLock or MarketLock For Two living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock or MarketLock For Two benefit and you will no longer be charged the fee.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           MARKETLOCK FOR LIFE PLUS +6% AND +7% EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The information below is important to you if you purchased a contract between MARCH 12, 2007 AND MAY 1, 2009 and elected the MARKETLOCK FOR LIFE PLUS +6% OPTION living benefit or if you purchased a contract between FEBRUARY 4, 2008 AND MAY 3, 2009 and you elected THE MARKETLOCK FOR LIFE PLUS +7% OPTION living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary, you will have an opportunity to extend the Income Base Evaluation Period for an additional five year period (the "Extension"). In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the Income Base Evaluation Period in the future.

As a reminder, you also have the option to cancel your living benefit on your tenth anniversary or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee. You may not extend the Income Base Evaluation Period and you may not re-elect or reinstate the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life Plus +7% Option living benefit after cancellation.

As with all important financial decisions, we recommend that you discuss this with your financial representative. You should refer to both the prospectus and the contract endorsement you received at the time of your purchase. If you do not have a prospectus, you can call our Annuity Service Center at (800) 445-7862 and we will provide one to you. If you elect the Extension, we will send you a new contract endorsement.

For information on the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life +7% Option living benefit you elected at purchase, PLEASE SEE THE MARKETLOCK FOR LIFE PLUS +6% OPTION OR THE MARKETLOCK FOR LIFE +7% OPTION SECTION UNDER OPTIONAL LIVING BENEFITS.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. If you elected the MarketLock For Life Plus +6% Option living benefit or the MarketLock For Life Plus +7% Option living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.

What are the fee and investment requirements if I elect the Extension?

If you elect the MARKETLOCK FOR LIFE PLUS +6% EXTENSION, the fee for the feature will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF         percentage of the      percentage of the
 COVERED PERSONS        Income Base)            Income Base)
        One                0.65%                   0.90%
        Two                0.90%                   1.15%

If you elect the MARKETLOCK FOR LIFE PLUS +7% EXTENSION, the fee for the feature will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF         percentage of the      percentage of the
 COVERED PERSONS        Income Base)            Income Base)
        One                0.75%                   1.00%
        Two                1.00%                   1.25%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MarketLock For Life Plus +6% Option living benefit or your current MarketLock For Life Plus +7% Option living benefit.


                                       53



If you elect the MARKETLOCK FOR LIFE PLUS +6% EXTENSION, you must allocate your assets in accordance with one of the following options:


 Option 1     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              UP TO 50% IN ONE OR MORE OF THE FOLLOWING
              VARIABLE PORTFOLIOS:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% IN SA VCP DYNAMIC ALLOCATION
              25% IN SA VCP DYNAMIC STRATEGY
              50% IN ALLOCATION 1*, 2* OR 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in APPENDIX F -
              STRATEGIC ALLOCATION PROGRAM FOR
              CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017
 Option 3     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              SA DFA Ultra Short Bond Portfolio
              UP TO 50% IN ACCORDANCE WITH THE REQUIREMENTS
              OUTLINE IN THE TABLE BELOW:





   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT          AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED       Maximum 50%     Fidelity VIP Investment Grade
                                   Bond
                                   SEASONS STRATEGIES
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Diversified
                                   Fixed Income Portfolio
                                   SA Wellington Real Return
                                   Portfolio
                                   SA DFA Ultra Short Bond
                                   Portfolio
                                   MANAGED ALLOCATION PORTFOLIOS
                                   SA Allocation Moderate Growth
                                   Portfolio
                                   SA Allocation Moderate
                                   Portfolio
                                   SA Allocation Balanced Portfolio
                                   FIXED ACCOUNTS (IF AVAILABLE)
                                   1-Year Fixed


   INVESTMENT        INVESTMENT           VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT          AND/OR FIXED ACCOUNTS
 B. EQUITY          Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM            Maximum       SA American Funds(R) Growth
                       7.5%        SA American Funds(R) Global
                                   Growth
                                   SA American Funds(R)
                                   Growth-Income
                                   Fidelity VIP Overseas
                                   Fidelity VIP Contrafund
                                   Fidelity VIP Mid Cap
                                   Fidelity VIP Equity-Income
                                   T. Rowe Price Blue Chip Growth
                                   II
                                   T. Rowe Price Equity Income II
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Large Cap
                                   Growth Portfolio
                                   SA Multi-Managed Large Cap
                                   Value Portfolio
                                   SA Multi-Managed Mid Cap
                                   Growth Portfolio
                                   SA Multi-Managed Mid Cap
                                   Value Portfolio
                                   SA Multi-Managed Small Cap
                                   Portfolio
                                   SA Multi-Managed International
                                   Equity Portfolio
                                   FOCUSED PORTFOLIOS
                                   SA Columbia Focused Growth
                                   Portfolio
                                   SA Columbia Focused Value
                                   Portfolio

If you elect the MARKETLOCK FOR LIFE PLUS +7% EXTENSION, you must allocate your assets in accordance with one of the following options:


 Option 1     AT LEAST 50% IN ONE OR MORE OF THE FOLLOWING:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
              UP TO 50% IN ONE OR MORE OF THE FOLLOWING
              VARIABLE PORTFOLIOS:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% IN SA VCP DYNAMIC ALLOCATION
              25% IN SA VCP DYNAMIC STRATEGY
              50% IN ALLOCATION 1*, 2* OR 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in APPENDIX F -
              STRATEGIC ALLOCATION PROGRAM FOR
              CONTRACTS ISSUED PRIOR TO FEBRUARY 6, 2017

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 DEATH BENEFITS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You


                                       54



should discuss the available options with your financial representative to determine which option is best for you.

Certain death benefit options are either no longer offered or have changed since first being offered. IF YOUR CONTRACT WAS ISSUED PRIOR TO MAY 1, 2009, PLEASE SEE APPENDIX C FOR DETAILS REGARDING THOSE DEATH BENEFIT OPTIONS.

We do not pay a death benefit if:

     o     your contract value is reduced to zero; or

     o you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. PLEASE SEE ANNUITY INCOME OPTIONS.

We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.


                                   PAYABLE UPON
           OWNER                     DEATH OF
                              Owner (or first to die,
       Natural persons           if jointly owned)
     Non-natural person
        (e.g. Trust)                 Annuitant

BENEFICIARY DESIGNATION

You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.

     o If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.

     o If the Owner is a non-natural person then joint Annuitants, if any, shall be each other's sole primary Beneficiary, except when the Owner is a charitable remainder trust.

     o If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.

When you designate your Beneficiary, you may impose restrictions on payments to the Beneficiary by directing the timing and manner of the death benefit payments. You may wish to consult with your tax and/or legal adviser.


DEATH BENEFIT PROCESSING

We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.

     SATISFACTORY PROOF OF DEATH INCLUDES, but may not be limited to:

     (1)    A certified copy of the death certificate; or

     (2) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     (3) A written statement by a medical doctor who attended the deceased at the time of death.

When Death Benefits are Calculated


     o All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.

     o Where there are multiple Beneficiaries, any death benefit payable under the contract will be determined when the first Beneficiary submits the required documentation in Good Order.

     o For an individual Beneficiary, the Contract Value remains invested in the allocations elected by the contract Owner before death until the claim is in Good Order and processed.

     o For multiple Beneficiaries, the Contract Value remains invested in the allocations elected by the contract Owner before death until the claim for the first Beneficiary is in Good Order and processed. When the first Beneficiary's claim is processed, the Contract Value is then transferred to the death claim pending account earning a fixed interest rate, and the amounts remain there until all claims are processed.

If we are unable to process a death claim at the time we receive notification of the death and/or required documentation is not in Good Order, the Beneficiary may transfer the entire contract value to a money market or similar portfolio by contacting the Annuity Service Center.

If we receive notification of your death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.

For contracts in which the aggregate of all Purchase Payments in contracts issued by the Company or its affiliate, The United States Life Insurance Company in the City of New York, to the same Owner/Annuitant are in excess of $1,500,000, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.

Effective January 15, 2016, if you have elected a living benefit feature, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.


DEATH BENEFIT SETTLEMENT OPTIONS

Your Beneficiary must elect one of the following settlement options within 60 days of providing required documentation, including satisfactory proof of death, in Good Order.

     o     Lump sum payment; or

     o     Annuity Income Option; or

                                       55



     o Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or

     o     Payment option that is mutually agreeable between you and us

After 60 days, if no election is made by the Beneficiary, we may pay a lump sum death benefit by check to the Beneficiary's address of record, unless otherwise required by state law.

The death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary's life expectancy or a shorter period. Payments associated with such election must begin within one year of death. PLEASE SEE ANNUITY INCOME OPTIONS.


BENEFICIARY CONTINUATION PROGRAMS

PLEASE CONSULT A TAX ADVISER REGARDING TAX IMPLICATIONS ABOUT YOUR PARTICULAR CIRCUMSTANCES IF YOU ARE CONSIDERING A BENEFICIARY CONTINUATION OPTION.


EXTENDED LEGACY PROGRAM

The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program, if available. The Extended Legacy Program may not be elected in conjunction with any other settlement option.

Under the Extended Legacy Program, the beneficiary may take the death benefit amount in the form of withdrawals over a longer period of time, with the flexibility to withdraw more than the IRS required minimum distribution.

Upon election of the Extended Legacy Program:

     o The contract continues in original Owner's name for the benefit of the Beneficiary who elected the Extended Legacy Program.

     o Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary's life expectancy as determined in the calendar year after the Owner's death.

     o Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31st of the year following the year of death for IRAs.

     o The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.

     o The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.

If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.


We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:

     o     Death Claim form electing Extended Legacy Program; AND

     o     Satisfactory proof of death of the original Owner.

Upon the Beneficiary's request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.

The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010.

Restrictions on Extended Legacy Program

     o The Extended Legacy Program cannot be elected with rollover contracts from other companies.

     o     No Purchase Payments are permitted.

     o Living benefits and death benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.

     o In the event of the Beneficiary's death, any remaining contract value will be paid to the person(s) named by the Beneficiary.

     o The contract may not be assigned and ownership may not be changed or jointly owned.

     o Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment.

Expenses

We will charge the Beneficiary an annual Separate Account Charge of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.

Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Separate Account Charge as described above under SEPARATE ACCOUNT CHARGES.

Investment Options

     o     The Beneficiary may transfer funds among the available Variable
           Portfolios;

     o     Variable Portfolios may differ from those available to the original
           Owner;

     o Variable Portfolios may be of a different share class subject to higher 12b-1 fees; and

     o Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be offered the same Variable Portfolios as the original Owner.


                                       56



5-YEAR SETTLEMENT OPTION

The Beneficiary may also elect to receive the death benefit under a 5-year settlement option. The Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed by December 31st of the year containing the fifth anniversary of death. For IRAs, the 5-year settlement option is not available if the date of death is after the required beginning date for distributions (April 1 of the year following the year the original Owner reaches the age of 70 1/2).


DEATH BENEFIT DEFINED TERMS

The term "Net Purchase Payment" is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.

We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.

The term "Withdrawal Adjustment" is used, if you have elected a living benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on when you take a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to your 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to your 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value. If a withdrawal is taken on or after your 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

The term "withdrawals" as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.

The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday. We will not accept subsequent Purchase Payments on or after the fifth contract anniversary if you have elected a Living Benefit feature.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether you have also elected one of the Living Benefits described above.


STANDARD DEATH BENEFIT

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED AFTER MAY 1, 2009.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITHOUT ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT WITH ELECTION OF A LIVING
BENEFIT:

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Purchase Payment reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 83rd birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments.

If the contract is issued on or after the 83rd birthday but prior to your 86th birthday, the standard death benefit on your contract is the greater of:

     1.   Contract value; or

     2.   The lesser of:

          a.  Net Purchase Payments; or

          b.  125% of Contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 1, 2004.

The standard death benefit on your contract, if you are age 74 or younger at the time of death, is the greater of:

     1.   Contract value.

                                       57



     2. Net Purchase Payments compounded at a 3% annual growth rate from the date of issue until the date of death, plus any Purchase Payments recorded after the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or

If you are age 75 or older at the time of death, the death benefit is the greater of:

     1.   Contract value.

     2. Net Purchase Payments compounded at a 3% annual growth rate from date of issue until the your 75th birthday, plus any Purchase Payments recorded after the 75th birthday; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after the 75th birthday, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal; or


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

IF YOU ELECT THE COMBINATION HV & ROLL-UP DEATH BENEFIT, YOU MAY NOT ELECT THE MAXIMUM ANNIVERSARY VALUE AND ESTATEPLUS DEATH BENEFITS AND/OR A LIVING BENEFIT OR ANY AVAILABLE FIXED ACCOUNT(S). For an additional fee, you may elect the optional Combination HV & Roll-Up death benefit which can provide greater protection for your Beneficiaries. You may only elect this death benefit at the time you purchase your contract and once elected, the Owner cannot change the election thereafter at any time. The fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolios. You may pay for this optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Combination HV & Roll-Up death benefit can only be elected prior to your 76th birthday at contract issue.

Please note that this feature may not be available through the broker-dealer with which your financial representative is affiliated.

The death benefit is the greatest of:

     1.   Contract value; or

     2. The Maximum anniversary value on any contract anniversary prior to the earlier of your 85th birthday or date of death, adjusted for any Net Purchase Payments since that anniversary. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

     3. Net Purchase Payments received prior to your 80th birthday accumulated at 5% through the earliest of:

            (a)        15 years after the contract date; or

            (b)        The day before your 80th birthday; or

            (c)        The date of death,

            adjusted for Net Purchase Payments received after the timeframes outlined in (a)-(c). Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.


OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

For an additional fee, you may elect the optional Maximum Anniversary Value death benefit described below which can provide greater protection for your beneficiaries. You may only elect the optional Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the optional Maximum Anniversary Value death benefit is 0.15% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 83rd birthday.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.

THE FOLLOWING DESCRIBES THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Purchase Payments reduced by:

          a. any Withdrawal Adjustments, if the Living Benefit has not been terminated: or

          b. any Withdrawal Adjustments, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated; or


                                       58



     3. Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death and reduced by:

          a. any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

          b. any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          The anniversary value for any year is equal to the contract value on the applicable anniversary.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 83rd birthday. The Anniversary value equals the contract value on a contract anniversary, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Net Purchase Payments since that anniversary

The Maximum Anniversary Value option can only be elected prior to your 83rd birthday.

THE FOLLOWING IS APPLICABLE TO THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007.

Under the Maximum Anniversary Value option, if you die on or after your 90th birthday, the death benefit is equal to your contract value. Accordingly, you will not get any benefit from this option if you are age 90 or older at the time of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greatest of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary prior to your 81st birthday. The anniversary value equals the contract value on a contract anniversary increased by any Purchase Payments recorded after that anniversary; and reduced for any withdrawals recorded after the anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If you are age 90 or older at the time of death and you had selected the Maximum Anniversary Value death benefit option, the death benefit will be equal to your contract value. Therefore, your Beneficiary will not receive any benefit from the Maximum Anniversary Value death benefit option.


OPTIONAL PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT
THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the contract is issued prior to your 75th birthday, the death benefit is the greatest of:

     1.   Contract value; or

     2. Net Purchase Payments, compounded at 3% annual growth rate to the earlier of the 75th birthday or the date of death, reduced for withdrawals after the 75th birthday in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the 75th birthday; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for Net Purchase Payments received after the seventh contract anniversary.

The Purchase Payment Accumulation Option can only be elected prior to your 75th birthday.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

The death benefit is the greater of:

     1.   Contract value; or

     2. Net Purchase Payments compounded to the earlier of the 80th birthday or the date of death, at a 5% annual growth rate, plus any Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals (and fees and charges applicable to those withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Net Purchase Payments made over the life of your contract.

If you die after the Latest Annuity Date and you selected the 5% Accumulation option, any death benefit payable under the contract will be the Standard Death Benefit as described above. Therefore, your Beneficiary will not receive any benefit from the 5% Accumulation death benefit option.


OPTIONAL ESTATEPLUS BENEFIT

EstatePlus ("Earnings Advantage" for contracts issued prior to August 2, 2004), an optional earnings enhancement death benefit, may increase the death benefit amount if you have earnings in your contract at the time of death. The fee for the benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolios. EstatePlus is not available if you were age 81 or older at the time we


                                       59



issued your contract. EstatePlus is not available if you elected the Combination HV & Roll-Up death benefit.

If you purchased your contract prior to August 2, 2004, you were not charged a fee for the Earnings Advantage benefit. It was included in the Seasons Estate Advantage which offered you a choice between the Maximum Anniversary Value or 5% Accumulation death benefit options for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.

In order to elect EstatePlus, you must have also elected the optional Maximum Anniversary Value death benefit described above.

You must elect EstatePlus at the time we issued your contract and you may not terminate this election. Furthermore, EstatePlus is not payable after the Latest Annuity Date. You may pay for EstatePlus and your Beneficiary may never receive the benefit if you live past the Latest Annuity Date.

We will add a percentage of your contract earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Benefit" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), to the death benefit payable. The contract year of your death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit.

The table below applies to contracts issued prior to your 70th birthday:


 CONTRACT YEAR        ESTATEPLUS              MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 Years 0 - 4      25% of Earnings     40% of Net Purchase
                                      Payments* (25% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 5 - 9      40% of Earnings     65% of Net Purchase
                                      Payments* (40% for
                                      contracts issued prior
                                      to 8/2/04)
 Years 10+        50% of Earnings     75% of Net Purchase
                                      Payments* (50% for
                                      contracts issued prior
                                      to 8/2/04)

The table below applies to contracts issued on or after your 70th birthday but prior to your 81st birthday:


 CONTRACT YEAR        ESTATEPLUS             MAXIMUM
    OF DEATH          PERCENTAGE       ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Net Purchase
 Years                                Payments*

* Purchase Payments received after the 5th contract anniversary must remain in the contract for at least 6 full months to be included as part of Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods during which you have owned your contract ending on the date of death. Your Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus Benefit as indicated in the table above.

What is the EstatePlus Percentage?

We determine the EstatePlus benefit using the EstatePlus Percentage, indicated in the table above, which is a specified percentage of the earnings in your contract on the date of death. For the purpose of this calculation, earnings equals contract value minus Net Purchase Payments as of the date of death. If there are no earnings in your contract at the time of death, the amount of your EstatePlus benefit will be zero.

What is the Maximum EstatePlus Benefit?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus Benefit is equal to a specified percentage of your Net Purchase Payments, as indicated in the table above.

EstatePlus may not be available in your state or through the broker-dealer with which your financial representative is affiliated.

A Continuing Spouse may continue EstatePlus if they are age 80 or younger on the Continuation Date or terminate the benefit. If a Continuing Spouse is age 81 or older on the Continuation Date, they may continue the contract only and may not continue the EstatePlus feature. If the Continuing Spouse terminates EstatePlus or dies after the Latest Annuity Date, no EstatePlus benefit will be payable to the Continuing Spouse's Beneficiary. PLEASE SEE SPOUSAL CONTINUATION BELOW.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ESTATEPLUS (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.


SPOUSAL CONTINUATION

The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.

Upon election of Spousal Continuation:

     o Generally, the contract, its benefits and elected features, if any, remain the same.

     o Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. PLEASE SEE EXPENSES.

     o Continuing Spouse may not terminate the Optional Maximum Anniversary Value or Purchase Payment Accumulation death benefit if elected at contract issue.

     o If the Continuing Spouse terminates any optional Combination HV & Roll-Up death benefit on the Continuation Date (described below), no optional Combination HV & Roll-Up death benefit will be payable to the Continuing Spouse's Beneficiary.

     o Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.

Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.

Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that


                                       60



would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date ("Continuation Contribution"), if any. The Continuation Contribution is not considered a Purchase Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse's death.

We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:

     o     Death Claim form; AND

     o     Satisfactory proof of death of the original Owner.

We will add any Continuation Contribution as of the date we receive both the Continuing Spouse's written request to continue the contract and satisfactory proof of death of the original Owner ("Continuation Date") at the Annuity Service Center.

The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. PLEASE SEE THE SPOUSAL CONTINUATION APPENDIX FOR A DISCUSSION OF THE DEATH BENEFIT CALCULATIONS UPON A CONTINUING SPOUSE'S DEATH.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

PLEASE SEE OPTIONAL LIVING BENEFITS ABOVE FOR INFORMATION ON THE EFFECT OF SPOUSAL CONTINUATION ON THESE BENEFITS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                    EXPENSES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.

     o     Separate Account Charges

     o     Withdrawal Charges

     o     Underlying Fund Expenses

     o     Contract Maintenance Fee

     o     Transfer Fee

     o     Optional Living Benefit Fee

     o     Optional Death Benefit Fee

Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Separate Account Charge or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR STATE-SPECIFIC EXPENSES.

We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.


SEPARATE ACCOUNT CHARGES........ 1.40%

(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)

The Separate Account charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.

Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.

If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. PLEASE SEE PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT BELOW.

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Separate Account Charge of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. PLEASE SEE EXTENDED LEGACY PROGRAM UNDER DEATH BENEFITS.


WITHDRAWAL CHARGES

The contract provides a penalty free withdrawal amount every contract year. PLEASE SEE ACCESS TO YOUR MONEY ABOVE. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.

We apply a withdrawal charge schedule against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 9 complete years if you elected to participate in the Seasons Rewards program, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedules are as follows:


                                       61



WITHDRAWAL CHARGE WITHOUT THE ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE
PURCHASE PAYMENT
RECEIPT                1    2    3    4    5    6    7   8+
 WITHDRAWAL CHARGE   7%   6%   6%   5%   4%   3%   2%   0%

WITHDRAWAL CHARGE WITH ELECTION OF THE SEASONS REWARDS PROGRAM:


YEARS SINCE
PURCHASE PAYMENT
RECEIPT             1    2    3    4    5    6    7    8    9   10+
 WITHDRAWAL
 CHARGE           9%   8%   7%   6%   6%   5%   4%   3%   2%    0%

These higher potential withdrawal charges for the Seasons Rewards program may compensate us for the expenses associated with the program.

The Seasons Rewards program is designed for long term investing. We expect that if you remain committed to this investment over the long term, we will profit as a result of fees charged over the life of your contract. However, other than the withdrawal charge, no other fees or charges are higher if you elect Seasons Rewards than the contract without an election of this program.

If you participate in the Seasons Rewards program, you will not receive any deferred Payment Enhancement if you fully withdraw a Purchase Payment or if you surrender your contract prior to the corresponding Deferred Payment Enhancement Date.

Although we do not assess a withdrawal charge when you take a 10% free withdrawal of the total invested amount we will proportionally reduce the amount of any corresponding Deferred Payment Enhancement.

When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. PLEASE SEE ACCESS TO YOUR MONEY ABOVE.

If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

We will not assess a withdrawal charge when we pay a death benefit, assess contract fees and/or when you switch to the Income Phase.

Withdrawals made prior to age 59 1/2 may result in tax penalties. PLEASE SEE TAXES BELOW.

UNDERLYING FUND EXPENSES

INVESTMENT MANAGEMENT FEES
Investment management fees are set by the Underlying Funds' own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.

Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Funds. If you invest in a Master Fund, as identified under INVESTMENT OPTIONS above, the Accumulation Unit value will also reflect the investment management fee and other expenses of the corresponding Master Fund.


12b-1 FEES

Underlying Fund shares are subject to a fee of 0.25% imposed under a servicing plan adopted by Seasons Series Trust, SunAmerica Series Trust, Fidelity(R) Variable Insurance Products and T. Rowe Price Equity Series, Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Managed Allocation Portfolios do not directly impose a 12b-1 fee, but do invest in certain Underlying Funds, and thus, indirectly bear the expenses of those Underlying Funds including the 12b-1 fees.

The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.

There are deductions from and expenses paid out of the assets of each Underlying Fund. DETAILED INFORMATION ABOUT THESE DEDUCTIONS AND EXPENSES CAN BE FOUND IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS.


CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.

If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.

PLEASE SEE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX FOR THE STATE-SPECIFIC CONTRACT MAINTENANCE FEE.


TRANSFER FEE


After 15 Transfers..... $25

                                       62



We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.


OPTIONAL LIVING BENEFITS FEES

Please see FEE TABLE above for a description of the optional living benefit fees offered over time in this contract.


OPTIONAL COMBINATION HV & ROLL-UP DEATH BENEFIT FEE
The annualized fee for the optional Combination HV & Roll-Up death benefit is 0.65% of the average daily net asset value allocated to the Variable Portfolio(s).


OPTIONAL ENHANCED DEATH BENEFIT FEE

The annualized fee for the optional death benefit is 0.15% of the average daily ending net asset value allocated to the Variable Portfolio(s). This enhanced death benefit fee applies to the Maximum Anniversary Value death benefit option or Purchase Payment Accumulation death benefit option issued to contracts on or after August 2, 2004.

If you purchased your contract prior to August 2, 2004, the enhanced death benefit option on your contracts was called Seasons Estate Advantage. Seasons Estate Advantage offered the choice between the Maximum Anniversary Value of 5% Accumulation death benefit options along with the Earnings Advantage death benefit for a fee of 0.25% of the average daily ending net asset value allocated to the Variable Portfolios.


OPTIONAL ESTATEPLUS FEE

The annualized fee for the optional EstatePlus benefit is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s). There is no fee applicable for this benefit ("Earnings Advantage") for contracts issued prior to August 2, 2004.


PREMIUM TAX

Certain states charge the Company a tax on Purchase Payments up to a maximum of 3.5%. These states permit us to either deduct the premium tax when you make a Purchase Payment or when you fully surrender your contract or begin the Income Phase. PLEASE SEE THE STATE CONTRACT AVAILABILITY AND/OR VARIABILITY APPENDIX for a listing of the states that charge premium taxes, the percentage of the tax and distinctions in impact on Qualified and Non-Qualified contracts.


INCOME TAXES

We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.


REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We reserve the right to reduce or waive certain fees and expenses when this type of sale occurs. In addition, we may also credit additional amounts to contracts sold to such groups. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.

The Company may make such a determination regarding sales to its employees, its affiliates' employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described. Currently, the Company credits an additional amount to contracts sold to the following groups: (1) employees of the Company and its affiliates, and their immediate family members; (2) appointed agents and registered representatives of broker-dealers that sell the Company's and its affiliates' variable contracts, and the agents' and registered representatives' immediate family members; (3) trustees of mutual funds offered in the Company's and its affiliates' variable contracts. The additional amount credited to a contract sold to one of the above individuals will generally equal the commission payable on the initial purchase payment for the contract. This means that the additional amount will generally be 6.00% (4.00% if you elected Seasons Rewards) of the initial Purchase Payment.

Certain broker-dealers may limit crediting this additional amount to employees only.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE ANY SUCH DETERMINATION OR THE TREATMENT APPLIED TO A PARTICULAR GROUP AT ANY TIME.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

We make payments in connection with the distribution of the contracts that generally fall into the three categories below.

COMMISSIONS. Registered representatives of affiliated and unaffiliated broker-dealers ("selling firms") licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and AIG Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.75% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each


                                       63



Purchase Payment, with a trail commission of up to a maximum 1.50% of contract value annually for the life of the contract.

The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives' compensation.

ADDITIONAL CASH COMPENSATION. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation ("revenue sharing"). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.

These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm's registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.

We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.

If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. PLEASE SEE REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED ABOVE.

We provide a list of firms to whom we paid annual amounts greater than $5,000 under these revenue sharing arrangements in 2017 in the Statement of Additional Information which is available upon request.

NON-CASH COMPENSATION. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.

We do not assess a specific charge directly to you or your separate account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.

Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. YOU SHOULD DISCUSS WITH YOUR SELLING FIRM AND/OR REGISTERED REPRESENTATIVE HOW THEY ARE COMPENSATED FOR SALES OF A CONTRACT AND/OR ANY RESULTING REAL OR PERCEIVED CONFLICTS OF INTEREST. YOU MAY WISH TO TAKE SUCH REVENUE SHARING ARRANGEMENTS INTO ACCOUNT WHEN CONSIDERING OR EVALUATING ANY RECOMMENDATION RELATING TO THIS CONTRACT.


PAYMENTS WE RECEIVE

We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.

We and our affiliates generally receive three kinds of payments described below.

RULE 12B-1 OR SERVICE FEES. We receive 12b-1 fees of up to 0.25% of the average daily net assets in certain Underlying Funds, including the Feeder Funds that are attributable to the contract and to certain other variable insurance products that we and our affiliates issue. Rule 12b-1 fees and service fees paid out of Underlying Fund assets will reduce the amount of assets that otherwise would be available for investment, and reduce the Underlying Fund's investment return. The dollar-amount of asset-based payments we receive from the Underlying Funds is not set and will fluctuate over time depending on the Underlying Funds' net asset value and the amount of assets invested.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts' investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts'


                                       64



investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.

OTHER PAYMENTS. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor's, subadvisor's or distributor's participation.

In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                             ANNUITY INCOME OPTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INCOME PHASE


WHAT IS THE INCOME PHASE?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as "annuitizing" your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.

BEGINNING THE INCOME PHASE IS AN IMPORTANT EVENT. YOU HAVE DIFFERENT OPTIONS AVAILABLE TO YOU. YOU SHOULD DISCUSS YOUR OPTIONS WITH YOUR FINANCIAL REPRESENTATIVE AND/OR TAX ADVISER SO THAT TOGETHER YOU MAY MAKE THE BEST DECISION FOR YOUR PARTICULAR CIRCUMSTANCES.

WHEN DOES THE INCOME PHASE BEGIN?

Generally, you can annuitize your contract any time after your second contract anniversary ("Annuity Date") and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.

If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. Your Latest Annuity Date is defined as the later of the first NYSE business day of the month following your 95th birthday or 10 years after your contract issue date, whichever is later. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner's date of birth.

HOW DO I ELECT TO BEGIN THE INCOME PHASE?

You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.

WHAT IS THE IMPACT ON THE LIVING AND DEATH BENEFITS IF I ANNUITIZE?

Upon annuitizing the contract, the death benefit will terminate. In addition, upon annuitizing, any guaranteed withdrawals under a living benefit feature will cease and will be replaced by the annuity income payments. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under a living benefit feature, your remaining payments under the Living Benefit feature will be paid to you as an annuity. PLEASE SEE OPTIONAL LIVING BENEFITS AND DEATH BENEFITS ABOVE.


ANNUITY INCOME OPTIONS

You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.

We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.

If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.

If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment.


ANNUITY INCOME OPTION 1 - LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.


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ANNUITY INCOME OPTION 2 - JOINT AND SURVIVOR LIFE INCOME ANNUITY

This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies.


ANNUITY INCOME OPTION 3 - JOINT AND SURVIVOR LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 4 - LIFE INCOME ANNUITY WITH 10 OR 20 YEARS GUARANTEED

This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract.


ANNUITY INCOME OPTION 5 - INCOME FOR A SPECIFIED PERIOD

This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.

The value of an Annuity Unit, regardless of the option chosen, takes into account Separate Account Charges which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.

Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.


FIXED OR VARIABLE ANNUITY INCOME PAYMENTS

You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.


ANNUITY INCOME PAYMENTS

We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.

If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:

     o for life income options, your age when annuity income payments begin; and

     o the contract value attributable to the Variable Portfolios on the Annuity Date; and

     o the 3.5% assumed investment rate used in the annuity table for the contract; and

     o the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.

If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.

The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate ("AIR") of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.


DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. PLEASE SEE ACCESS TO YOUR MONEY ABOVE FOR A DISCUSSION OF WHEN PAYMENTS FROM A VARIABLE PORTFOLIO MAY BE SUSPENDED OR POSTPONED.


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                                     TAXES
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The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.

Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("IRC"), Treasury Regulations and applicable Internal Revenue Service ("IRS") guidance to your individual situation.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION FOR FURTHER DETAILS.


ANNUITY CONTRACTS IN GENERAL

The IRC provides for special rules regarding the tax treatment of annuity contracts.

     o Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.

     o Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.

     o Different rules and tax treatment apply depending on how you take the money out and whether your contract is QUALIFIED or NON-QUALIFIED.

Non-Qualified Contract

If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity ("IRA"), including a Roth IRA, your contract is referred to as a Non-Qualified contract.

Qualified Contract

If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity ("IRA"), including Roth IRA, your contract is referred to as a Qualified contract.

Employer-sponsored plans/arrangements include:

     o     Tax-Sheltered Annuities (also referred to as 403(b) annuities)

     o Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)

     o Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans

If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.

In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. YOU AND YOUR FINANCIAL REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS, LIFETIME ANNUITY INCOME OPTIONS, AND PROTECTION THROUGH LIVING BENEFITS, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED CONTRACT ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.


TAX TREATMENT OF PURCHASE PAYMENTS

Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.

Qualified Contract

Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

Qualified Contract--Tax-Sheltered Annuity (403(b))

On July 26, 2007, the Treasury Department published final 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. Subsequent IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. Effective January 1, 2009, the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. YOU MAY WISH TO DISCUSS THE REGULATIONS AND/OR THE GENERAL INFORMATION ABOVE WITH YOUR TAX ADVISER.


TAX TREATMENT OF DISTRIBUTIONS

DISTRIBUTIONS FROM NON-QUALIFIED CONTRACTS
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.


                                       67



The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

     o     after attaining age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o     under an immediate annuity contract;

     o when attributable to Purchase Payments made prior to August 14, 1982.

Partial or Total Withdrawals

If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.

Annuitization

If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.

Annuity to Annuity Transfer

A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC
Section 1035 (a "1035 exchange").

Additional Tax on Net Investment Income

Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income ("MAGI") threshold.

Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (SEE CONTRACTS OWNED BY A TRUST OR CORPORATION BELOW).


DISTRIBUTIONS FROM QUALIFIED CONTRACTS

Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer's plan or contributed to a Roth IRA or non-deductible traditional IRA.

Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:

     o     after attainment of age 59 1/2;

     o     when paid to your Beneficiary after you die;

     o     after you become disabled (as defined in the IRC);

     o as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

     o dividends paid with respect to stock of a corporation described in IRC Section 404(k);

     o for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

     o for payment of health insurance if you are unemployed and meet certain requirements;

     o distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;

     o payments to certain individuals called up for active duty after September 11, 2001;

     o payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;

     o amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental CODE SECTION 457(B) PLAN represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;


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Non-IRA contracts:

     o payments to employees after separation from service after attainment of age 55 (does not apply to IRAs); and

     o transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).

Annuitization

Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.

Direct and Indirect Rollovers

Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:

    (a)        a required minimum distribution,

    (b)        a hardship withdrawal, or

    (c) a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.

The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual's IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.

The IRC limits the withdrawal of an employee's elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:

     o     reaches age 59 1/2;

     o     severs employment with the employer;

     o     dies;

     o     becomes disabled (as defined in the IRC); or

     o     experiences a financial hardship (as defined in the IRC).*
*     In the case of hardship, the Owner can only withdraw Purchase Payments.

Additional plan limitations may also apply. Amounts held in a TSA contract as of December 31, 1988 are not subject to these restrictions except as otherwise imposed by the plan.

Annuity to Annuity Transfer (Tax-Sheltered Annuities)

Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer's plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.

Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.


REQUIRED MINIMUM DISTRIBUTIONS

Information in this section generally does not apply to Non-Qualified contracts.

Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.


COMMENCEMENT DATE

Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age 70 1/2 or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. If you choose to delay your first distribution until the year after the year in which you reach 70 1/2 or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.


COMBINING DISTRIBUTIONS FROM MULTIPLE CONTRACTS

If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.


AUTOMATIC WITHDRAWAL OPTION

You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.


IMPACT OF OPTIONAL BENEFITS

IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or living benefits. As a


                                       69



result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.


TAX TREATMENT OF DEATH BENEFITS

The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.

Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59 1/2, unless another exception applies. You should consult your tax adviser for more information.

If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits "incidental death benefits" or "life insurance." The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.


TAX TREATMENT OF OPTIONAL LIVING BENEFITS

Generally, we will treat amounts credited to the contract value under the optional living benefit guarantees, for income tax purposes, as earnings in the contract. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional living benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional living benefit.

CONTRACTS OWNED BY A TRUST OR CORPORATION
A Trust or Corporation or other Owner that is not a natural person ("Non-Natural Owner") that is considering purchasing this contract should consult a tax adviser.

Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract's value in excess of the Owner's cost basis, and the contract's cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A MORE DETAILED DISCUSSION OF THE POTENTIAL ADVERSE TAX CONSEQUENCES ASSOCIATED WITH NON-NATURAL OWNERSHIP OF A NON-QUALIFIED ANNUITY CONTRACT.


WITHHOLDING

Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

State income tax withholding rules vary and we will withhold based on the rules of your state of residence.

Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.


20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code.

You may avoid withholding if You directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into the Contract from an existing qualified plan


                                       70



You may have with another provider by arranging to have the transfer made directly to us.


FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")

A Contract Owner who is not a "United States person" which is defined to mean:

     o     a citizen or resident of the United States

     o a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

     o any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8 IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provide an applicable such withholding certifications to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form.


GIFTS, PLEDGES AND/OR ASSIGNMENTS OF A CONTRACT

NON-QUALIFIED CONTRACTS
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract's cash value to the extent it exceeds your cost basis. The recipient's cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. PLEASE SEE THE STATEMENT OF ADDITIONAL INFORMATION FOR A MORE DETAILED DISCUSSION REGARDING POTENTIAL TAX CONSEQUENCES OF GIFTING, ASSIGNING, OR PLEDGING A NON-QUALIFIED CONTRACT.


QUALIFIED CONTRACTS

The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.

This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:

     o     the plan is not an unfunded deferred compensation plan; and

     o     the plan funding vehicle is not an IRA.

You should consult a tax advisor as to the availability of this exception.


DIVERSIFICATION AND INVESTOR CONTROL

DIVERSIFICATION

For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be "adequately diversified". Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.


INVESTOR CONTROL

These investor control limitations generally do not apply to Qualified contracts, which are referred to as "Pension Plan Contracts" for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.

Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.

There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner's ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.

While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent


                                       71



you from being considered as the owner of the assets of the contract for purposes of the Code.


OUR TAXES

The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE DISTRIBUTOR


AIG Capital Services, Inc., 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997, distributes the contracts. AIG Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA"). No underwriting fees are retained by AIG Capital Services, Inc. in connection with the distribution of the contracts.


THE COMPANY

American General Life Insurance Company ("AGL") is a stock life insurance company organized under the laws of the state of Texas on April 11, 1960. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

Effective December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), a former affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, contracts in all states except New York were issued by SunAmerica Annuity. Upon the Merger, all contractual obligations of SunAmerica Annuity became obligations of AGL.

The Merger did not affect the terms of, or the rights and obligations under your contract, other than to reflect the change to the Company that provides your contract benefits from SunAmerica Annuity to AGL. The Merger also did not result in any adverse tax consequences for any contract Owners.


OWNERSHIP STRUCTURE OF THE COMPANY

AGL is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

AGL is regulated for the benefit of policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

American International Group, Inc. (AIG) is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.


OPERATION OF THE COMPANY

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.

The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and living benefits on the Company's financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.

The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company's operations.


                                       72



THE SEPARATE ACCOUNT

Before December 31, 2012, Variable Annuity Account Five was a separate account of SunAmerica Annuity, originally established under Arizona law on July 8, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, Variable Annuity Account Five was transferred to and became a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.

You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.


THE GENERAL ACCOUNT

Obligations that are paid out of the Company's general account ("General Account") include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death and/or living benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.

The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the living benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a living benefit allocate their Purchase Payments in accordance with specified investment parameters.

CONTRACTS ISSUED ON OR PRIOR TO DECEMBER 29, 2006 WERE ISSUED WITH A GUARANTEE (THE "GUARANTEE") BY AMERICAN HOME ASSURANCE COMPANY (THE "GUARANTOR"). PLEASE SEE APPENDIX E FOR MORE INFORMATION.


FINANCIAL STATEMENTS

The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.


THE COMPANY AND SEPARATE ACCOUNT

The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. If your contract is covered by the Guarantee, financial statements of the Guarantor are also provided in relation to its ability to meet its obligations under the Guarantee; please see Appendix E for more information.


INSTRUCTIONS TO OBTAIN FINANCIAL STATEMENTS

The financial statements of the Company, Separate Account and Guarantor, if applicable, are available by requesting a free copy of the Statement of Additional Information by calling (800) 445-7862 or by using the request form on the last page of this prospectus.

We encourage both existing and prospective contract Owners to read and understand the financial statements.

You can also inspect and copy this information at SEC public facilities at the following locations:

WASHINGTON, DISTRICT OF COLUMBIA
100 F. Street, N.E., Room 1580
Washington, DC 20549

CHICAGO, ILLINOIS
175 W. Jackson Boulevard
Chicago, IL 60604

NEW YORK, NEW YORK
3 World Financial Center, Room 4300
New York, NY 10281

To obtain copies by mail, contact the Washington, D.C. location. After you pay the fees as prescribed by the rules and regulations of the SEC, the required documents are


                                       73



mailed. The Company will provide without charge to each person to whom this prospectus is delivered, upon written or oral request, a copy of the above documents. Requests for these documents should be directed to the Company's Annuity Service Center, as follows:

By Mail:
Annuity Service Center
P.O. Box 15570
Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862


ADMINISTRATION

We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.

We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan or a salary reduction arrangement, may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error. If you fail to notify our Annuity Service Center of any mistakes or inaccuracy within 30 days of receiving the transaction confirmation or quarterly statement, we will deem you to have ratified the transaction.


BUSINESS DISRUPTION AND CYBER SECURITY RISKS

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate Accumulation Unit Values ("AUVs"), cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2018, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.


REGISTRATION STATEMENTS

Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, if your contract is covered by the Guarantee, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.


                                       74

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Additional information concerning the operations of the Separate Account is contained in the Statement of Additional Information, which is available without charge upon written request. Please use the request form at the back of this prospectus and send it to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862. The table of contents of the SAI is listed below.

Separate Account and the Company

General Account

Master-Feeder Structure

Performance Data

Annuity Income Payments

Annuity Unit Values

Taxes

Broker-Dealer Firms Receiving Revenue Sharing Payments

Distribution of Contracts

Financial Statements

                                       75

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                  APPENDIX A - CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIER PORTFOLIOS


                                                   FISCAL      FISCAL         FISCAL
                                                    YEAR        YEAR           YEAR
                                                   ENDED       ENDED          ENDED
VARIABLE PORTFOLIO                                4/30/08     4/30/09        4/30/10
================================================ ========= ============= ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds(R) Global Growth (formerly American Funds Global Growth SAST)
(Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$11.748    (a)$7.626
                                                 (b)N/A    (b)N/A        (b)$7.687
 Ending AUV..................................... (a)N/A    (a)$7.626     (a)$10.433
                                                 (b)N/A    (b)N/A        (b)$10.183
 Ending Number of AUs........................... (a)N/A    (a)224,235    (a)357,505
                                                 (b)N/A    (b)N/A        (b)156

-------------------------------------------------
SA American Funds(R) Growth (formerly American Funds Growth SAST) (Inception Date:
05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$11.139    (a)$6.837
                                                 (b)N/A    (b)N/A        (b)$6.776
 Ending AUV..................................... (a)N/A    (a)$6.837     (a)$9.405
                                                 (b)N/A    (b)N/A        (b)$9.177
 Ending Number of AUs........................... (a)N/A    (a)125,432    (a)188,378
                                                 (b)N/A    (b)N/A        (b)2,175

-------------------------------------------------
SA American Funds(R) Growth-Income (formerly American Funds Growth-Income SAST)
(Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.694    (a)$6.862
                                                 (b)N/A    (b)N/A        (b)$6.804
 Ending AUV..................................... (a)N/A    (a)$6.862     (a)$9.120
                                                 (b)N/A    (b)N/A        (b)$8.898
 Ending Number of AUs........................... (a)N/A    (a)163,350    (a)262,321
                                                 (b)N/A    (b)N/A        (b)658

-------------------------------------------------
SA VCP Dynamic Allocation (formerly SunAmerica Dynamic Allocation Portfolio) (Inception
Date: 05/01/13)
 Beginning AUV.................................. (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A
 Ending AUV..................................... (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A
 Ending Number of AUs........................... (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A

-------------------------------------------------
SA VCP Dynamic Strategy (formerly SunAmerica Dynamic Strategy Portfolio) (Inception Date:
05/01/13)
 Beginning AUV.................................. (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A
 Ending AUV..................................... (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A
 Ending Number of AUs........................... (a)N/A    (a)N/A        (a)N/A
                                                 (b)N/A    (b)N/A        (b)N/A

-------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$6.096
                                                 (b)N/A    (b)N/A        (b)$6.096
 Ending AUV..................................... (a)N/A    (a)$6.096     (a)$8.552
                                                 (b)N/A    (b)N/A        (b)$8.449
 Ending Number of AUs........................... (a)N/A    (a)187,701    (a)287,137
                                                 (b)N/A    (b)N/A        (b)2,411

-------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$5.678
                                                 (b)N/A    (b)N/A        (b)$5.771
 Ending AUV..................................... (a)N/A    (a)$5.678     (a)$8.078
                                                 (b)N/A    (b)N/A        (b)$7.983
 Ending Number of AUs........................... (a)N/A    (a)315,028    (a)424,112
                                                 (b)N/A    (b)N/A        (b)273

-------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$9.775
                                                 (b)N/A    (b)N/A        (b)$9.788
 Ending AUV..................................... (a)N/A    (a)$9.775     (a)$11.128
                                                 (b)N/A    (b)N/A        (b)$10.885
 Ending Number of AUs........................... (a)N/A    (a)716,371    (a)1,046,257
                                                 (b)N/A    (b)N/A        (b)651

-------------------------------------------------



                                                      FISCAL          FISCAL          FISCAL          FISCAL
                                                       YEAR            YEAR            YEAR            YEAR          8 MONTHS
                                                      ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                   4/30/11         4/30/12         4/30/13         4/30/14         12/31/14
================================================ =============== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds(R) Global Growth (formerly American Funds Global Growth SAST) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$10.433      (a)$12.329      (a)$11.541      (a)$13.310      (a)$15.210
                                                 (b)$10.183      (b)$11.955      (b)$11.119      (b)$12.741      (b)$13.061
 Ending AUV..................................... (a)$12.329      (a)$11.541      (a)$13.310      (a)$15.210      (a)$15.699
                                                 (b)$11.955      (b)$11.119      (b)$12.741      (b)$13.061      (b)$14.865
 Ending Number of AUs........................... (a)348,252      (a)332,381      (a)297,700      (a)226,391      (a)187,572
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
SA American Funds(R) Growth (formerly American Funds Growth SAST) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$9.405       (a)$11.199      (a)$11.070      (a)$12.255      (a)$14.200
                                                 (b)$9.177       (b)$10.854      (b)$10.660      (b)$11.726      (b)$13.498
 Ending AUV..................................... (a)$11.199      (a)$11.070      (a)$12.255      (a)$14.200      (a)$15.333
                                                 (b)$10.854      (b)$10.660      (b)$11.726      (b)$13.498      (b)$14.512
 Ending Number of AUs........................... (a)193,395      (a)178,096      (a)161,950      (a)123,350      (a)102,666
                                                 (b)1,093        (b)1,175        (b)1,130        (b)1,066        (b)1,000

-------------------------------------------------
SA American Funds(R) Growth-Income (formerly American Funds Growth-Income SAST) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$9.120       (a)$10.194      (a)$10.192      (a)$11.820      (a)$14.114
                                                 (b)$8.898       (b)$9.885       (b)$9.819       (b)$11.315      (b)$13.423
 Ending AUV..................................... (a)$10.194      (a)$10.192      (a)$11.820      (a)$14.114      (a)$15.201
                                                 (b)$9.885       (b)$9.819       (b)$11.315      (b)$13.423      (b)$14.394
 Ending Number of AUs........................... (a)263,666      (a)250,888      (a)224,427      (a)171,488      (a)165,298
                                                 (b)1,207        (b)1,275        (b)1,168        (b)1,085        (b)1,009

-------------------------------------------------
SA VCP Dynamic Allocation (formerly SunAmerica Dynamic Allocation Portfolio) (Inception Date: 05/01/13)
 Beginning AUV.................................. (a)N/A          (a)N/A          (a)N/A          (a)N/A          (a)$12.055
                                                 (b)N/A          (b)N/A          (b)N/A          (b)N/A          (b)$12.096
 Ending AUV..................................... (a)N/A          (a)N/A          (a)N/A          (a)$12.055      (a)$12.458
                                                 (b)N/A          (b)N/A          (b)N/A          (b)$12.096      (b)$12.513
 Ending Number of AUs........................... (a)N/A          (a)N/A          (a)N/A          (a)1,078,867    (a)1,246,786
                                                 (b)N/A          (b)N/A          (b)N/A          (b)1,388,797    (b)1,638,238

-------------------------------------------------
SA VCP Dynamic Strategy (formerly SunAmerica Dynamic Strategy Portfolio) (Inception Date: 05/01/13)
 Beginning AUV.................................. (a)N/A          (a)N/A          (a)N/A          (a)$--          (a)$11.999
                                                 (b)N/A          (b)N/A          (b)N/A          (b)$--          (b)$12.031
 Ending AUV..................................... (a)N/A          (a)N/A          (a)N/A          (a)$11.999      (a)$12.381
                                                 (b)N/A          (b)N/A          (b)N/A          (b)$12.031      (b)$12.426
 Ending Number of AUs........................... (a)N/A          (a)N/A          (a)N/A          (a)1,079,347    (a)1,201,328
                                                 (b)N/A          (b)N/A          (b)N/A          (b)1,270,642    (b)1,498,654

-------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$8.552       (a)$10.036      (a)$9.920       (a)$11.055      (a)$13.175
                                                 (b)$8.449       (b)$9.852       (b)$9.671       (b)$10.704      (b)$12.675
 Ending AUV..................................... (a)$10.036      (a)$9.920       (a)$11.055      (a)$13.175      (a)$14.386
                                                 (b)$9.852       (b)$9.671       (b)$10.704      (b)$12.675      (b)$13.779
 Ending Number of AUs........................... (a)293,129      (a)293,121      (a)247,376      (a)209,933      (a)169,021
                                                 (b)1,212        (b)1,281        (b)1,220        (b)1,141        (b)1,054

-------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$8.078       (a)$9.214       (a)$9.149       (a)$10.909      (a)$12.549
                                                 (b)$7.983       (b)$9.100       (b)$9.060       (b)$10.506      (b)$10.663
 Ending AUV..................................... (a)$9.214       (a)$9.149       (a)$10.909      (a)$12.549      (a)$13.042
                                                 (b)$9.100       (b)$9.060       (b)$10.506      (b)$10.663      (b)$12.425
 Ending Number of AUs........................... (a)385,348      (a)352,515      (a)313,894      (a)221,905      (a)206,432
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$11.128      (a)$11.651      (a)$12.275      (a)$12.660      (a)$12.448
                                                 (b)$10.885      (b)$11.303      (b)$11.794      (b)$12.029      (b)$11.987
 Ending AUV..................................... (a)$11.651      (a)$12.275      (a)$12.660      (a)$12.448      (a)$12.664
                                                 (b)$11.303      (b)$11.794      (b)$12.029      (b)$11.987      (b)$11.903
 Ending Number of AUs........................... (a)1,099,364    (a)1,060,727    (a)1,062,606    (a)792,012      (a)703,372
                                                 (b)0            (b)0            (b)0            (b)0            (b)0

-------------------------------------------------



                                                      FISCAL          FISCAL         FISCAL
                                                       YEAR            YEAR           YEAR
                                                      ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                                   12/31/15        12/31/16       12/31/17
================================================ =============== =============== ==============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA American Funds(R) Global Growth (formerly American Funds Global Growth SAST) (Inception Date:
05/01/08)
 Beginning AUV.................................. (a)$15.699      (a)$16.512      (a)$16.338
                                                 (b)$14.865      (b)$15.534      (b)$15.271
 Ending AUV..................................... (a)$16.512      (a)$16.338      (a)$21.122
                                                 (b)$15.534      (b)$15.271      (b)$19.616
 Ending Number of AUs........................... (a)156,485      (a)129,720      (a)96,564
                                                 (b)0            (b)0            (b)0

-------------------------------------------------
SA American Funds(R) Growth (formerly American Funds Growth SAST) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$15.333      (a)$16.109      (a)$17.344
                                                 (b)$14.512      (b)$15.148      (b)$16.204
 Ending AUV..................................... (a)$16.109      (a)$17.344      (a)$21.882
                                                 (b)$15.148      (b)$16.204      (b)$20.311
 Ending Number of AUs........................... (a)79,720       (a)71,537       (a)52,325
                                                 (b)884          (b)835          (b)743

-------------------------------------------------
SA American Funds(R) Growth-Income (formerly American Funds Growth-Income SAST) (Inception Date:
05/01/08)
 Beginning AUV.................................. (a)$15.201      (a)$15.164      (a)$16.630
                                                 (b)$14.394      (b)$14.266      (b)$15.544
 Ending AUV..................................... (a)$15.164      (a)$16.630      (a)$20.012
                                                 (b)$14.266      (b)$15.544      (b)$18.584
 Ending Number of AUs........................... (a)148,602      (a)123,485      (a)97,805
                                                 (b)938          (b)870          (b)812

-------------------------------------------------
SA VCP Dynamic Allocation (formerly SunAmerica Dynamic Allocation Portfolio) (Inception Date:
05/01/13)
 Beginning AUV.................................. (a)$12.458      (a)$11.634      (a)$11.972
                                                 (b)$12.513      (b)$11.703      (b)$12.061
 Ending AUV..................................... (a)$11.634      (a)$11.972      (a)$14.266
                                                 (b)$11.703      (b)$12.061      (b)$13.639
 Ending Number of AUs........................... (a)1,217,827    (a)1,112,883    (a)1,249,895
                                                 (b)1,513,853    (b)1,329,634    (b)0

-------------------------------------------------
SA VCP Dynamic Strategy (formerly SunAmerica Dynamic Strategy Portfolio) (Inception Date:
05/01/13)
 Beginning AUV.................................. (a)$12.381      (a)$11.530      (a)$11.938
                                                 (b)$12.426      (b)$11.589      (b)$12.017
 Ending AUV..................................... (a)$11.530      (a)$11.938      (a)$14.026
                                                 (b)$11.589      (b)$12.017      (b)$13.486
 Ending Number of AUs........................... (a)1,159,999    (a)1,073,345    (a)1,200,616
                                                 (b)1,379,941    (b)1,268,868    (b)0

-------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS -- SERVICE CLASS 2 SHARES
Fidelity VIP Contrafund(R) (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$14.386      (a)$14.245      (a)$15.133
                                                 (b)$13.779      (b)$13.555      (b)$14.308
 Ending AUV..................................... (a)$14.245      (a)$15.133      (a)$18.145
                                                 (b)$13.555      (b)$14.308      (b)$17.698
 Ending Number of AUs........................... (a)147,696      (a)109,404      (a)81,806
                                                 (b)988          (b)945          (b)29,990

-------------------------------------------------
Fidelity VIP Equity-Income (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$13.042      (a)$12.315      (a)$14.295
                                                 (b)$12.425      (b)$11.657      (b)$13.443
 Ending AUV..................................... (a)$12.315      (a)$14.295      (a)$15.880
                                                 (b)$11.657      (b)$13.443      (b)$15.503
 Ending Number of AUs........................... (a)179,715      (a)144,206      (a)127,378
                                                 (b)0            (b)0            (b)7,131

-------------------------------------------------
Fidelity VIP Investment Grade Bond (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$12.664      (a)$12.382      (a)$12.757
                                                 (b)$11.903      (b)$11.562      (b)$11.836
 Ending AUV..................................... (a)$12.382      (a)$12.757      (a)$13.082
                                                 (b)$11.562      (b)$11.836      (b)$12.769
 Ending Number of AUs........................... (a)589,890      (a)562,308      (a)492,684
                                                 (b)0            (b)0            (b)27,557

-------------------------------------------------

        AUV - Accumulation Unit Value

        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-1


                                                   FISCAL      FISCAL        FISCAL         FISCAL        FISCAL
                                                    YEAR        YEAR          YEAR           YEAR          YEAR
                                                   ENDED       ENDED          ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                4/30/08     4/30/09        4/30/10       4/30/11       4/30/12
================================================ ========= ============= ============== ============= =============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$6.656      (a)$9.552     (a)$11.665
                                                 (b)N/A    (b)N/A        (b)$6.592      (b)$9.423     (b)$11.269
 Ending AUV..................................... (a)N/A    (a)$6.656     (a)$9.552      (a)$11.665    (a)$10.744
                                                 (b)N/A    (b)N/A        (b)$9.423      (b)$11.269    (b)$9.986
 Ending Number of AUs........................... (a)N/A    (a)437,573    (a)645,426     (a)597,318    (a)557,843
                                                 (b)N/A    (b)N/A        (b)445         (b)0          (b)0

-------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$5.424      (a)$7.183     (a)$8.862
                                                 (b)N/A    (b)N/A        (b)$5.599      (b)$7.102     (b)$8.759
 Ending AUV..................................... (a)N/A    (a)$5.424     (a)$7.183      (a)$8.862     (a)$7.481
                                                 (b)N/A    (b)N/A        (b)$7.102      (b)$8.759     (b)$7.404
 Ending Number of AUs........................... (a)N/A    (a)331,182    (a)469,350     (a)442,305    (a)433,913
                                                 (b)N/A    (b)N/A        (b)248         (b)0          (b)0

-------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$6.560      (a)$8.923     (a)$10.398
                                                 (b)N/A    (b)N/A        (b)$6.404      (b)$8.739     (b)$10.099
 Ending AUV..................................... (a)N/A    (a)$6.560     (a)$8.923      (a)$10.398    (a)$11.426
                                                 (b)N/A    (b)N/A        (b)$8.739      (b)$10.099    (b)$11.059
 Ending Number of AUs........................... (a)N/A    (a)75,477     (a)117,888     (a)126,566    (a)186,388
                                                 (b)N/A    (b)N/A        (b)110         (b)0          (b)0

-------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)N/A    (a)$10.000    (a)$6.209      (a)$8.799     (a)$9.789
                                                 (b)N/A    (b)N/A        (b)$6.232      (b)$8.655     (b)$9.565
 Ending AUV..................................... (a)N/A    (a)$6.209     (a)$8.799      (a)$9.789     (a)$9.732
                                                 (b)N/A    (b)N/A        (b)$8.655      (b)$9.565     (b)$9.450
 Ending Number of AUs........................... (a)N/A    (a)302,702    (a)388,582     (a)399,336    (a)376,337
                                                 (b)N/A    (b)N/A        (b)869         (b)1,240      (b)1,312

-------------------------------------------------



                                                     FISCAL        FISCAL                      FISCAL        FISCAL
                                                      YEAR          YEAR        8 MONTHS        YEAR          YEAR
                                                     ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                                  4/30/13       4/30/14       12/31/14      12/31/15      12/31/16
================================================ ============= ============= ============= ============= =============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$10.744    (a)$11.949    (a)$14.378    (a)$15.211    (a)$14.755
                                                 (b)$9.986     (b)$10.431    (b)$10.716    (b)$13.136    (b)$12.660
 Ending AUV..................................... (a)$11.949    (a)$14.378    (a)$15.211    (a)$14.755    (a)$16.286
                                                 (b)$10.431    (b)$10.716    (b)$13.136    (b)$12.660    (b)$13.882
 Ending Number of AUs........................... (a)499,257    (a)353,536    (a)305,044    (a)249,630    (a)205,305
                                                 (b)0          (b)0          (b)0          (b)0          (b)0

-------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$7.481     (a)$8.480     (a)$9.622     (a)$9.086     (a)$9.255
                                                 (b)$7.404     (b)$8.408     (b)$8.613     (b)$8.911     (b)$9.018
 Ending AUV..................................... (a)$8.480     (a)$9.622     (a)$9.086     (a)$9.255     (a)$8.645
                                                 (b)$8.408     (b)$8.613     (b)$8.911     (b)$9.018     (b)$8.370
 Ending Number of AUs........................... (a)398,108    (a)270,391    (a)253,068    (a)202,905    (a)190,172
                                                 (b)0          (b)0          (b)0          (b)0          (b)0

-------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$11.426    (a)$12.253    (a)$15.041    (a)$16.760    (a)$18.311
                                                 (b)$11.059    (b)$11.888    (b)$12.237    (b)$16.085    (b)$17.460
 Ending AUV..................................... (a)$12.253    (a)$15.041    (a)$16.760    (a)$18.311    (a)$18.154
                                                 (b)$11.888    (b)$12.237    (b)$16.085    (b)$17.460    (b)$17.198
 Ending Number of AUs........................... (a)161,095    (a)133,639    (a)106,353    (a)94,815     (a)79,301
                                                 (b)0          (b)0          (b)0          (b)0          (b)0

-------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$9.732     (a)$11.497    (a)$13.288    (a)$13.791    (a)$12.633
                                                 (b)$9.450     (b)$11.092    (b)$12.736    (b)$13.161    (b)$11.978
 Ending AUV..................................... (a)$11.497    (a)$13.288    (a)$13.791    (a)$12.633    (a)$14.807
                                                 (b)$11.092    (b)$12.736    (b)$13.161    (b)$11.978    (b)$13.948
 Ending Number of AUs........................... (a)367,320    (a)285,587    (a)252,976    (a)219,384    (a)156,057
                                                 (b)1,183      (b)1,150      (b)1,103      (b)1,118      (b)970

-------------------------------------------------



                                                    FISCAL
                                                     YEAR
                                                     ENDED
VARIABLE PORTFOLIO                                 12/31/17
================================================ ============
Fidelity VIP Mid Cap (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$16.286
                                                 (b)$13.882
 Ending AUV..................................... (a)$19.358
                                                 (b)$18.904
 Ending Number of AUs........................... (a)153,890
                                                 (b)21,473

-------------------------------------------------
Fidelity VIP Overseas (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$8.645
                                                 (b)$8.370
 Ending AUV..................................... (a)$11.082
                                                 (b)$10.809
 Ending Number of AUs........................... (a)141,336
                                                 (b)13,552

-------------------------------------------------
T. ROWE PRICE EQUITY SERIES, INC. -- CLASS 2 SHARES
T. Rowe Price Blue Chip Growth II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$18.154
                                                 (b)$17.198
 Ending AUV..................................... (a)$24.316
                                                 (b)$23.742
 Ending Number of AUs........................... (a)62,348
                                                 (b)21,772

-------------------------------------------------
T. Rowe Price Equity Income II (Inception Date: 05/01/08)
 Beginning AUV.................................. (a)$14.807
                                                 (b)$13.948
 Ending AUV..................................... (a)$16.898
                                                 (b)$16.469
 Ending Number of AUs........................... (a)126,214
                                                 (b)30,702

-------------------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-2

SELECT PORTFOLIOS


                                   FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                    YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                4/30/08         4/30/09         4/30/10         4/30/11         4/30/12
============================= =============== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA DFA Ultra Short Bond (formerly Ultra Short Bond Portfolio) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$11.072      (a)$11.247      (a)$11.122      (a)$10.928      (a)$10.719
                              (b)N/A          (b)N/A          (b)$10.626      (b)$10.279      (b)$9.898
 Ending AUV.................. (a)$11.247      (a)$11.122      (a)$10.928      (a)$10.719      (a)$10.506
                              (b)N/A          (b)N/A          (b)$10.279      (b)$9.898       (b)$9.548
 Ending Number of AUs........ (a)1,970,405    (a)2,799,589    (a)1,655,703    (a)1,526,174    (a)1,229,948
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Multi-Managed Diversified Fixed Income (formerly Diversified Fixed Income) (Inception Date: (a) 11/17/03
(b) 5/13/09)
 Beginning AUV............... (a)$12.386      (a)$12.923      (a)$12.743      (a)$13.791      (a)$14.429
                              (b)N/A          (b)N/A          (b)$12.245      (b)$12.924      (b)$13.356
 Ending AUV.................. (a)$12.923      (a)$12.743      (a)$13.791      (a)$14.429      (a)$15.216
                              (b)N/A          (b)N/A          (b)$12.924      (b)$13.356      (b)$13.936
 Ending Number of AUs........ (a)1,862,379    (a)1,703,409    (a)1,499,237    (a)1,334,391    (a)1,041,446
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed International Equity (formerly International Equity) (Inception Date: (a) 11/17/03 (b)
5/13/09)
 Beginning AUV............... (a)$13.013      (a)$12.578      (a)$6.992       (a)$9.252       (a)$10.823
                              (b)N/A          (b)N/A          (b)$6.985       (b)$8.838       (b)$10.274
 Ending AUV.................. (a)$12.578      (a)$6.992       (a)$9.252       (a)$10.823      (a)$9.313
                              (b)N/A          (b)N/A          (b)$8.838       (b)$10.274      (b)$8.783
 Ending Number of AUs........ (a)2,626,433    (a)2,097,427    (a)2,045,471    (a)1,694,620    (a)1,318,843
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed Large Cap Growth (formerly Large Cap Growth) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$10.339      (a)$10.971      (a)$7.054       (a)$9.363       (a)$10.559
                              (b)N/A          (b)N/A          (b)$6.750       (b)$8.857       (b)$9.828
 Ending AUV.................. (a)$10.971      (a)$7.054       (a)$9.363       (a)$10.559      (a)$11.015
                              (b)N/A          (b)N/A          (b)$8.857       (b)$9.828       (b)$10.197
 Ending Number of AUs........ (a)2,197,613    (a)1,629,965    (a)1,539,531    (a)1,619,009    (a)1,264,183
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed Large Cap Value (formerly Large Cap Value) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$16.630      (a)$15.389      (a)$9.821       (a)$13.819      (a)$15.589
                              (b)N/A          (b)N/A          (b)$9.626       (b)$13.183      (b)$14.797
 Ending AUV.................. (a)$15.389      (a)$9.821       (a)$13.819      (a)$15.589      (a)$15.338
                              (b)N/A          (b)N/A          (b)$13.183      (b)$14.797      (b)$14.511
 Ending Number of AUs........ (a)1,530,605    (a)1,241,544    (a)1,144,420    (a)913,974      (a)751,425
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed Mid Cap Growth (formerly Mid Cap Growth) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$19.634      (a)$19.547      (a)$12.407      (a)$17.871      (a)$22.474
                              (b)N/A          (b)N/A          (b)$11.665      (b)$17.033      (b)$21.295
 Ending AUV.................. (a)$19.547      (a)$12.407      (a)$17.871      (a)$22.474      (a)$21.533
                              (b)N/A          (b)N/A          (b)$17.033      (b)$21.295      (b)$20.343
 Ending Number of AUs........ (a)1,062,082    (a)870,588      (a)810,304      (a)657,149      (a)539,351
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed Mid Cap Value (formerly Mid Cap Value) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$27.511      (a)$23.983      (a)$15.124      (a)$22.158      (a)$26.337
                              (b)N/A          (b)N/A          (b)$14.200      (b)$21.012      (b)$24.798
 Ending AUV.................. (a)$23.983      (a)$15.124      (a)$22.158      (a)$26.337      (a)$25.025
                              (b)N/A          (b)N/A          (b)$21.012      (b)$24.798      (b)$23.448
 Ending Number of AUs........ (a)1,017,911    (a)849,541      (a)783,240      (a)628,717      (a)524,685
                              (b)N/A          (b)N/A          (b)0            (b)0            (b)0

------------------------------
SA Multi-Managed Small Cap (formerly Small Cap) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$13.785      (a)$11.484      (a)$7.949       (a)$11.672      (a)$14.005
                              (b)N/A          (b)N/A          (b)$7.521       (b)$11.174      (b)$13.324
 Ending AUV.................. (a)$11.484      (a)$7.949       (a)$11.672      (a)$14.005      (a)$13.176
                              (b)N/A          (b)N/A          (b)$11.174      (b)$13.324      (b)$12.456
 Ending Number of AUs........ (a)1,543,423    (a)1,294,024    (a)1,276,790    (a)993,022      (a)761,481
                              (b)N/A          (b)N/A          (b)442          (b)895          (b)995

------------------------------
SA Wellington Real Return (formerly Real Return) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............... (a)$10.985      (a)$10.923      (a)$9.733       (a)$11.413      (a)$11.777
                              (b)N/A          (b)N/A          (b)$9.559       (b)$10.943      (b)$11.221
 Ending AUV.................. (a)$10.923      (a)$9.733       (a)$11.413      (a)$11.777      (a)$12.171
                              (b)N/A          (b)N/A          (b)$10.943      (b)$11.221      (b)$11.519
 Ending Number of AUs........ (a)537,007      (a)607,700      (a)691,039      (a)622,236      (a)578,737
                              (b)N/A          (b)N/A          (b)1,511        (b)698          (b)727

------------------------------



                                   FISCAL         FISCAL                      FISCAL        FISCAL       FISCAL
                                    YEAR           YEAR        8 MONTHS        YEAR          YEAR         YEAR
                                   ENDED          ENDED         ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                4/30/13        4/30/14       12/31/14      12/31/15      12/31/16     12/31/17
============================= =============== ============= ============= ============= ============= ============
SUNAMERICA SERIES TRUST -- CLASS 3 SHARES
SA DFA Ultra Short Bond (formerly Ultra Short Bond Portfolio) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$10.506      (a)$10.300    (a)$10.102    (a)$9.973     (a)$9.849     (a)$9.679
                              (b)$9.548       (b)$9.325     (b)$9.321     (b)$8.932     (b)$9.797     (b)$9.565
 Ending AUV.................. (a)$10.300      (a)$10.102    (a)$9.973     (a)$9.849     (a)$9.679     (a)$9.590
                              (b)$9.325       (b)$9.321     (b)$8.932     (b)$9.797     (b)$9.565     (b)$9.415
 Ending Number of AUs........ (a)992,989      (a)665,673    (a)602,074    (a)467,775    (a)489,288    (a)336,851
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Multi-Managed Diversified Fixed Income (formerly Diversified Fixed Income) (Inception Date: (a) 11/17/03 (b)
5/13/09)
 Beginning AUV............... (a)$15.216      (a)$15.642    (a)$15.185    (a)$15.367    (a)$15.073    (a)$15.339
                              (b)$13.936      (b)$14.160    (b)$14.114    (b)$13.761    (b)$13.410    (b)$13.558
 Ending AUV.................. (a)$15.642      (a)$15.185    (a)$15.367    (a)$15.073    (a)$15.339    (a)$15.690
                              (b)$14.160      (b)$14.114    (b)$13.761    (b)$13.410    (b)$13.558    (b)$13.780
 Ending Number of AUs........ (a)855,198      (a)677,758    (a)562,896    (a)448,160    (a)352,955    (a)301,474
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed International Equity (formerly International Equity) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$9.313       (a)$10.505    (a)$11.455    (a)$10.608    (a)$10.136    (a)$9.962
                              (b)$8.783       (b)$9.844     (b)$10.042    (b)$9.833     (b)$9.334     (b)$9.115
 Ending AUV.................. (a)$10.505      (a)$11.455    (a)$10.608    (a)$10.136    (a)$9.962     (a)$12.418
                              (b)$9.844       (b)$10.042    (b)$9.833     (b)$9.334     (b)$9.115     (b)$11.289
 Ending Number of AUs........ (a)1,082,925    (a)898,855    (a)811,146    (a)668,405    (a)542,554    (a)447,247
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed Large Cap Growth (formerly Large Cap Growth) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$11.015      (a)$12.202    (a)$14.378    (a)$16.081    (a)$16.540    (a)$16.777
                              (b)$10.197      (b)$11.315    (b)$11.627    (b)$14.751    (b)$15.074    (b)$15.191
 Ending AUV.................. (a)$12.202      (a)$14.378    (a)$16.081    (a)$16.540    (a)$16.777    (a)$21.074
                              (b)$11.315      (b)$11.627    (b)$14.751    (b)$15.074    (b)$15.191    (b)$18.959
 Ending Number of AUs........ (a)1,009,333    (a)778,972    (a)656,946    (a)487,255    (a)361,787    (a)295,900
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed Large Cap Value (formerly Large Cap Value) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$15.338      (a)$17.931    (a)$20.811    (a)$22.020    (a)$20.612    (a)$23.332
                              (b)$14.511      (b)$16.945    (b)$17.297    (b)$20.584    (b)$19.143    (b)$21.529
 Ending AUV.................. (a)$17.931      (a)$20.811    (a)$22.020    (a)$20.612    (a)$23.332    (a)$26.236
                              (b)$16.945      (b)$17.297    (b)$20.584    (b)$19.143    (b)$21.529    (b)$24.052
 Ending Number of AUs........ (a)588,733      (a)485,236    (a)402,777    (a)321,609    (a)236,244    (a)198,058
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed Mid Cap Growth (formerly Mid Cap Growth) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$21.533      (a)$23.909    (a)$28.006    (a)$30.689    (a)$30.296    (a)$31.224
                              (b)$20.343      (b)$22.583    (b)$23.147    (b)$28.673    (b)$28.123    (b)$28.797
 Ending AUV.................. (a)$23.909      (a)$28.006    (a)$30.689    (a)$30.296    (a)$31.224    (a)$38.795
                              (b)$22.583      (b)$23.147    (b)$28.673    (b)$28.123    (b)$28.797    (b)$35.549
 Ending Number of AUs........ (a)416,862      (a)314,066    (a)259,409    (a)206,089    (a)163,115    (a)133,635
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed Mid Cap Value (formerly Mid Cap Value) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$25.025      (a)$29.498    (a)$34.820    (a)$37.338    (a)$34.597    (a)$39.494
                              (b)$23.448      (b)$27.546    (b)$28.143    (b)$34.490    (b)$31.752    (b)$36.012
 Ending AUV.................. (a)$29.498      (a)$34.820    (a)$37.338    (a)$34.597    (a)$39.494    (a)$43.856
                              (b)$27.546      (b)$28.143    (b)$34.490    (b)$31.752    (b)$36.012    (b)$39.731
 Ending Number of AUs........ (a)418,720      (a)337,337    (a)287,342    (a)239,491    (a)181,987    (a)145,188
                              (b)0            (b)0          (b)0          (b)0          (b)0          (b)0

------------------------------
SA Multi-Managed Small Cap (formerly Small Cap) (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$13.176      (a)$14.391    (a)$17.214    (a)$18.129    (a)$16.824    (a)$19.680
                              (b)$12.456      (b)$13.516    (b)$16.063    (b)$16.843    (b)$15.530    (b)$18.048
 Ending AUV.................. (a)$14.391      (a)$17.214    (a)$18.129    (a)$16.824    (a)$19.680    (a)$21.393
                              (b)$13.516      (b)$16.063    (b)$16.843    (b)$15.530    (b)$18.048    (b)$19.493
 Ending Number of AUs........ (a)618,311      (a)491,169    (a)408,001    (a)294,532    (a)237,860    (a)205,716
                              (b)954          (b)874        (b)862        (b)862        (b)749        (b)774

------------------------------
SA Wellington Real Return (formerly Real Return) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............... (a)$12.171      (a)$12.303    (a)$11.631    (a)$11.527    (a)$11.213    (a)$11.466
                              (b)$11.519      (b)$11.571    (b)$10.868    (b)$10.724    (b)$10.364    (b)$10.530
 Ending AUV.................. (a)$12.303      (a)$11.631    (a)$11.527    (a)$11.213    (a)$11.466    (a)$11.525
                              (b)$11.571      (b)$10.868    (b)$10.724    (b)$10.364    (b)$10.530    (b)$10.516
 Ending Number of AUs........ (a)463,717      (a)358,499    (a)268,862    (a)205,951    (a)168,295    (a)134,947
                              (b)744          (b)898        (b)902        (b)861        (b)856        (b)957

------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-3

FOCUSED PORTFOLIOS


                                   FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                    YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                4/30/08         4/30/09         4/30/10         4/30/11         4/30/12
============================= =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$8.339       (a)$8.776       (a)$5.558       (a)$7.738       (a)$10.051
                              (b)N/A          (b)N/A          (b)$5.271       (b)$7.329       (b)$9.447
 Ending AUV.................. (a)$8.776       (a)$5.558       (a)$7.738       (a)$10.051      (a)$9.732
                              (b)N/A          (b)N/A          (b)$7.329       (b)$9.447       (b)$9.088
 Ending Number of AUs........ (a)2,074,125    (a)1,662,300    (a)1,261,285    (a)2,644,347    (a)2,075,892
                              (b)N/A          (b)N/A          (b)0            (b)1,273        (b)1,422

------------------------------
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$19.517      (a)$17.941      (a)$12.223      (a)$16.212      (a)$18.333
                              (b)N/A          (b)N/A          (b)$11.859      (b)$15.396      (b)$17.305
 Ending AUV.................. (a)$17.941      (a)$12.223      (a)$16.212      (a)$18.333      (a)$16.461
                              (b)N/A          (b)N/A          (b)$15.396      (b)$17.305      (b)$15.466
 Ending Number of AUs........ (a)1,088,999    (a)844,747      (a)719,926      (a)608,545      (a)521,119
                              (b)N/A          (b)N/A          (b)922          (b)0            (b)0

------------------------------



                                   FISCAL          FISCAL                       FISCAL        FISCAL       FISCAL
                                    YEAR            YEAR         8 MONTHS        YEAR          YEAR         YEAR
                                   ENDED           ENDED          ENDED         ENDED         ENDED         ENDED
VARIABLE PORTFOLIO                4/30/13         4/30/14        12/31/14      12/31/15      12/31/16     12/31/17
============================= =============== =============== ============= ============= ============= ============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Columbia Focused Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$9.732       (a)$9.885       (a)$11.480    (a)$12.531    (a)$12.749    (a)$11.434
                              (b)$9.088       (b)$9.175       (b)$10.586    (b)$11.506    (b)$11.630    (b)$10.362
 Ending AUV.................. (a)$9.885       (a)$11.480      (a)$12.531    (a)$12.749    (a)$11.434    (a)$15.200
                              (b)$9.175       (b)$10.586      (b)$11.506    (b)$11.630    (b)$10.362    (b)$13.687
 Ending Number of AUs........ (a)1,567,393    (a)1,163,471    (a)981,430    (a)792,015    (a)714,248    (a)597,839
                              (b)1,456        (b)1,346        (b)1,262      (b)1,151      (b)1,306      (b)1,103

------------------------------
SA Columbia Focused Value (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV............... (a)$16.461      (a)$18.597      (a)$21.908    (a)$23.878    (a)$22.567    (a)$26.487
                              (b)$15.466      (b)$17.422      (b)$17.868    (b)$22.128    (b)$20.778    (b)$24.229
 Ending AUV.................. (a)$18.597      (a)$21.908      (a)$23.878    (a)$22.567    (a)$26.487    (a)$31.707
                              (b)$17.422      (b)$17.868      (b)$22.128    (b)$20.778    (b)$24.229    (b)$28.816
 Ending Number of AUs........ (a)390,685      (a)300,493      (a)258,095    (a)215,234    (a)184,471    (a)150,329
                              (b)0            (b)0            (b)0          (b)0          (b)0          (b)0

------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-4

MANAGED ALLOCATION PORTFOLIOS


                                FISCAL          FISCAL           FISCAL           FISCAL           FISCAL
                                 YEAR            YEAR             YEAR             YEAR             YEAR
                                ENDED            ENDED            ENDED            ENDED            ENDED
VARIABLE PORTFOLIO             4/30/08          4/30/09          4/30/10          4/30/11          4/30/12
========================== =============== ================ ================ ================ ================
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Allocation Balanced (formerly Allocation Balanced) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$11.622      (a)$11.450       (a)$8.893        (a)$11.045       (a)$12.133
                           (b)N/A          (b)N/A           (b)$8.696        (b)$10.594       (b)$11.562
 Ending AUV............... (a)$11.450      (a)$8.893        (a)$11.045       (a)$12.133       (a)$12.177
                           (b)N/A          (b)N/A           (b)$10.594       (b)$11.562       (b)$11.529
 Ending Number of AUs..... (a)3,131,396    (a)4,761,842     (a)5,055,572     (a)4,921,184     (a)4,886,391
                           (b)N/A          (b)N/A           (b)0             (b)0             (b)0

---------------------------
SA Allocation Growth (formerly Allocation Growth) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$12.826      (a)$12.157       (a)$7.696        (a)$10.554       (a)$12.168
                           (b)N/A          (b)N/A           (b)$7.586        (b)$10.226       (b)$11.712
 Ending AUV............... (a)$12.157      (a)$7.696        (a)$10.554       (a)$12.168       (a)$11.404
                           (b)N/A          (b)N/A           (b)$10.226       (b)$11.712       (b)$10.906
 Ending Number of AUs..... (a)5,243,308    (a)4,980,867     (a)4,339,324     (a)3,525,214     (a)3,049,374
                           (b)N/A          (b)N/A           (b)0             (b)0             (b)0

---------------------------
SA Allocation Moderate (formerly Allocation Moderate) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$12.041      (a)$11.713       (a)$8.498        (a)$10.943       (a)$12.209
                           (b)N/A          (b)N/A           (b)$8.333        (b)$10.537       (b)$11.680
 Ending AUV............... (a)$11.713      (a)$8.498        (a)$10.943       (a)$12.209       (a)$11.955
                           (b)N/A          (b)N/A           (b)$10.537       (b)$11.680       (b)$11.363
 Ending Number of AUs..... (a)4,990,197    (a)6,302,944     (a)6,134,679     (a)5,513,530     (a)4,914,155
                           (b)N/A          (b)N/A           (b)4,969         (b)943           (b)1,461

---------------------------
SA Allocation Moderate Growth (formerly Allocation Moderate Growth) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$12.418      (a)$11.929       (a)$8.094        (a)$10.633       (a)$11.995
                           (b)N/A          (b)N/A           (b)$7.962        (b)$10.275       (b)$11.516
 Ending AUV............... (a)$11.929      (a)$8.094        (a)$10.633       (a)$11.995       (a)$11.572
                           (b)N/A          (b)N/A           (b)$10.275       (b)$11.516       (b)$11.038
 Ending Number of AUs..... (a)9,703,959    (a)13,687,068    (a)13,903,229    (a)12,930,465    (a)11,486,647
                           (b)N/A          (b)N/A           (b)24,292        (b)27,715        (b)27,715

---------------------------



                                FISCAL           FISCAL                          FISCAL          FISCAL         FISCAL
                                 YEAR             YEAR          8 MONTHS          YEAR            YEAR           YEAR
                                 ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO              4/30/13         4/30/14         12/31/14        12/31/15        12/31/16       12/31/17
========================== ================ =============== =============== =============== =============== ==============
SEASONS SERIES TRUST -- CLASS 3 SHARES
SA Allocation Balanced (formerly Allocation Balanced) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$12.177       (a)$13.151      (a)$13.889      (a)$14.257      (a)$13.872      (a)$14.395
                           (b)$11.529       (b)$12.370      (b)$12.492      (b)$13.266      (b)$12.824      (b)$13.222
 Ending AUV............... (a)$13.151       (a)$13.889      (a)$14.257      (a)$13.872      (a)$14.395      (a)$15.690
                           (b)$12.370       (b)$12.492      (b)$13.266      (b)$12.824      (b)$13.222      (b)$14.318
 Ending Number of AUs..... (a)4,547,353     (a)3,684,997    (a)3,335,115    (a)2,564,280    (a)2,134,550    (a)1,598,050
                           (b)0             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------
SA Allocation Growth (formerly Allocation Growth) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$11.404       (a)$12.757      (a)$14.352      (a)$14.824      (a)$14.345      (a)$14.958
                           (b)$10.906       (b)$12.121      (b)$12.361      (b)$13.933      (b)$13.395      (b)$13.878
 Ending AUV............... (a)$12.757       (a)$14.352      (a)$14.824      (a)$14.345      (a)$14.958      (a)$17.380
                           (b)$12.121       (b)$12.361      (b)$13.933      (b)$13.395      (b)$13.878      (b)$16.021
 Ending Number of AUs..... (a)2,539,157     (a)2,108,604    (a)1,859,018    (a)1,492,337    (a)1,246,426    (a)1,076,296
                           (b)0             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------
SA Allocation Moderate (formerly Allocation Moderate) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$11.955       (a)$13.017      (a)$13.968      (a)$14.355      (a)$13.924      (a)$14.496
                           (b)$11.363       (b)$12.292      (b)$13.106      (b)$13.410      (b)$12.923      (b)$13.367
 Ending AUV............... (a)$13.017       (a)$13.968      (a)$14.355      (a)$13.924      (a)$14.496      (a)$16.194
                           (b)$12.292       (b)$13.106      (b)$13.410      (b)$12.923      (b)$13.367      (b)$14.836
 Ending Number of AUs..... (a)4,446,729     (a)3,600,305    (a)3,101,999    (a)2,591,951    (a)2,299,786    (a)1,985,902
                           (b)1,980         (b)1,509        (b)1,594        (b)1,949        (b)352          (b)0

---------------------------
SA Allocation Moderate Growth (formerly Allocation Moderate Growth) (Inception Date: (a) 2/14/05 (b) 5/13/09)
 Beginning AUV............ (a)$11.572       (a)$12.720      (a)$13.854      (a)$14.247      (a)$13.805      (a)$14.383
                           (b)$11.038       (b)$12.055      (b)$13.045      (b)$13.356      (b)$12.858      (b)$13.310
 Ending AUV............... (a)$12.720       (a)$13.854      (a)$14.247      (a)$13.805      (a)$14.383      (a)$16.332
                           (b)$12.055       (b)$13.045      (b)$13.356      (b)$12.858      (b)$13.310      (b)$15.015
 Ending Number of AUs..... (a)10,554,582    (a)8,154,995    (a)7,242,360    (a)6,368,175    (a)5,587,012    (a)4,585,791
                           (b)27,715        (b)27,715       (b)27,715       (b)27,715       (b)27,715       (b)27,715

---------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-5

SEASONS STRATEGIES


                                                  FISCAL          FISCAL          FISCAL
                                                   YEAR            YEAR            YEAR
                                                  ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                               4/30/08         4/30/09         4/30/10
============================================ =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$17.978      (a)$18.179      (a)$14.087
                                             (b)N/A          (b)N/A          (b)$13.619
 Ending AUV................................. (a)$18.179      (a)$14.087      (a)$18.050
                                             (b)N/A          (b)N/A          (b)$17.168
 Ending Number of AUs....................... (a)2,449,865    (a)1,959,322    (a)1,819,225
                                             (b)N/A          (b)N/A          (b)0

---------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$17.186      (a)$17.314      (a)$14.189
                                             (b)N/A          (b)N/A          (b)$13.727
 Ending AUV................................. (a)$17.314      (a)$14.189      (a)$17.840
                                             (b)N/A          (b)N/A          (b)$16.803
 Ending Number of AUs....................... (a)1,775,391    (a)1,642,066    (a)1,590,132
                                             (b)N/A          (b)N/A          (b)0

---------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$19.809      (a)$19.778      (a)$14.063
                                             (b)N/A          (b)N/A          (b)$13.522
 Ending AUV................................. (a)$19.778      (a)$14.063      (a)$18.745
                                             (b)N/A          (b)N/A          (b)$17.786
 Ending Number of AUs....................... (a)2,240,470    (a)1,952,642    (a)1,752,984
                                             (b)N/A          (b)N/A          (b)0

---------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$19.067      (a)$18.974      (a)$14.056
                                             (b)N/A          (b)N/A          (b)$13.561
 Ending AUV................................. (a)$18.974      (a)$14.056      (a)$18.471
                                             (b)N/A          (b)N/A          (b)$17.571
 Ending Number of AUs....................... (a)3,684,407    (a)3,143,400    (a)2,797,221
                                             (b)N/A          (b)N/A          (b)0

---------------------------------------------



                                                  FISCAL          FISCAL          FISCAL          FISCAL
                                                   YEAR            YEAR            YEAR            YEAR          8 MONTHS
                                                  ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                               4/30/11         4/30/12         4/30/13         4/30/14         12/31/14
============================================ =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$18.050      (a)$19.923      (a)$20.517      (a)$22.174      (a)$24.277
                                             (b)$17.168      (b)$18.875      (b)$19.306      (b)$20.625      (b)$20.912
 Ending AUV................................. (a)$19.923      (a)$20.517      (a)$22.174      (a)$24.277      (a)$25.707
                                             (b)$18.875      (b)$19.306      (b)$20.625      (b)$20.912      (b)$23.653
 Ending Number of AUs....................... (a)1,575,141    (a)1,311,138    (a)1,063,965    (a)885,957      (a)800,025
                                             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$17.840      (a)$19.412      (a)$20.062      (a)$21.525      (a)$22.998
                                             (b)$16.803      (b)$18.082      (b)$18.190      (b)$18.758      (b)$18.944
 Ending AUV................................. (a)$19.412      (a)$20.062      (a)$21.525      (a)$22.998      (a)$24.049
                                             (b)$18.082      (b)$18.190      (b)$18.758      (b)$18.944      (b)$20.732
 Ending Number of AUs....................... (a)1,356,982    (a)1,315,573    (a)1,041,998    (a)771,503      (a)663,828
                                             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$18.745      (a)$21.313      (a)$21.631      (a)$23.406      (a)$26.821
                                             (b)$17.786      (b)$20.153      (b)$20.253      (b)$21.551      (b)$22.013
 Ending AUV................................. (a)$21.313      (a)$21.631      (a)$23.406      (a)$26.821      (a)$29.031
                                             (b)$20.153      (b)$20.253      (b)$21.551      (b)$22.013      (b)$26.443
 Ending Number of AUs....................... (a)1,600,941    (a)1,242,524    (a)1,062,900    (a)980,013      (a)834,956
                                             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$18.471      (a)$20.726      (a)$21.077      (a)$22.740      (a)$25.592
                                             (b)$17.571      (b)$19.644      (b)$19.798      (b)$21.028      (b)$21.417
 Ending AUV................................. (a)$20.726      (a)$21.077      (a)$22.740      (a)$25.592      (a)$27.445
                                             (b)$19.644      (b)$19.798      (b)$21.028      (b)$21.417      (b)$25.105
 Ending Number of AUs....................... (a)2,487,770    (a)2,013,365    (a)1,704,450    (a)1,322,445    (a)1,187,188
                                             (b)0            (b)0            (b)0            (b)0            (b)0

---------------------------------------------



                                                  FISCAL         FISCAL       FISCAL
                                                   YEAR           YEAR         YEAR
                                                  ENDED          ENDED         ENDED
VARIABLE PORTFOLIO                               12/31/15       12/31/16     12/31/17
============================================ =============== ============= ============
SEASONS SERIES TRUST -- CLASS 3 SHARES
Balanced Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$25.707      (a)$25.981    (a)$26.622
                                             (b)$23.653      (b)$23.751    (b)$24.179
 Ending AUV................................. (a)$25.981      (a)$26.622    (a)$30.772
                                             (b)$23.751      (b)$24.179    (b)$27.768
 Ending Number of AUs....................... (a)669,008      (a)528,122    (a)389,944
                                             (b)0            (b)0          (b)0

---------------------------------------------
Conservative Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$24.049      (a)$24.072    (a)$24.782
                                             (b)$20.732      (b)$20.617    (b)$21.088
 Ending AUV................................. (a)$24.072      (a)$24.782    (a)$27.859
                                             (b)$20.617      (b)$21.088    (b)$23.554
 Ending Number of AUs....................... (a)627,546      (a)419,986    (a)361,060
                                             (b)0            (b)0          (b)0

---------------------------------------------
Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$29.031      (a)$29.566    (a)$30.550
                                             (b)$26.443      (b)$26.755    (b)$27.467
 Ending AUV................................. (a)$29.566      (a)$30.550    (a)$36.481
                                             (b)$26.755      (b)$27.467    (b)$32.588
 Ending Number of AUs....................... (a)702,115      (a)581,100    (a)472,966
                                             (b)0            (b)0          (b)0

---------------------------------------------
Moderate Growth (Inception Date: (a) 11/17/03 (b) 5/13/09)
 Beginning AUV.............................. (a)$27.445      (a)$27.751    (a)$28.788
                                             (b)$25.105      (b)$25.220    (b)$25.994
 Ending AUV................................. (a)$27.751      (a)$28.788    (a)$33.705
                                             (b)$25.220      (b)$25.994    (b)$30.237
 Ending Number of AUs....................... (a)1,006,019    (a)853,504    (a)700,351
                                             (b)0            (b)0          (b)0

---------------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b) Reflecting maximum Separate Account expenses with election of the optional Combination HV & Roll-Up death benefit


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.

                                      A-6

SELECT PORTFOLIOS


                                   FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                    YEAR            YEAR            YEAR            YEAR            YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                4/30/08         4/30/09         4/30/10         4/30/11         4/30/12
============================= =============== =============== =============== =============== ===============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
SA DFA Ultra Short Bond (formerly Ultra Short Bond Portfolio) (Inception Date: 3/26/99)
 Beginning AUV............... (a)$11.111      (a)$11.300      (a)$11.185      (a)$11.001      (a)$10.801
                              (b)$10.930      (b)$11.089      (b)$10.949      (b)$10.741      (b)$10.520
 Ending AUV.................. (a)$11.300      (a)$11.185      (a)$11.001      (a)$10.801      (a)$10.597
                              (b)$11.089      (b)$10.949      (b)$10.741      (b)$10.520      (b)$10.296
 Ending Number of AUs........ (a)1,614,214    (a)1,841,700    (a)965,233      (a)626,620      (a)397,793
                              (b)2,692,599    (b)3,173,466    (b)1,451,060    (b)816,197      (b)721,584

------------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Multi-Managed Diversified Fixed Income (formerly Diversified Fixed Income) (Inception Date: 3/10/99)
 Beginning AUV............... (a)$12.418      (a)$12.969      (a)$12.802      (a)$13.869      (a)$14.525
                              (b)$12.216      (b)$12.727      (b)$12.531      (b)$13.542      (b)$14.147
 Ending AUV.................. (a)$12.969      (a)$12.802      (a)$13.869      (a)$14.525      (a)$15.334
                              (b)$12.727      (b)$12.531      (b)$13.542      (b)$14.147      (b)$14.897
 Ending Number of AUs........ (a)2,292,110    (a)1,665,792    (a)1,452,667    (a)1,017,191    (a)777,308
                              (b)4,557,017    (b)3,232,718    (b)2,866,380    (b)2,272,862    (b)1,966,989

------------------------------
SA Multi-Managed International Equity (formerly International Equity) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$13.054      (a)$12.630      (a)$7.028       (a)$9.309       (a)$10.901
                              (b)$12.865      (b)$12.417      (b)$6.892       (b)$9.106       (b)$10.637
 Ending AUV.................. (a)$12.630      (a)$7.028       (a)$9.309       (a)$10.901      (a)$9.389
                              (b)$12.417      (b)$6.892       (b)$9.106       (b)$10.637      (b)$9.139
 Ending Number of AUs........ (a)2,563,402    (a)1,644,230    (a)1,196,850    (a)798,153      (a)635,033
                              (b)4,543,632    (b)3,075,454    (b)2,558,905    (b)2,041,775    (b)1,635,690

------------------------------
SA Multi-Managed Large Cap Growth (formerly Large Cap Growth) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$10.366      (a)$11.010      (a)$7.086       (a)$9.415       (a)$10.628
                              (b)$10.197      (b)$10.804      (b)$6.936       (b)$9.193       (b)$10.351
 Ending AUV.................. (a)$11.010      (a)$7.086       (a)$9.415       (a)$10.628      (a)$11.098
                              (b)$10.804      (b)$6.936       (b)$9.193       (b)$10.351      (b)$10.782
 Ending Number of AUs........ (a)1,587,170    (a)1,163,320    (a)1,046,003    (a)1,071,878    (a)759,843
                              (b)3,683,824    (b)2,811,120    (b)2,495,735    (b)2,624,981    (b)1,972,060

------------------------------
SA Multi-Managed Large Cap Value (formerly Large Cap Value) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$16.688      (a)$15.457      (a)$9.874       (a)$13.908      (a)$15.704
                              (b)$16.417      (b)$15.169      (b)$9.666       (b)$13.580      (b)$15.296
 Ending AUV.................. (a)$15.457      (a)$9.874       (a)$13.908      (a)$15.704      (a)$15.466
                              (b)$15.169      (b)$9.666       (b)$13.580      (b)$15.296      (b)$15.027
 Ending Number of AUs........ (a)1,506,263    (a)1,082,265    (a)914,433      (a)683,291      (a)500,481
                              (b)3,272,051    (b)2,407,696    (b)1,975,699    (b)1,661,515    (b)1,354,227

------------------------------
SA Multi-Managed Mid Cap Growth (formerly Mid Cap Growth) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$19.692      (a)$19.624      (a)$12.468      (a)$17.977      (a)$22.629
                              (b)$19.374      (b)$19.259      (b)$12.206      (b)$17.554      (b)$22.042
 Ending AUV.................. (a)$19.624      (a)$12.468      (a)$17.977      (a)$22.629      (a)$21.703
                              (b)$19.259      (b)$12.206      (b)$17.554      (b)$22.042      (b)$21.087
 Ending Number of AUs........ (a)985,100      (a)699,117      (a)565,741      (a)435,739      (a)308,040
                              (b)2,001,839    (b)1,508,677    (b)1,240,865    (b)1,029,352    (b)834,462

------------------------------
SA Multi-Managed Mid Cap Value (formerly Mid Cap Value) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$27.609      (a)$24.093      (a)$15.209      (a)$22.303      (a)$26.535
                              (b)$27.160      (b)$23.642      (b)$14.887      (b)$21.777      (b)$25.844
 Ending AUV.................. (a)$24.093      (a)$15.209      (a)$22.303      (a)$26.535      (a)$25.239
                              (b)$23.642      (b)$14.887      (b)$21.777      (b)$25.844      (b)$24.520
 Ending Number of AUs........ (a)873,599      (a)602,158      (a)484,246      (a)392,002      (a)296,779
                              (b)1,951,092    (b)1,410,138    (b)1,173,234    (b)1,016,522    (b)805,441

------------------------------
SA Multi-Managed Small Cap (formerly Small Cap) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$13.829      (a)$11.532      (a)$7.990       (a)$11.744      (a)$14.106
                              (b)$13.604      (b)$11.317      (b)$7.822       (b)$11.467      (b)$13.739
 Ending AUV.................. (a)$11.532      (a)$7.990       (a)$11.744      (a)$14.106      (a)$13.284
                              (b)$11.317      (b)$7.822       (b)$11.467      (b)$13.739      (b)$12.906
 Ending Number of AUs........ (a)1,039,564    (a)789,589      (a)732,913      (a)578,676      (a)467,143
                              (b)2,245,633    (b)1,696,765    (b)1,483,200    (b)1,158,520    (b)945,377

------------------------------



                                   FISCAL          FISCAL                          FISCAL          FISCAL        FISCAL
                                    YEAR            YEAR          8 MONTHS          YEAR            YEAR          YEAR
                                   ENDED           ENDED           ENDED           ENDED           ENDED          ENDED
VARIABLE PORTFOLIO                4/30/13         4/30/14         12/31/14        12/31/15        12/31/16      12/31/17
============================= =============== =============== =============== =============== =============== ============
SUNAMERICA SERIES TRUST -- CLASS 2 SHARES+
SA DFA Ultra Short Bond (formerly Ultra Short Bond Portfolio) (Inception Date: 3/26/99)
 Beginning AUV............... (a)$10.597      (a)$10.400      (a)$10.210      (a)$10.086      (a)$9.857       (a)$9.697
                              (b)$10.296      (b)$10.079      (b)$9.870       (b)$9.734       (b)$9.837       (b)$9.653
 Ending AUV.................. (a)$10.400      (a)$10.210      (a)$10.086      (a)$9.857       (a)$9.697       (a)$9.616
                              (b)$10.079      (b)$9.870       (b)$9.734       (b)$9.837       (b)$9.653       (b)$9.548
 Ending Number of AUs........ (a)247,232      (a)199,928      (a)175,270      (a)149,297      (a)143,801      (a)132,814
                              (b)538,928      (b)419,759      (b)330,585      (b)271,240      (b)270,299      (b)230,635

------------------------------
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Multi-Managed Diversified Fixed Income (formerly Diversified Fixed Income) (Inception Date: 3/10/99)
 Beginning AUV............... (a)$15.334      (a)$15.778      (a)$15.333      (a)$15.527      (a)$15.245      (a)$15.529
                              (b)$14.897      (b)$15.290      (b)$14.822      (b)$14.984      (b)$14.676      (b)$14.912
 Ending AUV.................. (a)$15.778      (a)$15.333      (a)$15.527      (a)$15.245      (a)$15.529      (a)$15.901
                              (b)$15.290      (b)$14.822      (b)$14.984      (b)$14.676      (b)$14.912      (b)$15.231
 Ending Number of AUs........ (a)599,088      (a)484,346      (a)418,651      (a)366,839      (a)280,089      (a)251,454
                              (b)1,699,400    (b)1,438,012    (b)1,360,084    (b)1,135,599    (b)978,569      (b)871,149

------------------------------
SA Multi-Managed International Equity (formerly International Equity) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$9.389       (a)$10.602      (a)$11.571      (a)$10.723      (a)$10.256      (a)$10.084
                              (b)$9.139       (b)$10.293      (b)$11.207      (b)$10.368      (b)$9.891       (b)$9.701
 Ending AUV.................. (a)$10.602      (a)$11.571      (a)$10.723      (a)$10.256      (a)$10.084      (a)$12.591
                              (b)$10.293      (b)$11.207      (b)$10.368      (b)$9.891       (b)$9.701       (b)$12.083
 Ending Number of AUs........ (a)465,374      (a)402,742      (a)350,882      (a)297,430      (a)243,718      (a)252,012
                              (b)1,325,335    (b)1,235,523    (b)1,171,140    (b)1,099,856    (b)919,493      (b)860,247

------------------------------
SA Multi-Managed Large Cap Growth (formerly Large Cap Growth) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$11.098      (a)$12.306      (a)$14.516      (a)$16.245      (a)$16.726      (a)$16.983
                              (b)$10.782      (b)$11.926      (b)$14.032      (b)$15.677      (b)$16.101      (b)$16.307
 Ending AUV.................. (a)$12.306      (a)$14.516      (a)$16.245      (a)$16.726      (a)$16.983      (a)$21.353
                              (b)$11.926      (b)$14.032      (b)$15.677      (b)$16.101      (b)$16.307      (b)$20.453
 Ending Number of AUs........ (a)572,655      (a)459,689      (a)406,820      (a)359,074      (a)295,629      (a)257,566
                              (b)1,657,601    (b)1,421,118    (b)1,322,528    (b)1,179,861    (b)1,006,160    (b)945,006

------------------------------
SA Multi-Managed Large Cap Value (formerly Large Cap Value) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$15.466      (a)$18.099      (a)$21.027      (a)$22.263      (a)$20.861      (a)$23.637
                              (b)$15.027      (b)$17.541      (b)$20.328      (b)$21.487      (b)$20.083      (b)$22.699
 Ending AUV.................. (a)$18.099      (a)$21.027      (a)$22.263      (a)$20.861      (a)$23.637      (a)$26.606
                              (b)$17.541      (b)$20.328      (b)$21.487      (b)$20.083      (b)$22.699      (b)$25.486
 Ending Number of AUs........ (a)380,668      (a)319,995      (a)293,286      (a)212,790      (a)174,235      (a)150,490
                              (b)1,138,377    (b)1,030,033    (b)943,619      (b)803,461      (b)710,700      (b)641,039

------------------------------
SA Multi-Managed Mid Cap Growth (formerly Mid Cap Growth) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$21.703      (a)$24.123      (a)$28.285      (a)$31.015      (a)$30.648      (a)$31.618
                              (b)$21.087      (b)$23.380      (b)$27.345      (b)$29.934      (b)$29.506      (b)$30.365
 Ending AUV.................. (a)$24.123      (a)$28.285      (a)$31.015      (a)$30.648      (a)$31.618      (a)$39.325
                              (b)$23.380      (b)$27.345      (b)$29.934      (b)$29.506      (b)$30.365      (b)$37.672
 Ending Number of AUs........ (a)204,652      (a)162,925      (a)143,301      (a)123,267      (a)104,068      (a)93,257
                              (b)690,049      (b)606,824      (b)544,674      (b)471,850      (b)421,753      (b)389,838

------------------------------
SA Multi-Managed Mid Cap Value (formerly Mid Cap Value) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$25.239      (a)$29.779      (a)$35.187      (a)$37.757      (a)$35.020      (a)$40.010
                              (b)$24.520      (b)$28.860      (b)$34.015      (b)$36.438      (b)$33.713      (b)$38.420
 Ending AUV.................. (a)$29.779      (a)$35.187      (a)$37.757      (a)$35.020      (a)$40.010      (a)$44.482
                              (b)$28.860      (b)$34.015      (b)$36.438      (b)$33.713      (b)$38.420      (b)$42.608
 Ending Number of AUs........ (a)229,990      (a)185,375      (a)169,966      (a)143,058      (a)122,049      (a)104,390
                              (b)680,124      (b)604,617      (b)545,455      (b)471,709      (b)411,799      (b)365,598

------------------------------
SA Multi-Managed Small Cap (formerly Small Cap) (Inception Date: 3/1/99)
 Beginning AUV............... (a)$13.284      (a)$14.523      (a)$17.389      (a)$18.326      (a)$17.024      (a)$19.937
                              (b)$12.906      (b)$14.075      (b)$16.810      (b)$17.686      (b)$16.389      (b)$19.145
 Ending AUV.................. (a)$14.523      (a)$17.389      (a)$18.326      (a)$17.024      (a)$19.937      (a)$21.691
                              (b)$14.075      (b)$16.810      (b)$17.686      (b)$16.389      (b)$19.145      (b)$20.777
 Ending Number of AUs........ (a)364,265      (a)288,793      (a)258,101      (a)203,488      (a)174,040      (a)136,244
                              (b)775,828      (b)672,050      (b)593,439      (b)514,266      (b)482,586      (b)449,133

------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        + If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of SunAmerica Series Trust are offered in your contract, instead of Class 3 Shares for the Ultra Short Bond Portfolio.
        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                      A-7

FOCUSED PORTFOLIOS


                                              FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/08         4/30/09         4/30/10         4/30/11         4/30/12
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$8.364       (a)$8.812       (a)$5.586       (a)$7.786       (a)$10.123
                                         (b)$8.229       (b)$8.648       (b)$5.468       (b)$7.602       (b)$9.861
 Ending AUV............................. (a)$8.812       (a)$5.586       (a)$7.786       (a)$10.123      (a)$9.811
                                         (b)$8.648       (b)$5.468       (b)$7.602       (b)$9.861       (b)$9.533
 Ending Number of AUs................... (a)2,211,890    (a)1,657,825    (a)1,210,834    (a)2,033,446    (a)1,567,726
                                         (b)3,459,989    (b)2,633,133    (b)2,083,092    (b)3,223,550    (b)2,557,777

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$19.584      (a)$18.019      (a)$12.288      (a)$16.316      (a)$18.468
                                         (b)$19.315      (b)$17.728      (b)$12.059      (b)$15.972      (b)$18.034
 Ending AUV............................. (a)$18.019      (a)$12.288      (a)$16.316      (a)$18.468      (a)$16.600
                                         (b)$17.728      (b)$12.059      (b)$15.972      (b)$18.034      (b)$16.169
 Ending Number of AUs................... (a)1,330,435    (a)825,643      (a)611,248      (a)473,087      (a)348,429
                                         (b)1,805,384    (b)1,289,395    (b)999,193      (b)782,521      (b)642,295

-----------------------------------------



                                              FISCAL          FISCAL                          FISCAL          FISCAL
                                               YEAR            YEAR          8 MONTHS          YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/13         4/30/14         12/31/14        12/31/15        12/31/16
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$9.811       (a)$9.976       (a)$11.597      (a)$12.668      (a)$12.901
                                         (b)$9.533       (b)$9.668       (b)$11.211      (b)$12.226      (b)$12.420
 Ending AUV............................. (a)$9.976       (a)$11.597      (a)$12.668      (a)$12.901      (a)$11.576
                                         (b)$9.668       (b)$11.211      (b)$12.226      (b)$12.420      (b)$11.117
 Ending Number of AUs................... (a)1,097,372    (a)894,598      (a)772,893      (a)649,237      (a)528,262
                                         (b)2,038,057    (b)1,749,599    (b)1,507,403    (b)1,296,151    (b)1,191,923

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$16.600      (a)$18.773      (a)$22.137      (a)$24.144      (a)$22.841
                                         (b)$16.169      (b)$18.240      (b)$21.455      (b)$23.361      (b)$22.045
 Ending AUV............................. (a)$18.773      (a)$22.137      (a)$24.144      (a)$22.841      (a)$26.835
                                         (b)$18.240      (b)$21.455      (b)$23.361      (b)$22.045      (b)$25.835
 Ending Number of AUs................... (a)249,670      (a)210,393      (a)189,426      (a)157,706      (a)151,547
                                         (b)537,137      (b)452,079      (b)395,600      (b)360,829      (b)298,564

-----------------------------------------



                                             FISCAL
                                              YEAR
                                              ENDED
VARIABLE PORTFOLIO                          12/31/17
======================================== ==============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
SA Columbia Focused Growth (Inception Date: 7/7/00)
 Beginning AUV.......................... (a)$11.576
                                         (b)$11.117
 Ending AUV............................. (a)$15.412
                                         (b)$14.764
 Ending Number of AUs................... (a)469,614
                                         (b)1,049,015

-----------------------------------------
SA Columbia Focused Value (Inception Date: 10/04/01)
 Beginning AUV.......................... (a)$26.835
                                         (b)$25.835
 Ending AUV............................. (a)$32.155
                                         (b)$30.881
 Ending Number of AUs................... (a)126,418
                                         (b)277,655

-----------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                      A-8

SEASONS STRATEGIES


                                              FISCAL          FISCAL          FISCAL          FISCAL          FISCAL
                                               YEAR            YEAR            YEAR            YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/08         4/30/09         4/30/10         4/30/11         4/30/12
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$18.037      (a)$18.257      (a)$14.162      (a)$18.164      (a)$20.069
                                         (b)$17.747      (b)$17.920      (b)$13.865      (b)$17.739      (b)$19.550
 Ending AUV............................. (a)$18.257      (a)$14.162      (a)$18.164      (a)$20.069      (a)$20.688
                                         (b)$17.920      (b)$13.865      (b)$17.739      (b)$19.550      (b)$20.103
 Ending Number of AUs................... (a)4,296,322    (a)2,965,397    (a)2,157,185    (a)1,695,485    (a)1,311,196
                                         (b)6,454,786    (b)4,862,037    (b)4,036,502    (b)3,286,767    (b)2,769,737

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$17.248      (a)$17.395      (a)$14.272      (a)$17.962      (a)$19.564
                                         (b)$16.960      (b)$17.063      (b)$13.964      (b)$17.530      (b)$19.047
 Ending AUV............................. (a)$17.395      (a)$14.272      (a)$17.962      (a)$19.564      (a)$20.241
                                         (b)$17.063      (b)$13.964      (b)$17.530      (b)$19.047      (b)$19.657
 Ending Number of AUs................... (a)2,703,394    (a)1,927,003    (a)1,679,672    (a)1,259,648    (a)1,084,493
                                         (b)4,855,603    (b)3,374,910    (b)3,056,024    (b)2,529,210    (b)2,192,095

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$19.869      (a)$19.858      (a)$14.134      (a)$18.859      (a)$21.464
                                         (b)$19.548      (b)$19.489      (b)$13.837      (b)$18.417      (b)$20.908
 Ending AUV............................. (a)$19.858      (a)$14.134      (a)$18.859      (a)$21.464      (a)$21.807
                                         (b)$19.489      (b)$13.837      (b)$18.417      (b)$20.908      (b)$21.189
 Ending Number of AUs................... (a)1,983,476    (a)1,434,326    (a)1,177,447    (a)867,104      (a)707,107
                                         (b)3,937,169    (b)2,847,801    (b)2,204,234    (b)1,760,902    (b)1,418,343

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$19.121      (a)$19.047      (a)$14.124      (a)$18.579      (a)$20.868
                                         (b)$18.813      (b)$18.693      (b)$13.827      (b)$18.143      (b)$20.327
 Ending AUV............................. (a)$19.047      (a)$14.124      (a)$18.579      (a)$20.868      (a)$21.244
                                         (b)$18.693      (b)$13.827      (b)$18.143      (b)$20.327      (b)$20.641
 Ending Number of AUs................... (a)4,327,532    (a)2,923,463    (a)2,354,172    (a)1,718,124    (a)1,331,052
                                         (b)7,945,173    (b)6,007,247    (b)5,176,424    (b)3,850,959    (b)3,124,656

-----------------------------------------



                                              FISCAL          FISCAL                          FISCAL          FISCAL
                                               YEAR            YEAR          8 MONTHS          YEAR            YEAR
                                              ENDED           ENDED           ENDED           ENDED           ENDED
VARIABLE PORTFOLIO                           4/30/13         4/30/14         12/31/14        12/31/15        12/31/16
======================================== =============== =============== =============== =============== ===============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$20.688      (a)$22.381      (a)$24.528      (a)$25.989      (a)$26.293
                                         (b)$20.103      (b)$21.694      (b)$23.716      (b)$25.087      (b)$25.317
 Ending AUV............................. (a)$22.381      (a)$24.528      (a)$25.989      (a)$26.293      (a)$26.969
                                         (b)$21.694      (b)$23.716      (b)$25.087      (b)$25.317      (b)$25.903
 Ending Number of AUs................... (a)1,074,328    (a)801,415      (a)735,112      (a)621,275      (a)527,292
                                         (b)2,400,245    (b)2,018,496    (b)1,909,908    (b)1,690,938    (b)1,469,299

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$20.241      (a)$21.738      (a)$23.247      (a)$24.327      (a)$24.375
                                         (b)$19.657      (b)$21.058      (b)$22.464      (b)$23.468      (b)$23.455
 Ending AUV............................. (a)$21.738      (a)$23.247      (a)$24.327      (a)$24.375      (a)$25.118
                                         (b)$21.058      (b)$22.464      (b)$23.468      (b)$23.455      (b)$24.110
 Ending Number of AUs................... (a)829,142      (a)589,045      (a)557,574      (a)470,468      (a)407,971
                                         (b)1,848,360    (b)1,633,338    (b)1,530,763    (b)1,373,409    (b)1,236,824

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$21.807      (a)$23.619      (a)$27.093      (a)$29.345      (a)$29.915
                                         (b)$21.189      (b)$22.892      (b)$26.194      (b)$28.324      (b)$28.802
 Ending AUV............................. (a)$23.619      (a)$27.093      (a)$29.345      (a)$29.915      (a)$30.941
                                         (b)$22.892      (b)$26.194      (b)$28.324      (b)$28.802      (b)$29.716
 Ending Number of AUs................... (a)528,767      (a)457,129      (a)404,049      (a)349,412      (a)315,015
                                         (b)1,208,182    (b)1,046,939    (b)976,102      (b)902,148      (b)772,858

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$21.244      (a)$22.943      (a)$25.845      (a)$27.735      (a)$28.073
                                         (b)$20.641      (b)$22.236      (b)$24.987      (b)$26.769      (b)$27.027
 Ending AUV............................. (a)$22.943      (a)$25.845      (a)$27.735      (a)$28.073      (a)$29.151
                                         (b)$22.236      (b)$24.987      (b)$26.769      (b)$27.027      (b)$27.996
 Ending Number of AUs................... (a)995,662      (a)852,133      (a)749,732      (a)668,824      (a)547,197
                                         (b)2,554,616    (b)2,337,912    (b)2,166,847    (b)1,966,175    (b)1,673,272

-----------------------------------------



                                             FISCAL
                                              YEAR
                                              ENDED
VARIABLE PORTFOLIO                          12/31/17
======================================== ==============
SEASONS SERIES TRUST -- CLASS 2 SHARES*
Balanced Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$26.969
                                         (b)$25.903
 Ending AUV............................. (a)$31.203
                                         (b)$29.895
 Ending Number of AUs................... (a)471,540
                                         (b)1,226,283

-----------------------------------------
Conservative Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$25.118
                                         (b)$24.110
 Ending AUV............................. (a)$28.265
                                         (b)$27.063
 Ending Number of AUs................... (a)350,593
                                         (b)1,086,574

-----------------------------------------
Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$30.941
                                         (b)$29.716
 Ending AUV............................. (a)$36.983
                                         (b)$35.430
 Ending Number of AUs................... (a)253,410
                                         (b)696,348

-----------------------------------------
Moderate Growth (Inception Date: 4/15/97)
 Beginning AUV.......................... (a)$29.151
                                         (b)$27.996
 Ending AUV............................. (a)$34.163
                                         (b)$32.728
 Ending Number of AUs................... (a)492,417
                                         (b)1,507,162

-----------------------------------------

        AUV - Accumulation Unit Value
        AU - Accumulation Units
        (a)        Reflecting minimum Separate Account expenses (1.40%)
        (b)        Reflecting maximum Separate Account expenses (1.65%)


        Effective December 31, 2014, the Separate Account has changed its fiscal year end from April 30 to December 31.


        * If you purchased your contract on or before November 17, 2003, Class 2 Shares (0.15% 12b-1 fees) of Seasons Series Trust are offered in your contract, instead of Class 3 Shares for all Variable Portfolios except the Managed Allocation Portfolios and the Real Return Portfolio, which are only offered as Class 3 Shares of Seasons Series Trust (0.25% 12b-1 fees).

                                      A-9

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX B - MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK
                         FOR LIFE EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
MARKETLOCK INCOME PLUS EXTENSION PARAMETERS FOR CONTRACTS PURCHASED PRIOR TO
                                  MAY 4, 2009
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information below is important to you if you purchased a contract between MAY 1, 2008 AND MAY 3, 2009 and you elected the MARKETLOCK INCOME PLUS living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and initial Income Credit Period end after the fifth contract year. On or about your fifth contract anniversary you had an opportunity to extend both the Income Base Evaluation Period and the Income Credit Period (the "Extension") for an additional five years. If you elected the initial first Extension, you will have the opportunity to elect a second Extension on or about your tenth contract anniversary, provided the age of the Covered Person or younger of two Covered Persons is 85 or younger at the time of Extension. In choosing the second Extension, your fee will change as detailed below. No other parameters or terms of your current benefit, including investment requirements, will change as a result of the second Extension.

If you do not wish to elect the second Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements that applied upon the first Extension. However, your Income Base will no longer be adjusted for higher anniversary values or income credits. Please note that if you did not elect the initial first Extension when it was offered, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods at this time. If you do not elect this second Extension, you will not be eligible for any subsequent Extension in the future.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Income Plus living benefit you elected at purchase, please see MARKETLOCK INCOME PLUS SECTION UNDER OPTIONAL LIVING BENEFITS.


How do I elect the second Extension?

If you are eligible for the second Extension because you previously elected the first Extension and wish to elect the second Extension, you must complete the Election Form you will receive. The terms of the second Extension for contracts purchased between MAY 1, 2008 AND MAY 3, 2009 are detailed below. The Income Base Evaluation Period and the Income Credit Period may both be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.


What is the fee if I elect the second Extension?

If you elect the second Extension, the fee for the living benefit which is calculated as a percentage of the Income Base and deducted quarterly will be increased by 0.15% as follows:


                         CURRENT
                     ANNUALIZED FEE     ANNUALIZED FEE
    NUMBER OF          AFTER FIRST       AFTER SECOND
 COVERED PERSONS        EXTENSION         EXTENSION
        One         1.20%              1.35%
        Two         1.45%              1.60%

What are the investment requirements if I elect the second Extension?

If you elect the second Extension, the investment requirements will not change from those that currently apply to the first Extension. Your assets must remain allocated in accordance with one of the following options:


 Option 1     Up to 50% in one or more of the following:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
              Up to 100% in one or more of the following:
              SA DFA Ultra Short Bond
              SA VCP Dynamic Allocation
              SA VCP Dynamic Strategy
 Option 2     25% SA VCP Dynamic Allocation and
              25% SA VCP Dynamic Strategy and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.

As a reminder, you also have the option to cancel your MarketLock Income Plus living benefit on your tenth anniversary, or any anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the MarketLock Income Plus living benefit and you will no longer be charged the fee.


                                      B-1

 ------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS AND MARKETLOCK FOR LIFE
                             EXTENSION PARAMETERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The information below is important to you if you purchased a contract between MAY 4, 2009 AND JANUARY 18, 2010 and you elected the MARKETLOCK INCOME PLUS OR MARKETLOCK FOR LIFE PLUS living benefit or if you purchased a contract between MAY 4, 2009 AND JANUARY 20, 2012 and you elected the MARKETLOCK FOR LIFE living benefit. As described in the prospectus you received when you purchased the contract, the initial Income Base Evaluation Period and the initial Income Credit Period (not applicable to MarketLock For Life) end after the fifth contract year. On or about your fifth contract anniversary, you have an opportunity to extend the Income Base Evaluation Period and the Income Credit Period, if applicable, for an additional five years (the "Extension") depending on which MarketLock feature you elected at the time of purchase:


MARKETLOCK FEATURE           CONTRACT PURCHASE DATES
 MarketLock Income Plus      May 4, 2009 - January 18,
                             2010
 MarketLock For Life Plus    May 4, 2009 - January 18,
                             2010
 MarketLock For Life         May 4, 2009 - January 20,
                             2012

In choosing the Extension, your fee and investment requirements will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the Income Base Evaluation Period. You will also have the same investment requirements. However, your Income Base will no longer be adjusted for higher anniversary values or income credits (not applicable to MarketLock For Life). Please note that if you do not elect the Extension on or about your fifth anniversary, you will not be permitted to extend the Income Base Evaluation and Income Credit Periods, if applicable, in the future.

As a reminder, you also have the option to cancel your living benefit on your fifth or tenth anniversaries, or any anniversary after the tenth. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock Feature you elected at purchase, please see MARKETLOCK INCOME PLUS, MARKETLOCK FOR LIFE PLUS, OR MARKETLOCK FOR LIFE SECTION UNDER OPTIONAL LIVING BENEFITS.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form we send you. If you elected the MarketLock Income Plus or MarketLock For Life Plus living benefit, both the Income Base Evaluation Period and the Income Credit Period may be extended for an additional 5 year period. If you elected the MarketLock For Life living benefit, the Income Base Evaluation Period may be extended for an additional 5 year period.

As a reminder, the Income Base Evaluation Period refers to the period of time over which we consider anniversary values and the Income Credit Period refers to the period of time over which we calculate a potential Income Credit. These components are used to calculate the Income Base, which determines your Maximum Annual Withdrawal Amount.


What is the fee and the investment requirements if I elect the MarketLock Income Plus Extension?

If you elect MARKETLOCK INCOME PLUS EXTENSION, the fee for the living benefit will be increased by 0.10% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                1.10%                   1.20%
        Two                1.35%                   1.45%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK INCOME PLUS living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:


 Option 1 At least 50% and up to 100% in one or more of the following:
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              SA DFA Ultra Short Bond Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SunAmerica Dynamic Allocation Portfolio and
              25% SunAmerica Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.

                                      B-2



What is the fee and the investment requirements if I elect the MarketLock For Life Plus or MarketLock For Life Extension?

If you elect MARKETLOCK FOR LIFE PLUS EXTENSION, the fee for the living benefit will be increased by 0.25% for One Covered Person and 0.20% for Two Covered Persons as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                0.95%                   1.20%
        Two                1.25%                   1.45%

If you elect MARKETLOCK FOR LIFE EXTENSION, the fee for the living benefit will be increased by 0.25% as follows:


                     CURRENT ANNUALIZED     ANNUALIZED FEE AFTER
                             FEE                 EXTENSION
                      (calculated as a        (calculated as a
    NUMBER OF           percentage of        percentage of the
 COVERED PERSONS      the Income Base)          Income Base)
        One                0.70%                   0.95%
        Two                0.95%                   1.20%

The Investment Requirements for the Extension are different from, and are more restrictive than, the Investment Requirements of your current MARKETLOCK FOR LIFE PLUS OR MARKETLOCK FOR LIFE living benefit. If you elect the Extension, you must allocate your assets in accordance with one of the following options:


 Option 1 At least 50% and up to 100% in one or more of the following:
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              SA DFA Ultra Short Bond Portfolio
              Up to 50% in one or more of the following Variable
              Portfolios:
              SA Allocation Balanced
              SA Allocation Moderate
              SA Allocation Moderate Growth
 Option 2     25% SA VCP Dynamic Allocation Portfolio and
              25% SA VCP Dynamic Strategy Portfolio and
              50% in one of the following:
              Allocation 1*
              Allocation 2*
              Allocation 3*
              * Please see the allocations for the formerly available
              Strategic Allocation Program in the STRATEGIC
              ALLOCATION PROGRAM FOR CONTRACTS ISSUED
              PRIOR TO FEBRUARY 6, 2017 APPENDIX.
 Option 3 At least 50% and up to 100% in one or more of the following:
              SA VCP Dynamic Allocation Portfolio
              SA VCP Dynamic Strategy Portfolio
              Ultra Short Bond Portfolio
              Up to 50% in accordance with the requirements outline in the table below:




   INVESTMENT        INVESTMENT            VARIABLE PORTFOLIOS
      GROUP         REQUIREMENT           AND/OR FIXED ACCOUNTS
 A. NON             Minimum 0%     PREMIER PORTFOLIOS
  RESTRICTED       Maximum 50%     Fidelity VIP Investment Grade
                                   Bond
                                   SEASONS STRATEGIES
                                   Balanced Growth Strategy
                                   Conservative Growth Strategy
                                   Growth Strategy
                                   Moderate Growth Strategy
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Diversified
                                   Fixed Income Portfolio
                                   SA Wellington Real Return
                                   Portfolio
                                   MANAGED ALLOCATION PORTFOLIOS
                                   SA Allocation Balanced Portfolio
                                   SA Allocation Moderate
                                   Portfolio
                                   SA Allocation Moderate Growth
                                   Portfolio
                                   DCA FIXED ACCOUNTS (if
                                   available)
                                   6-Month DCA
                                   1-Year DCA
                                   2-Year DCA
                                   FIXED ACCOUNTS
                                   1-Year Fixed (if available)
 B. EQUITY          Minimum 0%     PREMIER PORTFOLIOS
  MAXIMUM            Maximum       American Funds(R) Global Growth
                       7.5%        American Funds(R) Growth
                                   American Funds(R)
                                   Growth-Income
                                   Fidelity VIP Contrafund(Copyright)
                                   Fidelity VIP Equity-Income
                                   Fidelity VIP Mid Cap
                                   Fidelity VIP Overseas
                                   T. Rowe Price Blue Chip Growth
                                   II
                                   T. Rowe Price Equity Income II
                                   SELECT PORTFOLIOS
                                   SA Multi-Managed Large Cap
                                   Growth Portfolio
                                   SA Multi-Managed Large Cap
                                   Value Portfolio
                                   SA Multi-Managed Mid Cap
                                   Growth Portfolio
                                   SA Multi-Managed Mid Cap
                                   Value Portfolio
                                   SA Multi-Managed Small Cap
                                   Portfolio
                                   SA Multi-Managed International
                                   Equity Portfolio
                                   FOCUSED PORTFOLIOS
                                   SA Columbia Focused Growth
                                   Portfolio
                                   SA Columbia Focused Value
                                   Portfolio


                                      B-3

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
           APPENDIX C - DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




The following details the standard and Maximum Anniversary Value death benefits, the Combination HV & Roll-Up death benefit and the EstatePlus death benefit payable upon the Continuing Spouse's death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether Living Benefits were elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse's date of death.

Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.

We define "Continuation Net Purchase Payments" as Net Purchase Payments made on or after the Continuation Date. For the purpose of calculating Continuation Net Purchase Payments, the amount that equals the contract value on the Continuation Date, including the Continuation Contribution, is considered a Purchase Payment. We define "Continuation Purchase Payments" as Purchase Payments made on or after the Continuation Date.

The term "withdrawals" as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.

The term "Withdrawal Adjustment" is used, if a Living Benefit had been elected, in describing the way in which the amount of the death benefit will be adjusted for withdrawals depending on when the Continuing Spouse takes a withdrawal and the amount of the withdrawal. If cumulative withdrawals for the current contract year are taken prior to the Continuing Spouse's 81st birthday and are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If a withdrawal is taken prior to the Continuing Spouse's 81st birthday and cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the excess withdrawal reduced the resulting contract value. If a withdrawal is taken on or after the Continuing Spouse's 81st birthday, the amount of adjustment is determined by the percentage by which the withdrawal reduced the contract value.

THE COMPANY WILL NOT ACCEPT PURCHASE PAYMENTS FROM ANYONE AGE 86 OR OLDER. THEREFORE, THE DEATH BENEFIT CALCULATIONS DESCRIBED BELOW ASSUME THAT NO PURCHASE PAYMENTS ARE RECEIVED ON OR AFTER THE CONTINUING SPOUSE'S 86TH BIRTHDAY.

The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected one of the Living Benefits, described above.

We will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date if you have elected a living benefit feature.

THE FOLLOWING IS A DESCRIPTION OF THE DEATH BENEFIT OPTIONS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.


A. STANDARD AND MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT PAYABLE UPON CONTINUING SPOUSE'S DEATH:

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITHOUT ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  The lesser of:

              (1)    Continuation Net Purchase Payments; or

              (2)    125% of the contract value.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Net Purchase Payments; or

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus any Continuation Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable anniversary after the Continuation Date.

          If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING DESCRIBES THE STANDARD DEATH BENEFIT AND THE OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT WITH ELECTION OF A LIVING BENEFIT:

     1.   STANDARD DEATH BENEFIT

          If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustment after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value.

     2.   OPTIONAL MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT

          If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

          a.  Contract value; or

          b.  Continuation Purchase Payments reduced by:

               (i) any Withdrawal Adjustments after the Continuation Date, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments after the Continuation Date, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

          c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 83rd birthday or date of death, plus Continuation Purchase Payments received since that contract anniversary; and reduced by:

               (i) any Withdrawal Adjustments since that contract anniversary, if the Living Benefit has not been terminated; or

               (ii) any Withdrawal Adjustments since that contract anniversary, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.

      The anniversary value for any year is equal to the contract value on the applicable anniversary.

      If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit with election of a Living Benefit, described above and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

      If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to contract value and the optional Maximum Anniversary Value death benefit fee will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the original Owner of the contract elected the standard death benefit and the Continuing Spouse is age 82 or younger on the Continuation Date, then upon the death of the Continuing Spouse, the death benefit will be the greater of:

     a.   Contract value; or

     b. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be greater of:

     a.   Contract value; or

     b.   The lesser of:

          (1) Contract value on the Continuation Date plus Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

          (2)   125% of the contract value.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to the contract value.

THE FOLLOWING IS A DESCRIPTION OF THE STANDARD DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Standard Death Benefit is applicable upon the Continuing Spouse's death and the Continuing Spouse is age 74 or younger at the time of death, we will pay the Beneficiary the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth rate until the date of death, plus any Continuation Net Purchase Payments recorded after the date of death.

If the Continuing Spouse is age 75 or older at the time of death, the Standard Death Benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments compounded at a 3% annual growth until the Continuing Spouse's 75th birthday, plus any Continuation Net Purchase Payments recorded after age 75 until the date of death.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 82 or younger on the Continuation Date, the death benefit will be the greatest of:

     a.   Contract value; or

     b.   Continuation Net Purchase Payments; or

     c. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date after the Continuation Date, reduced for withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal, and adjusted for any Continuation Purchase Payments received since that anniversary date.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

If the Continuing Spouse is age 86 and older on the Continuation Date, the death benefit is equal to contract value and the fee for the Maximum Anniversary Value option will no longer be deducted as of the Continuation Date.

IF YOUR CONTRACT WAS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2007, and if the Continuing Spouse is age 90 or older at the time of death, the death benefit is equal to contract value.

THE FOLLOWING IS A DESCRIPTION OF THE MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED BETWEEN OCTOBER 16, 2000 AND AUGUST 2, 2004.

If the Maximum Anniversary Value option is selected and if the Continuing Spouse is younger than age 90 at the time of death and a Continuation Contribution was made, the death benefit is the greater of:

     1.   Contract value; or

     2.   Continuation Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the Continuation Date but prior to the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Continuation Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Maximum Anniversary Value option is selected and NO Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2.   Net Purchase Payments; or

     3. Maximum anniversary value on any contract anniversary occurring after the issue date but before the Continuing Spouse's 81st birthday. The anniversary value equals the value on the contract anniversary plus any Purchase Payments recorded after that anniversary; and reduced for any withdrawals (and fees and charges applicable to those withdrawals) recorded after that anniversary, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal.

If the Continuing Spouse is age 90 or older at the time of death and the Maximum Anniversary Value option applied, the death benefit will be equal to the contract value at the time we receive all required paperwork and satisfactory proof of death. The Continuing Spouse's Beneficiary will not receive any benefit from the optional enhanced death benefit. However, the Continuing Spouse's Beneficiary may still receive a benefit from Earnings Advantage if the date of death is prior to the Latest Annuity Date.

THE FOLLOWING IS A DESCRIPTION OF THE COMBINATION HV & ROLL-UP DEATH BENEFIT OPTION FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED ON OR AFTER MAY 1, 2009.

If the original Owner elected the optional Combination HV & Roll-Up Death Benefit and the Continuing Spouse continues the contract on the Continuation Date before their 85th birthday and does not terminate this optional death benefit, the death benefit will be the greatest of:

     1.   Contract value; or

     2. Maximum Anniversary Value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse's 85th birthday or date of death, plus any Continuation Purchase Payments received since that anniversary and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary after the Continuation Date.

     3. Continuation Net Purchase Payments received prior to the Continuing Spouse's 80th birthday accumulated at 5% through the earliest of:

          (a)        15 years after the contract date; or

          (b)        The day before the Continuing Spouse's 80th birthday; or

          (c) The Continuing Spouse's date of death, adjusted for Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c). Continuation Net Purchase Payments received after the timeframes outlined in (a)-(c) will not accrue at 5%.

If the Continuing Spouse is age 85 or older on the Continuation Date, the death benefit is equal to contract value and the optional Combination HV & Roll-Up Death Benefit fee will no longer be deducted.

If the Continuing Spouse terminates the Combination HV & Roll-Up death benefit on the Continuation Date, the standard death benefit for the Continuing Spouse applies upon his/her death and the fee for the Combination HV & Roll-Up death benefit no longer applies.

THE FOLLOWING IS A DESCRIPTION OF THE PURCHASE PAYMENT ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED BETWEEN AUGUST 2, 2004 AND APRIL 30, 2009.

If the Continuing Spouse is age 74 or younger on the Continuation Date, the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus Continuation Net Purchase Payments, compounded at 3% annual growth rate, to the earlier of the Continuing Spouse's 75th birthday or date of death; plus any Continuation Net Purchase Payment received after the Continuing Spouse's 75th birthday to the earlier of the Continuing Spouse's 86th birthday or date of death; or

     3. Contract value on the seventh contract anniversary, reduced for withdrawals since the seventh contract anniversary in the same proportion that the contract value was reduced on the date of each such withdrawal that occurs after the seventh contract anniversary, plus Continuation Net Purchase Payments received between the seventh contract anniversary date but prior to the Continuing Spouse's 86th birthday.

If the Continuing Spouse is age 75-82 on the Continuation Date and the Continuing Spouse dies prior to his/her 86th birthday, then the death benefit will be the greatest of:

     1.   Contract value; or

     2. Contract value on the Continuation Date plus any Continuation Net Purchase Payments received prior to the Continuing Spouse's 86th birthday; or

     3. Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the Continuing Spouse's 83rd birthday. The anniversary value for any year is equal to the contract value on the applicable contract anniversary date, plus any Continuation Net Purchase Payments received since that anniversary date but prior to the Continuing Spouse's 86th birthday, and reduced for any Gross Withdrawals since that contract anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.

If the Continuing Spouse is age 83-85 on the Continuation Date, the death benefit will be the Standard Death Benefit described above and the fee for the Purchase Payment Accumulation option will no longer be deducted as of the Continuation Date. If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Continuation HV & Roll-Up Death Benefit will no longer be deducted as of the Continuation Date.

THE FOLLOWING IS A DESCRIPTION OF THE 5% ACCUMULATION DEATH BENEFIT OPTION FOR CONTRACTS ISSUED PRIOR TO AUGUST 2, 2004.

If the 5% Accumulation option is selected and a Continuation Contribution was made the death benefit is the greater of:

     1.   Contract value; or

     2. Continuation Net Purchase Payments made from the Continuation Date including the Continuation Contribution, compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum benefit of two times the Continuation Net Purchase Payments.

If 5% Accumulation option is selected and no Continuation Contribution was made:

     1.   Contract value; or

     2. Net Purchase Payments made from the date of issue compounded to the earlier of the Continuing Spouse's 80th birthday or the date of death at a 5% annual growth rate, plus any Continuation Purchase Payments recorded after the 80th birthday or the date of death; and reduced for any withdrawals recorded after the 80th birthday or the date of death, in the same proportion that the withdrawal reduced the contract value on the date of the withdrawal, up to a maximum of two times the Continuation Net Purchase Payments.

If the Continuing Spouse dies after the Latest Annuity Date and the 5% Accumulation option applied, any death benefit payable under the contract will be the Standard Death Benefit as described above. The Continuing Spouse's Beneficiary will not receive any benefit from the 5% Accumulation option.


C. THE ESTATEPLUS BENEFIT PAYABLE UPON CONTINUING
  SPOUSE'S DEATH:

The EstatePlus ("Earnings Advantage" for contracts issued prior to August 2,
2004) benefit is only available if the original Owner elected EstatePlus and the Continuing Spouse is age 80 or younger on the Continuation Date. EstatePlus benefit is not payable after the Latest Annuity Date.

If the Continuing Spouse had earnings in the contract at the time of his/her death, we will add a percentage of those earnings (the "EstatePlus Percentage" or "Earnings Advantage Percentage" for contracts issued prior to August 2,
2004), subject to a maximum dollar amount (the "Maximum EstatePlus Percentage" or "Maximum Earnings Advantage Percentage" for contracts issued prior to August 2, 2004), to the death benefit payable. The contract year of death will determine the EstatePlus Percentage and the Maximum EstatePlus Benefit. The EstatePlus benefit, if any, is added to the death benefit payable under the Maximum Anniversary Value or Purchase Payment Accumulation death benefit options.

On the Continuation Date, if the Continuing Spouse is 69 or younger, the table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS                   MAXIMUM
    OF DEATH          PERCENTAGE             ESTATEPLUS BENEFIT
 Years 0-4        25% of Earnings     40% of Continuation Net
                                      Purchase Payments* (25%
                                      for contracts issued prior to
                                      8/2/04)
 Years 5-9        40% of Earnings     65% of Continuation Net
                                      Purchase Payments* (40%
                                      for contracts issued prior to
                                      8/2/04)
 Years 10+        50% of Earnings     75% of Continuation Net
                                      Purchase Payments* (50%
                                      for contracts issued prior to
                                      8/2/04)

On the Continuation Date, if the Continuing Spouse is between his/her 70th and 81st birthdays, table below shows the available EstatePlus benefit:


 CONTRACT YEAR        ESTATEPLUS               MAXIMUM
    OF DEATH          PERCENTAGE         ESTATEPLUS BENEFIT
 All Contract     25% of Earnings     40% of Continuation Net
 Years                                Purchase Payments*

* Purchase Payments received after the 5th anniversary of the Continuation Date must remain in the contract for at least 6 full months to be included as part of the Continuation Net Purchase Payments for the purpose of the Maximum EstatePlus Benefit calculation.


What is the Contract Year of Death?

Contract Year of Death is the number of full 12-month periods starting on the Continuation Date and ending on the Continuing Spouse's date of death. The Contract Year of Death is used to determine the EstatePlus Percentage and Maximum EstatePlus benefit as indicated in the tables above.


What is the EstatePlus benefit?

We determine the EstatePlus benefit using the EstatePlus Percentage, as indicated in the tables above, which is a specified percentage of the earnings in the contract at the time of the Continuing Spouse's death. For the purpose of this calculation, earnings equals (1) minus (2) where

     (1)    equals the contract value on the Continuing Spouse's date of death;

     (2)    equals the Continuation Net Purchase Payment(s).


What is the Maximum EstatePlus amount?

The EstatePlus benefit is subject to a maximum dollar amount. The Maximum EstatePlus benefit is equal to a specified percentage of the Continuation Net Purchase Payments, as indicated in the tables above.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE SPOUSAL CONTINUATION PROVISION (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME WITH RESPECT TO PROSPECTIVELY ISSUED CONTRACTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          APPENDIX D - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



           PROSPECTUS PROVISION                                AVAILABILITY OR VARIATION                         STATES
Administration Charge                      Contract Maintenance Fee is $30.                                  North Dakota
Administration Charge                      Charge will be deducted pro-rata from Variable Portfolios only.   Washington
Annuity Date                               You may switch to the Income Phase any time after your first      Florida
                                             contract
                                           anniversary.
Death Benefits                             The standard death benefit is only available to contract owners   Washington
                                             or continuing
                                           spouses who are age 82 and younger.
Death Benefits                             The Combination HV & Roll-Up death benefit and EstatePlus death   Washington
                                             benefit are
                                           not available.
Death Benefits Upon Spousal Continuation   If you continue your contract on or after your 83rd birthday,     Washington
                                             the death benefit
                                           is equal to contract value.
MarketLock                                 Charge will be deducted pro-rata from Variable Portfolios only.   Oregon
MarketLock For Life                                                                                          Texas
MarketLock For Life Plus                                                                                     Washington
MarketLock For Two
MarketLock Income Plus
MarketLock For Life                        You may elect the current Maximum Annual Withdrawal Amount to be  Oregon
MarketLock For Life Plus                   received monthly.
MarketLock Income Plus
Premium Tax                                We deduct premium tax charges of 0.50% for Qualified contracts    California
                                             and 2.35%
                                           for Non-Qualified contracts based on contract value when you begin the
                                           Income Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Maine
                                             2.0% for
                                           Non-Qualified contracts based on total Purchase Payments when you begin the
                                           Income Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Nevada
                                             3.5% for
                                           Non-Qualified contracts based on contract value when you begin the Income
                                           Phase.
Premium Tax                                For the first $500,000 in the contract, we deduct premium tax     South Dakota
                                             charges of 0%
                                           for Qualified contracts and 1.25% for Non-Qualified contracts based on total
                                           Purchase Payments when you begin the Income Phase. For any amount in
                                           excess of $500,000 in the contract, we deduct front-end premium tax charges
                                           of 0% for Qualified contracts and 0.08% for Non-Qualified
                                             contracts based on
                                           total Purchase Payments when you begin the Income Phase.
Premium Tax                                We deduct premium tax charges of 1.0% for Qualified contracts     West Virginia
                                             and 1.0% for
                                           Non-Qualified contracts based on contract value when you begin the Income
                                           Phase.
Premium Tax                                We deduct premium tax charges of 0% for Qualified contracts and   Wyoming
                                             1.0% for
                                           Non-Qualified contracts based on total Purchase Payments when you begin the
                                           Income Phase.
Seasons Income Rewards                     Charge will be deducted pro-rata from Variable Portfolios only.   Washington
Season Promise
Systematic Withdrawal                      Minimum withdrawal amount is $250 per withdrawal or the penalty   Minnesota
                                             free
                                           withdrawal amount.                                                Oregon
Transfer Privilege                         Any transfer over the limit of 15 will incur a $10 transfer fee.  Pennsylvania
                                                                                                             Texas
Withdrawal Charge Schedule                 For contracts issued prior to November 17, 2003, the withdrawal   Oregon
                                             charge
                                           schedule is as follows: 6%, 5%, 4%, 3%, 2%, 1%, 0%. This
                                             schedule only
                                           applies if you elected a DCA Fixed Account.


                                      D-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   APPENDIX E - THE GUARANTEE FOR CONTRACTS ISSUED PRIOR TO DECEMBER 29, 2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


GUARANTEE OF INSURANCE OBLIGATIONS


The Company's insurance policy obligations for individual and group contracts issued by SunAmerica Annuity prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home" or "Guarantor").

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and annuity income options. The Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract owners, individual certificate holders and group unallocated contract owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.

Guarantees for contracts and certificates issued prior to the Merger will continue after the Merger. As a result, the Merger of SunAmerica Annuity into AGL will not impact the insurance obligations under the Guarantee. PLEASE SEE THE COMPANY ABOVE FOR MORE DETAILS REGARDING THE MERGER.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home, an affiliate of the Company, is an indirect wholly owned subsidiary of American International Group, Inc.


                                      E-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDIX F - STRATEGIC ALLOCATION PROGRAM FOR CONTRACTS ISSUED PRIOR TO
                                FEBRUARY 6, 2017
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


EFFECTIVE ON FEBRUARY 6, 2017, DUE TO PENDING REGULATORY CHANGES WE WILL NO LONGER OFFER THE STRATEGIC ALLOCATION PROGRAM AND WE WILL NO LONGER UPDATE THE STRATEGIC ALLOCATION PROGRAM.

IF YOU ARE CURRENTLY INVESTED IN A STRATEGIC ALLOCATION, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Strategic Allocation Program was terminated; however, the investment will no longer be considered to be a Strategic Allocation and you may no longer trade into a Strategic Allocation. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.

ADDITIONALLY, IF YOU ELECTED A LIVING BENEFIT WHICH ALLOWED STRATEGIC ALLOCATIONS AS PART OF THE INVESTMENT REQUIREMENTS, you may trade out of your allocation at any time into any investment that meets your living benefit's investment requirements, including the asset allocation of the Variable Portfolios listed in the table below ("Allocations"). After the termination effective date, only the asset allocation of the Variable Portfolios of your current allocation or the Allocations below will meet the investment requirements for living benefits which previously allowed Strategic Allocations.


ALLOCATIONS (EFFECTIVE FEBRUARY 6, 2017)


         VARIABLE PORTFOLIOS             ALLOCATION 1     ALLOCATION 2     ALLOCATION 3
 American Funds Growth                        0.66%            0.99%           1.32%
 American Funds Growth-Income                 1.32%            1.65%           1.98%
 Fidelity VIP Contrafund                      0.99%            1.32%           1.98%
 Fidelity VIP Equity-Income                   2.64%            2.97%           3.30%
 Fidelity VIP Investment Grade Bond          15.51%           10.56%           6.93%
 Fidelity VIP Mid Cap                         3.96%            5.61%           6.27%
 Fidelity VIP Overseas                        1.98%            2.64%           3.30%
 SA Allocation Balanced                      67.00%            0.00%           0.00%
 SA Allocation Moderate                       0.00%           67.00%           0.00%
 SA Allocation Moderate Growth                0.00%            0.00%          67.00%
 SA American Funds Global Growth              1.98%            2.31%           2.64%
 T. Rowe Price Blue Chip Growth II            0.99%            1.32%           1.32%
 T. Rowe Price Equity Income II               2.97%            3.63%           3.96%
                                TOTAL          100%             100%            100%


                                      F-1



      Please forward a copy (without charge) of the Seasons SelectII Variable Annuity Statement of Additional
                                                  Information to:
                                (Please print or type and fill in all information.)
    -----------------------------------------------------------------------
    Name

    -----------------------------------------------------------------------
    Address

    -----------------------------------------------------------------------
    City/State/Zip

    -----------------------------------------------------------------------
    Contract Issue Date:

    Date: -------------------------------                                    Signed: ----------------------------

 Return to: American General Life Insurance Company, Annuity Service Center, P.O. Box 15570,
 Amarillo, Texas 79105-5570

                      STATEMENT OF ADDITIONAL INFORMATION

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACTS


                                   ISSUED BY


                    AMERICAN GENERAL LIFE INSURANCE COMPANY


                               IN CONNECTION WITH


                         VARIABLE ANNUITY ACCOUNT FIVE

                       SEASONS SELECT II VARIABLE ANNUITY

This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2018, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (800) 445-7862 or writing us at:


                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             ANNUITY SERVICE CENTER
                                 P.O. BOX 15570
                           AMARILLO, TEXAS 79105-5570

                                  MAY 1, 2018

                               TABLE OF CONTENTS



                                                                Page
                                                               -----
Separate Account and the Company..............................    3
General Account...............................................    4
Master-Feeder Structure.......................................    4
Performance Data..............................................    5
Annuity Income Payments.......................................    6
Annuity Unit Values...........................................    7
Taxes.........................................................    9
Broker-Dealer Firms Receiving Revenue Sharing Payments........   16
Distribution of Contracts.....................................   16
Financial Statements..........................................   18

                        SEPARATE ACCOUNT AND THE COMPANY

American General Life Insurance Company ("AGL" or the "Company") is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. ("American International Group"), a Delaware corporation. American International Group is a holding company which, through its subsidiaries, is engaged primarily in a broad range of insurance and insurance-related activities in the United States and abroad. The commitments under the contacts are the Company's, and American International Group has no legal obligation to back those commitments.

On December 31, 2012, SunAmerica Annuity and Life Assurance Company ("SunAmerica Annuity"), American General Assurance Company ("AGAC"), American General Life and Accident Insurance Company ("AGLA"), American General Life Insurance Company of Delaware ("AGLD"), SunAmerica Life Insurance Company ("SALIC") and Western National Life Insurance Company, ("WNL"), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company ("Merger"). Prior to this date, the Season Select II contracts were issued by SunAmerica Annuity in all states except New York.

Variable Annuity Account Five ("Separate Account") was originally established by Anchor National Life Insurance Company ("Anchor National") on July 8, 1996 pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company ("SunAmerica Life"). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.

The Separate Account meets the definition of a "Separate Account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.

The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.

The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.

The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds' management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).


                                GENERAL ACCOUNT

The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the fixed and/or DCA fixed account options of various available periods offered in connection with the general account, as elected by the owner purchasing a contract. The DCA fixed accounts are not available if the Seasons Reward Program is elected. Other fixed account options may be available to you. Please refer to your contract for additional information. Assets supporting amounts allocated to a fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                            MASTER-FEEDER STRUCTURE

The following underlying funds currently do not buy individual securities directly: SA American Funds(R) Global Growth Portfolio, SA American Funds(R) Growth Portfolio, SA American Funds(R) Growth-Income Portfolio, SA American Funds(R) Asset Allocation Portfolio, and SA American Funds(R) VCP Managed Asset Allocation Portfolio (the "Feeder Funds"). Instead, each Feeder Fund invests all of its investment assets in a corresponding "Master Fund" of American Funds Insurance Series(R), managed by Capital Research and Management Company ("Capital Research").

Because each Feeder Fund invests all of its assets in a Master Fund, the investment adviser to the Feeder Funds, SunAmerica Asset Management, LLC ("SAAMCo") does not provide any portfolio management services for the Feeder Funds. SAAMCo provides those services for the Feeder Funds that are normally provided by a fund's investment adviser with the exception of portfolio management. Such services include, but are not limited to: monitoring the ongoing investment performance of the Master Funds, monitoring the Feeder Funds' other service providers, facilitating the distribution of Master Fund shareholder materials to Feeder Fund shareholders and providing such other services as are necessary or appropriate to the efficient operation of the Feeder Funds with respect to their investment in the corresponding Master Funds. Pursuant to its investment advisory agreement with SunAmerica Series Trust, SAAMCo will provide these services so long as a Feeder Fund is a "feeder fund" investing in a Master Fund.

SAAMCo has contractually agreed to waive 0.70% of its advisory fee for so long as the Feeder Fund is operated as a feeder fund. Under the master-feeder structure, however, each Feeder Fund may withdraw its entire investment from its corresponding Master Fund if the Feeder Fund Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. If the underlying fund ceases to operate as a "feeder fund," SAAMCo will serve as investment manager for the Feeder Fund.

The terms "Feeder Fund" and "Master Fund" as used in the Prospectus are used for ease of relevant disclosure. There are a number of differences between arrangements commonly referred to as master-feeder funds, and the investments by the Feeder Funds in the Master Funds described in the Prospectus. These differences include the following:

      - Advisory fees commonly are assessed by the master fund, but not by the feeder fund. The Master Funds and the Feeder Funds both have investment advisory fees. (However, as described above, SAAMCo's advisory fee is solely attributable to administrative services, not portfolio management. Moreover, SAAMCo has contractually agreed to waive certain Feeder Fund advisory fees for as long as the Feeder Funds invest in a Master Fund); and

      - Master funds commonly sell their shares only to feeder funds. The Master Funds in which the Feeder Funds invest also sell their shares to separate accounts of life insurance companies to fund variable annuity contracts and variable life insurance contracts issued by the companies.

                                PERFORMANCE DATA

From time to time, we periodically advertise performance data relating to Variable Portfolios and Underlying Funds. We will calculate performance by determining the percentage change in the value of an Accumulation Unit by dividing the increase (or decrease) for that unit by the value of the Accumulation Unit at the beginning of the period. This performance number reflects the deduction of the Separate Account charges (including certain death benefit rider charges) and the Underlying Fund expenses. It does not reflect the deduction of any applicable contract maintenance fee, withdrawal (or sales) charges, if applicable, or optional feature charges. The deduction of these charges would reduce the percentage increase or make greater any percentage decrease. Any advertisement will include total return figures which reflect the deduction of the Separate Account charges (including certain death benefit charges), contract maintenance fee, withdrawal (or sales) charges and the Underlying Fund expenses.

The Separate Account may advertise "total return" data for the Variable Portfolios. Total return figures are based on historical data and are not intended to indicate future performance. "Total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period).

For periods starting prior to the date the Variable Portfolios first became available through the Separate Account, the total return data for the Variable Portfolios of the Separate Account will be derived from the performance of the corresponding Underlying Funds, modified to reflect the charges and expenses as if the contract had been in existence since the inception date of each respective Underlying Fund. Further, returns shown are for the original class of shares of certain Underlying Funds, adjusted to reflect the fees and charges for the newer class of shares until performance for the newer class becomes available. Returns of the newer class of shares will be lower than those of the original class since the newer class of shares is subject to (higher) service fees. We commonly refer to these performance calculations as hypothetical adjusted historical returns. Performance figures similarly adjusted but based on the Underlying Funds' performance (outside of this Separate Account) should not be construed to be actual historical performance of the relevant Separate Account's Variable Portfolio. Rather, they are intended to indicate the historical performance of the corresponding Underlying Funds, adjusted to provide direct comparability to the performance of the Variable Portfolios after the date the contracts were first offered to the public (reflecting certain contractual fees and charges).

Performance data for the various Variable Portfolios are computed in the manner described below.

VARIABLE PORTFOLIOS

The Variable Portfolios of the Separate Account compute their performance data as "total return." Total return figures are derived from historical data and are not intended to be a projection of future performance.

Total return for a Variable Portfolio represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a contract funded by that Variable Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

For contracts without the Seasons Rewards program:


                     n
     P     (1 + T)       =   ERV

For contracts with the Seasons Rewards program:


                                 n
     [P     (1 + E)]   (1 + T)       =   ERV

where:


     P     =   a hypothetical initial payment of $1,000
     T     =   average annual total return
     n     =   number of years
     E     =   Payment Enhancement Rate
     ERV   =   redeemable value of a hypothetical $1,000 payment made at the beginning of the 1,5 or 10 year period as of the end of the 1, 5, or 10 year periods (or fractional portion thereof)

Standardized performance for the Variable Portfolios available in this contract reflect total returns using the method of computation discussed below:

      - Using the seven year surrender charge schedule available on contracts issued without the Seasons Rewards program. No enhancement is reflected under the calculation, as the Payment Enhancement is not available unless the Seasons Rewards program is elected; AND

      - Using the nine year surrender charge schedule available on contracts issued with the Seasons Rewards program, including the minimum Upfront Payment Enhancement of 2% of Purchase Payments and calculating the value after redemption only based on the initial $1,000 Purchase Payment.

We may, from time to time, advertise other variations of performance along with the standardized performance as described above. We may, in sales literature, show performance only applicable to one surrender charge schedule to a contract holder who has already purchased the contract with or without the Seasons Rewards program. However, we will not report performance for the contract featuring Seasons Rewards program, unless net of withdrawal charges.

The total return figures reflect the effect of certain non-recurring and recurring charges. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption.

These rates of return do not reflect election of any optional features. As a fee is charged for these features, the rates of return would be lower if these features were included in the calculations.


                            ANNUITY INCOME PAYMENTS

INITIAL MONTHLY ANNUITY INCOME PAYMENTS

The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.

The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY ANNUITY INCOME PAYMENTS

For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.

For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.


                              ANNUITY UNIT VALUES

The value of an Annuity Unit is determined independently for each Variable Portfolio.

The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).

The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.

For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:

   (a) is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and

   (b) is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.

ILLUSTRATIVE EXAMPLE

Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:


     NIF   =   ($11.46/$11.44)
           =   1.00174825

The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:


                               (1/12)
     1/        [(1.035)                   ]   =   0.99713732

In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

     $10.103523 x 1.00174825 x 0.99713732 = $10.092213

To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.

The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.

VARIABLE ANNUITY INCOME PAYMENTS

ILLUSTRATIVE EXAMPLE

Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 =
$116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.

The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:

     First variable annuity income payment = $5.21 x ($116,412.31/$1000) =
$606.51

The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

     Annuity Units = $606.51/$13.256932 = 45.750404

The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:

     Second variable annuity income payment = 45.750404 x $13.327695 = $609.75

The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.

Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

                                     TAXES

GENERAL

NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.

Section 72 of the Internal Revenue Code of 1986, as amended (the "Code" or "IRC") governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.

For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase

Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:

      -   after attaining age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the Code);

      - when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      -   under an immediate annuity contract;

      - which are attributable to Purchase Payments made prior to August 14, 1982.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which went into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ("MAGI") ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59 1/2, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.

The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:

      -   after attainment of age 59 1/2;

      -   when paid to your beneficiary after you die;

      -   after you become disabled (as defined in the IRC);

      - as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59 1/2, whichever is later;

      - payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);

      - dividends paid with respect to stock of a corporation described in IRC Section 404(k);

      - for payment of medical expenses to the extent such withdrawals do not exceed limitations set by the IRC for deductible amounts paid during the taxable year for medical care;

      - payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);

      - for payment of health insurance if you are unemployed and meet certain requirements;

      -   distributions from IRAs for certain higher education expenses;

      -   distributions from IRAs for first home purchases;

      - amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;

      - payments to certain reservists called up for active duty after September 11, 2001; or

      - payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers.

The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee's right to elect out of withholding or to elect a different rate of withholding. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" or "transferred to another eligible plan in a direct trustee-to-trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An "eligible rollover distribution" is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under
Section 457(b) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant's death, the participant's surviving spouse, or (3) in the case of a domestic relations order, the participant's spouse or ex-spouse may roll over a distribution into a plan of the participant's own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct "trustee-to-trustee" transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).

Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

The Small Business Jobs Act of 2010 subsequently added the ability for "in-Plan" rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 ("ATRA") expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered "Pension Plan Contracts" for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

NON-NATURAL OWNERS

Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

MULTIPLE CONTRACTS

The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. (However, they may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.

TAX TREATMENT OF ASSIGNMENTS OF QUALIFIED CONTRACTS

Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.

TAX TREATMENT OF GIFTING, ASSIGNING OR TRANSFERRING OWNERSHIP OF A NON-QUALIFIED CONTRACT

Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract's value, you will also be liable for the tax on the Contract's value above your Purchase Payments not previously withdrawn.

The new Contract owner's Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.

FOREIGN ACCOUNT TAX COMPLIANCE ("FATCA")

A Contract Owner who is not a "United States person" which is defined under the Internal Revenue Code section to mean:

      -   a citizen or resident of the United States

      - a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia

      - any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)

should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, the Form W-8 BEN-E is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or acceptable substitute form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.

OTHER WITHHOLDING TAX

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

FEDERAL WITHDRAWAL RESTRICTIONS FROM QUALIFIED CONTRACTS

The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59 1/2 (70 1/2 in the case of Section 457(b) Plans); (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); or (5) experiences a financial hardship (as defined in the IRC). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.

PARTIAL 1035 EXCHANGES OF NON-QUALIFIED ANNUITIES

Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

QUALIFIED PLANS

The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.

(a) Plans of Self-Employed Individuals: "H.R. 10 Plans"

Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(b) Tax-Sheltered Annuities

Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2018 is the lesser of 100% of includible compensation or $18,500. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $6,000 in 2018 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2018 may not exceed the lesser of $55,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.

(c) Individual Retirement Annuities

Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2018 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2018. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner's spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The rules concerning what constitutes "coverage" are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer's plan. If you and your spouse are filing jointly and have a modified AGI in 2018 of less than $101,000, your contribution may be fully deductible; if your income is between $101,000 and $121,000, your contribution may be partially deductible and if your income is $121,000 or more, your contribution may not be deductible. If you are single and your income in 2018 is less than $63,000, your contribution may be fully deductible; if your income is between $63,000 and $73,000, your contribution may be partially deductible and if your income is $73,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2018 is between $189,000 and $199,000, your contribution may be partially deductible.

(d) Roth IRAs

Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2018 is the lesser of $5,500 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2018. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2018 is less than: $189,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $120,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

(e) Pension and Profit-Sharing Plans

Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

(f) Deferred Compensation Plans -- Section 457(b)

Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.


             BROKER-DEALER FIRMS RECEIVING REVENUE SHARING PAYMENTS

The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $5,000 as of the calendar year ending December 31, 2017, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.


  Ameriprise Financial Services, Inc.       LPL Financial Corporation
  BancWest Investment Services, Inc.        M&T Securities, Inc.
  BBVA Compass Investment Solutions, Inc.   MML Investors Services, LLC
  BOSC, Inc.                                Morgan Stanley & Co., Incorporated
  Cetera Advisor Network LLC                NEXT Financial Group, Inc.
  Cetera Advisors LLC                       PNC Investments
  Cetera Financial Specialists LLC          Primerica Financial Services
  Cetera Investment Services LLC            Raymond James & Associates
  cfd Investment, Inc                       Raymond James Financial
  Citigroup Global Markets Inc.             RBC Capital Markets Corporation
  Citizens Securities, Inc.                 Royal Alliance Associates, Inc.
  CUSO Financial Services, L.P.             SagePoint Financial, Inc.
  Edward D. Jones & Co., L.P.               Santander Securities LLC
  First Allied Securities                   Securities Services Network
  FSC Securities Corp.                      Securities America, Inc.
  Girard Securities                         Signator Investors/John Hancock Financial Network
  Infinex Investments, Inc.                 Summit Brokerage Services
  Investacorp, Inc                          Triad Advisors, Inc
  Investment Professionals, Inc.            U.S. Bancorp Investments, Inc.
  J.J.B. Hilliard, W.L. Lyons, Inc.         UBS Financial Services Inc.
  Janney Montgomery Scott LLC.              UnionBanc Investment Services
  Kestra Investment Services                United Planners Financial Services of America
  KMS Financial Services                    Voya Financial Advisors, Inc.
  Lincoln Financial Advisor                 Wells Fargo Advisor, LLC
  Lincoln Financial Securities              Woodbury Financial Services, Inc.

We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.

Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                           DISTRIBUTION OF CONTRACTS

The contracts are offered on a continuous basis through AIG Capital Services, Inc., located at 21650 Oxnard Street, Suite 750 Woodland Hills, CA 91367-4997. AIG Capital Services, Inc. is registered as a broker-dealer under the

Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. The Company and AIG Capital Services, Inc. are each an indirect, wholly owned subsidiary of American International Group. No underwriting fees are paid in connection with the distribution of the contracts.


                                      -17-

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Five and American General Life Insurance Company ("AGL").

You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or call us at 1-800-445-7862. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

      - The Audited Financial Statements of Variable Annuity Account Five of American General Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017.

      - The Audited Consolidated Financial Statements of American General Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.

The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

American General
Life Companies

                                                  Variable Annuity Account Five
                                        American General Life Insurance Company

                                                                           2017

                                                                  Annual Report

                                                              December 31, 2017

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of American General Life Insurance Company and the Contract Owners of Variable Annuity Account Five

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts indicated in Note 1 (constituting Variable Annuity Account Five sponsored by American General Life Insurance Company, hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in Variable Annuity Account Five as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of American General Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in Variable Annuity Account Five based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to each of the sub-accounts in Variable Annuity Account Five in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the mutual fund companies and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 26, 2018

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not determined the specific year we began serving as auditor.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

                                                          Due from
                                                            (to)                   Contract                    Net Assets
                                                         Company's                 Owners -  Contract Owners Attributable to
                                         Investments at   General                  Annuity   - Accumulation  Contract Owner
Sub-accounts                               Fair Value   Account, Net  Net Assets   Reserves     Reserves        Reserves
------------                             -------------- ------------ ------------ ---------- --------------- ---------------
Fidelity VIP Contrafund Portfolio
  Service Class 2                         $  5,614,945     $  --     $  5,614,945 $   12,619  $  5,602,326    $  5,614,945
Fidelity VIP Equity-Income Portfolio
  Service Class 2                            6,837,992        --        6,837,992      1,267     6,836,725       6,837,992
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2                 18,365,884        --       18,365,884     29,062    18,336,822      18,365,884
Fidelity VIP Mid Cap Portfolio Service
  Class 2                                    9,809,245        --        9,809,245      2,416     9,806,829       9,809,245
Fidelity VIP Overseas Portfolio Service
  Class 2                                    6,094,729        --        6,094,729      1,066     6,093,663       6,094,729
SST SA Allocation Balanced Portfolio
  Class 3                                   80,812,221        --       80,812,221    115,003    80,697,218      80,812,221
SST SA Allocation Growth Portfolio
  Class 3                                   51,772,017        --       51,772,017     35,983    51,736,034      51,772,017
SST SA Allocation Moderate Growth
  Portfolio Class 3                        280,617,618        --      280,617,618         --   280,617,618     280,617,618
SST SA Allocation Moderate Portfolio
  Class 3                                  116,260,671        --      116,260,671    256,404   116,004,267     116,260,671
SST Balanced Growth Strategy Class 1        15,983,415        --       15,983,415    347,109    15,636,306      15,983,415
SST Balanced Growth Strategy Class 2        62,069,000        --       62,069,000    179,101    61,889,899      62,069,000
SST Balanced Growth Strategy Class 3        35,013,751        --       35,013,751     99,732    34,914,019      35,013,751
SST Conservative Growth Strategy
  Class 1                                    9,553,070        --        9,553,070    175,326     9,377,744       9,553,070
SST Conservative Growth Strategy
  Class 2                                   47,285,607        --       47,285,607    307,274    46,978,333      47,285,607
SST Conservative Growth Strategy
  Class 3                                   28,453,180        --       28,453,180    258,084    28,195,096      28,453,180
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1             2,138,769        --        2,138,769     34,290     2,104,479       2,138,769
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2            25,740,102        --       25,740,102     79,853    25,660,249      25,740,102
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3            15,129,499        --       15,129,499     77,379    15,052,120      15,129,499
SST Growth Strategy Class 1                 20,004,341        --       20,004,341     49,094    19,955,247      20,004,341
SST Growth Strategy Class 2                 39,423,812        --       39,423,812         --    39,423,812      39,423,812
SST Growth Strategy Class 3                 48,354,025        --       48,354,025  1,169,624    47,184,401      48,354,025
SST SA Multi-Managed International
  Equity Portfolio Class 1                   1,408,633        --        1,408,633         --     1,408,633       1,408,633
SST SA Multi-Managed International
  Equity Portfolio Class 2                  22,756,422        --       22,756,422    102,632    22,653,790      22,756,422
SST SA Multi-Managed International
  Equity Portfolio Class 3                  16,569,778        --       16,569,778     20,790    16,548,988      16,569,778
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1                   4,552,952        --        4,552,952     12,386     4,540,566       4,552,952
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2                  35,563,445        --       35,563,445    140,945    35,422,500      35,563,445
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3                  18,164,704        --       18,164,704     77,904    18,086,800      18,164,704
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1                    3,841,617        --        3,841,617      1,377     3,840,240       3,841,617
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2                   29,171,388        --       29,171,388    121,881    29,049,507      29,171,388
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3                   15,300,926        --       15,300,926     53,013    15,247,913      15,300,926
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1                   3,533,711        --        3,533,711     37,442     3,496,269       3,533,711
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2                  23,446,504        --       23,446,504    124,289    23,322,215      23,446,504
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3                  14,598,759        --       14,598,759     90,637    14,508,122      14,598,759
SST Moderate Growth Strategy Class 1        17,998,920        --       17,998,920    108,467    17,890,453      17,998,920
SST Moderate Growth Strategy Class 2        79,455,511        --       79,455,511    116,383    79,339,128      79,455,511
SST Moderate Growth Strategy Class 3        67,443,647        --       67,443,647     42,194    67,401,453      67,443,647
SST SA Wellington Real Return
  Portfolio Class 3                          7,251,801        --        7,251,801      1,073     7,250,728       7,251,801
SST SA Columbia Focused Growth
  Portfolio Class 1                          1,172,090        --        1,172,090     15,660     1,156,430       1,172,090
SST SA Columbia Focused Growth
  Portfolio Class 2                         27,293,119        --       27,293,119     63,264    27,229,855      27,293,119
SST SA Columbia Focused Growth
  Portfolio Class 3                         21,154,141        --       21,154,141     21,755    21,132,386      21,154,141
SST SA Columbia Focused Value
  Portfolio Class 2                         15,743,345        --       15,743,345     92,931    15,650,414      15,743,345
SST SA Columbia Focused Value
  Portfolio Class 3                         11,317,573        --       11,317,573      2,130    11,315,443      11,317,573
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                          3,086,994        --        3,086,994      2,324     3,084,670       3,086,994
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                         26,548,918        --       26,548,918    107,631    26,441,287      26,548,918
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                         16,618,205        --       16,618,205     43,943    16,574,262      16,618,205
SST SA Multi-Managed Small Cap
  Portfolio Class 1                          1,852,698        --        1,852,698      1,759     1,850,939       1,852,698
SST SA Multi-Managed Small Cap
  Portfolio Class 2                         18,656,254        --       18,656,254    129,700    18,526,554      18,656,254
SST SA Multi-Managed Small Cap
  Portfolio Class 3                         12,179,315        --       12,179,315     46,609    12,132,706      12,179,315
SAST SA American Funds Global
  Growth Portfolio Class 3                   8,008,997        --        8,008,997      1,134     8,007,863       8,008,997
SAST SA American Funds Growth
  Portfolio Class 3                          4,583,646        --        4,583,646        475     4,583,171       4,583,646
SAST SA American Funds Growth-
  Income Portfolio Class 3                   6,481,761        --        6,481,761        749     6,481,012       6,481,761
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                            623,192        --          623,192         --       623,192         623,192
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                          5,312,391        --        5,312,391     52,437     5,259,954       5,312,391
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                         10,190,094        --       10,190,094     43,222    10,146,872      10,190,094
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                         59,638,685        --       59,638,685         --    59,638,685      59,638,685
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                         56,197,003        --       56,197,003         --    56,197,003      56,197,003
T. Rowe Price Blue Chip Growth
  Portfolio Class II                         4,963,394        --        4,963,394     13,864     4,949,530       4,963,394
T. Rowe Price Equity Income Portfolio
  Class II                                   7,160,307        --        7,160,307      1,285     7,159,022       7,160,307

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017

                                                                            Net Asset
                                                                            Value per Shares at Fair Cost of Shares
Sub-accounts                                                       Shares     Share       Value           Held      Level*
------------                                                     ---------- --------- -------------- -------------- ------
Fidelity VIP Contrafund Portfolio Service Class 2                   151,550  $37.05    $  5,614,945   $  4,896,807    1
Fidelity VIP Equity-Income Portfolio Service Class 2                293,224   23.32       6,837,992      6,272,731    1
Fidelity VIP Investment Grade Bond Portfolio Service Class 2      1,470,447   12.49      18,365,884     18,364,430    1
Fidelity VIP Mid Cap Portfolio Service Class 2                      259,573   37.79       9,809,245      8,498,194    1
Fidelity VIP Overseas Portfolio Service Class 2                     268,964   22.66       6,094,729      4,920,273    1
SST SA Allocation Balanced Portfolio Class 3                      7,410,172   10.91      80,812,221     82,323,012    1
SST SA Allocation Growth Portfolio Class 3                        3,570,794   14.50      51,772,017     36,834,594    1
SST SA Allocation Moderate Growth Portfolio Class 3              23,767,840   11.81     280,617,618    256,903,208    1
SST SA Allocation Moderate Portfolio Class 3                      9,961,577   11.67     116,260,671    106,830,227    1
SST Balanced Growth Strategy Class 1                                373,411   42.80      15,983,415      6,720,181    1
SST Balanced Growth Strategy Class 2                              1,488,442   41.70      62,069,000     31,356,912    1
SST Balanced Growth Strategy Class 3                                852,043   41.09      35,013,751     19,885,434    1
SST Conservative Growth Strategy Class 1                            246,390   38.77       9,553,070      4,672,726    1
SST Conservative Growth Strategy Class 2                          1,252,398   37.76      47,285,607     27,749,511    1
SST Conservative Growth Strategy Class 3                            764,795   37.20      28,453,180     20,265,014    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1     182,624   11.71       2,138,769      2,137,661    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2   2,199,716   11.70      25,740,102     25,595,574    1
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3   1,299,032   11.65      15,129,499     15,156,004    1
SST Growth Strategy Class 1                                         394,251   50.74      20,004,341      7,362,312    1
SST Growth Strategy Class 2                                         797,773   49.42      39,423,812     16,932,554    1
SST Growth Strategy Class 3                                         993,688   48.66      48,354,025     28,357,513    1
SST SA Multi-Managed International Equity Portfolio Class 1         144,206    9.77       1,408,633      1,036,203    1
SST SA Multi-Managed International Equity Portfolio Class 2       2,325,189    9.79      22,756,422     17,888,959    1
SST SA Multi-Managed International Equity Portfolio Class 3       1,698,253    9.76      16,569,778     13,377,736    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 1             303,494   15.00       4,552,952      3,501,322    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 2           2,417,985   14.71      35,563,445     28,316,139    1
SST SA Multi-Managed Large Cap Growth Portfolio Class 3           1,247,098   14.57      18,164,704     15,178,346    1
SST SA Multi-Managed Large Cap Value Portfolio Class 1              223,114   17.22       3,841,617      3,041,116    1
SST SA Multi-Managed Large Cap Value Portfolio Class 2            1,695,634   17.20      29,171,388     22,284,337    1
SST SA Multi-Managed Large Cap Value Portfolio Class 3              889,445   17.20      15,300,926     12,399,424    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1               192,368   18.37       3,533,711      2,399,526    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2             1,333,592   17.58      23,446,504     16,995,926    1
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3               851,599   17.14      14,598,759     11,694,307    1
SST Moderate Growth Strategy Class 1                                384,135   46.86      17,998,920      6,515,653    1
SST Moderate Growth Strategy Class 2                              1,740,620   45.65      79,455,511     35,659,492    1
SST Moderate Growth Strategy Class 3                              1,500,092   44.96      67,443,647     34,540,712    1
SST SA Wellington Real Return Portfolio Class 3                     756,138    9.59       7,251,801      7,428,961    1
SST SA Columbia Focused Growth Portfolio Class 1                    113,452   10.33       1,172,090      1,098,961    1
SST SA Columbia Focused Growth Portfolio Class 2                  2,761,738    9.88      27,293,119     25,337,862    1
SST SA Columbia Focused Growth Portfolio Class 3                  2,197,723    9.63      21,154,141     19,915,338    1
SST SA Columbia Focused Value Portfolio Class 2                     745,705   21.11      15,743,345     10,439,189    1
SST SA Columbia Focused Value Portfolio Class 3                     537,310   21.06      11,317,573      7,985,592    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 1                180,490   17.10       3,086,994      2,597,781    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 2              1,556,484   17.06      26,548,918     23,794,852    1
SST SA Multi-Managed Mid Cap Value Portfolio Class 3                976,103   17.03      16,618,205     15,735,188    1
SST SA Multi-Managed Small Cap Portfolio Class 1                    129,977   14.25       1,852,698      1,386,689    1
SST SA Multi-Managed Small Cap Portfolio Class 2                  1,343,135   13.89      18,656,254     14,193,622    1
SST SA Multi-Managed Small Cap Portfolio Class 3                    890,823   13.67      12,179,315      9,832,691    1
SAST SA American Funds Global Growth Portfolio Class 3              611,861   13.09       8,008,997      7,919,724    1
SAST SA American Funds Growth Portfolio Class 3                     349,466   13.12       4,583,646      4,374,535    1
SAST SA American Funds Growth-Income Portfolio Class 3              500,527   12.95       6,481,761      6,351,142    1
SAST SA DFA Ultra Short Bond Portfolio Class 1                       58,975   10.57         623,192        621,955    1
SAST SA DFA Ultra Short Bond Portfolio Class 2                      508,725   10.44       5,312,391      5,308,763    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                      984,251   10.35      10,190,094     10,324,866    1
SAST SA VCP Dynamic Allocation Portfolio Class 3                  4,197,654   14.21      59,638,685     51,873,965    1
SAST SA VCP Dynamic Strategy Portfolio Class 3                    3,967,517   14.16      56,197,003     48,406,066    1
T. Rowe Price Blue Chip Growth Portfolio Class II                   164,405   30.19       4,963,394      3,611,862    1
T. Rowe Price Equity Income Portfolio Class II                      245,552   29.16       7,160,307      6,541,085    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                  Fidelity VIP
                                                  Fidelity VIP    Fidelity VIP     Investment     Fidelity VIP    Fidelity VIP
                                                   Contrafund     Equity-Income    Grade Bond        Mid Cap        Overseas
                                                    Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
                                                 Service Class 2 Service Class 2 Service Class 2 Service Class 2 Service Class 2
                                                 --------------- --------------- --------------- --------------- ---------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                       $    42,141     $   101,650     $   409,435     $    47,953     $    69,545
   Mortality and expense risk and
     administrative charges                            (86,217)       (106,689)       (285,796)       (152,834)        (95,008)
                                                   -----------     -----------     -----------     -----------     -----------
   Net investment income (loss)                        (44,076)         (5,039)        123,639        (104,881)        (25,463)
   Net realized gain (loss)                            209,002         136,485        (137,514)        304,937         425,301
   Capital gain distribution from mutual funds         304,903         145,754          88,807         477,458           5,412
   Change in unrealized appreciation
     (depreciation) of investments                     540,192         439,691         388,716       1,034,643       1,114,866
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets from
  operations                                         1,010,021         716,891         463,648       1,712,157       1,520,116
                                                   -----------     -----------     -----------     -----------     -----------
From contract transactions:
   Payments received from contract owners               90,013          10,999         119,812          76,044           1,137
   Payments for contract benefits or
     terminations                                     (978,080)     (1,112,198)     (3,040,549)     (1,507,997)       (808,520)
   Transfers between sub-accounts (including
     fixed account), net                               (40,838)        230,288       1,048,052        (358,583)       (533,321)
   Contract maintenance charges                        (35,707)        (58,712)       (151,391)        (94,960)        (59,227)
   Adjustments to net assets allocated to
     contracts in payout period                           (516)              7              20              14               7
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets from contract
  transactions                                        (965,128)       (929,616)     (2,024,056)     (1,885,482)     (1,399,924)
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets                       44,893        (212,725)     (1,560,408)       (173,325)        120,192
Net assets at beginning of period                    5,570,052       7,050,717      19,926,292       9,982,570       5,974,537
                                                   -----------     -----------     -----------     -----------     -----------
Net assets at end of period                        $ 5,614,945     $ 6,837,992     $18,365,884     $ 9,809,245     $ 6,094,729
                                                   ===========     ===========     ===========     ===========     ===========
Beginning units                                        372,431         499,213       1,578,102         619,938         700,048
Units issued                                            16,013          27,124         162,625          13,065          14,926
Units redeemed                                         (74,742)        (89,749)       (320,397)       (119,682)       (156,979)
                                                   -----------     -----------     -----------     -----------     -----------
Ending units                                           313,702         436,588       1,420,330         513,321         557,995
                                                   ===========     ===========     ===========     ===========     ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                       $    34,372     $   151,201     $   440,425     $    30,819     $    73,389
   Mortality and expense risk and
     administrative charges                            (89,667)       (114,741)       (318,880)       (155,958)        (94,296)
                                                   -----------     -----------     -----------     -----------     -----------
   Net investment income (loss)                        (55,295)         36,460         121,545        (125,139)        (20,907)
   Net realized gain (loss)                            371,627         228,562        (119,212)        285,692         243,480
   Capital gain distribution from mutual funds         496,735         501,998          10,701         663,819          10,211
   Change in unrealized appreciation
     (depreciation) of investments                    (478,295)        336,489         611,446         141,690        (667,553)
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets from
  operations                                           334,772       1,103,509         624,480         966,062        (434,769)
                                                   -----------     -----------     -----------     -----------     -----------
From contract transactions:
   Payments received from contract owners               23,787          33,822         387,859          46,529           6,338
   Payments for contract benefits or
     terminations                                     (930,567)     (1,178,615)     (2,844,919)     (1,096,218)       (683,706)
   Transfers between sub-accounts (including
     fixed account), net                              (225,725)       (534,915)        744,672        (738,775)        384,529
   Contract maintenance charges                        (40,060)        (66,458)       (169,531)       (102,515)        (61,495)
   Adjustments to net assets allocated to
     contracts in payout period                            353               6              13              11               4
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets from contract
  transactions                                      (1,172,212)     (1,746,160)     (1,881,906)     (1,890,968)       (354,330)
                                                   -----------     -----------     -----------     -----------     -----------
Increase (decrease) in net assets                     (837,440)       (642,651)     (1,257,426)       (924,906)       (789,099)
Net assets at beginning of period                    6,407,492       7,693,368      21,183,718      10,907,476       6,763,636
                                                   -----------     -----------     -----------     -----------     -----------
Net assets at end of period                        $ 5,570,052     $ 7,050,717     $19,926,292     $ 9,982,570     $ 5,974,537
                                                   ===========     ===========     ===========     ===========     ===========
Beginning units                                        454,136         631,284       1,727,608         746,687         739,066
Units issued                                            31,923          23,633         275,107          20,722          89,471
Units redeemed                                        (113,628)       (155,704)       (424,613)       (147,471)       (128,489)
                                                   -----------     -----------     -----------     -----------     -----------
Ending units                                           372,431         499,213       1,578,102         619,938         700,048
                                                   ===========     ===========     ===========     ===========     ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                        SST SA
                                                            SST SA        SST SA      Allocation      SST SA
                                                          Allocation    Allocation     Moderate     Allocation   SST Balanced
                                                           Balanced       Growth        Growth       Moderate       Growth
                                                          Portfolio     Portfolio     Portfolio     Portfolio      Strategy
                                                           Class 3       Class 3       Class 3       Class 3       Class 1
                                                         ------------  ------------  ------------  ------------  ------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                             $  1,280,381  $    497,442  $  3,887,838  $  1,674,337  $        --
   Mortality and expense risk and administrative
     charges                                               (1,300,448)     (809,327)   (4,403,415)   (1,882,677)    (225,550)
                                                         ------------  ------------  ------------  ------------  -----------
   Net investment income (loss)                               (20,067)     (311,885)     (515,577)     (208,340)    (225,550)
   Net realized gain (loss)                                 1,898,765     3,566,851     6,019,268     3,652,586    1,627,353
   Capital gain distribution from mutual funds              2,655,245     1,158,818     8,916,968     2,493,405           --
   Change in unrealized appreciation (depreciation)
     of investments                                         2,763,629     3,438,820    21,766,270     7,395,891      964,068
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations           7,297,572     7,852,604    36,186,929    13,333,542    2,365,871
                                                         ------------  ------------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                     697,717        67,275       407,910       255,929        2,880
   Payments for contract benefits or terminations         (15,601,172)   (9,194,054)  (38,454,497)  (20,296,035)  (1,989,535)
   Transfers between sub-accounts (including fixed
     account), net                                           (832,630)     (496,691)   (4,175,245)     (692,201)     (23,557)
   Contract maintenance charges                              (705,084)     (234,682)   (2,720,507)   (1,062,648)      (6,122)
   Adjustments to net assets allocated to contracts in
     payout period                                             (5,514)          289            --        13,445       (1,208)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (16,446,683)   (9,857,863)  (44,942,339)  (21,781,510)  (2,017,542)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets                          (9,149,111)   (2,005,259)   (8,755,410)   (8,447,968)     348,329
Net assets at beginning of period                          89,961,332    53,777,276   289,373,028   124,708,639   15,635,086
                                                         ------------  ------------  ------------  ------------  -----------
Net assets at end of period                              $ 80,812,221  $ 51,772,017  $280,617,618  $116,260,671  $15,983,415
                                                         ============  ============  ============  ============  ===========
Beginning units                                             6,346,341     3,655,257    20,451,173     8,762,463      565,659
Units issued                                                  228,443        52,393       376,001       125,995       18,239
Units redeemed                                             (1,334,510)     (674,067)   (3,334,196)   (1,565,807)     (84,878)
                                                         ------------  ------------  ------------  ------------  -----------
Ending units                                                5,240,274     3,033,583    17,492,978     7,322,651      499,020
                                                         ============  ============  ============  ============  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                             $  1,736,095  $    961,989  $  5,194,273  $  2,243,756  $        --
   Mortality and expense risk and administrative
     charges                                               (1,458,243)     (883,414)   (4,564,027)   (1,939,865)    (239,307)
                                                         ------------  ------------  ------------  ------------  -----------
   Net investment income (loss)                               277,852        78,575       630,246       303,891     (239,307)
   Net realized gain (loss)                                 1,886,886     3,256,894     5,293,954     3,155,931    1,858,276
   Capital gain distribution from mutual funds              8,621,081     1,318,612    39,668,354    13,166,137           --
   Change in unrealized appreciation (depreciation)
     of investments                                        (7,404,602)   (2,528,477)  (34,236,436)  (12,143,580)  (1,171,824)
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations           3,381,217     2,125,604    11,356,118     4,482,379      447,145
                                                         ------------  ------------  ------------  ------------  -----------
From contract transactions:
   Payments received from contract owners                     323,389       358,781       974,404       650,650      195,623
   Payments for contract benefits or terminations         (14,775,108)  (10,441,748)  (31,274,494)  (13,562,427)  (2,271,587)
   Transfers between sub-accounts (including fixed
     account), net                                           (144,187)   (1,717,924)   (4,704,027)    1,831,247     (953,013)
   Contract maintenance charges                              (780,740)     (275,935)   (2,892,200)   (1,098,868)      (6,703)
   Adjustments to net assets allocated to contracts in
     payout period                                            (12,980)          204            --        (4,863)       3,712
                                                         ------------  ------------  ------------  ------------  -----------
Increase (decrease) in net assets from contract
  transactions                                            (15,389,626)  (12,076,622)  (37,896,317)  (12,184,261)  (3,031,968)
Increase (decrease) in net assets                         (12,008,409)   (9,951,018)  (26,540,199)   (7,701,882)  (2,584,823)
Net assets at beginning of period                         101,969,741    63,728,294   315,913,227   132,410,521   18,219,909
                                                         ------------  ------------  ------------  ------------  -----------
Net assets at end of period                              $ 89,961,332  $ 53,777,276  $289,373,028  $124,708,639  $15,635,086
                                                         ============  ============  ============  ============  ===========
Beginning units                                             7,455,856     4,514,857    23,236,478     9,672,034      677,168
Units issued                                                  255,199        33,300       514,577       709,996       19,285
Units redeemed                                             (1,364,714)     (892,900)   (3,299,882)   (1,619,567)    (130,794)
                                                         ------------  ------------  ------------  ------------  -----------
Ending units                                                6,346,341     3,655,257    20,451,173     8,762,463      565,659
                                                         ============  ============  ============  ============  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                             SST          SST          SST
                                                              SST Balanced  SST Balanced Conservative Conservative Conservative
                                                                 Growth        Growth       Growth       Growth       Growth
                                                                Strategy      Strategy     Strategy     Strategy     Strategy
                                                                Class 2       Class 3      Class 1      Class 2      Class 3
                                                              ------------  ------------ ------------ ------------ ------------
For the Year Ended December 31, 2017
From operations:
   Mortality and expense risk and administrative
     charges                                                  $ (1,011,883) $  (552,123) $  (139,426) $  (769,711) $  (429,758)
                                                              ------------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                 (1,011,883)    (552,123)    (139,426)    (769,711)    (429,758)
   Net realized gain (loss)                                      7,147,490    4,260,159    1,079,167    3,928,200    2,104,126
   Change in unrealized appreciation (depreciation) of
     investments                                                 3,058,688    1,530,061      258,400    2,428,848    1,653,517
                                                              ------------  -----------  -----------  -----------  -----------
   Increase (decrease) in net assets from operations             9,194,295    5,238,097    1,198,141    5,587,337    3,327,885
                                                              ------------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           37,603    1,619,021      139,286      253,322    1,249,066
   Payments for contract benefits or terminations              (10,122,691)  (7,968,609)  (1,894,695)  (7,107,241)  (4,455,629)
   Transfers between sub-accounts (including fixed
     account), net                                                (895,502)    (241,942)      (4,036)     334,735      273,059
   Contract maintenance charges                                    (29,224)    (102,141)      (3,830)     (19,170)     (84,880)
   Adjustments to net assets allocated to contracts in
     payout period                                                   2,177       (2,096)       3,162       (3,779)      (1,056)
                                                              ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (11,007,637)  (6,695,767)  (1,760,113)  (6,542,133)  (3,019,440)
                                                              ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                               (1,813,342)  (1,457,670)    (561,972)    (954,796)     308,445
Net assets at beginning of period                               63,882,342   36,471,421   10,115,042   48,240,403   28,144,735
                                                              ------------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 62,069,000  $35,013,751  $ 9,553,070  $47,285,607  $28,453,180
                                                              ============  ===========  ===========  ===========  ===========
Beginning units                                                  2,443,583    1,398,070      392,885    1,981,285    1,151,663
Units issued                                                        34,360       83,842        7,319       57,246       85,361
Units redeemed                                                    (423,844)    (317,560)     (70,937)    (309,252)    (201,665)
                                                              ------------  -----------  -----------  -----------  -----------
Ending units                                                     2,054,099    1,164,352      329,267    1,729,279    1,035,359
                                                              ============  ===========  ===========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Mortality and expense risk and administrative
     charges                                                  $ (1,070,700) $  (606,801) $  (158,259) $  (803,440) $  (463,829)
                                                              ------------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                 (1,070,700)    (606,801)    (158,259)    (803,440)    (463,829)
   Net realized gain (loss)                                      6,190,322    4,702,858    1,276,471    3,211,819    2,960,908
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,637,028)  (3,257,246)    (769,573)  (1,052,562)  (1,615,691)
                                                              ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                1,482,594      838,811      348,639    1,355,817      881,388
                                                              ------------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           95,195      631,458          180      113,409    1,012,259
   Payments for contract benefits or terminations               (7,933,023)  (8,668,594)  (1,499,639)  (5,675,868)  (5,445,974)
   Transfers between sub-accounts (including fixed
     account), net                                              (1,614,074)    (523,125)    (763,853)    (691,520)  (2,344,368)
   Contract maintenance charges                                    (32,431)    (112,693)      (4,446)     (21,674)    (100,560)
   Adjustments to net assets allocated to contracts in
     payout period                                                 (11,811)       1,278          664        2,569        1,175
                                                              ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (9,496,144)  (8,671,676)  (2,267,094)  (6,273,084)  (6,877,468)
                                                              ------------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                               (8,013,550)  (7,832,865)  (1,918,455)  (4,917,267)  (5,996,080)
Net assets at beginning of period                               71,895,892   44,304,286   12,033,497   53,157,670   34,140,815
                                                              ------------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 63,882,342  $36,471,421  $10,115,042  $48,240,403  $28,144,735
                                                              ============  ===========  ===========  ===========  ===========
Beginning units                                                  2,814,921    1,738,857      482,386    2,244,274    1,434,640
Units issued                                                        81,931       73,971        8,731       55,465       77,769
Units redeemed                                                    (453,269)    (414,758)     (98,232)    (318,454)    (360,746)
                                                              ------------  -----------  -----------  -----------  -----------
Ending units                                                     2,443,583    1,398,070      392,885    1,981,285    1,151,663
                                                              ============  ===========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                 SST SA       SST SA       SST SA
                                                                 Multi-       Multi-       Multi-
                                                                Managed      Managed      Managed
                                                              Diversified  Diversified  Diversified
                                                              Fixed Income Fixed Income Fixed Income  SST Growth   SST Growth
                                                               Portfolio    Portfolio    Portfolio     Strategy     Strategy
                                                                Class 1      Class 2      Class 3      Class 1      Class 2
                                                              ------------ ------------ ------------ -----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $    56,916  $   539,386  $   281,373  $        --  $        --
   Mortality and expense risk and administrative charges          (36,275)    (437,585)    (235,890)    (275,060)    (619,956)
                                                              -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                    20,641      101,801       45,483     (275,060)    (619,956)
   Net realized gain (loss)                                        18,042      181,142      (91,369)   2,191,192    3,823,378
   Capital gain distribution from mutual funds                      5,151       52,285       29,528           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   21,692      275,022      358,066    1,630,820    3,664,004
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                  65,526      610,250      341,708    3,546,952    6,867,426
                                                              -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                              --       71,598      914,204       22,500       60,081
   Payments for contract benefits or terminations                (588,052)  (4,550,278)  (2,814,366)  (2,525,288)  (4,463,707)
   Transfers between sub-accounts (including fixed
     account), net                                                  1,390      818,836      371,972     (338,286)    (424,391)
   Contract maintenance charges                                      (882)     (23,218)     (43,583)     (10,048)     (19,828)
   Adjustments to net assets allocated to contracts in
     payout period                                                     79          131       (3,387)           3           --
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions     (587,465)  (3,682,931)  (1,575,160)  (2,851,119)  (4,847,845)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                                (521,939)  (3,072,681)  (1,233,452)     695,833    2,019,581
Net assets at beginning of period                               2,660,708   28,812,783   16,362,951   19,308,508   37,404,231
                                                              -----------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 2,138,769  $25,740,102  $15,129,499  $20,004,341  $39,423,812
                                                              ===========  ===========  ===========  ===========  ===========
Beginning units                                                   167,289    1,929,783    1,103,359      608,800    1,245,137
Units issued                                                          369      113,137      140,006        7,485       32,472
Units redeemed                                                    (36,526)    (356,278)    (248,640)     (89,408)    (176,183)
                                                              -----------  -----------  -----------  -----------  -----------
Ending units                                                      131,132    1,686,642      994,725      526,877    1,101,426
                                                              ===========  ===========  ===========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $    38,204  $   311,624  $   160,630  $        --  $        --
   Mortality and expense risk and administrative charges          (46,954)    (527,051)    (320,279)    (282,427)    (615,141)
                                                              -----------  -----------  -----------  -----------  -----------
   Net investment income (loss)                                    (8,750)    (215,427)    (159,649)    (282,427)    (615,141)
   Net realized gain (loss)                                        19,367      376,955      294,939    3,034,516    3,530,825
   Capital gain distribution from mutual funds                     25,056      232,898      131,873           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   35,524      329,079      281,425   (2,171,599)  (1,814,900)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                  71,197      723,505      548,588      580,490    1,100,784
                                                              -----------  -----------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                              --       38,698      365,990       52,857       63,492
   Payments for contract benefits or terminations                (582,093)  (4,961,064)  (4,997,050)  (3,916,274)  (5,216,457)
   Transfers between sub-accounts (including fixed
     account), net                                               (493,439)      (4,872)     788,508   (1,007,623)    (758,103)
   Contract maintenance charges                                    (1,070)     (31,666)     (74,884)     (11,349)     (24,623)
   Adjustments to net assets allocated to contracts in
     payout period                                                    177          100        3,765         (114)          --
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (1,076,425)  (4,958,804)  (3,913,671)  (4,882,503)  (5,935,691)
                                                              -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets                              (1,005,228)  (4,235,299)  (3,365,083)  (4,302,013)  (4,834,907)
Net assets at beginning of period                               3,665,936   33,048,082   19,728,034   23,610,521   42,239,138
                                                              -----------  -----------  -----------  -----------  -----------
Net assets at end of period                                   $ 2,660,708  $28,812,783  $16,362,951  $19,308,508  $37,404,231
                                                              ===========  ===========  ===========  ===========  ===========
Beginning units                                                   235,131    2,248,685    1,353,035      771,142    1,451,938
Units issued                                                        1,063      318,100      475,347        5,127       14,536
Units redeemed                                                    (68,905)    (637,002)    (725,023)    (167,469)    (221,337)
                                                              -----------  -----------  -----------  -----------  -----------
Ending units                                                      167,289    1,929,783    1,103,359      608,800    1,245,137
                                                              ===========  ===========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                               SST SA        SST SA        SST SA       SST SA
                                                                               Multi-        Multi-        Multi-       Multi-
                                                                               Managed       Managed       Managed      Managed
                                                                            International International International  Large Cap
                                                               SST Growth      Equity        Equity        Equity       Growth
                                                                Strategy      Portfolio     Portfolio     Portfolio    Portfolio
                                                                Class 3        Class 1       Class 2       Class 3      Class 1
                                                              ------------  ------------- ------------- ------------- ----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $         --   $   28,394    $   432,780   $   297,205  $   21,819
   Mortality and expense risk and administrative charges          (748,022)     (19,562)      (350,198)     (250,827)    (60,704)
                                                              ------------   ----------    -----------   -----------  ----------
   Net investment income (loss)                                   (748,022)       8,832         82,582        46,378     (38,885)
   Net realized gain (loss)                                      6,330,413       77,997        912,672       697,141     219,454
   Capital gain distribution from mutual funds                          --           --             --            --     257,189
   Change in unrealized appreciation (depreciation) of
     investments                                                 3,109,490      223,989      3,709,479     2,829,701     555,681
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets from operations                8,691,881      310,818      4,704,733     3,573,220     993,439
                                                              ------------   ----------    -----------   -----------  ----------
From contract transactions:
   Payments received from contract owners                          575,305           --         27,534       546,904       1,000
   Payments for contract benefits or terminations              (10,192,729)    (212,280)    (2,002,681)   (2,359,355)   (429,325)
   Transfers between sub-accounts (including fixed
     account), net                                               2,457,075       (1,604)       128,424      (951,294)    (15,117)
   Contract maintenance charges                                   (232,368)        (473)       (34,452)      (66,213)     (1,272)
   Adjustments to net assets allocated to contracts in
     payout period                                                       2           --            837        (1,135)         16
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets from contract transactions    (7,392,715)    (214,357)    (1,880,338)   (2,831,093)   (444,698)
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets                                1,299,166       96,461      2,824,395       742,127     548,741
Net assets at beginning of period                               47,054,859    1,312,172     19,932,027    15,827,651   4,004,211
                                                              ------------   ----------    -----------   -----------  ----------
Net assets at end of period                                   $ 48,354,025   $1,408,633    $22,756,422   $16,569,778  $4,552,952
                                                              ============   ==========    ===========   ===========  ==========
Beginning units                                                  1,563,175      127,067      2,040,046     1,625,705     230,008
Units issued                                                       165,625        1,989        144,248        83,966       2,663
Units redeemed                                                    (379,499)     (19,884)      (314,278)     (345,152)    (24,977)
                                                              ------------   ----------    -----------   -----------  ----------
Ending units                                                     1,349,301      109,172      1,870,016     1,364,519     207,694
                                                              ============   ==========    ===========   ===========  ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $         --   $   24,858    $   344,358   $   259,785  $   15,260
   Mortality and expense risk and administrative charges          (763,222)     (18,787)      (341,750)     (258,464)    (49,433)
                                                              ------------   ----------    -----------   -----------  ----------
   Net investment income (loss)                                   (763,222)       6,071          2,608         1,321     (34,173)
   Net realized gain (loss)                                      5,484,785       40,610        653,966       214,571     207,625
   Capital gain distribution from mutual funds                          --           --             --            --     107,885
   Change in unrealized appreciation (depreciation) of
     investments                                                (3,372,187)     (76,861)    (1,153,207)     (582,625)   (260,562)
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets from operations                1,349,376      (30,180)      (496,633)     (366,733)     20,775
                                                              ------------   ----------    -----------   -----------  ----------
From contract transactions:
   Payments received from contract owners                          309,678           --         52,124       256,270      18,276
   Payments for contract benefits or terminations               (8,390,269)    (184,054)    (2,897,760)   (2,585,234)   (590,599)
   Transfers between sub-accounts (including fixed
     account), net                                              (2,991,506)     (20,099)      (486,760)     (101,541)    493,276
   Contract maintenance charges                                   (212,752)        (555)       (37,623)      (74,610)     (1,489)
   Adjustments to net assets allocated to contracts in
     payout period                                                      49           --            765        (2,036)        (50)
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets from contract transactions   (11,284,800)    (204,708)    (3,369,254)   (2,507,151)    (80,586)
                                                              ------------   ----------    -----------   -----------  ----------
Increase (decrease) in net assets                               (9,935,424)    (234,888)    (3,865,887)   (2,873,884)    (59,811)
Net assets at beginning of period                               56,990,283    1,547,060     23,797,914    18,701,535   4,064,022
                                                              ------------   ----------    -----------   -----------  ----------
Net assets at end of period                                   $ 47,054,859   $1,312,172    $19,932,027   $15,827,651  $4,004,211
                                                              ============   ==========    ===========   ===========  ==========
Beginning units                                                  1,952,402      147,583      2,391,016     1,885,408     237,388
Units issued                                                        44,825        2,279        110,218       110,922      34,009
Units redeemed                                                    (434,052)     (22,795)      (461,188)     (370,625)    (41,389)
                                                              ------------   ----------    -----------   -----------  ----------
Ending units                                                     1,563,175      127,067      2,040,046     1,625,705     230,008
                                                              ============   ==========    ===========   ===========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                SST SA       SST SA       SST SA      SST SA       SST SA
                                                                Multi-       Multi-       Multi-      Multi-       Multi-
                                                                Managed      Managed      Managed     Managed      Managed
                                                               Large Cap    Large Cap    Large Cap   Large Cap    Large Cap
                                                                Growth       Growth        Value       Value        Value
                                                               Portfolio    Portfolio    Portfolio   Portfolio    Portfolio
                                                                Class 2      Class 3      Class 1     Class 2      Class 3
                                                              -----------  -----------  ----------  -----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $   130,076  $    45,685  $   80,715  $   581,718  $   284,280
   Mortality and expense risk and administrative charges         (547,203)    (269,441)    (53,114)    (470,706)    (230,184)
                                                              -----------  -----------  ----------  -----------  -----------
   Net investment income (loss)                                  (417,127)    (223,756)     27,601      111,012       54,096
   Net realized gain (loss)                                     2,431,918    1,354,830     161,427    1,987,224    1,051,139
   Capital gain distribution from mutual funds                  2,044,679    1,054,572     286,762    2,203,293    1,150,427
   Change in unrealized appreciation (depreciation) of
     investments                                                3,645,855    1,788,318     (22,709)    (893,843)    (492,909)
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations               7,705,325    3,973,964     453,081    3,407,686    1,762,753
                                                              -----------  -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          42,103      299,297          --       29,110      398,141
   Payments for contract benefits or terminations              (3,408,905)  (2,440,999)   (311,189)  (3,218,974)  (2,285,551)
   Transfers between sub-accounts (including fixed
     account), net                                               (660,493)    (457,340)     11,492     (498,590)     (80,457)
   Contract maintenance charges                                   (35,926)     (40,398)     (1,012)     (31,001)     (30,128)
   Adjustments to net assets allocated to contracts in
     payout period                                                  1,653       (4,441)         --          747          568
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (4,061,568)  (2,643,881)   (300,709)  (3,718,708)  (1,997,427)
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               3,643,757    1,330,083     152,372     (311,022)    (234,674)
Net assets at beginning of period                              31,919,688   16,834,621   3,689,245   29,482,410   15,535,600
                                                              -----------  -----------  ----------  -----------  -----------
Net assets at end of period                                   $35,563,445  $18,164,704  $3,841,617  $29,171,388  $15,300,926
                                                              ===========  ===========  ==========  ===========  ===========
Beginning units                                                 1,939,954    1,025,261     152,627    1,297,424      685,070
Units issued                                                       93,240       50,473       2,160       41,725       33,921
Units redeemed                                                   (309,688)    (193,894)    (13,778)    (196,157)    (119,391)
                                                              -----------  -----------  ----------  -----------  -----------
Ending units                                                    1,723,506      881,840     141,009    1,142,992      599,600
                                                              ===========  ===========  ==========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                  $    93,478  $    33,345  $   48,198  $   431,512  $   219,709
   Mortality and expense risk and administrative charges         (541,512)    (279,797)    (41,428)    (465,764)    (242,112)
                                                              -----------  -----------  ----------  -----------  -----------
   Net investment income (loss)                                  (448,034)    (246,452)      6,770      (34,252)     (22,403)
   Net realized gain (loss)                                     2,114,533    1,359,141     211,368    1,882,670    1,188,263
   Capital gain distribution from mutual funds                  1,008,538      537,790      94,004      922,331      504,289
   Change in unrealized appreciation (depreciation) of
     investments                                               (2,311,861)  (1,491,375)     40,515      784,493      247,156
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                 363,176      159,104     352,657    3,555,242    1,917,305
                                                              -----------  -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          43,971      326,685       9,193       63,897      338,353
   Payments for contract benefits or terminations              (4,109,083)  (3,712,637)   (549,601)  (3,526,011)  (3,092,427)
   Transfers between sub-accounts (including fixed
     account), net                                             (1,283,847)    (576,250)    578,809     (459,245)    (712,325)
   Contract maintenance charges                                   (42,144)     (46,077)     (1,174)     (35,192)     (35,311)
   Adjustments to net assets allocated to contracts in
     payout period                                                  1,017        1,360          --          390       (2,902)
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (5,390,086)  (4,006,919)     37,227   (3,956,161)  (3,504,612)
                                                              -----------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets                              (5,026,910)  (3,847,815)    389,884     (400,919)  (1,587,307)
Net assets at beginning of period                              36,946,598   20,682,436   3,299,361   29,883,329   17,122,907
                                                              -----------  -----------  ----------  -----------  -----------
Net assets at end of period                                   $31,919,688  $16,834,621  $3,689,245  $29,482,410  $15,535,600
                                                              ===========  ===========  ==========  ===========  ===========
Beginning units                                                 2,275,371    1,275,375     154,890    1,486,789      852,924
Units issued                                                       65,558       59,398      28,875       65,816       37,773
Units redeemed                                                   (400,975)    (309,512)    (31,138)    (255,181)    (205,627)
                                                              -----------  -----------  ----------  -----------  -----------
Ending units                                                    1,939,954    1,025,261     152,627    1,297,424      685,070
                                                              ===========  ===========  ==========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                SST SA      SST SA       SST SA
                                                                Multi-      Multi-       Multi-
                                                              Managed Mid Managed Mid  Managed Mid  SST Moderate SST Moderate
                                                              Cap Growth  Cap Growth   Cap Growth      Growth       Growth
                                                               Portfolio   Portfolio    Portfolio     Strategy     Strategy
                                                                Class 1     Class 2      Class 3      Class 1      Class 2
                                                              ----------- -----------  -----------  ------------ ------------
For the Year Ended December 31, 2017
From operations:
   Mortality and expense risk and administrative charges      $  (47,430) $  (361,417) $  (216,881) $  (247,797) $ (1,242,421)
                                                              ----------  -----------  -----------  -----------  ------------
   Net investment income (loss)                                  (47,430)    (361,417)    (216,881)    (247,797)   (1,242,421)
   Net realized gain (loss)                                      201,188    1,959,479    1,394,896    1,544,748     6,437,270
   Capital gain distribution from mutual funds                   292,194    2,014,389    1,309,196           --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                 293,573    1,212,953      620,179    1,538,655     6,993,431
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations                739,525    4,825,404    3,107,390    2,835,606    12,188,280
                                                              ----------  -----------  -----------  -----------  ------------
From contract transactions:
   Payments received from contract owners                             --       37,934      569,501        5,002        59,180
   Payments for contract benefits or terminations               (311,998)  (2,127,214)  (2,462,249)  (1,779,015)   (8,903,162)
   Transfers between sub-accounts (including fixed
     account), net                                               (12,796)    (371,298)    (475,470)    (245,732)      442,697
   Contract maintenance charges                                   (1,001)     (16,527)     (27,940)      (8,319)      (39,105)
   Adjustments to net assets allocated to contracts in
     payout period                                                   339          757       (3,568)         163           639
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from contract transactions    (325,456)  (2,476,348)  (2,399,726)  (2,027,901)   (8,439,751)
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets                                414,069    2,349,056      707,664      807,705     3,748,529
Net assets at beginning of period                              3,119,642   21,097,448   13,891,095   17,191,215    75,706,982
                                                              ----------  -----------  -----------  -----------  ------------
Net assets at end of period                                   $3,533,711  $23,446,504  $14,598,759  $17,998,920  $ 79,455,511
                                                              ==========  ===========  ===========  ===========  ============
Beginning units                                                   96,335      689,381      452,964      575,495     2,680,960
Units issued                                                         233       30,608       21,526        6,017        59,603
Units redeemed                                                    (8,960)    (102,555)     (91,570)     (68,159)     (334,852)
                                                              ----------  -----------  -----------  -----------  ------------
Ending units                                                      87,608      617,434      382,920      513,353     2,405,711
                                                              ==========  ===========  ===========  ===========  ============
For the Year Ended December 31, 2016
From operations:
   Mortality and expense risk and administrative charges      $  (40,898) $  (349,219) $  (219,640) $  (257,241) $ (1,263,709)
                                                              ----------  -----------  -----------  -----------  ------------
   Net investment income (loss)                                  (40,898)    (349,219)    (219,640)    (257,241)   (1,263,709)
   Net realized gain (loss)                                      236,376    1,904,102    1,316,553    2,327,576     7,960,460
   Capital gain distribution from mutual funds                   151,715    1,140,967      767,024           --            --
   Change in unrealized appreciation (depreciation) of
     investments                                                (279,964)  (2,150,607)  (1,510,339)  (1,401,600)   (4,075,785)
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from operations                 67,229      545,243      353,598      668,735     2,620,966
                                                              ----------  -----------  -----------  -----------  ------------
From contract transactions:
   Payments received from contract owners                         35,761       89,737      488,837       17,727        48,296
   Payments for contract benefits or terminations               (502,740)  (2,826,117)  (2,691,357)  (3,159,113)  (11,712,049)
   Transfers between sub-accounts (including fixed
     account), net                                               207,129     (536,679)    (174,876)    (609,411)   (1,205,148)
   Contract maintenance charges                                   (1,197)     (19,667)     (34,685)      (9,705)      (44,050)
   Adjustments to net assets allocated to contracts in
     payout period                                                  (415)       1,161         (627)      (1,983)        1,262
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets from contract transactions    (261,462)  (3,291,565)  (2,412,708)  (3,762,485)  (12,911,689)
                                                              ----------  -----------  -----------  -----------  ------------
Increase (decrease) in net assets                               (194,233)  (2,746,322)  (2,059,110)  (3,093,750)  (10,290,723)
Net assets at beginning of period                              3,313,875   23,843,770   15,950,205   20,284,965    85,997,705
                                                              ----------  -----------  -----------  -----------  ------------
Net assets at end of period                                   $3,119,642  $21,097,448  $13,891,095  $17,191,215  $ 75,706,982
                                                              ==========  ===========  ===========  ===========  ============
Beginning units                                                  105,729      801,889      535,950      706,206     3,154,831
Units issued                                                       8,156       20,800       30,996        3,916        58,195
Units redeemed                                                   (17,550)    (133,308)    (113,982)    (134,627)     (532,066)
                                                              ----------  -----------  -----------  -----------  ------------
Ending units                                                      96,335      689,381      452,964      575,495     2,680,960
                                                              ==========  ===========  ===========  ===========  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                           SST SA      SST SA       SST SA
                                                                              SST SA      Columbia    Columbia     Columbia
                                                              SST Moderate  Wellington     Focused     Focused      Focused
                                                                 Growth     Real Return    Growth      Growth       Growth
                                                                Strategy     Portfolio    Portfolio   Portfolio    Portfolio
                                                                Class 3       Class 3      Class 1     Class 2      Class 3
                                                              ------------  -----------  ----------  -----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                  $         --  $   159,533  $       --  $        --  $        --
   Mortality and expense risk and administrative charges        (1,028,924)    (124,802)    (15,502)    (417,143)    (310,932)
                                                              ------------  -----------  ----------  -----------  -----------
   Net investment income (loss)                                 (1,028,924)      34,731     (15,502)    (417,143)    (310,932)
   Net realized gain (loss)                                      7,686,678        7,833      (3,685)     155,771     (148,876)
   Change in unrealized appreciation (depreciation) of
     investments                                                 4,081,319      (15,116)    330,632    7,564,295    6,207,160
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations               10,739,073       27,448     311,445    7,302,923    5,747,352
                                                              ------------  -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          868,530       85,450       1,360       30,810      252,653
   Payments for contract benefits or terminations              (10,218,170)  (1,734,324)    (96,798)  (2,678,678)  (2,516,204)
   Transfers between sub-accounts (including fixed
     account), net                                              (3,267,263)      82,255      (3,273)    (644,627)    (874,513)
   Contract maintenance charges                                   (212,434)     (34,205)       (388)     (16,151)     (55,923)
   Adjustments to net assets allocated to contracts in
     payout period                                                     (31)           8        (183)          45       (1,407)
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   (12,829,368)  (1,600,816)    (99,282)  (3,308,601)  (3,195,394)
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (2,090,295)  (1,573,368)    212,163    3,994,322    2,551,958
Net assets at beginning of period                               69,533,942    8,825,169     959,927   23,298,797   18,602,183
                                                              ------------  -----------  ----------  -----------  -----------
Net assets at end of period                                   $ 67,443,647  $ 7,251,801  $1,172,090  $27,293,119  $21,154,141
                                                              ============  ===========  ==========  ===========  ===========
Beginning units                                                  2,464,217      786,951      80,991    2,071,961    1,654,003
Units issued                                                        60,151       71,190         969       61,251       74,249
Units redeemed                                                    (483,394)    (214,042)     (7,814)    (307,392)    (312,131)
                                                              ------------  -----------  ----------  -----------  -----------
Ending units                                                     2,040,974      644,099      74,146    1,825,820    1,416,121
                                                              ============  ===========  ==========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Mortality and expense risk and administrative charges      $ (1,079,847) $  (157,024) $  (14,628) $  (398,606) $  (301,359)
                                                              ------------  -----------  ----------  -----------  -----------
   Net investment income (loss)                                 (1,079,847)    (157,024)    (14,628)    (398,606)    (301,359)
   Net realized gain (loss)                                      5,695,618       17,517     (16,518)      66,669     (269,508)
   Capital gain distribution from mutual funds                          --           --     139,368    3,422,901    2,778,040
   Change in unrealized appreciation (depreciation) of
     investments                                                (2,256,913)     368,440    (230,659)  (6,071,098)  (4,576,344)
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                2,358,858      228,933    (122,437)  (2,980,134)  (2,369,171)
                                                              ------------  -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                          981,591        7,188      17,081       76,475       90,347
   Payments for contract benefits or terminations               (9,388,891)  (2,540,505)   (140,201)  (3,051,169)  (2,953,931)
   Transfers between sub-accounts (including fixed
     account), net                                                (407,122)     121,732     (15,540)    (474,204)     490,076
   Contract maintenance charges                                   (256,293)     (40,462)       (542)     (18,652)     (59,666)
   Adjustments to net assets allocated to contracts in
     payout period                                                     977          (24)        138       (1,101)       1,047
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (9,069,738)  (2,452,071)   (139,064)  (3,468,651)  (2,432,127)
                                                              ------------  -----------  ----------  -----------  -----------
Increase (decrease) in net assets                               (6,710,880)  (2,223,138)   (261,501)  (6,448,785)  (4,801,298)
Net assets at beginning of period                               76,244,822   11,048,307   1,221,428   29,747,582   23,403,481
                                                              ------------  -----------  ----------  -----------  -----------
Net assets at end of period                                   $ 69,533,942  $ 8,825,169  $  959,927  $23,298,797  $18,602,183
                                                              ============  ===========  ==========  ===========  ===========
Beginning units                                                  2,800,856    1,006,866      92,594    2,366,811    1,862,051
Units issued                                                       108,137       69,883       2,243       92,994      140,285
Units redeemed                                                    (444,776)    (289,798)    (13,846)    (387,844)    (348,333)
                                                              ------------  -----------  ----------  -----------  -----------
Ending units                                                     2,464,217      786,951      80,991    2,071,961    1,654,003
                                                              ============  ===========  ==========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                            SST SA
                                                                                            Multi-      SST SA       SST SA
                                                                 SST SA        SST SA       Managed     Multi-       Multi-
                                                                Columbia      Columbia      Mid Cap   Managed Mid  Managed Mid
                                                              Focused Value Focused Value    Value     Cap Value    Cap Value
                                                                Portfolio     Portfolio    Portfolio   Portfolio    Portfolio
                                                                 Class 2       Class 3      Class 1     Class 2      Class 3
                                                              ------------- ------------- ----------  -----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                   $   212,077   $   145,953  $   40,089  $   296,949  $   167,208
   Mortality and expense risk and administrative charges          (229,777)     (166,330)    (45,215)    (430,854)    (259,755)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                    (17,700)      (20,377)     (5,126)    (133,905)     (92,547)
   Net realized gain (loss)                                      1,028,906       879,708     205,058    1,688,807    1,272,144
   Capital gain distribution from mutual funds                     418,595       310,383     388,255    3,220,883    1,997,816
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,214,694       797,643    (240,227)  (1,969,989)  (1,420,664)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                2,644,495     1,967,357     347,960    2,805,796    1,756,749
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           20,078       118,940          --       38,872      522,731
   Payments for contract benefits or terminations               (1,723,112)   (1,821,238)   (426,150)  (2,295,963)  (3,053,760)
   Transfers between sub-accounts (including fixed
     account), net                                                 320,431      (223,438)     (8,136)  (1,130,987)     (93,051)
   Contract maintenance charges                                    (12,299)      (31,231)       (871)     (24,895)     (42,704)
   Adjustments to net assets allocated to contracts in
     payout period                                                     151            14          --          663          845
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (1,394,751)   (1,956,953)   (435,157)  (3,412,310)  (2,665,939)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                                1,249,744        10,404     (87,197)    (606,514)    (909,190)
Net assets at beginning of period                               14,493,601    11,307,169   3,174,191   27,155,432   17,527,395
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $15,743,345   $11,317,573  $3,086,994  $26,548,918  $16,618,205
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                    554,590       436,046      77,460      710,362      462,065
Units issued                                                        30,806        15,488         271       20,744       31,034
Units redeemed                                                     (81,504)      (86,528)    (10,072)    (105,000)     (98,135)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                       503,892       365,006      67,659      626,106      394,964
                                                               ===========   ===========  ==========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                   $   157,766   $   116,567  $   29,941  $   249,178  $   142,775
   Mortality and expense risk and administrative charges          (219,333)     (171,001)    (38,097)    (428,475)    (274,144)
                                                               -----------   -----------  ----------  -----------  -----------
   Net investment income (loss)                                    (61,567)      (54,434)     (8,156)    (179,297)    (131,369)
   Net realized gain (loss)                                      1,150,962       851,450     137,218    1,832,410    1,292,463
   Capital gain distribution from mutual funds                   1,287,162     1,032,247      51,650      502,562      330,383
   Change in unrealized appreciation (depreciation) of
     investments                                                  (183,271)      (61,785)    175,072    1,338,336      852,622
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from operations                2,193,286     1,767,478     355,784    3,494,011    2,344,099
                                                               -----------   -----------  ----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           56,329        46,638       9,193       73,563      297,339
   Payments for contract benefits or terminations               (1,769,557)   (1,819,239)   (289,912)  (4,005,918)  (3,607,157)
   Transfers between sub-accounts (including fixed
     account), net                                                (695,353)     (664,167)    261,690     (207,712)    (373,498)
   Contract maintenance charges                                    (14,137)      (34,628)     (1,061)     (27,983)     (49,050)
   Adjustments to net assets allocated to contracts in
     payout period                                                     535        (2,782)         --          674       (2,506)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets from contract transactions    (2,422,183)   (2,474,178)    (20,090)  (4,167,376)  (3,734,872)
                                                               -----------   -----------  ----------  -----------  -----------
Increase (decrease) in net assets                                 (228,897)     (706,700)    335,694     (673,365)  (1,390,773)
Net assets at beginning of period                               14,722,498    12,013,869   2,838,497   27,828,797   18,918,168
                                                               -----------   -----------  ----------  -----------  -----------
Net assets at end of period                                    $14,493,601   $11,307,169  $3,174,191  $27,155,432  $17,527,395
                                                               ===========   ===========  ==========  ===========  ===========
Beginning units                                                    661,674       543,408      79,257      830,394      568,065
Units issued                                                        27,502        14,036       8,583       41,764       30,306
Units redeemed                                                    (134,586)     (121,398)    (10,380)    (161,796)    (136,306)
                                                               -----------   -----------  ----------  -----------  -----------
Ending units                                                       554,590       436,046      77,460      710,362      462,065
                                                               ===========   ===========  ==========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                  SST SA      SST SA       SST SA       SAST SA      SAST SA
                                                                  Multi-      Multi-       Multi-       American    American
                                                                  Managed     Managed      Managed    Funds Global    Funds
                                                                 Small Cap   Small Cap    Small Cap      Growth      Growth
                                                                 Portfolio   Portfolio    Portfolio    Portfolio    Portfolio
                                                                  Class 1     Class 2      Class 3      Class 3      Class 3
                                                                ----------  -----------  -----------  ------------ ----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $    6,568  $    44,242  $    16,948  $    71,339  $   20,250
   Mortality and expense risk and administrative charges           (25,256)    (295,049)    (179,033)    (122,027)    (69,127)
                                                                ----------  -----------  -----------  -----------  ----------
   Net investment income (loss)                                    (18,688)    (250,807)    (162,085)     (50,688)    (48,877)
   Net realized gain (loss)                                         83,415    1,649,761      874,237      207,010     164,359
   Capital gain distribution from mutual funds                     156,512    1,618,164    1,064,098      759,114     497,905
   Change in unrealized appreciation (depreciation) of
     investments                                                   (67,390)  (1,527,389)    (813,760)   1,101,309     403,055
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations                  153,849    1,489,729      962,490    2,016,745   1,016,442
                                                                ----------  -----------  -----------  -----------  ----------
From contract transactions:
   Payments received from contract owners                               --       33,742      240,091      215,730     165,388
   Payments for contract benefits or terminations                 (150,855)  (1,872,352)  (1,492,022)  (1,296,988)   (717,067)
   Transfers between sub-accounts (including fixed
     account), net                                                  (4,611)    (517,243)     196,274     (520,682)    167,587
   Contract maintenance charges                                       (481)     (23,457)     (24,835)     (56,143)    (29,235)
   Adjustments to net assets allocated to contracts in payout
     period                                                            144        1,204        1,865            7           4
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from contract transactions      (155,803)  (2,378,106)  (1,078,627)  (1,658,076)   (413,323)
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets                                   (1,954)    (888,377)    (116,137)     358,669     603,119
Net assets at beginning of period                                1,854,652   19,544,631   12,295,452    7,650,328   3,980,527
                                                                ----------  -----------  -----------  -----------  ----------
Net assets at end of period                                     $1,852,698  $18,656,254  $12,179,315  $ 8,008,997  $4,583,646
                                                                ==========  ===========  ===========  ===========  ==========
Beginning units                                                     90,910    1,010,459      636,974      474,864     232,629
Units issued                                                           423       53,967       45,806       24,751      35,142
Units redeemed                                                      (7,983)    (175,476)    (101,687)    (114,994)    (54,992)
                                                                ----------  -----------  -----------  -----------  ----------
Ending units                                                        83,350      888,950      581,093      384,621     212,779
                                                                ==========  ===========  ===========  ===========  ==========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $    3,218  $    12,439  $        --  $   134,497  $   11,855
   Mortality and expense risk and administrative charges           (20,896)    (288,200)    (178,947)    (120,841)    (56,324)
                                                                ----------  -----------  -----------  -----------  ----------
   Net investment income (loss)                                    (17,678)    (275,761)    (178,947)      13,656     (44,469)
   Net realized gain (loss)                                         98,572    1,286,787      992,029      243,152     244,456
   Capital gain distribution from mutual funds                      22,698      281,993      182,262    1,185,582     969,474
   Change in unrealized appreciation (depreciation) of
     investments                                                   124,072    1,532,378      835,411   (1,531,856)   (911,414)
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from operations                  227,664    2,825,397    1,830,755      (89,466)    258,047
                                                                ----------  -----------  -----------  -----------  ----------
From contract transactions:
   Payments received from contract owners                            9,193       53,537      300,968       50,246      61,572
   Payments for contract benefits or terminations                 (276,363)  (1,947,155)  (1,862,467)    (819,157)   (435,019)
   Transfers between sub-accounts (including fixed
     account), net                                                 215,630     (475,600)    (281,520)      96,809     229,504
   Contract maintenance charges                                       (583)     (27,912)     (29,244)     (59,061)    (26,518)
   Adjustments to net assets allocated to contracts in payout
     period                                                           (149)       1,059       (3,871)           5           2
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets from contract transactions       (52,272)  (2,396,071)  (1,876,134)    (731,158)   (170,459)
                                                                ----------  -----------  -----------  -----------  ----------
Increase (decrease) in net assets                                  175,392      429,326      (45,379)    (820,624)     87,588
Net assets at beginning of period                                1,679,260   19,115,305   12,340,831    8,470,952   3,892,939
                                                                ----------  -----------  -----------  -----------  ----------
Net assets at end of period                                     $1,854,652  $19,544,631  $12,295,452  $ 7,650,328  $3,980,527
                                                                ==========  ===========  ===========  ===========  ==========
Beginning units                                                     96,527    1,154,386      747,422      519,382     244,627
Units issued                                                        11,609       51,247       51,716       46,727      49,854
Units redeemed                                                     (17,226)    (195,174)    (162,164)     (91,245)    (61,852)
                                                                ----------  -----------  -----------  -----------  ----------
Ending units                                                        90,910    1,010,459      636,974      474,864     232,629
                                                                ==========  ===========  ===========  ===========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                                  SAST SA
                                                                 American
                                                                   Funds      SAST SA     SAST SA      SAST SA      SAST SA
                                                                  Growth-    DFA Ultra   DFA Ultra    DFA Ultra   VCP Dynamic
                                                                  Income     Short Bond  Short Bond   Short Bond  Allocation
                                                                 Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                                                                  Class 3     Class 1     Class 2      Class 3      Class 3
-                                                               -----------  ---------- -----------  -----------  -----------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                    $    97,003  $   2,185  $     7,438  $     3,571  $   619,097
   Mortality and expense risk and administrative charges            (95,005)   (10,096)     (95,465)    (190,123)    (860,820)
                                                                -----------  ---------  -----------  -----------  -----------
   Net investment income (loss)                                       1,998     (7,911)     (88,027)    (186,552)    (241,723)
   Net realized gain (loss)                                         186,803        289           57       (8,761)     956,354
   Capital gain distribution from mutual funds                      748,958         --           --           --    1,175,416
   Change in unrealized appreciation (depreciation) of
     investments                                                    221,152      2,733       27,193       67,888    7,349,152
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                 1,158,911     (4,889)     (60,777)    (127,425)   9,239,199
                                                                -----------  ---------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                           190,247         --      359,188      890,874          404
   Payments for contract benefits or terminations                (1,093,037)  (114,975)  (2,675,555)  (4,557,410)  (4,675,781)
   Transfers between sub-accounts (including fixed
     account), net                                                   88,217     (8,595)     619,467     (496,804)   3,726,861
   Contract maintenance charges                                     (38,344)      (263)     (12,755)    (129,628)    (922,455)
   Adjustments to net assets allocated to contracts in payout
     period                                                               5         --          850         (130)          --
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions       (852,912)  (123,833)  (1,708,805)  (4,293,098)  (1,870,971)
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets                                   305,999   (128,722)  (1,769,582)  (4,420,523)   7,368,228
Net assets at beginning of period                                 6,175,762    751,914    7,081,973   14,610,617   52,270,457
                                                                -----------  ---------  -----------  -----------  -----------
Net assets at end of period                                     $ 6,481,761  $ 623,192  $ 5,312,391  $10,190,094  $59,638,685
                                                                ===========  =========  ===========  ===========  ===========
Beginning units                                                     375,432     77,333      732,949    1,511,970    4,365,836
Units issued                                                         28,037        532      384,557      347,432      401,709
Units redeemed                                                      (75,659)   (13,328)    (561,911)    (793,830)    (550,460)
                                                                -----------  ---------  -----------  -----------  -----------
Ending units                                                        327,810     64,537      555,595    1,065,572    4,217,085
                                                                ===========  =========  ===========  ===========  ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                    $    87,413  $      --  $        --  $        --  $   781,018
   Mortality and expense risk and administrative charges            (94,274)   (10,640)    (120,740)    (228,437)    (836,059)
                                                                -----------  ---------  -----------  -----------  -----------
   Net investment income (loss)                                      (6,861)   (10,640)    (120,740)    (228,437)     (55,041)
   Net realized gain (loss)                                         487,775       (294)     (11,582)     (42,947)     253,833
   Capital gain distribution from mutual funds                    1,092,385         --           --           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                 (1,001,165)      (420)      (6,657)     (10,211)   1,286,646
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                   572,134    (11,354)    (138,979)    (281,595)   1,485,438
                                                                -----------  ---------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                            67,683         --      730,026    1,463,154          547
   Payments for contract benefits or terminations                  (874,255)  (162,680)  (3,234,831)  (4,899,388)  (3,810,910)
   Transfers between sub-accounts (including fixed
     account), net                                                 (123,568)   184,475    2,580,268    4,417,271     (859,119)
   Contract maintenance charges                                     (41,738)      (342)     (16,425)    (149,287)    (924,792)
   Adjustments to net assets allocated to contracts in payout
     period                                                               3         --      (13,229)        (304)          --
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions       (971,875)    21,453       45,809      831,446   (5,594,274)
                                                                -----------  ---------  -----------  -----------  -----------
Increase (decrease) in net assets                                  (399,741)    10,099      (93,170)     549,851   (4,108,836)
Net assets at beginning of period                                 6,575,503    741,815    7,175,143   14,060,766   56,379,293
                                                                -----------  ---------  -----------  -----------  -----------
Net assets at end of period                                     $ 6,175,762  $ 751,914  $ 7,081,973  $14,610,617  $52,270,457
                                                                ===========  =========  ===========  ===========  ===========
Beginning units                                                     437,900     75,170      737,140    1,409,396    4,845,153
Units issued                                                         44,007     18,721      435,565    1,124,977       83,799
Units redeemed                                                     (106,475)   (16,558)    (439,756)  (1,022,403)    (563,116)
                                                                -----------  ---------  -----------  -----------  -----------
Ending units                                                        375,432     77,333      732,949    1,511,970    4,365,836
                                                                ===========  =========  ===========  ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS



                                                                                     T. Rowe
                                                                         SAST SA    Price Blue  T. Rowe Price
                                                                       VCP Dynamic     Chip        Equity
                                                                        Strategy      Growth       Income
                                                                        Portfolio   Portfolio     Portfolio
                                                                         Class 3     Class II     Class II
                                                                       -----------  ----------  -------------
For the Year Ended December 31, 2017
From operations:
   Dividends                                                           $   569,061  $       --   $   106,527
   Mortality and expense risk and administrative charges                  (806,935)    (69,832)     (109,334)
                                                                       -----------  ----------   -----------
   Net investment income (loss)                                           (237,874)    (69,832)       (2,807)
   Net realized gain (loss)                                                860,183     425,146       451,965
   Capital gain distribution from mutual funds                           1,083,151      58,651       678,048
   Change in unrealized appreciation (depreciation) of investments       6,325,320     866,132      (196,965)
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets from operations                        8,030,780   1,280,097       930,241
                                                                       -----------  ----------   -----------
From contract transactions:
   Payments received from contract owners                                      404     279,149       102,811
   Payments for contract benefits or terminations                       (3,673,629)   (682,706)     (952,445)
   Transfers between sub-accounts (including fixed account), net         3,092,396     145,141       (10,924)
   Contract maintenance charges                                           (860,930)    (24,458)      (60,737)
   Adjustments to net assets allocated to contracts in payout period            --        (719)            8
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets from contract transactions            (1,441,759)   (283,593)     (921,287)
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets                                        6,589,021     996,504         8,954
Net assets at beginning of period                                       49,607,982   3,966,890     7,151,353
                                                                       -----------  ----------   -----------
Net assets at end of period                                            $56,197,003  $4,963,394   $ 7,160,307
                                                                       ===========  ==========   ===========
Beginning units                                                          4,154,455     221,238       489,672
Units issued                                                               356,598      44,249        22,096
Units redeemed                                                            (473,181)    (58,715)      (81,590)
                                                                       -----------  ----------   -----------
Ending units                                                             4,037,872     206,772       430,178
                                                                       ===========  ==========   ===========
For the Year Ended December 31, 2016
From operations:
   Dividends                                                           $   704,411  $       --   $   144,497
   Mortality and expense risk and administrative charges                  (777,997)    (67,102)     (108,282)
                                                                       -----------  ----------   -----------
   Net investment income (loss)                                            (73,586)    (67,102)       36,215
   Net realized gain (loss)                                                307,106     474,688       684,821
   Capital gain distribution from mutual funds                                  --          --       692,015
   Change in unrealized appreciation (depreciation) of investments       1,499,749    (460,040)     (326,965)
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets from operations                        1,733,269     (52,454)    1,086,086
                                                                       -----------  ----------   -----------
From contract transactions:
   Payments received from contract owners                                      433       3,868        76,839
   Payments for contract benefits or terminations                       (3,247,112)   (763,786)     (781,124)
   Transfers between sub-accounts (including fixed account), net          (140,482)   (143,345)     (579,288)
   Contract maintenance charges                                           (856,989)    (23,920)      (65,674)
   Adjustments to net assets allocated to contracts in payout period            --         551             6
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets from contract transactions            (4,244,150)   (926,632)   (1,349,241)
                                                                       -----------  ----------   -----------
Increase (decrease) in net assets                                       (2,510,881)   (979,086)     (263,155)
Net assets at beginning of period                                       52,118,863   4,945,976     7,414,508
                                                                       -----------  ----------   -----------
Net assets at end of period                                            $49,607,982  $3,966,890   $ 7,151,353
                                                                       ===========  ==========   ===========
Beginning units                                                          4,519,310     273,182       593,746
Units issued                                                                92,254      42,141        39,322
Units redeemed                                                            (457,109)    (94,085)     (143,396)
                                                                       -----------  ----------   -----------
Ending units                                                             4,154,455     221,238       489,672
                                                                       ===========  ==========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS


1. Organization

Variable Annuity Account Five (the Separate Account) is a segregated investment account established by American General Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

 Seasons                                Seasons Elite
 Seasons Advantage                      Seasons Preferred Solutions
 Seasons Advisor                        Seasons Select
 Seasons Advisor II                     Seasons Select II
 Seasons Advisor III                    Seasons Triple Elite

The Separate Account contracts are sold through the Company's affiliated broker-dealers, independent broker-dealers, full-service securities firms, and financial institutions. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2017 and related Statements of Operations and Changes in Net Assets for each of the two years in the period then ended.

 Fidelity Variable Insurance Products
   (Fidelity VIP)

 Fidelity VIP Contrafund Portfolio      Fidelity VIP Mid Cap Portfolio
   Service Class 2                        Service Class 2
 Fidelity VIP Equity-Income Portfolio   Fidelity VIP Overseas Portfolio
   Service Class 2                        Service Class 2
 Fidelity VIP Investment Grade Bond
   Portfolio Service Class 2

 Seasons Series Trust (SST)/(a)(b)/

 SST SA Allocation Balanced Portfolio   SST SA Multi-Managed Large Cap Value
   Class 3/(c)/                           Portfolio Class 1/(j)/
 SST SA Allocation Growth Portfolio     SST SA Multi-Managed Large Cap Value
   Class 3/(d)/                           Portfolio Class 2/(j)/
 SST SA Allocation Moderate Growth      SST SA Multi-Managed Large Cap Value
   Portfolio Class 3/(e)/                 Portfolio Class 3/(j)/
 SST SA Allocation Moderate Portfolio   SST SA Multi-Managed Mid Cap Growth
   Class 3/(f)/                           Portfolio Class 1/(k)/
 SST Balanced Growth Strategy Class 1   SST SA Multi-Managed Mid Cap Growth
                                          Portfolio Class 2/(k)/
 SST Balanced Growth Strategy Class 2   SST SA Multi-Managed Mid Cap Growth
                                          Portfolio Class 3/(k)/
 SST Balanced Growth Strategy Class 3   SST Moderate Growth Strategy Class 1
 SST Conservative Growth Strategy
   Class 1                              SST Moderate Growth Strategy Class 2
 SST Conservative Growth Strategy
   Class 2                              SST Moderate Growth Strategy Class 3
 SST Conservative Growth Strategy       SST SA Wellington Real Return
   Class 3                                Portfolio Class 3/(l)/
 SST SA Multi-Managed Diversified       SST SA Columbia Focused Growth
   Fixed Income Portfolio Class 1/(g)/    Portfolio Class 1
 SST SA Multi-Managed Diversified       SST SA Columbia Focused Growth
   Fixed Income Portfolio Class 2/(g)/    Portfolio Class 2
 SST SA Multi-Managed Diversified       SST SA Columbia Focused Growth
   Fixed Income Portfolio Class 3/(g)/    Portfolio Class 3
 SST Growth Strategy Class 1            SST SA Columbia Focused Value
                                          Portfolio Class 2
 SST Growth Strategy Class 2            SST SA Columbia Focused Value
                                          Portfolio Class 3
 SST Growth Strategy Class 3            SST SA Multi-Managed Mid Cap Value
                                          Portfolio Class 1

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Seasons Series Trust (SST)/(a)(b)/

SST SA Multi-Managed International     SST SA Multi-Managed Mid Cap Value
  Equity Portfolio Class 1/(h)/          Portfolio Class 2
SST SA Multi-Managed International     SST SA Multi-Managed Mid Cap Value
  Equity Portfolio Class 2/(h)/          Portfolio Class 3
SST SA Multi-Managed International     SST SA Multi-Managed Small Cap
  Equity Portfolio Class 3/(h)/          Portfolio Class 1/(m)/
SST SA Multi-Managed Large Cap Growth  SST SA Multi-Managed Small Cap
  Portfolio Class 1/(i)/                 Portfolio Class 2/(m)/
SST SA Multi-Managed Large Cap Growth  SST SA Multi-Managed Small Cap
  Portfolio Class 2/(i)/                 Portfolio Class 3/(m)/
SST SA Multi-Managed Large Cap Growth
  Portfolio Class 3/(i)/

SunAmerica Series Trust (SAST)/(a)/

SAST SA American Funds Global Growth   SAST SA DFA Ultra Short Bond
  Portfolio Class 3                      Portfolio Class 2/(n)/
SAST SA American Funds Growth          SAST SA DFA Ultra Short Bond
  Portfolio Class 3                      Portfolio Class 3/(n)/
SAST SA American Funds Growth-Income   SAST SA VCP Dynamic Allocation
  Portfolio Class 3                      Portfolio Class 3/(o)/
SAST SA DFA Ultra Short Bond           SAST SA VCP Dynamic Strategy
  Portfolio Class 1/(n)/                 Portfolio Class 3/(o)/

T. Rowe Price Equity Series, Inc.
  (T. Rowe Price)

T. Rowe Price Blue Chip Growth         T. Rowe Price Equity Income Portfolio
  Portfolio Class II                     Class II

(a) These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Seasons Series Trust and SunAmerica Series Trust.
(b) Consists of multi-managed variable investment strategies (Seasons Strategies), Select Portfolios, Focused Portfolios and Managed Allocation Portfolios each with a distinct investment objective. The Seasons Strategies are comprised of Growth, Moderate Growth, Balanced Growth, and Conservative Growth. Each strategy invests in the shares of a designated multi-managed portfolio as well as in the shares of the two other portfolios of the Seasons Trust. Each of the Select Portfolios, Managed Allocation Portfolios and Focused Portfolios is invested solely in the shares of designated portfolio of Seasons Series Trust.
(c) Formerly SST Allocation Balanced Portfolio.
(d) Formerly SST Allocation Growth Portfolio.
(e) Formerly SST Allocation Moderate Growth Portfolio.
(f) Formerly SST Allocation Moderate Portfolio.
(g) Formerly SST Diversified Fixed Income Portfolio.
(h) Formerly SST International Equity Portfolio.
(i) Formerly SST Large Cap Growth Portfolio.
(j) Formerly SST Large Cap Value Portfolio.
(k) Formerly SST Mid Cap Growth Portfolio.
(l) Formerly SST Real Return Portfolio.
(m) Formerly SST Small Cap Portfolio.
(n) Formerly SAST Ultra Short Bond Portfolio.
(o) Formerly SAST Dynamic Allocation Portfolio.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

Effective December 31, 2014, Variable Annuity Account Five changed its fiscal year-end from April 30 to December 31.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2. Summary of Significant Accounting Policy

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

Investments: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

Reserves for Annuity Contracts in Payout: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

An assumed interest rate of 3.50 percent is used in determining annuity payments for all products.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

Accumulation Unit: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

Income Taxes: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. Fair Value Measurements

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2017 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2017, and respective hierarchy levels.

4. Expenses

Expense charges are applied against the current value of the Separate Account and are paid as follows:

Separate Account Annual Charges: Deductions for the mortality and expense risk charges and distribution charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. The distribution expense charge covers all expenses associated with the distribution of the contract. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and the death benefits elected for each product. Expense charges for each product are as follows:

 Products                               Separate Account Annual Charges*
 --------                               -------------------------------------
 Seasons                                1.40%
 Seasons Advantage                      1.65%, 1.90% or 2.30%
 Seasons Advisor                        1.40% or 1.65%
 Seasons Advisor II                     1.55%, 1.70% or 1.95%
 Seasons Advisor III                    1.65%, 1.85%, or 2.30%
 Seasons Elite                          1.55%, 1.75%, 2.00% or 2.20%
 Seasons Preferred Solutions            1.15%, 1.40%, 1.55%, 1.65%, 1.80% or
                                        2.05%
 Seasons Select                         1.40% or 1.52%
 Seasons Select II                      1.40%, 1.55%, 1.65%, 1.80% or 2.05%
 Seasons Triple Elite                   1.55%, 1.70% or 1.95%

* Represents the annual rate for Season Strategies, Select Portfolio, Managed Allocation Portfolio and Focused Portfolio. The distribution charge is deducted at an annual rate of 0.15 percent of the net asset value of each Season Strategies, Select Portfolio, Managed Allocation Portfolio and Focused Portfolio and is included in the respective separate account annual charge rate.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



Contract Maintenance Charge: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The contract maintenance charge ranges from $30 to $35 for certain contracts. No contract maintenance charge is assessed under the Seasons Advisor and Seasons Advisor II contracts.

Withdrawal Charge: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

Withdrawal charges may be assessed for withdrawals in excess of the free withdrawal amount as defined in the contracts. Withdrawal amounts in excess of the free withdrawal amount are assessed withdrawal charges based on tables of charges applicable to specific contracts.

The maximum withdrawal charge of 9 percent is assessed on amount withdrawn in excess of free withdrawals. There are no withdrawal charges under the Seasons Advisor, Seasons Advisor II and Seasons Advisor III contracts.

Transfer Fee: A transfer fee may be assessed on each transfer of funds in excess of the maximum transactions allowed within a contract year depending on the contract provision. The transfer fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer in excess of the maximum transactions allowed for the product.

Premium Tax Charge: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

The Company currently deducts premium taxes upon annuitization; however, it reserves the right to deduct premium taxes upon receipt of a purchase payment or upon surrender of the contract.

Income Protector Fee: The optional Income Protector Program provides a guaranteed fixed minimum retirement income upon annuitization. The fee is calculated as a percentage of the income benefit base, as defined in the prospectus, and is deducted annually from the contract value. The income benefit base is calculated using the contract value on the effective date of the enrollment in the program and then each subsequent contract anniversary, adjusted for the applicable growth rates, purchase payments, proportional withdrawals, fees, and charges. The income protector fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for Income Protector Program is 0.10 percent and is offered under the Seasons Select, Seasons Select II and Seasons Triple Elite contracts.

MarketLock, Marketlock for Two, MarketLock for Life Plus, MarketLock Income Plus, MarketLock for Life and Seasons Income Rewards Fee: These optional features provide a guaranteed withdrawal stream by locking in market gains during an applicable evaluation period.

   .   MarketLock, MarketLock for Two and Season Income Rewards

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

       The annual fee is calculated as a percentage of the maximum anniversary value benefit base and deducted quarterly from the contract value. The maximum anniversary value benefit base is calculated as the greater of eligible purchase payments received during the first two years, adjusted for withdrawals, or the maximum anniversary date contract value occurring in the first ten contract years, adjusted for withdrawals. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

       The withdrawal benefit base for Seasons Income Rewards is calculated as eligible purchase payments adjusted for withdrawals received during the first 90 days.

   .   MarketLock for Life, MarketLock for Life Plus and MarketLock Income Plus

       The annual fee is calculated as a percentage of the income base and deducted quarterly from the contract value. The income base is calculated as the greater of purchase payments made in the first contract year and purchase payments made in contract years 2-5, capped at 100 percent of purchase payments made in the first year plus a bonus, if eligible, or the highest anniversary date contract value less purchase payments in years 2-5 over the first year purchase payments. The annual fee is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)



The annual fees for the optional features discussed above are as follows:

Optional Features         Products Offered           Annual Fees
-----------------         -------------------------- --------------------------------------
MarketLock                Seasons Advantage          0.65%
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II
                          Seasons Triple Elite
MarketLock for Two        Seasons Elite              0.40% prior to the first withdrawal
                          Season Preferred Solution  0.80% after the first withdrawal
                          Seasons Select II
                          Seasons Triple Elite
Season Income Rewards     Seasons Elite              0.65% in years zero to seven
                          Season Preferred Solution  0.45% in years eight to 10
                          Seasons Select II
                          Seasons Triple Elite
MarketLock for Life       Seasons Advantage          0.70% for one covered person
                          Seasons Elite              0.95% for two covered person
                          Season Preferred Solution
                          Seasons Select II
MarketLock for Life Plus  Seasons Advantage          0.65% to 0.95% for one covered person
                          Seasons Advisor III        0.90% to 1.25% for two covered person
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II
MarketLock Income Plus    Seasons Advantage          0.95% to 1.10% for one covered person
                          Seasons Advisor III        1.20% to 1.35% for two covered person
                          Seasons Elite
                          Season Preferred Solution
                          Seasons Select II

Seasons Promise Fee: The optional Seasons Promise Program provides a guaranteed minimum contract value at the end of ten full contract years. The fee is calculated as a percentage of the contract value minus purchase payments received after the 90/th/ day from the date of contract issuance and deducted quarterly from the contract value during the first ten full contract years. This optional feature is included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

The fee for the Season Promise Program ranges from 0.25 percent to
0.65 percent. This optional feature is offered under the offered under the Seasons Select II, Seasons Triple Elite, Seasons Preferred Solution, and Seasons Elite contracts.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. Purchases and Sales of Investments

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                   Cost of   Proceeds from
Sub-accounts                                                      Purchases      Sales
------------                                                     ----------- -------------
Fidelity VIP Contrafund Portfolio Service Class 2                $   608,744  $ 1,313,046
Fidelity VIP Equity-Income Portfolio Service Class 2                 617,321    1,406,223
Fidelity VIP Investment Grade Bond Portfolio Service Class 2       2,474,925    4,286,535
Fidelity VIP Mid Cap Portfolio Service Class 2                       726,083    2,238,984
Fidelity VIP Overseas Portfolio Service Class 2                      206,684    1,626,657
SST SA Allocation Balanced Portfolio Class 3                       7,025,538   20,837,043
SST SA Allocation Growth Portfolio Class 3                         2,422,202   11,433,132
SST SA Allocation Moderate Growth Portfolio Class 3               17,203,867   53,744,815
SST SA Allocation Moderate Portfolio Class 3                       5,692,039   25,188,482
SST Balanced Growth Strategy Class 1                                 412,806    2,655,898
SST Balanced Growth Strategy Class 2                                 811,951   12,831,471
SST Balanced Growth Strategy Class 3                               2,219,323    9,467,212
SST Conservative Growth Strategy Class 1                              53,537    1,953,075
SST Conservative Growth Strategy Class 2                           1,143,291    8,455,135
SST Conservative Growth Strategy Class 3                           2,197,319    5,646,515
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 1       65,405      627,078
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 2    2,148,019    5,676,864
SST SA Multi-Managed Diversified Fixed Income Portfolio Class 3    2,431,497    3,931,646
SST Growth Strategy Class 1                                          212,661    3,338,840
SST Growth Strategy Class 2                                          873,079    6,340,880
SST Growth Strategy Class 3                                        4,785,036   12,925,774
SST SA Multi-Managed International Equity Portfolio Class 1           52,328      257,851
SST SA Multi-Managed International Equity Portfolio Class 2        1,897,768    3,695,522
SST SA Multi-Managed International Equity Portfolio Class 3        1,167,966    3,952,681
SST SA Multi-Managed Large Cap Growth Portfolio Class 1              325,086      551,481
SST SA Multi-Managed Large Cap Growth Portfolio Class 2            3,664,481    6,098,498
SST SA Multi-Managed Large Cap Growth Portfolio Class 3            2,000,792    3,813,854
SST SA Multi-Managed Large Cap Value Portfolio Class 1               419,270      405,615
SST SA Multi-Managed Large Cap Value Portfolio Class 2             3,561,416    4,965,821
SST SA Multi-Managed Large Cap Value Portfolio Class 3             2,201,011    2,993,916
SST SA Multi-Managed Mid Cap Growth Portfolio Class 1                299,146      379,837
SST SA Multi-Managed Mid Cap Growth Portfolio Class 2              2,924,467    3,747,842
SST SA Multi-Managed Mid Cap Growth Portfolio Class 3              2,004,127    3,311,537
SST Moderate Growth Strategy Class 1                                 180,750    2,456,448
SST Moderate Growth Strategy Class 2                               1,619,224   11,301,397
SST Moderate Growth Strategy Class 3                               1,606,194   15,464,485
SST SA Wellington Real Return Portfolio Class 3                      908,943    2,475,027
SST SA Columbia Focused Growth Portfolio Class 1                          --      114,783
SST SA Columbia Focused Growth Portfolio Class 2                     630,731    4,356,475
SST SA Columbia Focused Growth Portfolio Class 3                     882,195    4,388,521
SST SA Columbia Focused Value Portfolio Class 2                    1,418,376    2,412,232
SST SA Columbia Focused Value Portfolio Class 3                      814,682    2,481,630
SST SA Multi-Managed Mid Cap Value Portfolio Class 1                 439,147      491,174
SST SA Multi-Managed Mid Cap Value Portfolio Class 2               4,182,814    4,508,146
SST SA Multi-Managed Mid Cap Value Portfolio Class 3               3,302,226    4,062,896
SST SA Multi-Managed Small Cap Portfolio Class 1                     170,789      188,768
SST SA Multi-Managed Small Cap Portfolio Class 2                   2,626,035    3,636,783
SST SA Multi-Managed Small Cap Portfolio Class 3                   1,934,047    2,110,662
SAST SA American Funds Global Growth Portfolio Class 3             1,293,168    2,242,815
SAST SA American Funds Growth Portfolio Class 3                    1,183,913    1,148,209
SAST SA American Funds Growth-Income Portfolio Class 3             1,346,421    1,448,378
SAST SA DFA Ultra Short Bond Portfolio Class 1                         7,261      139,006
SAST SA DFA Ultra Short Bond Portfolio Class 2                     2,723,156    4,519,988
SAST SA DFA Ultra Short Bond Portfolio Class 3                     3,059,932    7,539,581
SAST SA VCP Dynamic Allocation Portfolio Class 3                   6,535,342    7,472,620
SAST SA VCP Dynamic Strategy Portfolio Class 3                     5,687,081    6,283,563
T. Rowe Price Blue Chip Growth Portfolio Class II                    975,280    1,270,054
T. Rowe Price Equity Income Portfolio Class II                     1,102,571    1,348,615

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Financial Highlights

The summary of unit values and units outstanding for variable contracts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for the years ended December 31, 2016 and 2015, for the eight months ended December 31, 2014 and for the years ended April 30, 2014, 2013 and 2012, follows:

                                               December 31, 2017                      For the Year Ended December 31, 2017
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      313,702 17.04      18.58       5,614,945        0.75        1.15   2.05   19.13    20.20
Fidelity VIP Equity-Income
  Portfolio Service Class 2            436,588 14.98      16.27       6,837,992        1.46        1.15   2.00   10.43    11.37
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,420,330 12.34      13.41      18,365,884        2.14        1.15   2.00    1.94     2.81
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      513,321 18.27      19.89       9,809,245        0.48        1.15   2.00   18.16    19.16
Fidelity VIP Overseas Portfolio
  Service Class 2                      557,995 10.45      11.35       6,094,729        1.15        1.15   2.00   27.42    28.51
SST SA Allocation Balanced
  Portfolio Class 3                  5,240,274 14.50      16.11      80,812,221        1.50        1.15   2.00    8.35     9.27
SST SA Allocation Growth Portfolio
  Class 3                            3,033,583 16.14      17.88      51,772,017        0.94        1.15   2.00   15.50    16.48
SST SA Allocation Moderate Growth
  Portfolio Class 3                 17,492,978 15.02      16.80     280,617,618        1.36        1.15   2.05   12.82    13.83
SST SA Allocation Moderate
  Portfolio Class 3                  7,322,651 15.01      16.66     116,260,671        1.39        1.15   2.00   11.05    11.99
SST Balanced Growth Strategy
  Class 1                              499,020 31.32      32.03      15,983,415        0.00        1.40   1.52   15.74    15.88
SST Balanced Growth Strategy
  Class 2                            2,054,099 28.63      31.20      62,069,000        0.00        1.40   1.95   15.07    15.70
SST Balanced Growth Strategy
  Class 3                            1,164,352 28.03      31.66      35,013,751        0.00        1.15   2.00   14.90    15.88
SST Conservative Growth Strategy
  Class 1                              329,267            29.01       9,553,070        0.00               1.40            12.69
SST Conservative Growth Strategy
  Class 2                            1,729,279 26.14      28.27      47,285,607        0.00        1.40   1.95   11.91    12.53
SST Conservative Growth Strategy
  Class 3                            1,035,359 25.61      28.61      28,453,180        0.00        1.15   2.00   11.75    12.70
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       131,132 15.76      16.31       2,138,769        2.37        1.40   1.52    2.43     2.55
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     1,686,642 14.20      15.90      25,740,102        1.98        1.40   1.95    1.84     2.40
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3       994,725 13.87      16.09      15,129,499        1.79        1.15   2.00    1.68     2.55
SST Growth Strategy Class 1            526,877            37.97      20,004,341        0.00               1.40            19.71
SST Growth Strategy Class 2          1,101,426 34.16      36.98      39,423,812        0.00        1.40   1.95   18.87    19.53
SST Growth Strategy Class 3          1,349,301 33.63      37.47      48,354,025        0.00        1.15   2.00   18.70    19.71
SST SA Multi-Managed International
  Equity Portfolio Class 1             109,172 11.81      12.92       1,408,633        2.09        1.40   1.52   24.83    24.97
SST SA Multi-Managed International
  Equity Portfolio Class 2           1,870,016 11.60      12.59      22,756,422        2.03        1.40   1.95   24.11    24.79
SST SA Multi-Managed International
  Equity Portfolio Class 3           1,364,519 11.39      12.76      16,569,778        1.83        1.15   2.00   23.92    24.97
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             207,694 19.44      21.93       4,552,952        0.51        1.40   1.52   25.77    25.92
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           1,723,506 19.59      21.35      35,563,445        0.39        1.40   1.95   25.05    25.74
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3             881,840 19.25      21.58      18,164,704        0.26        1.15   2.00   24.86    25.92
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              141,009 25.64      27.30       3,841,617        2.14        1.40   1.52   12.59    12.73
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,142,992 23.77      26.61      29,171,388        1.98        1.40   1.95   11.94    12.56
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3              599,600 23.36      26.97      15,300,926        1.84        1.15   2.00   11.78    12.73
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1              87,608 36.35      40.35       3,533,711        0.00        1.40   1.52   24.41    24.56
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             617,434 36.26      39.32      23,446,504        0.00        1.40   1.95   23.69    24.37
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             382,920 35.57      39.90      14,598,759        0.00        1.15   2.00   23.51    24.56
SST Moderate Growth Strategy
  Class 1                              513,353 34.29      35.06      17,998,920        0.00        1.40   1.52   17.23    17.37
SST Moderate Growth Strategy
  Class 2                            2,405,711 31.26      34.16      79,455,511        0.00        1.40   1.95   16.55    17.19
SST Moderate Growth Strategy
  Class 3                            2,040,974 30.65      34.64      67,443,647        0.00        1.15   2.00   16.38    17.37
SST SA Wellington Real Return
  Portfolio Class 3                    644,099 10.52      11.84       7,251,801        1.98        1.15   2.05   -0.13     0.77
SST SA Columbia Focused Growth
  Portfolio Class 1                     74,146 14.60      15.81       1,172,090        0.00        1.40   1.52   33.21    33.37
SST SA Columbia Focused Growth
  Portfolio Class 2                  1,825,820 14.14      15.41      27,293,119        0.00        1.40   1.95   32.44    33.17
SST SA Columbia Focused Growth
  Portfolio Class 3                  1,416,121 13.69      15.63      21,154,141        0.00        1.15   2.05   32.17    33.36
SST SA Columbia Focused Value
  Portfolio Class 2                    503,892 29.26      32.16      15,743,345        1.40        1.40   1.95   19.17    19.83
SST SA Columbia Focused Value
  Portfolio Class 3                    365,006 28.68      32.59      11,317,573        1.29        1.15   2.00   18.99    20.01
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     67,659 44.05      45.63       3,086,994        1.28        1.40   1.52   11.21    11.34
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    626,106 38.48      44.48      26,548,918        1.11        1.40   1.95   10.57    11.18
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    394,964 37.62      45.01      16,618,205        0.98        1.15   2.00   10.40    11.34
SST SA Multi-Managed Small Cap
  Portfolio Class 1                     83,350 20.99      22.25       1,852,698        0.35        1.40   1.52    8.84     8.97
SST SA Multi-Managed Small Cap
  Portfolio Class 2                    888,950 19.95      21.69      18,656,254        0.23        1.40   1.95    8.21     8.80
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    581,093 19.49      21.95      12,179,315        0.14        1.15   2.05    7.99     8.97
SAST SA American Funds Global
  Growth Portfolio Class 3             384,621 19.89      21.73       8,008,997        0.91        1.15   2.00   28.51    29.60
SAST SA American Funds Growth
  Portfolio Class 3                    212,779 20.31      22.51       4,583,646        0.47        1.15   2.05   25.35    26.48
SAST SA American Funds Growth-
  Income Portfolio Class 3             327,810 18.58      20.58       6,481,761        1.53        1.15   2.05   19.56    20.64
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                     64,537             9.66         623,192        0.32               1.40            -0.69
SAST SA DFA Ultra Short Bond
  Portfolio Class 2                    555,595  9.47       9.62       5,312,391        0.12        1.40   1.95   -1.38    -0.84
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                  1,065,572  9.43       9.66      10,190,094        0.03        1.15   2.00   -1.53    -0.69
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  4,217,085 13.85      14.48      59,638,685        1.11        1.15   2.00   17.58    18.58
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,037,872 13.62      14.22      56,197,003        1.08        1.15   2.00   16.02    17.01
T. Rowe Price Blue Chip Growth
  Portfolio Class II                   206,772 22.95      24.89       4,963,394        0.00        1.15   2.00   33.15    34.28
T. Rowe Price Equity Income
  Portfolio Class II                   430,178 15.82      17.33       7,160,307        1.49        1.15   2.05   13.39    14.41

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          December 31, 2016                       For the Year Ended December 31 2016
                               ---------------------------------------------  -------------------------------------------
                                                                                                Expense         Total
                                          Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                          -------------------      Net           Income      -------------- --------------
Sub-accounts                     Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                   ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund
  Portfolio Service Class 2       372,431 14.31      15.46       5,570,052        0.57        1.15   2.05     5.55    6.50
Fidelity VIP Equity-Income
  Portfolio Service Class 2       499,213 13.56      14.61       7,050,717        2.05        1.15   2.00    15.39   16.37
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                       1,578,102 12.11      13.04      19,926,292        2.14        1.15   2.00     2.41    3.29
Fidelity VIP Mid Cap
  Portfolio Service Class 2       619,938 15.46      16.70       9,982,570        0.30        1.15   2.00     9.71   10.65
Fidelity VIP Overseas
  Portfolio Service Class 2       700,048  8.20       8.83       5,974,537        1.15        1.15   2.00    -7.14   -6.35
SST SA Allocation Balanced
  Portfolio Class 3             6,346,341 13.22      14.75      89,961,332        1.81        1.15   2.05     3.10    4.03
SST SA Allocation Growth
  Portfolio Class 3             3,655,257 13.97      15.35      53,777,276        1.64        1.15   2.00     3.66    4.54
SST SA Allocation Moderate
  Growth Portfolio Class 3     20,451,173 13.31      14.76     289,373,028        1.72        1.15   2.05     3.52    4.45
SST SA Allocation Moderate
  Portfolio Class 3             8,762,463 13.37      14.87     124,708,639        1.75        1.15   2.05     3.44    4.37
SST Balanced Growth Strategy
  Class 1                         565,659 27.06      27.64      15,635,086        0.00        1.40   1.52     2.60    2.72
SST Balanced Growth Strategy
  Class 2                       2,443,583 24.88      26.97      63,882,342        0.00        1.40   1.95     2.01    2.57
SST Balanced Growth Strategy
  Class 3                       1,398,070 24.39      27.32      36,471,421        0.00        1.15   2.00     1.86    2.72
SST Conservative Growth
  Strategy Class 1                392,885            25.75      10,115,042        0.00               1.40             3.21
SST Conservative Growth
  Strategy Class 2              1,981,285 23.35      25.12      48,240,403        0.00        1.40   1.95     2.49    3.05
SST Conservative Growth
  Strategy Class 3              1,151,663 22.92      25.39      28,144,735        0.00        1.15   2.00     2.34    3.21
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 1               167,289 15.38      15.91       2,660,708        1.21        1.40   1.52     1.89    2.01
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 2             1,929,783 13.95      15.53      28,812,783        1.01        1.40   1.95     1.30    1.86
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 3             1,103,359 13.64      15.69      16,362,951        0.89        1.15   2.00     1.15    2.01
SST Growth Strategy Class 1       608,800            31.72      19,308,508        0.00               1.40             3.59
SST Growth Strategy Class 2     1,245,137 28.74      30.94      37,404,231        0.00        1.40   1.95     2.86    3.43
SST Growth Strategy Class 3     1,563,175 28.33      31.30      47,054,859        0.00        1.15   2.00     2.71    3.58
SST SA Multi-Managed
  International Equity
  Portfolio Class 1               127,067  9.46      10.34       1,312,172        1.74        1.40   1.52    -1.59   -1.47
SST SA Multi-Managed
  International Equity
  Portfolio Class 2             2,040,046  9.35      10.09      19,932,027        1.57        1.40   1.95    -2.16   -1.62
SST SA Multi-Managed
  International Equity
  Portfolio Class 3             1,625,705  9.19      10.21      15,827,651        1.50        1.15   2.00    -2.30   -1.47
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 1    230,008 15.46      17.42       4,004,211        0.38        1.40   1.52     1.57    1.69
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 2  1,939,954 15.66      16.98      31,919,688        0.27        1.40   1.95     0.98    1.54
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 3  1,025,261 15.41      17.14      16,834,621        0.18        1.15   2.00     0.83    1.69
SST SA Multi-Managed Large
  Cap Value Portfolio Class 1     152,627 22.77      24.21       3,689,245        1.38        1.40   1.52    13.34   13.48
SST SA Multi-Managed Large
  Cap Value Portfolio Class 2   1,297,424 21.23      23.64      29,482,410        1.45        1.40   1.95    12.69   13.31
SST SA Multi-Managed Large
  Cap Value Portfolio Class 3     685,070 20.90      23.93      15,535,600        1.35        1.15   2.00    12.52   13.48
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1         96,335 29.22      32.39       3,119,642        0.00        1.40   1.52     3.20    3.32
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2        689,381 29.31      31.62      21,097,448        0.00        1.40   1.95     2.60    3.17
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3        452,964 28.80      32.03      13,891,095        0.00        1.15   2.00     2.45    3.32
SST Moderate Growth Strategy
  Class 1                         575,495 29.25      29.87      17,191,215        0.00        1.40   1.52     3.87    4.00
SST Moderate Growth Strategy
  Class 2                       2,680,960 26.82      29.15      75,706,982        0.00        1.40   1.95     3.27    3.84
SST Moderate Growth Strategy
  Class 3                       2,464,217 26.34      29.52      69,533,942        0.00        1.15   2.00     3.12    4.00
SST SA Wellington Real Return
  Portfolio Class 3               786,951 10.53      11.75       8,825,169        0.00        1.15   2.05     1.60    2.52
SST SA Columbia Focused
  Growth Portfolio Class 1         80,991 10.96      11.85         959,927        0.00        1.40   1.52   -10.26  -10.15
SST SA Columbia Focused
  Growth Portfolio Class 2      2,071,961 10.68      11.57      23,298,797        0.00        1.40   1.95   -10.78  -10.29
SST SA Columbia Focused
  Growth Portfolio Class 3      1,654,003 10.36      11.72      18,602,183        0.00        1.15   2.05   -10.96  -10.15
SST SA Columbia Focused Value
  Portfolio Class 2               554,590 24.56      26.83      14,493,601        1.08        1.40   1.95    16.84   17.49
SST SA Columbia Focused Value
  Portfolio Class 3               436,046 24.10      27.16      11,307,169        1.00        1.15   2.00    16.67   17.66
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 1          77,460 39.61      40.98       3,174,191        1.00        1.40   1.52    14.28   14.42
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 2         710,362 34.80      40.01      27,155,432        0.91        1.40   1.95    13.62   14.25
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 3         462,065 34.07      40.43      17,527,395        0.78        1.15   2.00    13.45   14.42
SST SA Multi-Managed Small
  Cap Portfolio Class 1            90,910 19.28      20.42       1,854,652        0.18        1.40   1.52    17.14   17.28
SST SA Multi-Managed Small
  Cap Portfolio Class 2         1,010,459 18.43      19.94      19,544,631        0.06        1.40   1.95    16.46   17.10
SST SA Multi-Managed Small
  Cap Portfolio Class 3           636,974 18.05      20.14      12,295,452        0.00        1.15   2.05    16.23   17.28
SAST SA American Funds Global
  Growth Portfolio Class 3        474,864 15.48      16.76       7,650,328        1.67        1.15   2.00    -1.64   -0.80
SAST SA American Funds Growth
  Portfolio Class 3               232,629 16.20      17.80       3,980,527        0.30        1.15   2.05     6.97    7.93
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                         375,432 15.54      17.06       6,175,762        1.37        1.15   2.05     8.96    9.94
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                77,333             9.72         751,914        0.00               1.40            -1.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 2               732,949  9.60       9.70       7,081,973        0.00        1.40   1.95    -2.17   -1.63
SAST SA DFA Ultra Short Bond
  Portfolio Class 3             1,511,970  9.57       9.72      14,610,617        0.00        1.15   2.00    -2.31   -1.48
SAST SA VCP Dynamic
  Allocation Portfolio Class 3  4,365,836 11.78      12.21      52,270,457        1.44        1.15   2.00     2.44    3.32
SAST SA VCP Dynamic Strategy
  Portfolio Class 3             4,154,455 11.74      12.15      49,607,982        1.38        1.15   2.00     3.07    3.95
T. Rowe Price Blue Chip
  Growth Portfolio Class II       221,238 17.24      18.54       3,966,890        0.00        1.15   2.00    -1.45   -0.61
T. Rowe Price Equity Income
  Portfolio Class II              489,672 13.95      15.15       7,151,353        1.98        1.15   2.05    16.45   17.50

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                          December 31, 2015                       For the Year Ended December 31 2015
                               ---------------------------------------------  -------------------------------------------
                                                                                                Expense         Total
                                          Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                          -------------------      Net           Income      -------------- --------------
Sub-accounts                     Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                   ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund
  Portfolio Service Class 2       454,136 13.56      14.52       6,407,492        0.79        1.15   2.30   -1.62    -0.73
Fidelity VIP Equity-Income
  Portfolio Service Class 2       631,284 11.76      12.56       7,693,368        2.94        1.15   2.30   -6.13    -5.33
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                       1,727,608 11.82      12.62      21,183,718        2.27        1.15   2.30   -2.81    -1.98
Fidelity VIP Mid Cap
  Portfolio Service Class 2       746,687 14.09      15.09      10,907,476        0.24        1.15   2.30   -3.58    -2.75
Fidelity VIP Overseas
  Portfolio Service Class 2       739,066  8.84       9.43       6,763,636        1.15        1.15   2.30    1.25     2.12
SST SA Allocation Balanced
  Portfolio Class 3             7,455,856 12.82      14.18     101,969,741        1.18        1.15   2.30   -3.33    -2.46
SST SA Allocation Growth
  Portfolio Class 3             4,514,857 13.40      14.69      63,728,294        1.29        1.15   2.30   -3.86    -2.99
SST SA Allocation Moderate
  Growth Portfolio Class 3     23,236,478 12.86      14.13     315,913,227        1.30        1.15   2.30   -3.73    -2.86
SST SA Allocation Moderate
  Portfolio Class 3             9,672,034 12.92      14.25     132,410,521        1.19        1.15   2.30   -3.63    -2.76
SST Balanced Growth Strategy
  Class 1                         677,168 26.37      26.91      18,219,909        0.00        1.40   1.52    1.20     1.32
SST Balanced Growth Strategy
  Class 2                       2,814,921 24.39      26.29      71,895,892        0.00        1.40   1.95    0.61     1.17
SST Balanced Growth Strategy
  Class 3                       1,738,857 23.95      26.59      44,304,286        0.00        1.15   2.30    0.46     1.32
SST Conservative Growth
  Strategy Class 1                482,386            24.95      12,033,497        0.00        1.40   1.52    0.00     0.35
SST Conservative Growth
  Strategy Class 2              2,244,274 22.79      24.37      53,157,670        0.00        1.40   1.95   -0.35     0.19
SST Conservative Growth
  Strategy Class 3              1,434,640 22.39      24.60      34,140,815        0.00        1.15   2.30   -0.50     0.34
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 1               235,131 15.10      15.59       3,665,936        1.89        1.40   1.52   -1.78    -1.67
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 2             2,248,685 13.77      15.25      33,048,082        1.63        1.40   1.95   -2.35    -1.81
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 3             1,353,035 13.48      15.38      19,728,034        1.52        1.15   2.30   -2.50    -1.66
SST Growth Strategy Class 1       771,142            30.62      23,610,521        0.00        1.40   1.52    0.00     2.10
SST Growth Strategy Class 2     1,451,938 27.94      29.92      42,239,138        0.00        1.40   1.95    1.38     1.94
SST Growth Strategy Class 3     1,952,402 27.58      30.22      56,990,283        0.00        1.15   2.30    1.23     2.10
SST SA Multi-Managed
  International Equity
  Portfolio Class 1               147,583  9.62      10.49       1,547,060        1.00        1.40   1.52   -4.33    -4.22
SST SA Multi-Managed
  International Equity
  Portfolio Class 2             2,391,016  9.55      10.26      23,797,914        1.03        1.40   1.95   -4.88    -4.36
SST SA Multi-Managed
  International Equity
  Portfolio Class 3             1,885,408  9.33      10.36      18,701,535        0.90        1.15   2.30   -5.07    -4.21
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 1    237,388 15.22      17.13       4,064,022        0.50        1.40   1.52    2.99     3.11
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 2  2,275,371 15.51      16.73      36,946,598        0.35        1.40   1.95    2.39     2.96
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 3  1,275,375 15.29      16.86      20,682,436        0.28        1.15   2.30    2.24     3.11
SST SA Multi-Managed Large
  Cap Value Portfolio Class 1     154,890 20.09      21.34       3,299,361        1.24        1.40   1.52   -6.27    -6.16
SST SA Multi-Managed Large
  Cap Value Portfolio Class 2   1,486,789 18.84      20.86      29,883,329        1.07        1.40   1.95   -6.81    -6.30
SST SA Multi-Managed Large
  Cap Value Portfolio Class 3     852,924 18.57      21.09      17,122,907        0.87        1.15   2.30   -6.95    -6.16
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1        105,729 28.31      31.35       3,313,875        0.00        1.40   1.52   -1.15    -1.03
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2        801,889 28.57      30.65      23,843,770        0.00        1.40   1.95   -1.72    -1.18
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3        535,950 28.11      31.00      15,950,205        0.00        1.15   2.30   -1.87    -1.03
SST Moderate Growth Strategy
  Class 1                         706,206 28.16      28.72      20,284,965        0.00        1.40   1.52    1.25     1.37
SST Moderate Growth Strategy
  Class 2                       3,154,831 25.97      28.07      85,997,705        0.00        1.40   1.95    0.66     1.22
SST Moderate Growth Strategy
  Class 3                       2,800,856 25.54      28.38      76,244,822        0.00        1.15   2.30    0.51     1.37
SST SA Wellington Real Return
  Portfolio Class 3             1,006,866 10.36      11.46      11,048,307        3.33        1.15   2.30   -3.36    -2.48
SST SA Columbia Focused
  Growth Portfolio Class 1         92,594 12.21      13.19       1,221,428        0.00        1.40   1.52    1.87     1.99
SST SA Columbia Focused
  Growth Portfolio Class 2      2,366,811 11.97      12.90      29,747,582        0.00        1.40   1.95    1.28     1.84
SST SA Columbia Focused
  Growth Portfolio Class 3      1,862,051 11.63      13.04      23,403,481        0.00        1.15   2.30    1.08     1.99
SST SA Columbia Focused Value
  Portfolio Class 2               661,674 21.02      22.84      14,722,498        0.74        1.40   1.95   -5.91    -5.40
SST SA Columbia Focused Value
  Portfolio Class 3               543,408 20.66      23.08      12,013,869        0.62        1.15   2.30   -6.06    -5.25
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 1          79,257 34.66      35.82       2,838,497        0.54        1.40   1.52   -7.22    -7.11
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 2         830,394 30.63      35.02      27,828,797        0.38        1.40   1.95   -7.76    -7.25
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 3         568,065 30.03      35.33      18,918,168        0.27        1.15   2.30   -7.89    -7.11
SST SA Multi-Managed Small
  Cap Portfolio Class 1            96,527 16.46      17.41       1,679,260        0.36        1.40   1.52   -7.07    -6.96
SST SA Multi-Managed Small
  Cap Portfolio Class 2         1,154,386 15.83      17.02      19,115,305        0.17        1.40   1.95   -7.61    -7.10
SST SA Multi-Managed Small
  Cap Portfolio Class 3           747,422 15.53      17.17      12,340,831        0.00        1.15   2.30   -7.80    -6.96
SAST SA American Funds Global
  Growth Portfolio Class 3        519,382 15.74      16.90       8,470,952        0.90        1.15   2.30    4.55     5.44
SAST SA American Funds Growth
  Portfolio Class 3               244,627 15.15      16.49       3,892,939        0.88        1.15   2.30    4.38     5.32
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                         437,900 14.27      15.52       6,575,503        0.95        1.15   2.30   -0.89     0.01
SAST SA DFA Ultra Short Bond
  Portfolio Class 1                75,170    --       9.87         741,815        0.00        1.10   1.40   -1.31     0.00
SAST SA DFA Ultra Short Bond
  Portfolio Class 2               737,140  9.81       9.86       7,175,143        0.00        1.40   1.95   -1.87    -1.43
SAST SA DFA Ultra Short Bond
  Portfolio Class 3             1,409,396  9.80       9.87      14,060,766        0.00        1.15   2.00   -1.99    -1.31
SAST SA VCP Dynamic
  Allocation Portfolio Class 3  4,845,153 11.50      11.82      56,379,293        0.97        1.15   2.00   -7.03    -6.24
SAST SA VCP Dynamic Strategy
  Portfolio Class 3             4,519,310 11.39      11.69      52,118,863        0.73        1.15   2.00   -7.29    -6.50
T. Rowe Price Blue Chip
  Growth Portfolio Class II       273,182 17.49      18.65       4,945,976        0.00        1.15   2.30    8.60     9.53
T. Rowe Price Equity Income
  Portfolio Class II              593,746 11.98      12.89       7,414,508        1.59        1.15   2.30   -8.99    -8.17

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               December 31, 2014                   For the Eight Months Ended December 31, 2014
                                    ---------------------------------------------  -------------------------------------------
                                                                                                     Expense         Total
                                               Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                               -------------------      Net           Income      -------------- --------------
Sub-accounts                          Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                        ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund Portfolio
  Service Class 2                      533,483 13.78      14.62       7,600,830        0.71        1.15   2.30    8.71     9.37
Fidelity VIP Equity-Income
  Portfolio Service Class 2            693,166 12.52      13.27       8,956,483        2.51        1.15   2.30    3.51     4.10
Fidelity VIP Investment Grade Bond
  Portfolio Service Class 2          1,955,870 12.16      12.88      24,553,484        1.84        1.15   2.30    1.33     1.91
Fidelity VIP Mid Cap Portfolio
  Service Class 2                      869,030 14.61      15.52      13,101,624        0.02        1.15   2.30    5.37     5.97
Fidelity VIP Overseas Portfolio
  Service Class 2                      851,870  8.73       9.23       7,661,734        1.06        1.15   2.30   -5.96    -5.42
SST SA Allocation Balanced
  Portfolio Class 3                  9,215,654 13.27      14.53     129,747,655        1.12        1.15   2.30    2.20     2.82
SST SA Allocation Growth Portfolio
  Class 3                            5,426,655 13.93      15.14      79,310,858        0.60        1.15   2.30    2.84     3.46
SST SA Allocation Moderate Growth
  Portfolio Class 3                 26,249,915 13.36      14.54     368,805,639        0.96        1.15   2.30    2.39     3.01
SST SA Allocation Moderate
  Portfolio Class 3                 11,288,825 13.41      14.65     159,611,928        1.03        1.15   2.30    2.32     2.94
SST Balanced Growth Strategy
  Class 1                              813,487 26.06      26.56      21,602,742        0.00        1.40   1.52    5.98     6.07
SST Balanced Growth Strategy
  Class 2                            3,232,359 24.24      25.99      81,790,814        0.00        1.40   1.95    5.57     5.96
SST Balanced Growth Strategy
  Class 3                            2,069,713 23.84      26.25      52,216,109        0.00        1.15   2.30    5.46     6.07
SST Cash Management Portfolio
  Class 1                              119,551 10.30         --       1,231,436        0.00        1.40   1.52   -1.11    -1.11
SST Cash Management Portfolio
  Class 2                              985,612  9.40      10.09       9,676,733        0.00        1.40   1.95   -1.58    -1.21
SST Cash Management Portfolio
  Class 3                            1,806,821  9.24      10.16      17,686,858        0.00        1.15   2.30   -1.68    -1.11
SST Conservative Growth Strategy
  Class 1                              662,840 24.39      24.86      16,476,925        0.00        1.40   1.52    4.67     4.75
SST Conservative Growth Strategy
  Class 2                            2,550,735 22.87      24.33      60,401,132        0.00        1.40   1.95    4.26     4.65
SST Conservative Growth Strategy
  Class 3                            1,555,168 22.51      24.52      36,967,883        0.00        1.15   2.30    4.15     4.75
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 1       257,281 15.37      15.86       4,079,215        1.71        1.40   1.52    1.29     1.37
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 2     2,638,555 14.10      15.53      39,561,304        1.54        1.40   1.95    0.89     1.27
SST SA Multi-Managed Diversified
  Fixed Income Portfolio Class 3     1,768,048 13.83      15.64      26,263,594        1.37        1.15   2.30    0.79     1.37
SST Growth Strategy Class 1            855,018 29.43      29.99      25,641,192        0.00        1.40   1.52    8.33     8.42
SST Growth Strategy Class 2          1,608,237 27.56      29.34      46,004,704        0.00        1.40   1.95    7.91     8.31
SST Growth Strategy Class 3          2,202,437 27.25      29.60      63,109,249        0.00        1.15   2.30    7.80     8.42
SST SA Multi-Managed International
  Equity Portfolio Class 1             232,286 10.05      10.96       2,543,146        1.51        1.40   1.52   -7.31    -7.23
SST SA Multi-Managed International
  Equity Portfolio Class 2           2,642,072 10.04      10.72      27,566,121        1.33        1.40   1.95   -7.67    -7.33
SST SA Multi-Managed International
  Equity Portfolio Class 3           2,310,207  9.83      10.82      24,024,422        1.19        1.15   2.30   -7.79    -7.23
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 1             269,106 14.78      16.61       4,468,132        0.38        1.40   1.52   11.94    12.03
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 2           2,588,960 15.15      16.25      40,921,872        0.24        1.40   1.95   11.50    11.92
SST SA Multi-Managed Large Cap
  Growth Portfolio Class 3           1,671,274 14.95      16.35      26,400,022        0.12        1.15   2.30   11.39    12.03
SST SA Multi-Managed Large Cap
  Value Portfolio Class 1              186,003 21.44      22.74       4,223,339        1.07        1.40   1.52    5.90     5.99
SST SA Multi-Managed Large Cap
  Value Portfolio Class 2            1,764,894 20.22      22.26      37,984,876        0.92        1.40   1.95    5.49     5.88
SST SA Multi-Managed Large Cap
  Value Portfolio Class 3            1,048,823 19.96      22.47      22,482,352        0.80        1.15   2.30    5.38     5.99
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1             124,249 28.64      31.68       3,935,149        0.00        1.40   1.52    9.67     9.76
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2             922,376 29.07      31.01      27,812,996        0.00        1.40   1.95    9.25     9.65
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3             675,738 28.65      31.33      20,387,938        0.00        1.15   2.30    9.14     9.76
SST Moderate Growth Strategy
  Class 1                              870,780 27.81      28.34      24,674,574        0.00        1.40   1.52    7.33     7.42
SST Moderate Growth Strategy
  Class 2                            3,509,705 25.80      27.74      94,716,495        0.00        1.40   1.95    6.92     7.31
SST Moderate Growth Strategy
  Class 3                            3,341,481 25.41      28.00      90,011,038        0.00        1.15   2.30    6.81     7.42
SST SA Wellington Real Return
  Portfolio Class 3                  1,359,234 10.72      11.76      15,350,689        0.00        1.15   2.30   -1.32    -0.72
SST SA Columbia Focused Growth
  Portfolio Class 1                     97,054 11.99      12.94       1,255,184        0.00        1.40   1.52    9.26     9.35
SST SA Columbia Focused Growth
  Portfolio Class 2                  2,760,875 11.82      12.67      34,135,889        0.00        1.40   1.95    8.83     9.24
SST SA Columbia Focused Growth
  Portfolio Class 3                  2,351,129 11.51      12.79      29,040,419        0.00        1.15   2.30    8.69     9.35
SST SA Columbia Focused Value
  Portfolio Class 2                    748,547 22.34      24.14      17,639,740        0.44        1.40   1.95    8.67     9.07
SST SA Columbia Focused Value
  Portfolio Class 3                    653,706 21.99      24.36      15,298,624        0.32        1.15   2.30    8.56     9.18
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 1                     89,501 37.36      38.56       3,450,660        0.79        1.40   1.52    7.33     7.41
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 2                    961,452 33.21      37.76      34,823,942        0.66        1.40   1.95    6.91     7.30
SST SA Multi-Managed Mid Cap Value
  Portfolio Class 3                    688,259 32.61      38.04      24,749,175        0.48        1.15   2.30    6.80     7.41
SST SA Multi-Managed Small Cap
  Portfolio Class 1                    103,845 17.72      18.72       1,941,896        0.21        1.40   1.52    5.41     5.49
SST SA Multi-Managed Small Cap
  Portfolio Class 2                  1,341,315 17.13      18.33      23,971,854        0.04        1.40   1.95    5.00     5.39
SST SA Multi-Managed Small Cap
  Portfolio Class 3                    953,441 16.84      18.46      17,004,346        0.00        1.15   2.30    4.86     5.49
SAST SA American Funds Global
  Growth Portfolio Class 3             603,003 15.05      16.03       9,363,182        0.92        1.15   2.30    2.80     3.39
SAST SA American Funds Growth
  Portfolio Class 3                    291,240 14.51      15.66       4,420,760        0.62        1.15   2.30    7.51     8.17
SAST SA American Funds Growth-
  Income Portfolio Class 3             554,664 14.39      15.52       8,373,637        0.99        1.15   2.30    7.24     7.88
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                  5,169,392 12.36      12.61      64,417,459        0.57        1.15   2.00    3.03     3.62
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                  4,822,626 12.29      12.50      59,721,312        0.41        1.15   2.00    2.87     3.46
T. Rowe Price Blue Chip Growth
  Portfolio Class II                   287,447 16.10      17.03       4,772,242        0.00        1.15   2.30   10.98    11.61
T. Rowe Price Equity Income
  Portfolio Class II                   670,960 13.16      14.04       9,160,167        0.98        1.15   2.30    3.34     3.96

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            April 30, 2014                         For the Year Ended April 30, 2014
                               ---------------------------------------------  -------------------------------------------
                                                                                                Expense         Total
                                          Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                          -------------------      Net           Income      -------------- --------------
Sub-accounts                     Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                   ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund
  Portfolio Service Class 2       585,892 12.67      13.37       7,657,680        0.81        1.15   2.30   18.40    19.47
Fidelity VIP Equity-Income
  Portfolio Service Class 2       781,885 12.10      12.74       9,727,111        2.08        1.15   2.30   14.34    15.32
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                       2,285,606 12.01      12.64      28,220,970        1.95        1.15   2.30   -2.27    -1.43
Fidelity VIP Mid Cap
  Portfolio Service Class 2     1,001,997 13.87      14.64      14,294,273        0.26        1.15   2.30   19.61    20.63
Fidelity VIP Overseas
  Portfolio Service Class 2       901,286  9.28       9.76       8,596,645        1.01        1.15   2.30   12.79    13.75
SST SA Allocation Balanced
  Portfolio Class 3            10,579,127 12.98      14.13     145,150,485        1.63        1.15   2.30    4.93     5.88
SST SA Allocation Growth
  Portfolio Class 3             6,159,657 13.55      14.63      87,293,229        0.73        1.15   2.30   11.77    12.78
SST SA Allocation Moderate
  Growth Portfolio Class 3     29,306,484 13.04      14.12     400,761,274        1.28        1.15   2.30    8.21     9.18
SST SA Allocation Moderate
  Portfolio Class 3            13,031,066 13.11      14.23     179,440,763        1.42        1.15   2.30    6.61     7.58
SST Balanced Growth Strategy
  Class 1                         872,353 24.59      25.04      21,841,263        0.00        1.40   1.52    9.62     9.75
SST Balanced Growth Strategy
  Class 2                       3,456,780 22.97      24.53      82,671,758        0.00        1.40   1.95    8.99     9.59
SST Balanced Growth Strategy
  Class 3                       2,241,178 22.60      24.75      53,464,832        0.00        1.15   2.30    8.83     9.76
SST Cash Management Portfolio
  Class 1                         123,844 10.42         --       1,290,040        0.00        1.40   1.52   -1.68    -1.68
SST Cash Management Portfolio
  Class 2                       1,135,708  9.55      10.21      11,313,172        0.00        1.40   1.95   -2.36    -1.83
SST Cash Management Portfolio
  Class 3                       2,192,978  9.39      10.28      21,785,819        0.00        1.15   2.30   -2.51    -1.68
SST Conservative Growth
  Strategy Class 1                742,194 23.31      23.73      17,612,881        0.00        1.40   1.52    6.97     7.10
SST Conservative Growth
  Strategy Class 2              2,736,231 21.93      23.25      62,006,129        0.00        1.40   1.95    6.35     6.94
SST Conservative Growth
  Strategy Class 3              1,717,286 21.61      23.41      39,069,837        0.00        1.15   2.30    6.20     7.11
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 1               273,362 15.18      15.64       4,275,733        1.62        1.40   1.52   -2.80    -2.68
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 2             2,813,700 13.98      15.33      41,735,072        1.44        1.40   1.95   -3.36    -2.82
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 3             2,070,665 13.72      15.43      30,438,162        1.35        1.15   2.30   -3.50    -2.68
SST Growth Strategy Class 1       937,088 27.16      27.66      25,919,785        0.00        1.40   1.52   14.74    14.88
SST Growth Strategy Class 2     1,740,978 25.54      27.09      46,077,734        0.00        1.40   1.95   14.08    14.71
SST Growth Strategy Class 3     2,462,739 25.27      27.30      65,284,728        0.00        1.15   2.30   13.91    14.88
SST SA Multi-Managed
  International Equity
  Portfolio Class 1               243,971 10.84      11.81       2,879,492        1.09        1.40   1.52    9.17     9.30
SST SA Multi-Managed
  International Equity
  Portfolio Class 2             2,692,694 10.88      11.57      30,374,046        0.96        1.40   1.95    8.54     9.14
SST SA Multi-Managed
  International Equity
  Portfolio Class 3             2,463,020 10.66      11.66      27,693,713        0.86        1.15   2.30    8.33     9.31
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 1    293,987 13.20      14.83       4,357,264        0.61        1.40   1.52   17.98    18.12
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 2  2,836,926 13.59      14.52      40,138,063        0.49        1.40   1.95   17.30    17.95
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 3  1,968,369 13.42      14.59      27,816,190        0.37        1.15   2.30   17.13    18.13
SST SA Multi-Managed Large
  Cap Value Portfolio Class 1     198,743 20.24      21.45       4,258,098        0.93        1.40   1.52   16.21    16.35
SST SA Multi-Managed Large
  Cap Value Portfolio Class 2   1,930,614 19.17      21.03      39,308,688        0.85        1.40   1.95   15.54    16.17
SST SA Multi-Managed Large
  Cap Value Portfolio Class 3   1,215,842 18.94      21.20      24,660,474        0.76        1.15   2.30   15.36    16.35
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1        137,960 26.12      28.86       3,980,853        0.00        1.40   1.52   17.28    17.42
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2      1,036,508 26.61      28.28      28,550,765        0.00        1.40   1.95   16.61    17.25
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3        799,419 26.25      28.54      22,028,832        0.00        1.15   2.30   16.43    17.43
SST Moderate Growth Strategy
  Class 1                         925,377 25.91      26.38      24,410,410        0.00        1.40   1.52   12.68    12.82
SST Moderate Growth Strategy
  Class 2                       3,908,300 24.13      25.85      98,415,385        0.00        1.40   1.95   12.03    12.65
SST Moderate Growth Strategy
  Class 3                       3,637,661 23.79      26.06      91,464,870        0.00        1.15   2.30   11.87    12.82
SST SA Wellington Real Return
  Portfolio Class 3             1,599,614 10.87      11.84      18,263,353        0.67        1.15   2.30   -6.08    -5.23
SST SA Columbia Focused
  Growth Portfolio Class 1        118,255 10.97      11.83       1,398,684        0.00        1.40   1.52   16.28    16.42
SST SA Columbia Focused
  Growth Portfolio Class 2      3,165,513 10.86      11.60      35,874,943        0.00        1.40   1.95   15.61    16.24
SST SA Columbia Focused
  Growth Portfolio Class 3      2,742,563 10.59      11.70      31,060,219        0.00        1.15   2.30   15.38    16.42
SST SA Columbia Focused Value
  Portfolio Class 2               850,264 20.56      22.14      18,391,606        0.55        1.40   1.95   17.27    17.92
SST SA Columbia Focused Value
  Portfolio Class 3               731,856 20.26      22.31      15,739,847        0.40        1.15   2.30   17.09    18.09
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 1         101,551 34.81      35.90       3,645,137        0.73        1.40   1.52   18.19    18.33
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 2       1,074,753 31.06      35.19      36,315,108        0.60        1.40   1.95   17.51    18.16
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 3         822,763 30.53      35.41      27,589,163        0.48        1.15   2.30   17.33    18.33
SST SA Multi-Managed Small
  Cap Portfolio Class 1           108,269 16.81      17.74       1,919,326        0.00        1.40   1.52   19.76    19.91
SST SA Multi-Managed Small
  Cap Portfolio Class 2         1,506,841 16.32      17.39      25,587,797        0.00        1.40   1.95   19.07    19.73
SST SA Multi-Managed Small
  Cap Portfolio Class 3         1,096,104 16.06      17.50      18,586,055        0.00        1.15   2.30   18.84    19.91
SAST SA American Funds Global
  Growth Portfolio Class 3        672,106 14.64      15.50      10,125,330        0.58        1.15   2.30   13.58    14.55
SAST SA American Funds Growth
  Portfolio Class 3               352,787 13.50      14.48       4,963,269        0.51        1.15   2.30   15.11    16.15
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                         525,692 13.42      14.38       7,348,622        1.20        1.15   2.30   18.63    19.70
SAST SA VCP Dynamic
  Allocation Portfolio Class 3  4,540,845 12.00      12.17      54,753,876        0.00        1.15   2.00    6.16     7.07
SAST SA VCP Dynamic Strategy
  Portfolio Class 3             4,296,306 11.95      12.09      51,561,591        0.00        1.15   2.00    6.21     7.12
T. Rowe Price Blue Chip
  Growth Portfolio Class II       334,086 14.51      15.26       4,984,915        0.00        1.15   2.30   22.02    23.06
T. Rowe Price Equity Income
  Portfolio Class II              778,802 12.74      13.50      10,251,889        1.46        1.15   2.30   14.82    15.86

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                            April 30, 2013                         For the Year Ended April 30, 2013
                               ---------------------------------------------  -------------------------------------------
                                                                                                Expense         Total
                                          Unit Value ($)/(a)/                  Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                          -------------------      Net           Income      -------------- --------------
Sub-accounts                     Units    Lowest    Highest   Assets ($)/(b)/ Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                   ---------- ------    -------   --------------  -------------  ------ ------- ------  -------
Fidelity VIP Contrafund
  Portfolio Service Class 2       773,211 10.63      11.19       8,483,254        1.10        1.15   2.30   10.44    11.72
Fidelity VIP Equity-Income
  Portfolio Service Class 2     1,079,323 10.48      11.05      11,688,881        2.81        1.15   2.30   18.17    19.53
Fidelity VIP Investment Grade
  Bond Portfolio Service
  Class 2                       3,084,950 12.14      12.82      38,785,015        2.16        1.15   2.30    2.22     3.40
Fidelity VIP Mid Cap
  Portfolio Service Class 2     1,515,347 11.45      12.14      17,981,068        0.39        1.15   2.30   10.22    11.49
Fidelity VIP Overseas
  Portfolio Service Class 2     1,326,017  8.13       8.58      11,160,132        1.69        1.15   2.30   12.34    13.64
SST SA Allocation Balanced
  Portfolio Class 3            13,496,090 12.54      13.35     175,459,750        1.04        1.15   2.30    7.03     8.27
SST SA Allocation Growth
  Portfolio Class 3             7,364,300 12.12      12.97      92,904,095        0.83        1.15   2.30   10.87    12.14
SST SA Allocation Moderate
  Growth Portfolio Class 3     37,602,126 12.12      12.93     472,803,134        1.09        1.15   2.30    8.95    10.20
SST SA Allocation Moderate
  Portfolio Class 3            16,214,017 12.40      13.23     208,357,309        1.06        1.15   2.30    7.91     9.16
SST Balanced Growth Strategy
  Class 1                         994,109 22.43      22.81      22,672,767        1.92        1.40   1.52    8.22     8.35
SST Balanced Growth Strategy
  Class 2                       4,234,661 21.07      22.38      92,660,424        1.76        1.40   1.95    7.59     8.18
SST Balanced Growth Strategy
  Class 3                       2,599,910 20.13      22.55      56,744,036        1.70        1.15   2.30    4.71     8.35
SST Cash Management Portfolio
  Class 1                         119,734 10.46      10.59       1,268,509        0.00        1.40   1.52   -1.71    -1.23
SST Cash Management Portfolio
  Class 2                       1,289,760  9.79      10.40      13,106,499        0.00        1.40   1.95   -2.40    -1.86
SST Cash Management Portfolio
  Class 3                       2,824,870  9.44      10.45      28,649,856        0.00        1.15   2.30   -3.45    -1.71
SST Conservative Growth
  Strategy Class 1                867,118 21.79      22.16      19,212,401        1.99        1.40   1.52    7.43     7.56
SST Conservative Growth
  Strategy Class 2              3,309,118 20.62      21.74      70,379,408        1.88        1.40   1.95    6.81     7.40
SST Conservative Growth
  Strategy Class 3              2,269,065 19.60      21.85      48,361,270        1.83        1.15   2.30    3.92     7.56
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 1               360,341 15.61      16.07       5,790,187        2.18        1.40   1.52    2.93     3.05
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 2             3,395,330 14.46      15.78      51,926,352        1.98        1.40   1.95    2.33     2.90
SST SA Multi-Managed
  Diversified Fixed Income
  Portfolio Class 3             2,718,126 14.58      15.85      41,187,114        1.98        1.15   2.30    1.62     3.05
SST Growth Strategy Class 1     1,021,777 23.67      24.08      24,601,448        0.86        1.40   1.52    8.34     8.47
SST Growth Strategy Class 2     2,022,330 22.39      23.62      46,757,985        0.73        1.40   1.95    7.72     8.31
SST Growth Strategy Class 3     2,719,588 21.34      23.77      62,921,558        0.66        1.15   2.30    4.88     8.47
SST SA Multi-Managed
  International Equity
  Portfolio Class 1               282,848  9.93      10.80       3,048,517        1.51        1.40   1.52   12.95    13.08
SST SA Multi-Managed
  International Equity
  Portfolio Class 2             3,049,673 10.02      10.60      31,598,767        1.32        1.40   1.95   12.30    12.91
SST SA Multi-Managed
  International Equity
  Portfolio Class 3             2,919,278  9.99      10.67      30,158,546        1.30        1.15   2.30   12.72    13.08
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 1    337,894 11.19      12.55       4,226,406        0.53        1.40   1.52   10.92    11.05
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 2  3,426,208 11.58      12.31      41,207,272        0.36        1.40   1.95   10.28    10.88
SST SA Multi-Managed Large
  Cap Growth Portfolio Class 3  2,458,796 11.52      12.35      29,544,017        0.25        1.15   2.30   10.51    11.05
SST SA Multi-Managed Large
  Cap Value Portfolio Class 1     242,772 17.42      18.44       4,466,781        1.40        1.40   1.52   17.06    17.20
SST SA Multi-Managed Large
  Cap Value Portfolio Class 2   2,222,465 16.59      18.10      39,035,475        1.20        1.40   1.95   16.38    17.02
SST SA Multi-Managed Large
  Cap Value Portfolio Class 3   1,467,772 16.99      18.22      25,687,519        1.10        1.15   2.30   16.28    17.20
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 1        162,672 22.27      24.58       3,992,408        0.00        1.40   1.52   11.18    11.31
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 2      1,189,284 22.82      24.12      28,014,697        0.00        1.40   1.95   10.54    11.15
SST SA Multi-Managed Mid Cap
  Growth Portfolio Class 3        988,369 22.70      24.30      23,300,090        0.00        1.15   2.30   10.61    11.31
SST Moderate Growth Strategy
  Class 1                       1,060,878 22.99      23.38      24,801,748        1.22        1.40   1.52    8.03     8.16
SST Moderate Growth Strategy
  Class 2                       4,352,631 21.54      22.94      97,503,127        1.09        1.40   1.95    7.41     8.00
SST Moderate Growth Strategy
  Class 3                       4,248,813 20.67      23.10      95,121,445        1.03        1.15   2.30    4.57     8.16
SST SA Wellington Real Return
  Portfolio Class 3             2,241,308 11.73      12.50      27,117,516        2.60        1.15   2.30    0.19     1.34
SST SA Columbia Focused
  Growth Portfolio Class 1        139,786  9.44      10.16       1,419,603        0.00        1.40   1.52    1.71     1.83
SST SA Columbia Focused
  Growth Portfolio Class 2      3,800,430  9.39       9.98      37,129,175        0.00        1.40   1.95    1.12     1.68
SST SA Columbia Focused
  Growth Portfolio Class 3      3,504,364  9.42      10.05      34,226,785        0.00        1.15   2.30    1.52     1.83
SST SA Columbia Focused Value
  Portfolio Class 2             1,016,188 17.53      18.77      18,674,096        0.35        1.40   1.95   12.47    13.09
SST SA Columbia Focused Value
  Portfolio Class 3               927,118 17.43      18.89      16,950,804        0.28        1.15   2.30   11.96    13.26
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 1         119,413 29.45      30.34       3,620,534        0.60        1.40   1.52   18.02    18.17
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 2       1,247,277 26.43      29.78      35,749,104        0.43        1.40   1.95   17.34    17.99
SST SA Multi-Managed Mid Cap
  Value Portfolio Class 3         974,333 27.84      29.92      27,763,908        0.38        1.15   2.30   17.01    18.17
SST SA Multi-Managed Small
  Cap Portfolio Class 1           125,721 14.03      14.80       1,858,713        0.00        1.40   1.52    9.36     9.49
SST SA Multi-Managed Small
  Cap Portfolio Class 2         1,796,337 13.70      14.52      25,550,010        0.00        1.40   1.95    8.73     9.33
SST SA Multi-Managed Small
  Cap Portfolio Class 3         1,371,157 13.71      14.59      19,469,376        0.00        1.15   2.30    9.15     9.49
SAST SA American Funds Global
  Growth Portfolio Class 3        960,441 12.69      13.53      12,669,808        0.98        1.15   2.30   14.30    15.62
SAST SA American Funds Growth
  Portfolio Class 3               542,220 11.70      12.46       6,589,046        0.34        1.15   2.30    9.72    10.99
SAST SA American Funds
  Growth- Income Portfolio
  Class 3                         721,608 11.27      12.02       8,453,186        1.22        1.15   2.30   14.94    16.26
T. Rowe Price Blue Chip
  Growth Portfolio Class II       446,422 11.74      12.40       5,428,805        0.00        1.15   2.30    6.28     7.51
T. Rowe Price Equity Income
  Portfolio Class II            1,103,245 11.04      11.66      12,574,684        1.72        1.15   2.30   17.08    18.43

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.

VARIABLE ANNUITY ACCOUNT FIVE
AMERICAN GENERAL LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. Subsequent Events

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 26, 2018, the date the financial statements were issued, and has determined that no additional items require disclosure.

American General Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

AMERICAN GENERAL LIFE INSURANCE COMPANY
TABLE OF CONTENTS

                                                                           Page
                                                                           ----
 CONSOLIDATED FINANCIAL STATEMENTS

 Report of Independent Auditors                                              2
 Consolidated Balance Sheet at December 31, 2017 and 2016                    3
 Consolidated Statements of Income for each of the years ended
   December 31, 2017, 2016 and 2015                                          4
 Consolidated Statements of Comprehensive Income (Loss) for each of the
   years ended December 31, 2017, 2016 and 2015                              5
 Consolidated Statements of Equity for each of the years ended
   December 31, 2017, 2016 and 2015                                          6
 Consolidated Statements of Cash Flows for each of the years ended
   December 31, 2017, 2016 and 2015                                          7

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

 1.   Basis of Presentation                                                  8
 2.   Summary of Significant Accounting Policies                             9
 3.   Fair Value Measurements                                               15
 4.   Investments                                                           33
 5.   Lending Activities                                                    44
 6.   Reinsurance                                                           46
 7.   Derivatives and Hedge Accounting                                      47
 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements      49
 9.   Variable Interest Entities                                            52
 10.  Insurance Liabilities                                                 54
 11.  Variable Life and Annuity Contracts                                   57
 12.  Debt                                                                  59
 13.  Commitments and Contingencies                                         60
 14.  Equity                                                                61
 15.  Statutory Financial Data and Restrictions                             63
 16.  Benefit Plans                                                         63
 17.  Income Taxes                                                          64
 18.  Related Party Transactions                                            68
 19.  Subsequent Events                                                     70

Report of Independent Auditors

To the Board of Directors of
American General Life Insurance Company

We have audited the accompanying consolidated financial statements of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended
December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 26, 2018

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                                  December 31,
                                                                                                                -----------------
(in millions, except for share data)                                                                              2017     2016
------------------------------------                                                                            -------- --------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2017 - $96,876; 2016 - $96,184)              $104,575 $100,867
          Other bond securities, at fair value                                                                     3,163    3,047
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost: 2017 - $52; 2016 - $11)                58       15
          Other common and preferred stock, at fair value                                                              3        4
       Mortgage and other loans receivable, net of allowance                                                      19,707   16,458
       Other invested assets (portion measured at fair value: 2017 - $1,294; 2016 - $1,508)                        3,620    3,498
       Short-term investments (portion measured at fair value: 2017 - $3,604; 2016 - $3,122)                       3,844    3,347
                                                                                                                -------- --------
          Total investments                                                                                      134,970  127,236
   Cash                                                                                                              160      173
   Accrued investment income                                                                                       1,059    1,051
   Amounts due from related parties                                                                                1,023    1,097
   Premiums and other receivables - net of allowance                                                                 865      789
   Reinsurance assets, net of allowance                                                                            1,701    1,572
   Deferred policy acquisition costs                                                                               6,621    6,787
   Current income tax receivable                                                                                     239       --
   Deferred income taxes                                                                                           1,183    1,610
   Other assets (including restricted cash of $46 in 2017 and $1 in 2016)                                          1,652    2,562
   Separate account assets, at fair value                                                                         49,470   44,174
                                                                                                                -------- --------
Total assets                                                                                                    $198,943 $187,051
                                                                                                                ======== ========
Liabilities:
   Future policy benefits for life and accident and health insurance contracts                                  $ 36,078 $ 33,112
   Policyholder contract deposits (portion measured at fair value: 2017 - $3,564; 2016 - $2,743)                  81,496   78,613
   Policy claims and benefits payable                                                                                688      702
   Other policyholder funds                                                                                        1,849    2,034
   Current income tax payable                                                                                         --       71
   Notes payable - to affiliates (portion measured at fair value: 2017 - $627; 2016 - $568)                        1,862    1,259
   Notes payable - to third parties                                                                                  901      220
   Amounts due to related parties                                                                                    998    1,134
   Securities lending payable                                                                                      2,457    2,142
   Other liabilities                                                                                               3,086    3,548
   Separate account liabilities                                                                                   49,470   44,174
                                                                                                                -------- --------
Total liabilities                                                                                                178,885  167,009
                                                                                                                -------- --------
Commitments and contingencies (see Note 13)

American General Life Insurance Company (AGL) shareholder's equity:
   Preferred stock, $100 par value; 8,500 shares authorized, issued and outstanding                                    1        1
   Common stock, $10 par value; 600,000 shares authorized, issued and outstanding                                      6        6
   Additional paid-in capital                                                                                     15,137   16,673
   Accumulated other comprehensive income                                                                          4,752    3,295
                                                                                                                -------- --------
Total AGL shareholder's equity                                                                                    19,896   19,975
Noncontrolling interests                                                                                             162       67
                                                                                                                -------- --------
Total equity                                                                                                      20,058   20,042
                                                                                                                -------- --------
Total liabilities and equity                                                                                    $198,943 $187,051
                                                                                                                ======== ========

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME


                                                     Years Ended December 31,
                                                    -------------------------
  (in millions)                                       2017     2016     2015
  -------------                                     -------  -------  -------
  Revenues:
     Premiums                                       $ 3,397  $ 1,722  $ 2,628
     Policy fees                                      2,226    2,078    2,090
     Net investment income                            6,523    6,318    6,118
     Net realized capital losses:
         Total other-than-temporary
           impairments on available for sale
           securities                                   (46)    (210)    (197)
         Portion of other-than-temporary
           impairments on available for sale
           fixed maturity securities
           recognized in other comprehensive
           loss                                         (43)     (17)     (22)
                                                    -------  -------  -------
         Net other-than-temporary impairments
           on available for sale securities
           recognized in net income                     (89)    (227)    (219)
         Other realized capital (losses) gains       (1,073)    (903)     141
                                                    -------  -------  -------
     Total net realized capital losses:              (1,162)  (1,130)     (78)
         Other income                                 1,004    1,237    2,268
                                                    -------  -------  -------
  Total revenues                                     11,988   10,225   13,026
                                                    -------  -------  -------
  Benefits and expenses:
     Policyholder benefits                            6,008    4,644    5,276
     Interest credited to policyholder account
       balances                                       2,081    2,211    2,178
     Amortization of deferred policy
       acquisition costs                                375      261      787
     General operating and other expenses             1,831    2,139    3,087
     Net (gain) loss on sale of divested
       businesses                                        --     (238)      --
                                                    -------  -------  -------
  Total benefits and expenses                        10,295    9,017   11,328
                                                    -------  -------  -------
  Income before income tax expense                    1,693    1,208    1,698
  Income tax expense (benefit):
     Current                                            858    1,248      549
     Deferred                                           256     (951)    (111)
                                                    -------  -------  -------
  Income tax expense                                  1,114      297      438
                                                    -------  -------  -------
  Net income                                            579      911    1,260
  Less:
  Net income attributable to noncontrolling
    interests                                             3        1       --
                                                    -------  -------  -------
  Net income attributable to AGL                    $   576  $   910  $ 1,260
                                                    =======  =======  =======

  See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)


                                                                                                        Years Ended December 31,
                                                                                                        -----------------------
(in millions)                                                                                            2017    2016     2015

Net income                                                                                              $  579  $  911  $ 1,260
                                                                                                        ------  ------  -------
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation (depreciation) of fixed maturity investments on which other-than-
     temporary credit impairments were recognized                                                          129     (34)    (225)
   Change in unrealized appreciation (depreciation) of all other investments                             2,080   1,457   (4,368)
   Adjustments to deferred policy acquisition costs, value of business acquired and deferred sales
     inducements                                                                                          (355)   (100)     442
   Change in unrealized insurance loss recognition                                                        (610)   (361)     551
   Change in foreign currency translation adjustments                                                       --      --       (2)
                                                                                                        ------  ------  -------
Other comprehensive income (loss)                                                                        1,244     962   (3,602)
                                                                                                        ------  ------  -------
Comprehensive income (loss)                                                                              1,823   1,873   (2,342)
Comprehensive income attributable to noncontrolling interests                                                3       1       --
                                                                                                        ------  ------  -------
Comprehensive income (loss) attributable to AGL                                                         $1,820  $1,872  $(2,342)
                                                                                                        ======  ======  =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY


                                                                     Accumulated
                                                Additional              Other       Total AGL      Non-
                               Preferred Common  Paid-in   Retained Comprehensive Shareholder's controlling  Total
(in millions)                    Stock   Stock   Capital   Earnings    Income        Equity      Interests   Equity
-------------                  --------- ------ ---------- -------- ------------- ------------- ----------- -------
Balance, January 1, 2015          $ 1     $ 6    $18,514   $   218     $ 5,935       $24,674       $ --     $24,674
                                  ---     ---    -------   -------     -------       -------       ----     -------
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --     1,260          --         1,260         --       1,260
Dividends                          --      --         --      (903)         --          (903)        --        (903)
Other comprehensive loss           --      --         --        --      (3,602)       (3,602)        --      (3,602)
Capital contributions from
  Parent                           --      --         32        --          --            32         --          32
Other                              --      --         --        --          --            --         (3)         (3)
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2015        $ 1     $ 6    $18,546   $   575     $ 2,333       $21,461       $ (3)    $21,458
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       910          --           910          1         911
Dividends                          --      --         --    (1,491)         --        (1,491)        --      (1,491)
Other comprehensive income         --      --         --        --         962           962         --         962
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         65          65
Capital contributions from
  Parent                           --      --         12        --          --            12         --          12
Return of capital                  --      --     (1,885)       --          --        (1,885)        --      (1,885)
Deconsolidation of VIEs            --      --         --         6          --             6          3           9
Other                              --      --         --        --          --            --          1           1
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2016        $ 1     $ 6    $16,673   $    --     $ 3,295       $19,975       $ 67     $20,042
                                  ===     ===    =======   =======     =======       =======       ====     =======
Net income attributable to
  AGL or other noncontrolling
  interests                        --      --         --       576          --           576          3         579
Dividends                          --      --         --      (363)         --          (363)        --        (363)
Other comprehensive income         --      --         --        --       1,244         1,244         --       1,244
Net increase due to
  acquisitions and
  consolidations                   --      --         --        --          --            --         87          87
Return of capital                  --      --     (1,536)       --          --        (1,536)        --      (1,536)
Deconsolidation of
  subsidiaries                     --      --         --        --          --            --         (1)         (1)
Reclassification of certain
  tax effects from AOCI            --      --         --      (213)        213            --         --          --
Other                              --      --         --        --          --            --          6           6
                                  ---     ---    -------   -------     -------       -------       ----     -------
Balance, December 31, 2017        $ 1     $ 6    $15,137   $    --     $ 4,752       $19,896       $162     $20,058
                                  ===     ===    =======   =======     =======       =======       ====     =======

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                Years Ended December 31,
                                                                                              ----------------------------
(in millions)                                                                                   2017      2016      2015
-------------                                                                                 --------  --------  --------
Cash flows from operating activities:
   Net income                                                                                 $    579  $    911  $  1,260
                                                                                              --------  --------  --------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                        2,081     2,211     2,178
       Amortization of deferred policy acquisition costs                                           375       261       787
       Fees charged for policyholder contract deposits                                          (1,472)   (1,337)   (1,203)
       Net realized capital losses                                                               1,162     1,130        78
       Net (gains) on sale of divested businesses                                                   --      (238)       --
       Unrealized losses (gains) in earnings, net                                                 (281)      (41)       25
       Equity in (income) losses of partnerships and other invested assets                          19        92       (32)
       Accretion of net premium/discount on investments                                           (736)     (828)     (710)
       Capitalized interest                                                                        (94)      (71)      (59)
       Provision for deferred income taxes                                                         256      (951)     (111)
   Changes in operating assets and liabilities:
       Accrued investment income                                                                    (8)        4       (13)
       Amounts due (to) from related parties                                                       (61)     (236)       62
       Reinsurance assets                                                                         (129)       93       (49)
       Deferred policy acquisition costs                                                          (714)     (805)     (983)
       Current income tax receivable/payable                                                       361     1,201       448
       Future policy benefits and other policyholder funds                                       1,836       932     1,193
       Other, net                                                                                 (183)     (223)     (220)
                                                                                              --------  --------  --------
   Total adjustments                                                                             2,412     1,194     1,391
                                                                                              --------  --------  --------
Net cash provided by operating activities                                                        2,991     2,105     2,651
                                                                                              ========  ========  ========
Cash flows from investing activities:
   Proceeds from (payments for)
       Sales or distribution of:
          Available for sale investments                                                         7,059     8,353     7,514
          Other investments, excluding short-term investments                                     (205)    2,796     2,670
          Divested businesses, net                                                                  --       238        --
       Redemption and maturities of fixed maturity securities available for sale                 9,367     8,831     7,837
       Principal payments received on sales and maturities of mortgage and other loans
         receivable                                                                              2,567     2,892     2,094
       Redemption and maturities of other investments, excluding short-term investments            279       230       196
   Purchases of:
       Available for sale investments                                                          (16,784)  (19,834)  (17,431)
       Mortgage and other loans receivable                                                      (5,708)   (5,100)   (4,932)
       Other investments, excluding short-term investments                                        (647)     (607)   (2,442)
   Net change in restricted cash                                                                   (45)        3       392
   Net change in short-term investments                                                           (497)   (1,497)     (469)
   Other, net                                                                                     (235)   (1,075)     (179)
                                                                                              --------  --------  --------
Net cash used in investing activities                                                           (4,849)   (4,770)   (4,750)
                                                                                              ========  ========  ========
Cash flows from financing activities:
   Policyholder contract deposits                                                               11,232    10,529    10,208
   Policyholder contract withdrawals                                                           (10,742)   (7,478)   (7,112)
   Net exchanges (to) from separate accounts                                                     1,451      (870)   (1,239)
   Change in repurchase agreements                                                                (248)       18       281
   Repayment of notes payable                                                                       --      (286)     (221)
   Issuance of notes payable                                                                     1,298       603       100
   Change in securities lending payable                                                            315     1,180       962
   Change in cash overdrafts                                                                       (43)       45        --
   Dividends and return of capital paid to Parent Company, net of cash contributions            (1,418)   (1,220)     (824)
   Other, net                                                                                       --        --        (2)
                                                                                              --------  --------  --------
Net cash provided by financing activities                                                        1,845     2,521     2,153
                                                                                              ========  ========  ========
Net increase (decrease) in cash                                                                    (13)     (144)       54
Cash at beginning of year                                                                          173       317       263
                                                                                              --------  --------  --------
Cash at end of year                                                                           $    160  $    173  $    317
                                                                                              ========  ========  ========
Supplementary Disclosure of Consolidated Cash Flow Information

Cash paid during the period for:
   Interest                                                                                   $     12  $      7  $      9
   Taxes                                                                                           493        42        91
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                                      6        12        13
   Non-cash dividends                                                                              481     2,156       237
   Settlement of non-cash dividends payable                                                         --        --     1,292
   Non-cash contributions from Parent                                                               --        12        32

See accompanying Notes to Consolidated Financial Statements.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

American General Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "AGL," "the Company," "we," "us" or "our" mean American General Life Insurance Company and its consolidated entities, and the term "AIG Parent" means American International Group, Inc. and not any of AIG Parent's consolidated subsidiaries.

We are a leading provider of individual term and universal life insurance solutions to middle-income and high net worth customers, as well as a leading provider of fixed and variable annuities. Our primary products include term life insurance, universal, variable universal and whole life insurance, accident and health insurance, single- and flexible-premium deferred fixed and variable annuities, fixed index deferred annuities, single-premium immediate and delayed-income annuities, private placement variable annuities, structured settlements, corporate and bank-owned life insurance, terminal funding annuities, guaranteed investment contracts (GICs) and funding agreements, stable value wrap products and group benefits. We distribute our products through independent marketing organizations, independent insurance agents and financial advisors, banks, broker dealers, structured settlement brokers and benefit consultants, and direct-to-consumer through AIG Direct. We also provide support services to certain affiliated insurance companies through our subsidiaries, AIG Enterprise Services LLC (AIGES) and SunAmerica Asset Management LLC (SAAMCo).

SAAMCo and its wholly owned distributor, AIG Capital Services, Inc. (AIGCS), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. (SFS), represent our asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds and variable subaccounts offered within our variable annuity and variable universal life products, and by distributing retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

In May 2016, we sold AIG Advisor Group, our network of independent broker-dealers, to investment funds affiliated with Lightyear Capital LLC and PSP Investments. Our consolidated Statements of Income included total revenues and expenses of AIG Advisor Group of $477 million and $193 million, respectively, in 2016 and total revenues and expenses of $1.4 billion and $1.3 billion, respectively, in 2015.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Out of Period Adjustments

In 2017, we recorded out of period adjustments to correct errors related to prior periods, which increased pre-tax income by $127 million, increased net income by $106 million and decreased comprehensive income by $107 million. The out of period adjustments were primarily related to insurance liabilities and deferred policy acquisition costs. We have evaluated the effect of the errors on prior years and on the respective years in which they were corrected, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to any previously issued consolidated financial statements or the current period.

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset and provisional estimates associated with the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act);

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

    Note 3.  Fair Value Measurements

                 .Short-term investments

    Note 4.  Investments

                 .Fixed maturity and equity securities

                 .Other invested assets

                 .Net investment income

                 .Net realized capital gains (losses)

                 .Other-than-temporary impairments

    Note 5.  Lending Activities

                 .Mortgage and other loans receivable - net of allowance

    Note 6.  Reinsurance

                 .Reinsurance assets, net of allowance

    Note 7.  Derivatives and Hedge Accounting

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


              .Derivative assets and liabilities, at fair value

Note 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements

              .Deferred policy acquisition costs

              .Amortization of deferred policy acquisition costs

              .Deferred sales inducements

Note 9.   Variable Interest Entities

Note 10.  Insurance Liabilities

              .Future policy benefits

              .Policyholder contract deposits

              .Other policyholder funds

Note 11.  Variable Life and Annuity Contracts

Note 12.  Debt

              .Long-term debt

Note 13.  Commitments and Contingencies

              .Legal contingencies

Note 17.  Income Taxes

Other significant accounting policies

Premiums for long-duration life insurance products and life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in the Consolidated Statements of Income.

Premiums on accident and health policies are earned primarily on a pro rata basis over the term of the related coverage. The reserves for unearned premiums include the portion of premiums written relating to the unexpired terms of coverage.

Reinsurance premiums ceded are recognized as a reduction in revenues over the period the reinsurance coverage is provided in proportion to the risks to which the premiums relate.

Policy fees represent fees recognized from universal life and investment-type products consisting of policy charges for the cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes advisory fees and commissions from the broker dealer business and income from legal settlements.

In 2017, other income included business interruption insurance recoveries of $6 million related to the flooding and property damage that occurred at our main administrative office located in Houston, TX. In August 2017, Hurricane Harvey made a landfall in Texas and Louisiana causing widespread flooding and property damage in various southern counties within the region.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. Separate accounts may also include deposits for funds held under stable value wrap funding agreements, although the majority of stable value wrap sales are measured based on the notional amount included in assets under management and do not include the receipt of funds. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2017

Derivative Contract Novations

In March 2016, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We adopted the standard on its required effective date of January 1, 2017. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities in evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

We adopted the standard on October 1, 2017. The impact of the standard is primarily related to our investments in real estate. As a result of the adoption, we anticipate that future acquisitions of certain real estate investments will no longer meet the definition of a business and will be treated as asset acquisitions. As a result, no goodwill would be recognized from these investments and certain costs can be capitalized as part of the asset acquisitions. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations and cash flows.

Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (AOCI)

In February 2018, the FASB issued an accounting standard that allows the optional reclassification of stranded tax effects within accumulated other comprehensive income to retained earnings that arise due to the enactment of the Tax Act. We have elected to early adopt the accounting standard in our financial statements for the year ended December 31, 2017. Accordingly, we have recorded a reclassification adjustment of $213 million related to the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Act. Consistent with Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), released by the Securities and Exchange Commission, these are provisional adjustments and may be revised as relevant guidance is released.

We use the security-by-security approach when releasing stranded income tax effects from AOCI for available for sale securities.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Our analysis of revenues indicates that substantially all of our revenues are from sources excluded from the scope of the standard. For those revenue sources within the scope of the standard, there are no material changes in the timing or measurement of revenues based upon the guidance. As substantially all of our revenue sources are excluded from the scope of the standard, the adoption of the standard will not have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Based on our review substantially all of our assets and liabilities are not within the scope of the standard. The adoption of this standard will not have material effect on our reported consolidated financial condition, results of operations, cash flows or require disclosures.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

We plan to adopt the standard on its effective date of January 1, 2019 using a modified retrospective approach upon adoption. We are currently quantifying the expected recognition on our balance sheet for a right to use asset and a lease liability as required by the standard. We do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables and certain off-balance sheet credit exposures. Additionally, the impairment for available for sale debt securities, including purchased credit deteriorated securities, are subject to the new guidance and will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are continuing to develop our implementation plan to adopt the standard and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures. While we expect an increase in our allowances for credit losses for the financial instruments within scope of the standard, given the objective of the new standard, the amount of any change will be dependent on our portfolios' composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows.

We will adopt this standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

We will adopt the standard on its effective date of January 1, 2018 using a modified retrospective approach. The adoption of this standard will not have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

We will adopt the standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Gains and Losses from the Derecognition of Nonfinancial Assets

In February 2017, the FASB issued an accounting standard that clarifies the scope of the derecognition guidance for the sale, transfer and derecognition of nonfinancial assets to noncustomers that aligns with the new revenue recognition principles. The standard also adds new accounting for partial sales of nonfinancial assets (including in substance real estate) that requires an entity to derecognize a nonfinancial asset when it 1) ceases to have a controlling financial interest in the legal entity that holds the asset based on the consolidation model and 2) transfers control of the asset based on the revenue recognition model.

We will adopt this standard on its effective date of January 1, 2018 under the modified retrospective approach. Based on our evaluation, we do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Improving the Presentation of Net Periodic Pension and Postretirement Benefit
Cost

In March 2017, the FASB issued an accounting standard that requires entities to report the service cost component of net periodic pension and postretirement benefit costs in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net periodic benefit costs are required to be separately presented in the income statement. The amendments also allow only the service cost component to be eligible for capitalization when applicable.

We will adopt this standard on its effective date of January 1, 2018. The standard primarily addresses the presentation of the service cost component of net periodic benefit costs in the income statement. AIG Parent's U.S. pension plans are frozen and no longer accrue benefits, which are reflected as service costs. Therefore, the standard will have no material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Modification of Shared-Based Payment Awards

In May 2017, the FASB issued an accounting standard that provides guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting.

We will prospectively adopt this standard on its effective date of January 1, 2018 and do not expect the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivatives and Hedging

In August 2017, the FASB issued an accounting standard that improves and expands hedge accounting for both financial and commodity risks. The provisions of the amendment are intended to better align the accounting with an entity's risk management activities, enhance the transparency on how the economic results are presented in the financial statements and the footnote, and simplify the application of hedge accounting treatment.

The standard is effective on January 1, 2019, with early adoption permitted. We are evaluating the timing of adoption and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

..   Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

..   Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2017                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $   200 $   342 $    --   $    --      $  --    $    542
   Obligations of states, municipalities and political subdivisions        --   2,694   1,280        --         --       3,974
   Non-U.S. governments                                                    --   3,019      --        --         --       3,019
   Corporate debt                                                          --  70,121     600        --         --      70,721
   RMBS                                                                    --   7,744   6,916        --         --      14,660
   CMBS                                                                    --   4,091     379        --         --       4,470
   CDO/ABS                                                                 --   1,337   5,852        --         --       7,189
                                                                      ------- ------- -------   -------      -----    --------
Total bonds available for sale                                            200  89,348  15,027        --         --     104,575
                                                                      ------- ------- -------   -------      -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      46      --        --         --          46
   Corporate debt                                                          --   1,527      --        --         --       1,527
   RMBS                                                                    --      64     394        --         --         458
   CMBS                                                                    --     150      10        --         --         160
   CDO/ABS                                                                 --      21     951        --         --         972
                                                                      ------- ------- -------   -------      -----    --------
Total other bond securities                                                --   1,808   1,355        --         --       3,163
                                                                      ------- ------- -------   -------      -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --        --         --           3
   Preferred stock                                                         11      --      --        --         --          11
   Mutual funds                                                            44      --      --        --         --          44
                                                                      ------- ------- -------   -------      -----    --------
Total equity securities available for sale                                 58      --      --        --         --          58
                                                                      ------- ------- -------   -------      -----    --------
Other common and preferred stock                                            3      --      --        --         --           3
Other invested assets/(b)/                                                 --      --      31        --         --          31
Short-term investments                                                    698   2,906      --        --         --       3,604
Other assets - Investment in AIG                                            6      --      --        --         --           6
Derivative assets:
   Interest rate contracts                                                 --     550      --        --         --         550
   Foreign exchange contracts                                              --     398      --        --         --         398
   Equity contracts                                                       164     894      78        --         --       1,136
   Other contracts                                                         --      --      13        --         --          13
   Counterparty netting and cash collateral                                --      --      --    (1,429)       (45)     (1,474)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative assets                                                   164   1,842      91    (1,429)       (45)        623
                                                                      ------- ------- -------   -------      -----    --------
Separate account assets                                                47,530   1,940      --        --         --      49,470
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $48,659 $97,844 $16,504   $(1,429)     $ (45)   $161,533
                                                                      ======= ======= =======   =======      =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    84 $ 3,480   $    --      $  --    $  3,564
Notes payable - to affiliates                                              --      --     627        --         --         627
Derivative liabilities:
   Interest rate contracts                                                  2     969      --        --         --         971
   Foreign exchange contracts                                              --     448      --        --         --         448
   Equity contracts                                                         1     888      --        --         --         889
   Other contracts                                                         --      --       4        --         --           4
   Counterparty netting and cash collateral                                --      --      --    (1,429)      (627)     (2,056)
                                                                      ------- ------- -------   -------      -----    --------
Total derivative liabilities                                                3   2,305       4    (1,429)      (627)        256
                                                                      ------- ------- -------   -------      -----    --------
Total                                                                 $     3 $ 2,389 $ 4,111   $(1,429)     $(627)   $  4,447
                                                                      ======= ======= =======   =======      =====    ========

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2016                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting/(a)/ Collateral   Total
-----------------                                                     ------- ------- ------- ------------ ---------- --------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   335 $    --    $  --       $  --    $    335
   Obligations of states, municipalities and political subdivisions        --   2,474     995       --          --       3,469
   Non-U.S. governments                                                    --   2,619      --       --          --       2,619
   Corporate debt                                                          --  67,419     546       --          --      67,965
   RMBS                                                                    --   7,187   7,027       --          --      14,214
   CMBS                                                                    --   4,288     793       --          --       5,081
   CDO/ABS                                                                 --   2,116   5,068       --          --       7,184
                                                                      ------- ------- -------    -----       -----    --------
Total bonds available for sale                                             --  86,438  14,429       --          --     100,867
                                                                      ------- ------- -------    -----       -----    --------
Other bond securities:
   Non-U.S. governments                                                    --      41      --       --          --          41
   Corporate debt                                                          --   1,421      --       --          --       1,421
   RMBS                                                                    --      33     324       --          --         357
   CMBS                                                                    --     164      17       --          --         181
   CDO/ABS                                                                 --      22   1,025       --          --       1,047
                                                                      ------- ------- -------    -----       -----    --------
Total other bond securities                                                --   1,681   1,366       --          --       3,047
                                                                      ------- ------- -------    -----       -----    --------
Equity securities available for sale:
   Common stock                                                             3      --      --       --          --           3
   Preferred stock                                                         11      --      --       --          --          11
   Mutual funds                                                             1      --      --       --          --           1
                                                                      ------- ------- -------    -----       -----    --------
Total equity securities available for sale                                 15      --      --       --          --          15
                                                                      ------- ------- -------    -----       -----    --------
Other common and preferred stock                                            4      --      --       --          --           4
Other invested assets/(b)/                                                 --      --      28       --          --          28
Short-term investments                                                    656   2,466      --       --          --       3,122
Other assets - Investment in AIG                                            7      --      --       --          --           7
Derivative assets:
   Interest rate contracts                                                 --     517      --       --          --         517
   Foreign exchange contracts                                              --     601      --       --          --         601
   Equity contracts                                                       167      41      55       --          --         263
   Other contracts                                                         --      --      14       --          --          14
   Counterparty netting and cash collateral                                --      --      --     (762)        (46)       (808)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative assets                                                   167   1,159      69     (762)        (46)        587
                                                                      ------- ------- -------    -----       -----    --------
Separate account assets                                                42,152   2,022      --       --          --      44,174
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $43,001 $93,766 $15,892    $(762)      $ (46)   $151,851
                                                                      ======= ======= =======    =====       =====    ========
Liabilities:
Policyholder contract deposits                                        $    -- $    95 $ 2,648    $  --       $  --    $  2,743
Notes payable - to affiliates                                              --      --     568       --          --         568
Derivative liabilities:
   Interest rate contracts                                                 --   1,547      --       --          --       1,547
   Foreign exchange contracts                                              --     333      --       --          --         333
   Equity contracts                                                        12      --      --       --          --          12
   Other contracts                                                         --      --       5       --          --           5
   Counterparty netting and cash collateral                                --      --      --     (762)       (852)     (1,614)
                                                                      ------- ------- -------    -----       -----    --------
Total derivative liabilities                                               12   1,880       5     (762)       (852)        283
                                                                      ------- ------- -------    -----       -----    --------
Total                                                                 $    12 $ 1,975 $ 3,221    $(762)      $(852)   $  3,594
                                                                      ======= ======= =======    =====       =====    ========

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $1.3 billion and $1.5 billion as of December 31, 2017 and 2016, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers between Level 1 and Level 2 during 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2017 and 2016 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2017 and 2016:

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   995      $  (1)         $118         $ 191       $ --     $   (23)  $ 1,280       $  --
   Corporate debt              546          5             8           (66)       326        (219)      600          --
   RMBS                      7,027        443           435          (977)        --         (12)    6,916          --
   CMBS                        793         66           (32)         (385)        16         (79)      379          --
   CDO/ABS                   5,068         54           109           621         --          --     5,852          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available       14,429        567           638          (616)       342        (333)   15,027          --
  for sale
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        324         45            --            42         --         (17)      394          36
   CMBS                         17         --            --            --         --          (7)       10          --
   CDO/ABS                   1,025         55            --          (129)        --          --       951          36
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond             1,366        100            --           (87)        --         (24)    1,355          72
  securities
                           -------      -----          ----         -----       ----     -------   -------       -----
Other invested assets           28          2            --             1         --          --        31           2
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $15,823      $ 669          $638         $(702)      $342     $  (357)  $16,413       $  74
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract      $(2,648)     $(691)         $ --         $(141)      $ --     $    --   $(3,480)      $(431)
  deposits
Notes payable - to            (568)       (86)           --            27         --          --      (627)         --
  affiliates
Derivatives assets, net*
   Equity contracts             55         39            --           (16)        --          --        78          33
   Other contracts               9         67            --           (67)        --          --         9          65
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives               64        106            --           (83)        --          --        87          98
  assets, net*
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(3,152)     $(671)         $ --         $(197)      $ --     $    --   $(4,020)      $(333)
                           =======      =====          ====         =====       ====     =======   =======       =====

                                                                                                               Changes in
                                                                                                               Unrealized
                                     Net Realized                 Purchases,                                 Gains (Losses)
                                         and                        Sales,                                    Included in
                            Fair      Unrealized                  Issuances                                    Income on
                            Value   Gains (Losses)     Other         and        Gross     Gross   Fair Value  Instruments
                          Beginning  Included in   Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)              of Year      Income     Income (Loss)     Net         In        Out       Year         Year
-------------             --------- -------------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of
     states,
     municipalities and
     political
     subdivisions          $   993      $  (1)         $ 21         $ 101       $ --     $  (119)  $   995       $  --
   Corporate debt              733         (7)          (10)          (56)       337        (451)      546          --
   RMBS                      7,233        398            55          (662)        19         (16)    7,027          --
   CMBS                      1,194         58           (84)           (1)        14        (388)      793          --
   CDO/ABS                   4,151         96           (55)          870         11          (5)    5,068          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Total bonds available
  for sale                  14,304        544           (73)          252        381        (979)   14,429          --
                           -------      -----          ----         -----       ----     -------   -------       -----
Other bond securities:
   RMBS                        727         35            --          (439)         1          --       324          (3)
   CMBS                         60         --            --            (4)         7         (46)       17          (1)
   CDO/ABS                   1,046         46            --           (67)        --          --     1,025          17
                           -------      -----          ----         -----       ----     -------   -------       -----
Total other bond
  securities                 1,833         81            --          (510)         8         (46)    1,366          13
                           -------      -----          ----         -----       ----     -------   -------       -----
Equity securities
  available for sale:           --         --            --            --         --          --        --          --
Other invested assets           30         (2)           (6)           15         --          (9)       28          (2)
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $16,167      $ 623          $(79)        $(243)      $389     $(1,034)  $15,823       $  11
                           =======      =====          ====         =====       ====     =======   =======       =====
Liabilities:
Policyholder contract
  deposits                 $(1,995)     $(415)         $ --         $(238)      $ --     $    --   $(2,648)      $(350)
Notes payable - to
  affiliates                  (474)      (108)           --            14         --          --      (568)         --
Derivatives assets, net*
   Equity contracts             53          7            --            (5)        --          --        55          60
   Other contracts               5         71            --           (67)        --          --         9          76
                           -------      -----          ----         -----       ----     -------   -------       -----
Total derivatives
  assets, net*                  58         78            --           (72)        --          --        64         136
                           -------      -----          ----         -----       ----     -------   -------       -----
Total                      $(2,411)     $(445)         $ --         $(296)      $ --     $    --   $(3,152)      $(214)
                           =======      =====          ====         =====       ====     =======   =======       =====

* Total Level 3 derivative exposures have been netted in these tables for presentation purposes only.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                             Net
                                                           Realized
                                                   Net     Capital
                                         Policy Investment  Gains
     (in millions)                        Fees    Income   (Losses) Total
     -------------                       ------ ---------- -------- -----
     December 31, 2017
        Bonds available for sale          $--     $ 600     $ (33)  $ 567
        Other bond securities              --       100        --     100
        Other invested assets              --         2        --       2
        Policyholder contract deposits     --        --      (691)   (691)
        Notes payable - to affiliates      --       (86)       --     (86)
        Derivative assets, net             67        --        39     106

     December 31, 2016
        Bonds available for sale          $--     $ 638     $ (94)  $ 544
        Other bond securities              --        76         5      81
        Other invested assets              --        (2)       --      (2)
        Policyholder contract deposits     --        --      (415)   (415)
        Notes payable - to affiliates      --      (108)       --    (108)
        Derivative assets, net             71        --         7      78

The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                                   Purchases, Sales,
                                                                                                     Issuances and
(in millions)                                                         Purchases Sales  Settlements Settlements, Net
-------------                                                         --------- -----  ----------- -----------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  194   $  (3)   $    --         $ 191
   Corporate debt                                                          45     (33)       (78)          (66)
   RMBS                                                                   592     (59)    (1,510)         (977)
   CMBS                                                                    19    (100)      (304)         (385)
   CDO/ABS                                                              1,709     (94)      (994)          621
                                                                       ------   -----    -------         -----
Total bonds available for sale                                          2,559    (289)    (2,886)         (616)
                                                                       ------   -----    -------         -----
Other bond securities:
   RMBS                                                                    84      --        (42)           42
   CDO/ABS                                                                  8      --       (137)         (129)
                                                                       ------   -----    -------         -----
Total other bond securities                                                92      --       (179)          (87)
                                                                       ------   -----    -------         -----
Other invested assets                                                       5      --         (4)            1
                                                                       ------   -----    -------         -----
Total assets                                                           $2,656   $(289)   $(3,069)        $(702)
                                                                       ======   =====    =======         =====
Liabilities:
Policyholder contract deposits                                         $   --   $(308)   $   167         $(141)
Notes payable - to affiliates                                              (4)     --         31            27
Derivatives liabilities, net
   Equity contracts                                                         6      --        (22)          (16)
   Other contracts                                                         --      --        (67)          (67)
                                                                       ------   -----    -------         -----
Total derivatives liabilities, net                                          6      --        (89)          (83)
                                                                       ------   -----    -------         -----
Total liabilities                                                      $    2   $(308)   $   109         $(197)
                                                                       ======   =====    =======         =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                    Purchases,
                                                                                                      Sales,
                                                                                                    Issuances
                                                                                                       and
                                                                                                   Settlements,
(in millions)                                                         Purchases Sales  Settlements     Net
-------------                                                         --------- -----  ----------- ------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states, municipalities and political subdivisions    $  105   $  --    $    (4)     $ 101
   Corporate debt                                                          16     (24)       (48)       (56)
   RMBS                                                                   830      (9)    (1,483)      (662)
   CMBS                                                                    74     (25)       (50)        (1)
   CDO/ABS                                                              2,431    (372)    (1,189)       870
                                                                       ------   -----    -------      -----
Total bonds available for sale                                          3,456    (430)    (2,774)       252
                                                                       ------   -----    -------      -----
Other bond securities:
   RMBS                                                                   141    (472)      (108)      (439)
   CMBS                                                                    32     (34)        (2)        (4)
   CDO/ABS                                                                 19      --        (86)       (67)
                                                                       ------   -----    -------      -----
Total other bond securities                                               192    (506)      (196)      (510)
                                                                       ------   -----    -------      -----
Other invested assets                                                      15      --         --         15
                                                                       ------   -----    -------      -----
Total assets                                                           $3,663   $(936)   $(2,970)     $(243)
                                                                       ======   =====    =======      =====
Liabilities:
Policyholder contract deposits                                         $   --   $(349)   $   111      $(238)
Notes payable - to affiliates                                              --      --         14         14
Derivatives liabilities, net
   Equity contracts                                                         5      --        (10)        (5)
   Other contracts                                                        (12)     --        (55)       (67)
                                                                       ------   -----    -------      -----
Total derivatives liabilities, net                                         (7)     --        (65)       (72)
                                                                       ------   -----    -------      -----
Total liabilities                                                      $   (7)  $(349)   $    60      $(296)
                                                                       ======   =====    =======      =====

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2017 and 2016 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $23 million of net losses related to assets transferred into Level 3 in 2017 and includes $5 million of net gains related to assets transferred out of Level 3 in 2017. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excluded $68 million of net losses related to assets transferred into Level 3 in 2016 and included $73 million of net losses related to assets transferred out of Level 3 in 2016.

Transfers of Level 3 Assets

During the years ended December 31, 2017 and 2016, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2017 and 2016, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2017 and 2016.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                     Fair Value at
                     December 31,
(in millions)            2017      Valuation Technique          Unobservable Input/(b)/         Range (Weighted Average)
-------------        ------------- -------------------- ----------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $1,254     Discounted cash flow                              Yield         3.57% - 4.32% (3.95%)
Corporate debt             574     Discounted cash flow                              Yield        2.68% - 10.94% (6.81%)
RMBS/(a)/                6,793     Discounted cash flow           Constant prepayment rate        4.13% - 13.82% (8.98%)
                                                                             Loss severity      44.31% - 76.55% (60.43%)
                                                                     Constant default rate         3.45% - 8.23% (5.84%)
                                                                                     Yield         2.83% - 5.36% (4.09%)
CMBS                       227     Discounted cash flow                              Yield         1.81% - 8.45% (5.13%)
CDO/ABS/(a)/             1,900     Discounted cash flow                              Yield         3.47% - 4.86% (4.16%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,668     Discounted cash flow                  Equity volatility              06.45% - 51.25%
                                                                           Base lapse rate              00.35% - 14.00%
                                                                        Dynamic lapse rate             30.00% - 170.00%
                                                                      Mortality multiplier/(c)/        40.00% - 153.00%
                                                                          Utilization rate             90.00% - 100.00%
                                                        Equity / interest-rate correlation              20.00% - 40.00%
   Index annuities       1,283     Discounted cash flow                         Lapse rate              00.50% - 40.00%
                                                                      Mortality multiplier/(c)/        42.00% - 162.00%
                                                                             Option budget                01.00%-04.00%
   Indexed life            505     Discounted cash flow                    Base lapse rate              02.00% - 19.00%
                                                                            Mortality rate              00.00% - 40.00%

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                     Fair Value at
                     December 31,
(in millions)            2016      Valuation Technique         Unobservable Input/(b)/        Range (Weighted Average)
-------------        ------------- -------------------- --------------------------------      ------------------------
Assets:
Obligations of
  states,
  municipalities
  and political
  subdivisions          $  770     Discounted cash flow                            Yield         3.42% - 7.22% (5.32%)
Corporate debt             323     Discounted cash flow                            Yield         3.45% - 6.22% (4.83%)
RMBS/(a)/                7,033     Discounted cash flow         Constant prepayment rate         1.52% - 9.44% (5.48%)
                                                                           Loss severity      49.23% - 81.13% (65.18%)
                                                                   Constant default rate         3.54% - 8.45% (5.99%)
                                                                                   Yield         3.46% - 6.05% (4.76%)
CMBS                        20     Discounted cash flow                            Yield         1.85% - 3.03% (2.44%)
CDO/ABS/(a)/             1,353     Discounted cash flow                            Yield         4.19% - 5.97% (5.08%)

Liabilities:
Embedded
  derivatives
  within
  Policyholder
  contract deposits:
   GMWB                 $1,496     Discounted cash flow                Equity volatility              13.00% - 50.00%
                                                                         Base lapse rate               0.50% - 20.00%
                                                                      Dynamic lapse rate             30.00% - 170.00%
                                                                    Mortality multiplier/(d)/        42.00% - 161.00%
                                                                        Utilization rate                      100.00%
                                                        Equity/interest-rate correlation              20.00% - 40.00%
   Index annuities         760     Discounted cash flow                       Lapse rate               1.00% - 40.00%
                                                                    Mortality multiplier/(d)/       101.00% - 103.00%
                                                                           Option budget                1.00% - 4.00%
   Indexed life            374     Discounted cash flow                  Base lapse rate                2.00% -19.00%
                                                                          Mortality rate               0.00% - 40.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR) and yield.
A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within Policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and interest crediting rates based on market indices within index annuities, indexed life and guaranteed investment contracts (GICs). For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value, as estimated by the Company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

..   Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                          December 31, 2017           December 31, 2016
                                                                     --------------------------- ---------------------------
                                                                       Fair Value                  Fair Value
                                                                        Using Net                   Using Net
                                                                       Asset Value                 Asset Value
                                                                      Per Share (or   Unfunded    Per Share (or   Unfunded
(in millions)                    Investment Category Includes        its equivalent) Commitments its equivalent) Commitments
-------------               ---------------------------------------  --------------- ----------- --------------- -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets
                            of mature companies are acquired from
                            the current shareholders, typically
                            with the use of financial leverage           $  246         $ 99         $  325         $123

   Real Estate /            Investments in real estate properties
   Infrastructure           and infrastructure positions, including
                            power plants and other energy
                            generating facilities                            34           15             55           20

   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event,
                            such as an initial public offering or
                            sale of the company                              28           42             31            3

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection,
                            or troubled                                       5           17             10           17

   Other                    Includes multi-strategy, mezzanine, and
                            other strategies                                 55           37             29           25
                                                                         ------         ----         ------         ----
Total private equity funds                                                  368          210            450          188
                                                                         ------         ----         ------         ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations                                 250           --            338            8

   Long-short               Securities that the manager believes
                            are undervalued, with corresponding
                            short positions to hedge market risk            375           --            458           --

   Macro                    Investments that take long and short
                            positions in financial instruments
                            based on a top-down view of certain
                            economic and capital market conditions           66           --             30           --

   Distressed               Securities of companies that are in
                            default, under bankruptcy protection or
                            troubled                                        114            8            127            8

   Other                    Includes investments held in funds that
                            are less liquid, as well as other
                            strategies which allow for broader
                            allocation between public and private
                            investments                                      90            2             77           13
                                                                         ------         ----         ------         ----
Total hedge funds                                                           895           10          1,030           29
                                                                         ------         ----         ------         ----
Total                                                                    $1,263         $220         $1,480         $217
                                                                         ======         ====         ======         ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2018.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                     2017
------------                                                                     ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                            65%
   Between four and six years                                                      8
   Between seven and 10 years                                                     27
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                        25%
   Quarterly                                                                      45
   Semi-annually                                                                  18
   Annually                                                                       12
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments' fair value subject to contractual partial
  restrictions                                                                    52%
                                                                                 ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Note 9 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                           December 31, 2017                 December 31, 2016
                                   --------------------------------  --------------------------------
                                              Outstanding                       Outstanding
                                               Principal                         Principal
(in millions)                      Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                      ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates      $627      $1,112      $(485)      $568       $926       $(358)

We assumed GIC liabilities, which are reported in policyholder contract deposits on the Consolidated Balance Sheets, from an affiliate, AIG Matched Funding Corp. (AIGMFC). AIGMFC had elected the fair value option for these GIC liabilities and we have maintained this election. The change in the value of each of the GIC liabilities is partially offset by a swap used to economically hedge the changes in the fair value of the GICs. See Note 18 for additional information on the GIC assumption and the related swaps.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                    Gain (Loss)
             Years Ended December 31,            -----------------
             (in millions)                       2017   2016  2015
             -------------                       ----  -----  ----
             Assets:
                Bond and equity securities       $326  $ 232  $(19)
                Alternative investments/(a)/      133     18    29
             Liabilities:
                Policyholder contract deposits     (1)    (1)   (1)
                Notes payable - to affiliates     (98)  (122)    5
                                                 ----  -----  ----
             Total gain                          $360  $ 127  $ 14
                                                 ====  =====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other investments for the year ended December 31, 2017 primarily relate to commercial mortgage loans, the fair values of which are determined based on independent broker quotations or valuation models using unobservable inputs, as well as the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments for other investments for the year ended December 31, 2016 primarily related to real estate investments acquired in foreclosure. Impairments for other investments for the year ended December 31, 2015 primarily related to certain investments in affordable housing partnerships, the fair values of which were determined based on remaining tax credits and other residual benefits due from the respective partnerships. Residual benefits included consideration of the fair value of underlying real estate properties, which was determined based on market-appropriate capitalization rates applied to net operating income of the properties.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                 Assets at Fair Value      Impairment Charges
                             ----------------------------- ------------------
                                  Non-Recurring Basis       December 31,
                             ----------------------------- ------------------
      (in millions)          Level 1 Level 2 Level 3 Total 2017   2016  2015
      -------------          ------- ------- ------- ----- ----   ----  ----
      December 31, 2017
         Other investments     $--     $--     $--    $--  $15     $2   $10

      December 31, 2016
         Other investments     $--     $--     $ 5    $ 5

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                                 Estimated Fair Value
                                            ------------------------------- Carrying
(in millions)                               Level 1 Level 2 Level 3  Total   Value
-------------                               ------- ------- ------- ------- --------
December 31, 2017
Assets:
   Mortgage and other loans receivable       $ --    $ 44   $20,101 $20,145 $19,707
   Other invested assets                       --      38        --      38      38
   Short-term investments                      --     240        --     240     240
   Cash                                       160      --        --     160     160
Liabilities:
   Policyholder contract deposits/(a)/         --     387    63,690  64,077  62,367
   Note payable - to affiliates, net/(b)/      --      --     1,234   1,234   1,235
   Note payable - to third parties, net        --      --       899     899     901

December 31, 2016
Assets:
   Mortgage and other loans receivable       $ --    $ 59   $16,718 $16,777 $16,458
   Other invested assets                       --      31        --      31      31
   Short-term investments                      --     225        --     225     225
   Cash                                       173      --        --     173     173
Liabilities:
   Policyholder contract deposits/(a)/         --     382    63,895  64,277  61,160
   Note payable - to affiliates, net/(b)/      --      --       691     691     691
   Note payable - to third parties, net        --      --       219     219     220

(a)Excludes embedded policy derivatives which are carried at fair value on a recurring basis.
(b)Excludes notes for which the fair value option has been elected.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2017 or 2016.

Fixed maturity and equity securities classified as available for sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Securities Measured at Fair Value

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                   $   492    $   50    $    --    $    542     $ --
   Obligations of states, municipalities and political subdivisions      3,538       443         (7)      3,974       --
   Non-U.S. governments                                                  2,873       185        (39)      3,019       --
   Corporate debt                                                       65,337     5,761       (377)     70,721       11
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,290     1,458        (88)     14,660      773
       CMBS                                                              4,311       193        (34)      4,470       35
       CDO/ABS                                                           7,035       180        (26)      7,189        7
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               24,636     1,831       (148)     26,319      815
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,876     8,270       (571)    104,575      826
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              2         1         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                             42         2         --          44       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  52         6         --          58       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (6)          6       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,937    $8,279    $  (577)   $104,639     $826
                                                                       =======    ======    =======    ========     ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   291    $   45    $    (1)   $    335     $ --
   Obligations of states, municipalities and political subdivisions      3,275       245        (51)      3,469       --
   Non-U.S. governments                                                  2,626       107       (114)      2,619       --
   Corporate debt                                                       64,649     4,294       (978)     67,965        1
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                             13,310     1,093       (189)     14,214      540
       CMBS                                                              4,886       239        (44)      5,081       87
       CDO/ABS                                                           7,147       127        (90)      7,184       10
                                                                       -------    ------    -------    --------     ----
   Total mortgage-backed, asset-backed and collateralized               25,343     1,459       (323)     26,479      637
                                                                       -------    ------    -------    --------     ----
Total bonds available for sale/(b)/                                     96,184     6,150     (1,467)    100,867      638
                                                                       -------    ------    -------    --------     ----
Equity securities available for sale:
   Common stock                                                              1         2         --           3       --
   Preferred stock                                                           8         3         --          11       --
   Mutual Funds                                                              2        --         --           2       --
                                                                       -------    ------    -------    --------     ----
Total equity securities available for sale                                  11         5         --          16       --
                                                                       -------    ------    -------    --------     ----
Other assets - Investment in AIG                                             9         3         (5)          7       --
                                                                       -------    ------    -------    --------     ----
Total                                                                  $96,204    $6,158    $(1,472)   $100,890     $638
                                                                       =======    ======    =======    ========     ====

(a)Represents the amount of other-than-temporary impairments recognized in Accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the fair value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2017 and 2016, bonds available for sale held by us that were below investment grade or not rated totaled $13.4 billion and $14.5 billion, respectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                          Less than 12 Months    12 Months or More           Total
                                         --------------------- --------------------- ---------------------
                                                      Gross                 Gross                 Gross
                                                    Unrealized            Unrealized            Unrealized
(in millions)                            Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                            ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2017
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    51      $ --      $    2      $ --     $    53     $   --
   Obligations of states,
     municipalities and political
     subdivisions                              88         1         113         6         201          7
   Non-U.S. governments                       448        21         189        18         637         39
   Corporate debt                           6,009       195       3,387       182       9,396        377
   RMBS                                     1,920        43       1,091        45       3,011         88
   CMBS                                       915        21         232        13       1,147         34
   CDO/ABS                                    653        10         364        16       1,017         26
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             10,084       291       5,378       280      15,462        571
                                          -------      ----      ------      ----     -------     ------
Equity securities available for sale:
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           2         6           2          6
                                          -------      ----      ------      ----     -------     ------
Total                                     $10,085      $291      $5,380      $286     $15,465     $  577
                                          =======      ====      ======      ====     =======     ======
December 31, 2016
Bonds available for sale:
   U.S. government and government
     sponsored entities                   $    10      $  1      $   --      $ --     $    10     $    1
   Obligations of states,
     municipalities and political
     subdivisions                             914        45          26         6         940         51
   Non-U.S. governments                     1,114        55         256        59       1,370        114
   Corporate debt                          13,995       593       3,285       385      17,280        978
   RMBS                                     2,575        85       1,712       104       4,287        189
   CMBS                                       964        35         135         9       1,099         44
   CDO/ABS                                  2,044        44         733        46       2,777         90
                                          -------      ----      ------      ----     -------     ------
Total bonds available for sale             21,616       858       6,147       609      27,763      1,467
                                          -------      ----      ------      ----     -------     ------
   Common stock                                 1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Total equity securities available for
  sale                                          1        --          --        --           1         --
                                          -------      ----      ------      ----     -------     ------
Other assets - Investment in AIG               --        --           3         5           3          5
                                          -------      ----      ------      ----     -------     ------
Total                                     $21,617      $858      $6,150      $614     $27,767     $1,472
                                          =======      ====      ======      ====     =======     ======

At December 31, 2017, we held 1,967 and 7 individual fixed maturity and equity securities, respectively, that were in an unrealized loss position, of which 658 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2017 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                                                     Fixed Maturity
                                                                                  Securities in a Loss
                                                    Total Fixed Maturity                Position
                                                  Securities Available for Sale    Available for Sale
                                                  ----------------------------- -------------------------
(in millions)                                     Amortized Cost   Fair Value   Amortized Cost Fair Value
-------------                                     --------------   ----------   -------------- ----------
December 31, 2017
Due in one year or less                              $ 2,069        $  2,100       $    85      $    84
Due after one year through five years                 14,853          15,552         1,413        1,363
Due after five years through ten years                16,819          17,459         3,868        3,724
Due after ten years                                   38,499          43,145         5,344        5,116
Mortgage-backed, asset-backed and collateralized      24,636          26,319         5,323        5,175
                                                     -------        --------       -------      -------
Total                                                $96,876        $104,575       $16,033      $15,462
                                                     =======        ========       =======      =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2017              2016              2015
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $357     $88      $321     $433     $205     $206
Equity securities               2       1         2       --        2        1
                             ----     ---      ----     ----     ----     ----
Total                        $359     $89      $323     $433     $207     $207
                             ====     ===      ====     ====     ====     ====

In 2017, 2016, and 2015, the aggregate fair value of available for sale securities sold was $7.7 billion, $9.4 billion and $16.7 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2017           December 31, 2016
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $   46           1%         $   41           1%
Corporate debt                                        1,527          48           1,421          47
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 458          14             357          12
   CMBS                                                 160           6             181           6
   CDO/ABS                                              972          31           1,047          34
                                                     ------         ---          ------         ---
Total other bond securities                           3,163         100           3,047         100
                                                     ------         ---          ------         ---
Other equity securities                                   3          --               4          --
                                                     ------         ---          ------         ---
Total                                                $3,166         100%         $3,051         100%
                                                     ======         ===          ======         ===

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2017   2016
           -------------                               ------ ------
           Alternative investments/(a) (b)/            $2,612 $3,021
           Investment real estate/(c)/                    934    414
           Federal Home Loan Bank (FHLB) common stock      38     31
           All other investments                           36     32
                                                       ------ ------
           Total                                       $3,620 $3,498
                                                       ====== ======

(a)At December 31, 2017, includes hedge funds of $1.1 billion, private equity funds of $1.2 billion, and affordable housing partnerships of $245 million. At December 31, 2016, includes hedge funds of $1.5 billion, private equity funds of $1.3 billion, and affordable housing partnerships of $251 million.
(b)Approximately 74 percent of our hedge fund portfolio is available for redemption in 2018, an additional 26 percent will be available between 2019 and 2022.
(c)Net of accumulated depreciation of $147 million and $169 million in 2017 and 2016, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds, and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which our insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $9 million and $8 million at December 31, 2017 and 2016, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds, affordable housing partnerships and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                                Years ended December 31,
                                               -------------------------
      (in millions)                             2017     2016     2015
      -------------                            ------  -------  --------
      Operating results:
         Total revenues                        $3,298  $ 2,533  $  7,323
         Total expenses                          (985)  (1,575)   (1,427)
                                               ------  -------  --------
      Net income                               $2,313  $   958  $  5,896
                                               ------  -------  --------

                                                          December 31,
                                                       -----------------
      (in millions)                                      2017     2016
      -------------                                    -------  --------
      Balance sheet:
         Total assets                                  $27,562  $ 68,435
         Total liabilities                              (4,574)  (13,254)

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2017 and 2016:

                                             2017                2016
                                      ------------------- -------------------
                                      Carrying Ownership  Carrying Ownership
   (in millions, except percentages)   Value   Percentage  Value   Percentage
   ---------------------------------  -------- ---------- -------- ----------
   Equity method investments           $1,966   Various    $2,341   Various

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of net investment income:

                                                                                Years Ended December 31,
                                                                                -----------------------
(in millions)                                                                    2017    2016    2015
-------------                                                                   ------  ------  ------
Available for sale fixed maturity securities, including short-term investments  $5,118  $5,319  $5,173
Other fixed maturity securities                                                    326     232     (19)
Equity securities                                                                    4       2       2
Interest on mortgage and other loans                                               904     746     706
Real estate                                                                         10       1      57
Alternative investments*                                                           366     213     426
Other investments                                                                   10       8      (1)
                                                                                ------  ------  ------
Total investment income                                                          6,738   6,521   6,344
Investment expenses                                                                215     203     226
                                                                                ------  ------  ------
Net investment income                                                           $6,523  $6,318  $6,118
                                                                                ======  ======  ======

* Includes income from hedge funds, private equity funds and affordable housing partnerships. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available for sale fixed maturity securities, available for sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available for sale fixed maturity securities, available for sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                              Years Ended December 31,
                                              -----------------------
          (in millions)                         2017     2016    2015
          -------------                       -------  -------  -----
          Sales of fixed maturity securities  $   269  $  (112) $  (1)
          Sales of equity securities                1        2      1
          Mortgage and other loans                (53)     (21)   (50)
          Investment real estate                    1       51     (2)
          Alternative investments                  49      144     90
          Derivatives                          (1,504)    (894)   170
          Other                                   172      (40)   (37)
          Other-than-temporary impairments        (97)    (260)  (249)
                                              -------  -------  -----
          Net realized capital losses         $(1,162) $(1,130) $ (78)
                                              =======  =======  =====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                                    Years Ended December 31,
                                                                                    ----------------------
(in millions)                                                                        2017     2016    2015
-------------                                                                       ------   ------  ------
Balance, beginning of year                                                          $1,017   $1,092  $1,324
   Increases due to:
       Credit impairments on new securities subject to impairment losses                70      120      71
       Additional credit impairments on previously impaired securities                  12       83      32
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior
         intent or requirement to sell                                                 (94)     (36)   (114)
       Credit impaired securities for which there is a current intent or
         anticipated requirement to sell                                                --       --       1
       Accretion on securities previously impaired due to credit*                     (237)    (242)   (221)
                                                                                    ------   ------  ------
Balance, end of year                                                                $  768   $1,017  $1,093
                                                                                    ======   ======  ======

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

                                                               At Date of
     (in millions)                                             Acquisition
     -------------                                             -----------
     Contractually required payments (principal and interest)    $14,975
     Cash flows expected to be collected*                         12,366
     Recorded investment in acquired securities                    8,407

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2017   2016
                  -------------                  ------ ------
                  Outstanding principal balance  $6,462 $6,936
                  Amortized cost                  4,614  4,952
                  Fair value                      5,348  5,306

The following table presents activity for the accretable yield on PCI securities:

                                                                                 Years Ended
                                                                                December 31,
                                                                               --------------
(in millions)                                                                   2017    2016
-------------                                                                  ------  ------
Balance, beginning of year                                                     $3,032  $2,787
   Newly purchased PCI securities                                                 125     288
   Disposals                                                                      (14)    (41)
   Accretion                                                                     (325)   (348)
   Effect of changes in interest rate indices                                     (13)      6
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                  261     340
                                                                               ------  ------
Balance, end of year                                                           $3,066  $3,032
                                                                               ======  ======

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                        December 31,
                                                        -------------
          (in millions)                                  2017   2016
          -------------                                 ------ ------
          Fixed maturity securities available for sale  $2,369 $2,083
          Other bond securities, at fair value           1,214  1,462

At both December 31, 2017 and 2016, amounts borrowed under repurchases and securities lending agreements totaled $3.6 billion.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the fair value of securities pledged under our repurchase and securities lending agreements by collateral type and by remaining contractual maturity:

                                                Remaining Contractual
                                              Maturity of the Agreements
                                        --------------------------------------
                                        Overnight  Up to        Greater
                                           and      30   31-90   Than
  (in millions)                         Continuous days  days   90 days Total
  -------------                         ---------- ----- ------ ------- ------
  December 31, 2017
  Repurchase agreements:
     Bonds available for sale:
         Non U.S. government               $--     $  3  $   14  $ --   $   17
         Corporate debt                     --       13      29    --       42
     Other bond securities:
         Corporate debt                     --      343     794    --    1,137
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --      359     837    --    1,196
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      18    --       18
         Corporate debt                     --      471   1,821    --    2,292
     Other bond securities:
         Non-U.S. government                --       --      21    --       21
         Corporate debt                     --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      471   1,916    --    2,387
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $830  $2,753  $ --   $3,583
                                           ===     ====  ======  ====   ======
  December 31, 2016
  Repurchase agreements:
     Other bond securities:
         Non-U.S. government               $--     $ --  $   --  $ 41   $   41
         Corporate debt                     --       95     657   669    1,421
                                           ---     ----  ------  ----   ------
  Total repurchase agreements               --       95     657   710    1,462
                                           ---     ----  ------  ----   ------
  Securities lending agreements:
     Bonds available for sale:
         Non-U.S. government                --       --      34    --       34
         Corporate debt                     --      725   1,268    --    1,993
         CMBS                               --       --      56    --       56
                                           ---     ----  ------  ----   ------
  Total securities lending agreements       --      725   1,358    --    2,083
                                           ---     ----  ------  ----   ------
  Total secured financing transactions     $--     $820  $2,015  $710   $3,545
                                           ===     ====  ======  ====   ======

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $149 million and $143 million at December 31, 2017 and 2016, respectively.

Other Pledges

We are a member of the FHLB of Dallas and such membership requires the members to own stock in these FHLBs. We owned an aggregate of $38 million and $31 million of common stock in the FHLB at December 31, 2017 and 2016, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we have pledged securities available for sale and residential loans with a fair value of $1.0 billion and $113 million, respectively, at December 31, 2017, and securities available for sale with a fair value of $1.4 billion at December 31, 2016, to provide adequate collateral for potential advances from the FHLB.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                           December 31,
                                                         ----------------
     (in millions)                                         2017     2016
     -------------                                       -------  -------
     Commercial mortgages*                               $15,517  $12,812
     Residential mortgages                                 2,455    1,520
     Life insurance policy loans                           1,353    1,382
     Commercial loans, other loans and notes receivable      581      906
                                                         -------  -------
     Total mortgage and other loans receivable            19,906   16,620
     Allowance for losses                                   (199)    (162)
                                                         -------  -------
     Mortgage and other loans receivable, net            $19,707  $16,458
                                                         =======  =======

* Commercial mortgages primarily represent loans for office, apartments and retail properties, with exposures in New York and California representing the largest geographic concentrations (22 percent and 10 percent, respectively, at December 31, 2017 and 24 percent and 14 percent, respectively, at December 31, 2016).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                           Number                            Class                              Percent
                             of   ------------------------------------------------------------    of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel  Others Total/(c)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ------ ------ ---------  -------
December 31, 2017
Credit Quality Indicator:
   In good standing         508     $3,946   $4,882  $2,708   $1,180   $1,474 $1,228  $15,418      99%
   Restructured/(a)/          2         --       80      19       --       --     --       99       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  510     $3,946   $4,962  $2,727   $1,180   $1,474 $1,228  $15,517     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   36   $   52  $   21   $    4   $   10 $   13  $   136       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
December 31, 2016
Credit Quality Indicator:
   In good standing         497     $2,662   $4,062  $2,497   $1,017   $1,472 $1,015  $12,725      99%
   Restructured/(a)/          3         --       69      18       --       --     --       87       1
                            ---     ------   ------  ------   ------   ------ ------  -------     ---
Total/(b)/                  500     $2,662   $4,131  $2,515   $1,017   $1,472 $1,015  $12,812     100%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===
Allowance for losses                $   16   $   38  $   18   $    4   $    9 $   11  $    96       1%
                            ===     ======   ======  ======   ======   ====== ======  =======     ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)Our commercial mortgage loan portfolio is current as to payments of principal and interest, for both periods presented. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

Mortgages held on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, have been fully paid off as of December 31, 2017. We held mortgages with a carrying value of $26 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation, as of December 31, 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                             2017                   2016                   2015
                                    ---------------------  ---------------------- ---------------------
Years Ended December 31,            Commercial Other       Commercial Other       Commercial Other
(in millions)                       Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------            ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year           $ 96     $66  $162     $79      $58  $137     $73      $21  $ 94
   Additions to allowance                53       2    55      13        8    21      14       37    51
   Charge-offs, net of recoveries       (13)     (5)  (18)      4       --     4      (8)      --    (8)
                                       ----     ---  ----     ---      ---  ----     ---      ---  ----
Allowance, end of year                 $136     $63  $199     $96      $66  $162     $79      $58  $137
                                       ====     ===  ====     ===      ===  ====     ===      ===  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                                        Years Ended
                                                        December 31,
                                                      ---------------
         (in millions)                                2017 2016  2015
         -------------                                ---- ----  ----
         Impaired loans with valuation allowances     $26  $ 26  $100
         Impaired loans without valuation allowances   18    88   110
                                                      ---  ----  ----
            Total impaired loans                       44   114   210
         Valuation allowances on impaired loans        (4)   (3)   (4)
                                                      ---  ----  ----
         Impaired loans, net                          $40  $111  $206
                                                      ===  ====  ====
         Interest income on impaired loans            $ 5  $  7  $ 11
                                                      ===  ====  ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For the year ended December 31, 2017, loans with a carrying value of $169 million were modified in troubled debt restructurings. Loans that had been modified in troubled debt restructurings during the year ended December 31, 2016, have been fully paid off.

6. REINSURANCE

In the ordinary course of business, we utilize internal and third-party reinsurance relationships to manage insurance risks and to facilitate capital management strategies. Long-duration reinsurance is effected principally under yearly renewable term treaties. Pools of highly-rated third party reinsurers are utilized to manage net amounts at risk in excess of retention limits. In addition, we assume reinsurance from other insurance companies. We generally limit our exposure to loss on any single life to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, we can increase our exposure to loss on any single life up to $15 million.

Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. The premiums with respect to these treaties are earned over the contract period in proportion to the protection provided.

The following table presents the effect of reinsurance on our premiums:

                                     Years Ended December 31,
                                     ----------------------
                   (in millions)      2017     2016    2015
                   -------------     ------   ------  ------
                   Direct premiums   $4,369   $2,679  $3,535
                   Assumed premiums      21       22      20
                   Ceded premiums      (993)    (979)   (927)
                                     ------   ------  ------
                   Net               $3,397   $1,722  $2,628
                                     ======   ======  ======

Reinsurance recoveries, which reduced policyholder benefits, were approximately $804 million, $655 million and $847 million during 2017, 2016 and 2015, respectively.

We manage the capital impact of our statutory reserve requirements, including those resulting from the National Association of Insurance Commissioners (NAIC) Model Regulation "Valuation of Life Insurance Policies" (Regulation XXX) and NAIC Actuarial Guideline 38 (Guideline AXXX) through unaffiliated and affiliated reinsurance transactions. Regulation XXX and Guideline AXXX reserves related to new and in-force term and universal life business were ceded to our Parent, AGC Life, under a coinsurance/modified coinsurance agreement effective January 1, 2011. Effective July 1, 2016, we entered into an agreement to cede approximately $5 billion of statutory reserves for certain whole life and universal life policies to an unaffiliated reinsurer. Effective December 31, 2016, we recaptured in-force term and universal life reserves subject to Regulation XXX and Guideline AXXX from AGC Life, and ceded approximately
$14 billion of such statutory reserves to an unaffiliated reinsurer under an amendment to the July 1, 2016 agreement. Under GAAP, these reinsurance transactions use deposit accounting with a reinsurance risk charge recorded in income.

In 2017, 2016 and 2015, our results of operations included pre-tax expense of approximately $26 million, $92 million and $89 million, respectively, for risk charges associated with the affiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. In 2017, our results of operations included pre-tax expense of $102 million for risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX. There were no risk charges associated with the unaffiliated reinsurance agreements subject to Regulation XXX and Guideline AXXX in 2016 and 2015.

On October 1, 2003, we entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. (AIGB). Under the agreement, AIGB reinsured 100 percent quota share of our liability on virtually all of our general account deferred annuity contracts with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, we retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance Security

Our third-party reinsurance arrangements do not relieve us from our direct obligations to our beneficiaries. Thus, a credit exposure exists with respect to reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. We hold substantial collateral as security under related reinsurance agreements in the form of funds, securities, and/or letters of credit. We believe that no exposure to a single reinsurer represents an inappropriate concentration of credit risk to the Company. Gross reinsurance assets with our three largest reinsurers aggregated to approximately $1.2 billion and $1.1 billion at December 31, 2017 and 2016, respectively of which approximately $988 million and $862 million at December 31, 2017 and 2016, respectively, was not secured by collateral.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives contained in insurance contract liabilities and with fixed maturity securities as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange forwards and options) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments and GICs denominated in foreign currencies.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments with respect to investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable International Swaps and Derivative Association, Inc. (ISDA) Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with GIC liabilities and available for sale investments have been designated as fair value hedges. Changes in fair value hedges of GIC liabilities and available for sale securities are reported in net policyholder benefits and net realized capital gains (losses), respectively, along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                              December 31, 2017                  December 31, 2016
                                                     ----------------------------------  --------------------------------
                                                     Gross Derivative  Gross Derivative  Gross Derivative Gross Derivative
                                                          Assets          Liabilities         Assets        Liabilities
                                                     ----------------  ----------------  ---------------  ---------------
                                                     Notional  Fair    Notional  Fair    Notional  Fair   Notional  Fair
(in millions)                                         Amount   Value    Amount   Value    Amount   Value   Amount   Value
-------------                                        -------- -------  -------- -------  -------- ------  -------- ------
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                           $    88  $   207  $   696  $    14  $   248  $  198  $   546  $   10
   Foreign exchange contracts                            737       65    1,192       88    1,200     171      323      19
Derivatives not designated as hedging
  instruments:/(a)/
   Interest rate contracts                            25,484      343   18,688      957   32,268     319   25,059   1,537
   Foreign exchange contracts                          1,565      333    3,624      360    3,111     430    1,202     314
   Equity contracts                                   25,379    1,136   11,318      889   11,348     263    7,958      12
   Other contracts/(b)/                               35,638       13       59        4   27,535      14    5,639       5
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Total derivatives, gross                             $88,891    2,097  $35,577    2,312  $75,710   1,395  $40,727   1,897
                                                     -------  -------  -------  -------  -------  ------  -------  ------
Counterparty netting/(c)/                                      (1,429)           (1,429)            (762)            (762)
Cash collateral/(d)/                                              (45)             (627)             (46)            (852)
                                                              -------           -------           ------           ------
Total derivatives included in Other Assets and
  Other Liabilities, respectively /(e)/                       $   623           $   256           $  587           $  283
                                                              -------           -------           ------           ------

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Consists primarily of stable value wrap contracts with multiple underlying exposures.
(c)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(d)Represents cash collateral posted and received that is eligible for netting.
(e)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2017 and 2016. Fair value of liabilities related to bifurcated embedded derivatives was $3.6 billion and $2.7 billion, respectively, at December 31, 2017 and 2016.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                      Years Ended December 31,
                                                      ------------------------
   (in millions)                                        2017      2016   2015
   -------------                                      -------    -----  -----
   Derivative instruments in fair value hedging
     relationships*:
      Interest rate contracts                         $    (5)   $  (8) $   7
      Foreign exchange contracts                           (1)     (22)    17
                                                      -------    -----  -----
   Total                                              $    (6)   $ (30) $  24
                                                      =======    =====  =====
   Derivatives not designated as hedging
     instruments, by derivative type:
      Interest rate contracts                         $   (67)   $(144) $ 261
      Foreign exchange contracts                         (208)      85     64
      Equity contracts                                   (844)    (749)  (116)
      Other contracts                                      66       71     67
      Embedded derivatives                               (384)     (60)   (62)
                                                      -------    -----  -----
   Total                                              $(1,437)   $(797) $ 214
                                                      =======    =====  =====
   By classification:
      Policy fees                                     $    67    $  70  $  68
      Net realized capital gains (losses)              (1,504)    (894)   170
      Policyholder benefits                                 2        2      6
      Interest credited to policyholder account
        balances                                           (8)      (5)    (6)
                                                      -------    -----  -----
   Total                                              $(1,443)   $(827) $ 238
                                                      =======    =====  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Short-duration insurance contracts: Policy acquisition costs are deferred and amortized over the period in which the related premiums written are earned, generally 12 months. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is anticipated in assessing the recoverability of DAC. We assess the recoverability of DAC on an annual basis or more frequently if circumstances indicate an impairment may have occurred. This assessment is performed by comparing recorded net unearned premiums and anticipated investment income on in-force business to the sum of expected losses and loss adjustment expenses incurred, unamortized DAC and maintenance costs. If the sum of these costs exceeds the amount of recorded net unearned premiums and anticipated investment income, the excess is recognized as an offset against the asset established for DAC. This offset is referred to as a premium deficiency charge. Increases in expected losses and loss adjustment expenses incurred can have a significant impact on the likelihood and amount of a premium deficiency charge.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Long-duration insurance contracts: Policy acquisition costs for participating life, traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. We perform separate loss recognition tests for traditional life products, payout annuities and long-term care products. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impacts the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities are in a net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             ------------------------
(in millions)                                                                 2017     2016    2015
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $6,522   $6,106  $5,339
   Acquisition costs deferred                                                   714      805     983
   Accretion of interest/amortization                                          (798)    (796)   (778)
   Effect of unlocking assumptions used in estimating future gross profits      154      277      36
   Effect of realized gains/loss on securities                                  280      285       1
   Effect of unrealized gains/loss on securities                               (496)    (155)    525
                                                                             ------   ------  ------
Balance, end of year                                                         $6,376   $6,522  $6,106
                                                                             ======   ======  ======

Value of Business Acquired (VOBA): VOBA is determined at the time of acquisition and is reported in the Consolidated Balance Sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business in a manner similar to that for DAC based on the assumptions at purchase. For investment-oriented products, VOBA is amortized in relation to estimated gross profits and adjusted for the effect of unrealized gains or losses on fixed maturity and equity securities available for sale in a manner similar to DAC.

The following table presents a rollforward of VOBA:

                                                                                Years Ended
                                                                               December 31,
                                                                               ------------
(in millions)                                                                2017  2016  2015
-------------                                                                ----  ----  ----
Balance, beginning of year                                                   $265  $295  $322
   Accretion of interest/amortization                                         (11)  (28)  (24)
   Effect of unlocking assumptions used in estimating future gross profits     --    --   (22)
   Effect of realized gains/loss on securities                                 --     1    --
   Effect of unrealized gains/loss on securities                               (9)   (3)   19
                                                                             ----  ----  ----
Balance, end of year                                                         $245  $265  $295
                                                                             ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $23 million, $22 million, $20 million, $16 million and $15 million, respectively. These projections are based on current estimates for investment income and spreads, persistency, mortality and morbidity assumptions.

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of deferred sales inducements:

                                                                                 Years Ended
                                                                                 December 31,
                                                                             -------------------
(in millions)                                                                 2017   2016   2015
-------------                                                                -----  -----  -----
Balance, beginning of year                                                   $ 585  $ 579  $ 442
   Acquisition costs deferred                                                   11     55     73
   Accretion of interest/amortization                                         (120)  (123)  (132)
   Effect of unlocking assumptions used in estimating future gross profits      42     48     53
   Effect of realized gains/loss on securities                                  14     33      4
   Effect of unrealized gains/loss on securities                               (23)    (7)   139
                                                                             -----  -----  -----
Balance, end of year                                                         $ 509  $ 585  $ 579
                                                                             =====  =====  =====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

DAC, VOBA and deferred sales inducements for insurance oriented and investment oriented products are reviewed for recoverability, which involves estimating the future profitability of current business. This review involves significant management judgment. If actual future profitability is substantially lower than estimated, our DAC, VOBA and deferred sales inducements may be subject to an impairment charge and our results of operations could be significantly affected in future periods.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                          Real Estate                   Affordable
                                         and Investment Securitization   Housing
(in millions)                            Entities/(a)/  Vehicles/(b)/  Partnerships Total
-------------                            -------------- -------------- ------------ ------
December 31, 2017
Assets:
   Bonds available for sale                   $ --          $6,164         $--      $6,164
   Other bond securities                        --             783          --         783
   Mortgage and other loans receivable          --           1,625          --       1,625
   Other invested assets                       207              --          50         257
   Other/(c)/                                   27             859           1         887
                                              ----          ------         ---      ------
Total assets/(d)/                             $234          $9,431         $51      $9,716
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,822         $--      $1,822
   Notes payable - to third parties             93             684          --         777
   Other/(e)/                                   28             105           8         141
                                              ----          ------         ---      ------
Total liabilities                             $121          $2,611         $ 8      $2,740
                                              ====          ======         ===      ======
December 31, 2016
Assets:
   Bonds available for sale                   $ --          $6,319         $--      $6,319
   Other bond securities                        --             766          --         766
   Mortgage and other loans receivable          --           1,128          --       1,128
   Other invested assets                        17              --          26          43
   Other/(c)/                                   16             550          --         566
                                              ----          ------         ---      ------
Total assets/(d)/                             $ 33          $8,763         $26      $8,822
                                              ====          ======         ===      ======
Liabilities:
   Notes payable - to affiliates              $ --          $1,259         $--      $1,259
   Notes payable - to third parties             --             139          --         139
   Other/(e)/                                   24              14           3          41
                                              ----          ------         ---      ------
Total liabilities                             $ 24          $1,412         $ 3      $1,439
                                              ====          ======         ===      ======

(a)At December 31, 2017, off-balance sheet exposure primarily consisting of commitments to real estate and investment entities was $32 million. There was no off-balance sheet exposure for real estate and investment entities at December 31, 2016.
(b)At December 31, 2017 and 2016, $8.6 billion and $8 billion, respectively, of the total assets of consolidated vehicles were owed to AGL Parent or its subsidiaries.
(c)Comprised primarily of short-term investments and other assets at both December 31, 2017 and 2016.
(d)The assets of each VIE can be used only to settle specific obligations of that VIE.
(e)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2017 and 2016.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2017
   Real estate and investment entities/(b)/   $156,186    $2,079      $650     $2,729
   Affordable housing partnerships               4,299       548        --        548
                                              --------    ------      ----     ------
Total                                         $160,485    $2,627      $650     $3,277
                                              ========    ======      ====     ======
December 31, 2016
   Real estate and investment entities/(b)/   $168,097    $2,532      $440     $2,972
   Affordable housing partnerships               4,101       554        --        554
                                              --------    ------      ----     ------
Total                                         $172,198    $3,086      $440     $3,526
                                              ========    ======      ====     ======

(a)At December 31, 2017 and 2016, $2.3 billion and $2.8 billion, respectively, of our total unconsolidated VIE assets were recorded as other invested assets.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(b)Comprised primarily of hedge funds and private equity funds.

Real Estate and Investment Entities

Through an affiliate, AIG Global Real Estate, we are an investor in various real estate investment entities, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIEs' activities consist of the development or redevelopment of commercial, industrial and residential real estate. Our involvement varies from being a passive equity investor or finance provider to actively managing the activities of the VIEs.

We participate as passive investors in the equity issued by certain third-party-managed hedge and private equity funds that are VIEs. Typically, we are not involved in the design or establishment of these VIEs, nor do they actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities, residential mortgage loans and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third-parties or affiliates by these entities are reported as notes payable.

Affordable Housing Partnerships

SunAmerica Affordable Housing Partners, Inc. (SAAHP) organized and invested in limited partnerships that develop and operate affordable housing qualifying for federal, state, and historic tax credits, in addition to a few market rate properties across the United States. The operating partnerships are VIEs, whose debt is generally non-recourse in nature, and the general partners of which are mostly unaffiliated third-party developers. We account for our investments in the operating partnerships using the equity method of accounting, unless they are required to be consolidated. We consolidate an operating partnership if the general partner is an affiliated entity or we otherwise have the power to direct activities that most significantly impact the entity's economic performance.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for traditional life and annuity payout contracts, which represent an estimate of the present value of future benefits less the present value of future net premiums. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. In addition, reserves for contracts in loss recognition are adjusted to reflect the effect of unrealized

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gains on fixed maturity and equity securities available for sale, with related changes recognized through Other comprehensive income.

Future policy benefits also include certain guaranteed benefits of variable annuity products that are not considered embedded derivatives, primarily guaranteed minimum death benefits. See Note 11 for additional information on guaranteed minimum death benefits.

The liability for long-duration future policy benefits has been established including assumptions for interest rates which vary by year of issuance and product, and range from approximately 0.1 percent to 14.0 percent. Mortality and surrender rate assumptions are generally based on actual experience when the liability is established.

For long duration traditional business, a "lock-in" principle applies. The assumptions used to calculate the benefit liabilities and DAC are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. The assumptions include mortality, morbidity, persistency, maintenance expenses, and investment returns. These assumptions are typically consistent with pricing inputs. These assumptions include margins for adverse deviation principally for key assumptions such as mortality and interest rates used to discount cash flows, to reflect uncertainty given that actual experience might deviate from these assumptions. Establishing margins at contract inception requires management judgment. The extent of the margin for adverse deviation may vary depending on the uncertainty of the cash flows, which is affected by the volatility of the business and the extent of our experience with the product.

Loss recognition occurs if observed changes in actual experience or estimates result in projected future losses under loss recognition testing. To determine whether loss recognition exists, we determine whether a future loss is expected based on updated current assumptions. If loss recognition exists, we recognize the loss by first reducing DAC through amortization expense, and, if DAC is depleted, record additional liabilities through a charge to policyholder benefit expense. See Note 8 for additional information on loss recognition.

In 2017, no loss recognition expense was recorded. In 2016, we recorded loss recognition expense of $424 million, which reflected the establishment of additional reserves primarily as a result of mortality experience studies that indicated increased longevity, particularly on injured lives in a block of structured settlements underwritten prior to 2010. In 2015, we recorded loss recognition expense of $28 million to increase reserves for certain long-term care business.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 0.2 percent to 9.0 percent at December 31, 2017, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for universal life, fixed annuities, fixed options within variable annuities, annuities without life contingencies, funding agreements and GICs, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value, (b) annuities issued in a structured settlement arrangement with no life contingency and (c) certain contracts we have elected to account for at fair value. In addition, certain GIC contracts contain embedded derivatives that are bifurcated and carried at fair value in policyholder contract deposits with the change in fair value recorded in policyholder benefits. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

For universal life policies with secondary guarantees, we recognize certain liabilities in addition to policyholder account balances. For universal life policies with secondary guarantees, as well as other universal life policies for which profits followed by losses are expected at contract inception, a liability is recognized based on a benefit ratio of (a) the present value of total expected payments, in excess of the account value, over the life of the contract, divided by (b) the present value of total expected assessments over the life of the contract. For universal life policies without secondary

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

guarantees, for which profits followed by losses are first expected after contract inception, we establish a liability, in addition to policyholder account balances, so that expected future losses are recognized in proportion to the emergence of profits in the earlier (profitable) years. Universal life account balances as well as these additional liabilities related to universal life products are reported within policyholder contract deposits in the Consolidated Balance Sheets. These additional liabilities are also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on accumulated assessments, with related changes recognized through Other comprehensive income.

Under a funding agreement-backed notes issuance program, an unaffiliated, non-consolidated statutory trust issues medium-term notes to investors, which are secured by GICs we issued to the trust.

Policy Claims and Benefits Payable

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported (IBNR) claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

We are now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File (SSDMF) to determine if insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with us within 120 days, we will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in our records.

Other Policyholder Funds

Other policyholder funds include unearned revenue reserves (URR). URR consist of front-end loads on investment-oriented contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. URR for investment-oriented contracts are generally deferred and amortized, with interest, in relation to the incidence of estimated gross profit to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC. Amortization of URR is recorded in policy fees. Similar to Shadow DAC, URR related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through Other comprehensive income (shadow URR).

Other policyholder funds also include provisions for future dividends to participating policyholders, accrued in accordance with all applicable regulatory or contractual provisions. Participating policyholders are the policyholders who share in our earnings based on provisions within the policy contract. These dividends are declared annually by our Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, we established an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Participating life business represented approximately 1.0 percent of the gross insurance in force at December 31, 2017 and 1.5 percent of gross premiums in 2017. Policyholder dividends were $19 million in both 2017 and 2016 and $22 million in 2015 and are included in policyholder benefits in the Consolidated Statements of Income.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Certain products are subject to experience adjustments. These include group life and group medical products, credit life contracts, accident and health insurance contracts/riders attached to life policies and, to a limited extent, reinsurance agreements with other direct insurers. Ultimate premiums from these contracts are estimated and recognized as revenue with the unearned portions of the premiums recorded as liabilities in other policyholder funds. Experience adjustments vary according to the type of contract and the territory in which the policy is in force and are subject to local regulatory guidance.

11. VARIABLE LIFE AND ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity and variable universal life contracts that qualify for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or in other instances at specified dates during the accumulation period. Living benefits primarily include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, i.e. the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features; as a result, the net amount at risk for each feature is not additive to that of other features.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                 December 31,
                                                ---------------
                 (in millions)                   2017    2016
                 -------------                  ------- -------
                 Equity funds                   $20,028 $17,140
                 Bond funds                       4,160   4,189
                 Balanced funds                  20,992  19,194
                 Money market funds                 290     365
                                                ------- -------
                 Total                          $45,470 $40,888
                                                ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liability for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents details concerning our GMDB exposures, by benefit type:

                                                December 31, 2017             December 31, 2016
                                          ----------------------------- -----------------------------
                                           Net Deposits     Highest      Net Deposits     Highest
                                          Plus a Minimum Contract Value Plus a Minimum Contract Value
(dollars in millions)                         Return        Attained        Return        Attained
---------------------                     -------------- -------------- -------------- --------------
Account value                                $ 35,810       $15,720        $ 31,829       $14,871
Net amount at risk                                474           364             934           594
Average attained age of contract holders           65            68              66            68
Range of guaranteed minimum return rates      0%-4.5%                       0%-4.5%

The following table presents a rollforward of the GMDB liability related to variable annuity contracts:

                                                                              Years Ended
                                                                             December 31,
                                                                           ----------------
(in millions)                                                              2017  2016  2015
-------------                                                              ----  ----  ----
Balance, beginning of year                                                 $371  $459  $363
   Reserve (decrease) increase                                              (21)  (33)  150
   Benefits paid                                                            (41)  (55)  (54)
   Changes in reserves related to unrealized appreciation of investments      6    --    --
                                                                           ----  ----  ----
Balance, end of year                                                       $315  $371  $459
                                                                           ====  ====  ====

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality and lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Certain guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB as well as index annuities and indexed universal life contracts, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The liabilities for GMWB, which are recorded in policyholder contract deposits, are accounted for as embedded derivatives measured at fair value, with changes in the fair value of the liabilities recorded in other net realized capital gains (losses). The fair value of these embedded derivatives was a net liability of $1.7 billion and $1.5 billion at December 31, 2017 and 2016, respectively. See Note 3 for discussion of the fair value measurement of guaranteed

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

benefits that are accounted for as embedded derivatives. We had account values subject to GMWB that totaled $38.7 billion and $34.5 billion at December 31, 2017 and 2016, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $375 million and $668 million at December 31, 2017 and 2016, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2017, including fixed and variable-rates:

                                                                     Balance at
                                                                    December 31,
                                             Range of     Maturity  -------------
(in millions)                            Interest Rate(s) Date(s)    2017   2016
-------------                            ---------------- --------- ------ ------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs       3.50%-6.31%   2036-2047 $1,195 $  691
   Notes payable of consolidated VIEs,
     at fair value                         0.34%-11.93%   2047-2061    627    568
   Debt of consolidated investments         4.00%-4.00%   2027-2027     40     --
                                                                    ------ ------
Total notes payable - to affiliates                                  1,862  1,259
                                                                    ------ ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs       3.50%-5.60%   2018-2061    777    140
   Debt of consolidated investments         3.80%-7.68%   2022-2038    124     80
                                                                    ------ ------
Total notes payable - to third parties                                 901    220
                                                                    ------ ------
Total notes payable                                                 $2,763 $1,479
                                                                    ====== ======

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                          Year Ending
December 31, 2017                                             -----------------------------------
(in millions)                                          Total  2018 2019 2020 2021 2022 Thereafter
-------------                                          ------ ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs                  $1,195 $--  $--  $--  $--  $--    $1,195
   Notes payable of consolidated VIEs, at fair value      627  --   --   --   --   --       627
   Debt of consolidated investments                        40  --   --   --   --   --        40
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to affiliates                    $1,862 $--  $--  $--  $--  $--    $1,862
                                                       ------ ---  ---  ---  ---  ---    ------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     777   4    2   42   13    2       714
   Debt of consolidated investments                       124   1    1    1    1   17       103
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable - to third parties                    901   5    3   43   14   19       817
                                                       ------ ---  ---  ---  ---  ---    ------
Total notes payable                                    $2,763 $ 5  $ 3  $43  $14  $19    $2,679
                                                       ====== ===  ===  ===  ===  ===    ======

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2017 and 2016, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2017:

                  (in millions)
                  -------------
                  2018                                     $17
                  2019                                      14
                  2020                                      14
                  2021                                      14
                  2022                                      13
                  Remaining years after 2022                27
                                                           ---
                  Total                                    $99
                                                           ===

Rent expense was $20 million, $22 million and $30 million in 2017, 2016 and 2015, respectively.

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $1.0 billion at December 31, 2017.

Mortgage Loan Commitments

We had $1.1 billion and $147 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2017.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $11 million and $10 million at December 31, 2017 and 2016, respectively, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                       December 31,
                                                                                     ---------------
(in millions)                                                                          2017    2016
-------------                                                                        -------  ------
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 7,703  $4,685
Net unrealized gains on other invested assets                                            164     309
Adjustments to DAC, VOBA and deferred sales inducements                               (1,193)   (665)
Shadow loss recognition                                                               (1,513)   (583)
Foreign currency translation adjustments                                                  (3)     (3)
Deferred income tax                                                                     (406)   (448)
                                                                                     -------  ------
Accumulated other comprehensive income                                               $ 4,752  $3,295
                                                                                     =======  ======

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the other comprehensive income (loss) reclassification adjustments:

                                 Unrealized
                                Appreciation
                               (Depreciation)
                                  of Fixed
                                  Maturity
                               Investments on
                                Which Other-
                                   Than-                     Adjustments
                                 Temporary      Unrealized     to DAC,
                                   Credit      Appreciation   VOBA, and  Unrealized    Foreign
                                Impairments   (Depreciation)  Deferred    Insurance   Currency
                                    were       of All Other     Sales       Loss     Translation
(in millions)                    Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                  -------------- -------------- ----------- ----------- ----------- -------
December 31, 2015
Unrealized change arising
  during period                    $(304)        $(5,202)       $ 688       $ 854        $10     $(3,954)
Less: Reclassification
  adjustments included in net
  income                              38             (39)           5          --         14          18
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)      (342)         (5,163)         683         854         (4)     (3,972)
Less: Income tax expense
  (benefit)                         (117)           (795)         241         303         (2)       (370)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $(225)        $(4,368)       $ 442       $ 551        $(2)    $(3,602)
                                   =====         =======        =====       =====        ===     =======
December 31, 2016
Unrealized change arising
  during period                    $ (27)        $ 1,394        $ 153       $(565)       $--     $   955
Less: Reclassification
  adjustments included in net
  income                              26            (136)         318          --         --         208
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (53)          1,530         (165)       (565)        --         747
Less: Income tax expense
  (benefit)                          (19)             73          (65)       (204)        --        (215)
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ (34)        $ 1,457        $(100)      $(361)       $--     $   962
                                   =====         =======        =====       =====        ===     =======
Year ended December 31, 2017
Unrealized change arising
  during period                    $ 216         $ 2,443        $(234)      $(930)       $--     $ 1,495
Less: Reclassification
  adjustments included in net
  income                              28            (242)         294          --         --          80
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       188           2,685         (528)       (930)        --       1,415
Less: Income tax expense
  (benefit)                           59             605         (173)       (320)        --         171
                                   -----         -------        -----       -----        ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)     $ 129         $ 2,080        $(355)      $(610)       $--     $ 1,244
                                   =====         =======        =====       =====        ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                                Amount
                                                             Reclassified
                                                           from Accumulated
                                                                 Other
                                                          Comprehensive Income
                                                          ------------------
                                                             December 31,
                                                          ------------------            Affected Line Item in the
(in millions)                                              2017    2016  2015             Statements of Income
-------------                                             -----   -----  ----  --------------------------------------------
Unrealized appreciation of fixed maturity investments on
  which other-than-temporary credit impairments were
  recognized                                              $  28   $  26  $ 38  Net realized capital gains (losses)
Unrealized (depreciation) of all other investments         (242)   (136)  (39) Net realized capital gains (losses)
Adjustments to DAC, VOBA and deferred sales                                    Amortization of deferred policy acquisition
  inducements                                               294     318     5  costs
Foreign currency translation adjustments                     --      --    14
                                                          -----   -----  ----
   Total reclassifications for the period                 $  80   $ 208  $ 18
                                                          =====   =====  ====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2017   2016   2015
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $  612 $1,591 $1,413

 At December 31,
 Statutory capital and surplus                             $7,984 $9,001  8,894
 Aggregate minimum required statutory capital and surplus   2,035  1,976  2,134

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2017 and 2016, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2015, we applied a permitted statutory accounting practice to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. In 2017, the permitted practice was expanded to include additional derivative instruments utilized for the same purpose. The permitted practice resulted in an increase in our statutory surplus of $430 million and $645 million at December 31, 2017 and 2016, respectively. Other than the adoption of this permitted practice, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a 12-month period, measured retrospectively from the date of payment, which can be paid over a rolling 12-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the preceding year's statutory surplus as regards to policyholders at the preceding December 31; or (2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of our unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2018 without prior approval of the TDI is $1.5 billion. Dividend payments in excess of positive retained earnings are classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

17. INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company and the life insurance industry in tax years beginning January 1, 2018.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g., reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the life insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of the separate accounts dividends received deduction.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 addresses situations where accounting for certain income tax effects of the Tax Act under Accounting Standards Codification (ASC) 740 may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under ASC 740 is complete.

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

    . If a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with current income tax accounting requirements, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017, is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of our

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

provision for income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

For the period ended December 31, 2017, we recognized a provisional estimate of income tax effects of the Tax Act of $731 million.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years.

Provisions Impacting Projections of Taxable Income and Realizability of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that reliance on provisional estimates will have a material impact on the determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are the non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, no provisional estimates were recorded.

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

    Years Ended December 31,
    (in millions)                                       2017   2016    2015
    ------------------------                           ------ ------  -----
    Current                                            $  858 $1,248  $ 549
    Deferred                                              256   (951)  (111)
                                                       ------ ------  -----
    Total income tax expense                           $1,114 $  297  $ 438
                                                       ====== ======  =====

AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The U.S. statutory income tax rate is 35 percent for 2017, 2016 and 2015. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                       2017   2016  2015
------------------------                                           ------  ----  ----
U.S federal income tax expense at statutory rate                   $  593  $423  $593
Adjustments:
   Impact of Tax Act                                                  731    --    --
   Reclassifications from accumulated other comprehensive income     (130)  (89)  (94)
   Dividends received deduction                                       (47)  (30)  (30)
   State income tax                                                    (2)    8    (5)
   Other credits, taxes and settlements                               (31)  (15)  (26)
                                                                   ------  ----  ----
Total income tax expense                                           $1,114  $297  $438
                                                                   ======  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                                2017     2016
------------------------                                                   -------  -------
Deferred tax assets:
   Basis differences on investments                                        $ 1,673  $ 3,194
   Policy reserves                                                           1,572    2,034
   Fixed assets                                                                281      339
   Losses and tax credit carryforwards                                         173      248
   State deferred tax benefits                                                  12       25
                                                                           -------  -------
Total deferred tax assets                                                    3,711    5,840
                                                                           -------  -------
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (1,380)  (2,195)
   Net unrealized gains on debt and equity securities available for sale    (1,078)  (1,332)
   Capitalized EDP                                                             (46)     (64)
   Other                                                                       (24)    (273)
                                                                           -------  -------
Total deferred tax liabilities                                              (2,528)  (3,864)
                                                                           -------  -------
Net deferred tax asset before valuation allowance                            1,183    1,976
Valuation allowance                                                             --     (366)
                                                                           -------  -------
Net deferred tax asset                                                     $ 1,183  $ 1,610
                                                                           =======  =======

The following table presents our tax losses and credit carryforwards on a tax return basis.

   December 31, 2017                                     Tax     Expiration
   (in millions)                                 Gross Effected   Periods
   -----------------                             ----- -------- ------------
   Net operating loss carryforwards               $60    $ 13   2028 to 2036
   Foreign tax credit carryforwards                --      31   2018 to 2024
   Alternative minimum tax credit carryforwards    --      12             --
   Business credit carryforwards                   --     117   2025 to 2036
                                                         ----
   Total carryforwards                                   $173
                                                         ====

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

As of December 31, 2017, based on all available evidence we concluded that no valuation allowance should be established on a portion of the deferred tax asset. At December 31, 2017 and 2016 we released $366 million and $554 million, respectively, of valuation allowance associated with the unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                       Years Ended
                                                       December 31,
                                                       -----------
              (in millions)                            2017  2016
              -------------                            ----  ----
              Gross unrecognized tax benefits,
                beginning of year                      $22   $ 33
                 Increases in tax position for prior
                   years                                --     --
                 Decreases in tax position for prior
                   years                                (6)   (11)
                                                       ---   ----
              Gross unrecognized tax benefits, end of
                year                                   $16   $ 22
                                                       ===   ====

At December 31, 2017 and 2016, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $16 million and $22 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2017 and 2016, we had accrued liabilities of $4 million and $4 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2017, 2016 and 2015, we recognized expense of less than $1 million, income of $3 million and expense of $1 million, respectively, for interest (net of the federal benefit) and penalties related to unrecognized tax benefits.

We regularly evaluate proposed adjustments by taxing authorities. At December 31, 2017, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2017 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On September 29, 2017, the Financial Stability Oversight Council (Council) rescinded its determination that material financial distress at AIG could pose a threat to U.S. financial stability and as a result, AIG is no longer designated as a nonbank systemically important financial institution (nonbank
SIFI). With the rescission of its designation as a nonbank SIFI, AIG is no longer subject to the consolidated supervision of the Board of Governors of the Federal Reserve System or subject to the enhanced prudential standards set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations.

On September 25, 2017, AIG announced organizational changes designed to position AIG a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG's technology-driven subsidiary, is reported within Other Operations. AIG also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. We incurred approximately
$406 million, $390 million and $315 million for such services in 2017, 2016 and 2015, respectively. Accounts payable for such services were $997 million and $1.1 billion at December 31, 2017 and 2016, respectively. We rent facilities and provide services on an allocated cost basis to various affiliates. We also provide shared services, including technology, to a number of AIG's life insurance subsidiaries. We earned approximately $587 million, $685 million and $812 million for such services and rent in 2017, 2016 and 2015, respectively. Accounts receivable for rent and services were $804 million and $769 million at December 31, 2017 and 2016, respectively.

We pay commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing our annuity products and mutual funds. Amounts incurred related to the broker-dealer services totaled $30 million, $33 million and $50 million in 2017, 2016 and 2015, respectively.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006.

We, as successor-in-interest to American General Life and Accident Insurance Company (AGLA) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by AGLA between March 3, 2003 and September 30, 2010.

We, as successor-in-interest to SunAmerica Annuity and Life Assurance Company
(SAAL) and SunAmerica Life Insurance Company (SALIC) have a General Guarantee Agreement with American Home. Pursuant to the terms of this agreement, American Home has unconditionally and irrevocably guaranteed policies of insurance issued by SAAL and SALIC between January 4, 1999 and December 29, 2006.

We, as successor-in-interest to American General Life Insurance Company of Delaware, formerly known as AIG Life Insurance Company (AIG Life), have a General Guarantee Agreement with National Union Fire Insurance Company of Pittsburg, Pa. (National Union), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of this agreement, National Union has unconditionally and irrevocably guaranteed insurance policies issued by AIG Life between July 13, 1998 and April 30, 2010.

American Home's and National Union's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantees.

Other

We purchase, sell or transfer securities, at fair market value, to or from our affiliates in the ordinary course of business.

In October 2017, we entered into securitization transactions in which through our wholly owned subsidiary, AIG Home Loan 2, transferred portfolios of U.S. residential mortgage loans to a newly formed special purpose entity, CSMC 2017-HL2 (the CSMC), which is a VIE that we consolidate. We received total cash consideration of $412 million for the transferred loans. The CSMC issued structured securities to the Company for cash consideration. CSMC also issued structured securities to third party investors and to our affiliates, USL and VALIC. Refer to Note 9 for additional information.

In September 2017, we transferred securities to our affiliate, USL, in exchange for cash and a portfolio of securities. Total consideration received was $350 million.

During 2017, we purchased commercial mortgage loans and investment grade private placement bonds from certain affiliated AIG domestic property and casualty companies for total cash consideration of $1.3 billion.

During 2016, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling approximately $284 million as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

We engage in structured settlement transactions, certain of which involve affiliated property and casualty insurers that are subsidiaries of AIG Parent. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life-contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity (SPIA) issued by us for the ultimate benefit of the claimant. The portion of our liabilities related to structured settlements involving life contingencies is reported in future policy benefits, while the portion not involving life contingencies is reported in policyholder contract deposits. In certain structured settlement arrangements, the property and casualty insurance company remains contingently liable for the payments to the claimant.

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AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 26, 2018, the date the financial statements were issued.

In February 2018, we and our affiliates, The United States Life Insurance Company in the City of New York and The Variable Annuity Life Insurance Company, each entered into respective Modified Coinsurance (ModCo) Agreements (The Agreements) with DSA Reinsurance Company Limited (DSA Re), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were executed as of February 12, 2018 in respect of certain closed blocks of business (including term life, whole life, universal life, long-term care, accident and health, structured settlements, single premium immediate annuities, and pension risk transfer annuities). The initial consideration included the fair value of ModCo Assets held by the Company on behalf of DSA Re at the execution date, along with the net results experienced under the reinsurance agreement from the January 1, 2017 effective date in the agreement through the execution date. The initial consideration exceeded the ModCo Reserves ceded at contract inception. The excess consideration represents a net cost of reinsurance asset that will be amortized over the life of the reinsured contracts. Total returns on the ModCo Assets will inure to the benefit of DSA Re. The Company did not receive a ceding commission at contract inception. Management is still assessing the impact of the Agreements.

                                      70